EVALUATION SUMMARY LILIS ENERGY, INC. INTERESTS DELAWARE BASIN PROPERTIES IN TEXAS AND NEW MEXICO TOTAL PROVED RESERVES AS OF DECEMBER 31, 2018 Pursuant to the Guidelines of the Securities and Exchange Commission for Reporting Corporate Reserves and Future Net Revenue

EVALUATION SUMMARY LILIS ENERGY, INC. INTERESTS DELAWARE BASIN PROPERTIES IN TEXAS AND NEW MEXICO TOTAL PROVED RESERVES AS OF DECEMBER 31, 2018 Pursuant to the Guidelines of the Securities and Exchange Commission for Reporting Corporate Reserves and Future Net Revenue CAWLEY, GILLESPIE & ASSOCIATES, INC. PETROLEUM CONSULTANTS TEXAS REGISTERED ENGINEERING FIRM F-693 W. TODD BROOKER, P.E. PRESIDENT   MATTHEW K. REGAN, P.E. PARTNER

CAWLEY, GILLESPIE & ASSOCIATES, INC.

PETROLEUM CONSULTANTS

13640 BRIARWICK DRIVE, SUITE 100
AUSTIN, TEXAS 78729-1107
512-249-7000

306 WEST SEVENTH STREET, SUITE 302
FORT WORTH, TEXAS 76102-4987
817-336-2461
www.cgaus.com

1000 LOUISIANA STREET, SUITE 1900
HOUSTON, TEXAS 77002-5008
713-651-9944

January 17, 2019

Lilis Energy, Inc.
300 E. Sonterra Blvd, Suite 1220
San Antonio, TX 78258

Re: Evaluation Summary
Lilis Energy, Inc. Interests
Total Proved Reserves
As of December 31, 2018

Pursuant to the Guidelines of the Securities and Exchange Commission for Reporting Corporate Reserves and Future Net Revenue

Ladies and Gentlemen:

As requested, this report was prepared on January 17, 2019 for Lilis Energy, Inc. ("LEI") for the purpose of submitting our estimates of proved reserves and forecasts of economics attributable to the subject interests. We have evaluated 100% of LEI reserves, which are made up of oil and gas properties in the Delaware Basin. This evaluation utilized an effective date of December 31, 2018, was prepared using constant prices and costs, and conforms to Item 1202(a)(8) of Regulation S-K and other rules of the Securities and Exchange Commission (SEC). The results of this evaluation are presented in the accompanying tabulations, with a composite summary of the values presented below:

		Proved Developed Producing	Proved Developed Non-Producing	Proved Undeveloped	Proved Developed	Total Proved
Net Reserves						
Oil	- Mbbl	5,434.2	843.8	14,927.0	6,278.0	21,205.0
Gas	- MMcf	24,486.2	2,560.0	51,703.4	27,046.2	78,749.6
NGL	- Mbbl	2,370.6	283.3	5,722.6	2,653.9	8,376.6
Revenue						
Oil	- M$	313,238.1	48,680.8	861,180.5	361,918.9	1,223,099.3
Gas	- M$	45,032.8	4,761.5	96,168.4	49,794.3	145,962.7
NGL	- M$	36,700.1	4,458.2	90,042.4	41,158.3	131,200.7
Severance Taxes	- M$	21,984.7	2,939.4	59,870.8	24,924.1	84,794.9
Ad Valorem Taxes	- M$	11,482.2	1,447.5	33,344.1	12,929.8	46,273.9
Operating Expenses	- M$	51,601.5	5,609.6	80,947.9	57,211.1	138,159.0
Other Deductions	- M$	36,877.9	5,719.2	102,291.9	42,597.1	144,889.0
Investments	- M$	0.0	7,859.9	338,365.0	7,859.9	346,225.0
Net Cash Flows	- M$	273,024.6	34,324.8	432,571.4	307,349.5	739,920.9
Discounted @ 10% (Present Worth)	- M$	172,940.8	19,948.4	134,869.5	192,889.2	327,758.7

Lilis Energy, Inc. Interests January 17, 2019 Page 2 Future revenue is prior to deducting state production taxes and ad valorem taxes. Future net cash flow is after deducting these taxes, future capital costs and operating expenses, but before consideration of federal income taxes. In accordance with SEC guidelines, the future net cash flow has been discounted at an annual rate of ten percent to determine its “present worth”. The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties. The oil reserves include oil and condensate. Oil and NGL volumes are expressed in barrels (42 U.S. gallons). Gas volumes are expressed in thousands of standard cubic feet (Mcf) at contract temperature and pressure base. Our estimates are for proved reserves only and do not include any probable or possible reserves nor have any values been attributed to interest in acreage beyond the location for which undeveloped reserves have been estimated. The Proved Developed category is the summation of the Proved Developed Producing and Proved Developed Non-Producing estimates. Presentation This report is divided into four main sections: Summary (Total Proved and Proved Developed), Proved Developed Producing (“PDP”), Proved Developed Non-Producing (“PDNP”) and Proved Undeveloped (“PUD”). Within each section are Tables I and Summary Plots. Tables II and Individual Figures and Tables are also included in the PDP, PDNP and PUD sections. The Tables I present composite reserve estimates and economic forecasts for the particular reserve category or property grouping. The Summary Plots are composite rate-time history-forecast curves for the corresponding Table I. Following certain Summary Plots are Table II “oneline” summaries that present estimates of ultimate recovery, gross and net reserves, ownership, revenue, expenses, investments, net income and discounted cash flow for the individual properties that make up the corresponding Table I. Individual Figures and Tables present reserve estimates, economic forecasts and rate-time plots on a lease or well level. For a more detailed explanation of the report layout, please refer to the Table of Contents following this letter. Hydrocarbon Pricing The base SEC oil and gas prices calculated for December 31, 2018 were $65.56/Bbl and $3.100/MMBTU, respectively. As specified by the SEC, a company must use a 12-month average price, calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period. The base oil price is based upon WTI-Cushing spot prices (Bloomberg) from January - December 2018 and the base gas price is based upon Henry Hub spot prices (Gas Daily) from January - December 2018. The base prices shown above were adjusted for differentials on a per-property basis, which may include local basis differentials, transportation, gas shrinkage, gas heating value (BTU content) and/or crude quality and gravity corrections. Natural gas liquid (NGL) prices were applied as a percentage of WTI. After these adjustments, the net realized prices for the SEC price case over the life of the proved properties was estimated to be $57.680 per barrel for oil, $1.854 per MCF for gas and $15.663 per barrel for NGLs. All economic factors were held constant in accordance with SEC guidelines. Economic Parameters Ownership was accepted as furnished and has not been independently confirmed. Oil and gas price differentials, gas shrinkage, ad valorem taxes, severance taxes, lease operating expenses and investments were calculated and prepared by LEI and were reviewed by us for accuracy and completeness. In some cases, data was accepted as provided. Lease operating expenses were either determined at the area or individual well level using averages calculated from historical lease operating statements. All economic parameters, including lease operating expenses and investments, were held constant (not escalated) throughout the life of these properties.

Lilis Energy, Inc. Interests
January 17, 2019
Page 3

<u>SEC Conformance and Regulations</u>

The reserve classifications and the economic considerations used herein conform to the criteria of the SEC as defined in pages 3 and 4 of the Appendix. The reserves and economics are predicated on regulatory agency classifications, rules, policies, laws, taxes and royalties currently in effect except as noted herein. The possible effects of changes in legislation or other Federal or State restrictive actions which could affect the reserves and economics have not been considered. However, we do not anticipate nor are we aware of any legislative changes or restrictive regulatory actions that may impact the recovery of reserves.

This evaluation includes 37 proved undeveloped locations. Each of the drilling locations proposed conform to the proved undeveloped standards as set forth by the SEC. In our opinion, LEI has indicated they have every intent to complete this development plan as scheduled. Furthermore, LEI has indicated that they have the proper company staffing, financial backing and prior development success to ensure this development plan will be fully executed.

<u>Reserve Estimation Methods</u>

The methods employed in estimating reserves are described in page 2 of the Appendix. Reserves for proved developed producing wells were estimated using production performance methods. Certain new producing properties with little production history were forecast using a combination of production performance and analogy to similar production, both of which are considered to provide a relatively high degree of accuracy.

Non-producing reserve estimates, for both developed and undeveloped properties, were forecast using a combination of volumetric and analogy methods. These methods provide a relatively high degree of accuracy for predicting proved developed non-producing and proved undeveloped reserves for LEI properties. The assumptions, data, methods and procedures used herein are appropriate for the purpose served by this report.

<u>General Discussion</u>

The estimates and forecasts were based upon interpretations of data furnished by your office and available from our files. To some extent information from public records has been used to check and/or supplement these data. The basic engineering and geological data were subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data. All estimates represent our best judgment based on the data available at the time of preparation. Due to inherent uncertainties in future production rates, commodity prices and geologic conditions, it should be realized that the reserve estimates, the reserves actually recovered, the revenue derived therefrom and the actual cost incurred could be more or less than the estimated amounts.

An on-site field inspection of the properties has not been performed. The mechanical operation or condition of the wells and their related facilities have <u>not</u> been examined nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered. The cost of plugging and the salvage value of equipment at abandonment have not been included.

Lilis Energy, Inc. Interests January 17, 2019 Page 4 Cawley, Gillespie & Associates, Inc. is a Texas Registered Engineering Firm (F-693), made up of independent registered professional engineers and geologists that have provided petroleum consulting services to the oil and gas industry for over 50 years. This evaluation was supervised by W. Todd Brooker, President at Cawley, Gillespie & Associates, Inc. and a State of Texas Licensed Professional Engineer (License #83462). We do not own an interest in the properties or Lilis Energy, Inc. and are not employed on a contingent basis. We have used all methods and procedures that we consider necessary under the circumstances to prepare this report. Our work-papers and related data utilized in the preparation of these estimates are available in our office. Yours very truly, CAWLEY, GILLESPIE & ASSOCIATES, INC. TEXAS REGISTERED ENGINEERING FIRM F-693 W. Todd Brooker, P. E. President

TABLE OF CONTENTS Lilis Energy, Inc. Interests Delaware Basin Properties in Texas and New Mexico As of December 31, 2018 ___________________________________________________________________________________________________________________ REPORT LETTER TABLE OF CONTENTS SUMMARY TAB  Table I & Summary Plot – TP  Table I & Summary Plot – PD PROVED DEVELOPED PRODUCING  Table I & Summary Plot – PDP  Table II – PDP (One-Line Summary Alphabetical by Lease Name)  Individual Figures and Tables 1-37 PROVED DEVELOPED NON-PRODUCING  Table I & Summary Plot – PDNP  Table II – PDNP (One-Line Summary Alphabetical by Lease Name)  Individual Figures and Tables 1-4 PROVED UNDEVELOPED  Table I & Summary Plot – PUD  Table II – PUD (One-Line Summary Alphabetical by Lease Name)  Individual Figures and Tables 1-37 APPENDIX TAB  Page 1 – Explanatory Comments for Summary Tables  Page 2 – Methods Employed in the Estimation of Reserves  Pages 3–4 – Reserve Definitions and Classifications  Page 5 – Professional Qualifications of Primary Technical Person Note: Table I’s are Grand Total Summaries of Reserves and Economics Table II’s are “One–Line” Lease Summaries of Economics for wells/leases in corresponding Table I’s. Summary Plots are Grand Total Rate–Time History–Forecast Curves based on the corresponding Table I. i

Table I - TP Composite Reserve Estimates and Economic Forecasts Lilis Energy, Inc. Interests Delaware Basin Properties in Texas and New Mexico Total Proved Reserves As of December 31, 2018 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 2,001.7 10,763.0 797.0 1,333.380 4,761.775 536.060 57.642 1.852 15.568 12-2020 2,695.9 13,654.3 1,041.2 1,839.538 6,804.777 713.363 57.673 1.855 15.619 12-2021 3,322.4 17,635.3 1,372.9 2,153.475 8,358.448 888.295 57.681 1.856 15.647 12-2022 3,716.3 18,362.2 1,436.9 2,435.366 8,741.135 933.005 57.684 1.856 15.656 12-2023 2,735.1 14,264.4 1,105.3 1,781.211 6,728.126 712.317 57.684 1.855 15.638 12-2024 1,978.8 10,517.8 801.9 1,294.534 4,972.618 519.825 57.682 1.853 15.611 12-2025 1,596.0 8,610.6 649.2 1,046.232 4,070.905 421.846 57.682 1.852 15.593 12-2026 1,356.0 7,244.1 544.6 890.058 3,431.043 355.067 57.680 1.849 15.644 12-2027 1,186.5 6,369.9 476.1 779.505 3,016.787 310.862 57.680 1.847 15.648 12-2028 1,061.4 5,731.5 426.2 697.769 2,713.410 278.499 57.680 1.846 15.645 12-2029 956.8 5,175.0 383.4 629.284 2,449.351 250.736 57.680 1.845 15.654 12-2030 872.8 4,592.0 341.0 574.128 2,176.663 223.658 57.680 1.839 15.757 12-2031 800.4 4,224.8 312.7 526.584 2,001.298 205.130 57.679 1.839 15.757 12-2032 737.9 3,906.8 288.3 485.478 1,849.357 189.107 57.679 1.838 15.757 12-2033 675.3 3,274.1 264.3 444.134 1,584.466 173.337 57.679 1.858 15.754 12-2034 618.5 2,972.6 242.8 406.505 1,442.650 159.218 57.679 1.861 15.750 12-2035 569.0 2,734.9 223.4 374.006 1,327.314 146.489 57.679 1.861 15.750 12-2036 524.9 2,522.9 206.1 345.009 1,224.406 135.132 57.679 1.861 15.750 12-2037 481.6 2,314.6 189.1 316.522 1,123.310 123.974 57.679 1.861 15.750 S Tot 27,887.3 144,870.9 11,102.5 18,352.719 68,777.839 7,275.919 57.678 1.852 15.653 After 4,341.0 20,633.1 1,685.0 2,852.317 9,971.774 1,100.632 57.692 1.861 15.729 Total 32,228.3 165,504.0 12,787.5 21,205.036 78,749.613 8,376.551 57.680 1.854 15.663 Cum 4,116.3 100,688.2 .0 Ult 36,344.6 266,192.2 12,787.5 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 76,858.311 8,819.310 8,345.440 0.000 0.000 94,023.062 5,076.909 2,629.174 4.585 12-2020 106,090.898 12,620.175 11,141.733 0.000 0.000 129,852.806 7,601.810 4,328.431 4.467 12-2021 124,215.068 15,511.228 13,899.410 0.000 0.000 153,625.707 8,744.497 4,785.982 4.424 12-2022 140,482.451 16,223.952 14,606.965 0.000 0.000 171,313.368 9,703.259 5,326.617 4.593 12-2023 102,746.643 12,480.855 11,139.390 0.000 0.000 126,366.888 7,085.047 3,818.594 4.854 12-2024 74,671.722 9,216.609 8,115.024 0.000 0.000 92,003.356 5,183.408 2,805.471 5.285 12-2025 60,348.539 7,540.592 6,577.862 0.000 0.000 74,466.994 4,203.253 2,277.081 5.657 12-2026 51,338.854 6,343.082 5,554.586 0.000 0.000 63,236.523 3,569.703 1,937.328 5.994 12-2027 44,961.834 5,573.126 4,864.217 0.000 0.000 55,399.177 3,128.854 1,698.649 6.319 12-2028 40,247.167 5,010.216 4,357.190 0.000 0.000 49,614.573 2,803.308 1,522.010 6.626 12-2029 36,296.882 4,519.517 3,924.912 0.000 0.000 44,741.312 2,528.389 1,373.141 6.955 12-2030 33,115.440 4,003.748 3,524.073 0.000 0.000 40,643.261 2,293.976 1,248.902 7.356 12-2031 30,373.072 3,679.759 3,232.147 0.000 0.000 37,284.978 2,104.788 1,145.929 7.686 12-2032 28,002.085 3,399.125 2,979.687 0.000 0.000 34,380.897 1,941.038 1,056.715 8.023 12-2033 25,617.378 2,944.128 2,730.799 0.000 0.000 31,292.305 1,764.051 963.219 8.521 12-2034 23,446.926 2,684.553 2,507.694 0.000 0.000 28,639.173 1,615.187 882.427 8.825 12-2035 21,572.404 2,469.930 2,307.210 0.000 0.000 26,349.543 1,486.057 811.879 9.270 12-2036 19,899.881 2,278.434 2,128.330 0.000 0.000 24,306.646 1,370.842 748.934 9.737 12-2037 18,256.798 2,090.310 1,952.599 0.000 0.000 22,299.708 1,257.655 687.096 10.279 S Tot 1,058,542.356 127,408.650 113,889.269 0.000 0.000 1,299,840.275 73,462.030 40,047.581 5.736 After 164,556.965 18,554.035 17,311.430 0.000 0.000 200,422.430 11,332.902 6,226.289 16.237 Total 1,223,099.321 145,962.685 131,200.699 0.000 0.000 1,500,262.705 84,794.932 46,273.870 7.116 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 2,400.788 34 29.1 0.000 0.000 8,949.954 42,131.856 32,834.381 32,834.381 32,148.767 12-2020 2,877.613 46 39.7 0.000 0.000 12,478.008 128,027.875 -25,460.931 7,373.450 9,224.147 12-2021 3,542.743 58 49.4 0.000 0.000 14,702.145 103,954.643 17,895.697 25,269.147 23,628.005 12-2022 4,017.982 68 57.8 0.000 0.000 16,645.947 72,110.580 63,508.982 88,778.130 68,338.219 12-2023 4,144.209 67 57.1 0.000 0.000 12,191.011 .000 99,128.026 187,906.156 133,138.847 12-2024 4,144.209 67 57.1 0.000 0.000 8,862.461 .000 71,007.807 258,913.963 175,273.430 12-2025 4,144.209 67 57.1 0.000 0.000 7,164.010 .000 56,678.441 315,592.404 205,829.791 12-2026 4,048.566 67 57.1 0.000 0.000 6,097.198 .000 47,583.729 363,176.133 229,146.049 12-2027 4,038.289 66 56.4 0.000 0.000 5,340.868 .000 41,192.517 404,368.650 247,493.238 12-2028 4,038.289 66 56.4 0.000 0.000 4,781.223 .000 36,469.742 440,838.393 262,257.480 12-2029 4,037.237 66 56.4 0.000 0.000 4,312.080 .000 32,490.464 473,328.856 274,213.422 12-2030 4,026.949 65 55.6 0.000 0.000 3,934.167 .000 29,139.267 502,468.124 283,961.279 12-2031 4,026.949 65 55.6 0.000 0.000 3,608.392 .000 26,398.918 528,867.042 291,989.892 12-2032 4,026.949 65 55.6 0.000 0.000 3,326.720 .000 24,029.475 552,896.516 298,633.140 12-2033 3,951.167 65 55.6 0.000 0.000 3,043.178 .000 21,570.691 574,467.208 304,054.324 12-2034 3,837.987 63 54.1 0.000 0.000 2,784.947 .000 19,518.625 593,985.833 308,513.977 12-2035 3,837.987 63 54.1 0.000 0.000 2,562.297 .000 17,651.323 611,637.155 312,180.622 12-2036 3,837.987 63 54.1 0.000 0.000 2,363.641 .000 15,985.243 627,622.398 315,199.201 12-2037 3,837.987 63 54.1 0.000 0.000 2,168.481 .000 14,348.489 641,970.887 317,662.207 S Tot 72,818.096 0.000 0.000 125,316.727 346,224.953 641,970.887 641,970.887 317,662.207 After 65,340.892 0.000 0.000 19,572.295 .000 97,950.052 739,920.939 327,758.742 Total 138,158.988 0.000 0.000 144,889.031 346,224.953 739,920.939 739,920.939 327,758.742 SEC Pricing YE2018 ______________________Percent Cum. Disc. WTI Cushing Henry Hub 5.00 469,289.978 Year Oil $/STB Gas $/MMBTU 8.00 374,987.916 2019 65.56 3.100 10.00 327,758.742 Thereafter Flat Flat 12.00 289,312.377 Cap 65.56 3.100 15.00 243,682.265 ______________________ 20.00 189,247.399 12 Months in first year 42.932 Year Life (12/2061) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. 1/16/2019 12:12:27 TEXAS REGISTERED ENGINEERING FIRM F-693. Summary Cawley, Gillespie & Associates, Inc.

Summary Plot- TP

Lilis Energy, Inc. Interests

Delaware Basin Properties in Texas and New Mexico

Total Proved Reserves

Gross Production

	As of 01/2019				
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	166,039.	75.9	2.84	8.2	127.
Gas - mcf/mo	946,999.	70.8	2.96	8.2	818.

	12/2018 Cumulatives	42.93 Year Life (12/2061) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	4,116.3	32,228.3	36,344.6		21,205.036	1,223,099.321	84,794.932	283,048.012	739,920.939	327,758.742
Gas - mmcf	100,688.2	165,504.0	266,192.2		78,749.613	145,962.685	46,273.870	346,224.953		



OIL (bbls/mo)
GAS (mcf/mo)
100,000.
1,000,000.
10,000.
100,000.
1,000.
10,000.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/1968 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 14 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \tp.out

SUMMARY

Table I - PD Composite Reserve Estimates and Economic Forecasts Lilis Energy, Inc. Interests Delaware Basin Properties in Texas and New Mexico Proved Developed Reserves As of December 31, 2018 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 1,755.1 9,827.4 720.4 1,194.951 4,371.557 492.870 57.626 1.850 15.528 12-2020 1,083.3 6,474.0 453.1 727.425 3,124.169 305.985 57.632 1.847 15.426 12-2021 774.3 4,947.4 333.7 524.110 2,373.740 225.895 57.638 1.844 15.351 12-2022 609.8 4,107.2 269.4 413.984 1,958.097 182.244 57.635 1.841 15.288 12-2023 505.2 3,556.4 228.2 343.870 1,686.919 154.346 57.638 1.838 15.244 12-2024 437.1 3,166.0 199.7 297.775 1,495.511 134.971 57.641 1.837 15.211 12-2025 384.5 2,848.8 177.3 262.169 1,341.157 119.712 57.643 1.835 15.187 12-2026 344.5 2,440.0 151.1 235.044 1,152.880 102.915 57.639 1.824 15.390 12-2027 312.8 2,224.1 136.5 213.519 1,049.492 93.117 57.640 1.821 15.415 12-2028 287.4 2,060.6 125.6 196.199 970.761 85.619 57.640 1.819 15.415 12-2029 263.5 1,888.4 114.2 179.920 888.558 77.984 57.640 1.816 15.448 12-2030 242.4 1,605.0 96.4 165.534 757.732 66.608 57.640 1.796 15.817 12-2031 223.1 1,489.1 88.7 152.300 701.656 61.283 57.640 1.794 15.817 12-2032 205.8 1,385.6 81.8 140.492 651.550 56.531 57.640 1.792 15.817 12-2033 187.1 961.1 74.8 127.640 485.581 51.710 57.640 1.853 15.809 12-2034 169.3 844.5 68.5 115.313 431.617 47.315 57.639 1.863 15.793 12-2035 155.8 777.0 63.0 106.094 397.111 43.532 57.639 1.863 15.793 12-2036 143.7 716.7 58.1 97.868 366.323 40.157 57.639 1.863 15.793 12-2037 131.8 657.5 53.4 89.788 336.077 36.842 57.639 1.863 15.793 S Tot 8,216.3 51,976.8 3,494.0 5,583.995 24,540.485 2,379.636 57.635 1.837 15.456 After 1,013.5 4,921.3 398.1 694.041 2,505.710 274.272 57.691 1.863 15.708 Total 9,229.8 56,898.0 3,892.1 6,278.036 27,046.195 2,653.908 57.642 1.839 15.482 Cum 4,116.3 100,688.2 0.0 Ult 13,346.1 157,586.2 3,892.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 68,871.970 8,093.505 7,665.869 0.000 0.000 84,631.343 4,602.736 2,394.381 1.041 12-2020 41,929.958 5,774.244 4,731.893 0.000 0.000 52,436.095 2,875.053 1,485.338 1.652 12-2021 30,212.428 4,379.673 3,476.943 0.000 0.000 38,069.044 2,097.268 1,082.177 2.218 12-2022 23,863.213 3,607.502 2,794.192 0.000 0.000 30,264.907 1,673.545 862.283 2.495 12-2023 19,822.412 3,104.209 2,360.042 0.000 0.000 25,286.663 1,402.588 721.559 2.736 12-2024 17,165.852 2,749.190 2,059.584 0.000 0.000 21,974.625 1,220.912 627.374 3.126 12-2025 15,113.735 2,463.260 1,823.961 0.000 0.000 19,400.956 1,079.308 554.099 3.521 12-2026 13,549.238 2,105.700 1,587.129 0.000 0.000 17,242.066 956.548 493.318 3.822 12-2027 12,308.525 1,913.956 1,438.138 0.000 0.000 15,660.619 868.947 448.294 4.184 12-2028 11,310.232 1,768.888 1,322.337 0.000 0.000 14,401.458 799.391 412.316 4.541 12-2029 10,371.784 1,616.441 1,206.764 0.000 0.000 13,194.989 732.219 377.836 4.957 12-2030 9,542.505 1,364.537 1,052.982 0.000 0.000 11,960.024 660.181 343.127 5.571 12-2031 8,779.605 1,262.425 968.798 0.000 0.000 11,010.829 607.928 315.869 6.041 12-2032 8,098.917 1,171.204 893.687 0.000 0.000 10,163.808 561.297 291.547 6.532 12-2033 7,357.919 900.201 817.072 0.000 0.000 9,075.192 498.254 261.239 7.396 12-2034 6,647.266 804.033 746.964 0.000 0.000 8,198.262 450.587 236.569 7.697 12-2035 6,115.833 739.753 687.246 0.000 0.000 7,542.832 414.564 217.655 8.366 12-2036 5,641.669 682.398 633.963 0.000 0.000 6,958.031 382.422 200.781 9.069 12-2037 5,175.851 626.055 581.618 0.000 0.000 6,383.524 350.846 184.203 9.885 S Tot 321,878.910 45,127.173 36,849.185 0.000 0.000 403,855.268 22,234.594 11,509.963 3.281 After 40,039.953 4,667.156 4,309.155 0.000 0.000 49,016.264 2,689.536 1,419.800 15.813 Total 361,918.863 49,794.329 41,158.340 0.000 0.000 452,871.532 24,924.130 12,929.763 4.573 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 2,334.845 32 27.6 0.000 0.000 7,975.416 7,859.948 59,464.018 59,464.018 56,791.492 12-2020 2,390.475 32 27.6 0.000 0.000 4,872.204 0.000 40,813.026 100,277.045 92,291.699 12-2021 2,365.643 32 27.6 0.000 0.000 3,516.391 0.000 29,007.564 129,284.609 115,203.143 12-2022 2,142.364 31 26.8 0.000 0.000 2,801.897 0.000 22,784.817 152,069.426 131,556.163 12-2023 1,984.239 30 26.1 0.000 0.000 2,347.206 0.000 18,831.070 170,900.496 143,839.901 12-2024 1,984.239 30 26.1 0.000 0.000 2,034.429 0.000 16,107.672 187,008.168 153,389.462 12-2025 1,984.239 30 26.1 0.000 0.000 1,792.430 0.000 13,990.879 200,999.046 160,928.351 12-2026 1,888.596 30 26.1 0.000 0.000 1,609.450 0.000 12,294.155 213,293.201 166,950.708 12-2027 1,878.319 29 25.4 0.000 0.000 1,462.927 0.000 11,002.131 224,295.334 171,849.925 12-2028 1,878.319 29 25.4 0.000 0.000 1,344.541 0.000 9,966.891 234,262.225 175,884.281 12-2029 1,877.267 29 25.4 0.000 0.000 1,233.030 0.000 8,974.637 243,236.862 179,186.750 12-2030 1,866.979 28 24.6 0.000 0.000 1,134.445 0.000 7,955.291 251,192.153 181,847.984 12-2031 1,866.979 28 24.6 0.000 0.000 1,043.749 0.000 7,176.303 258,368.457 184,030.555 12-2032 1,866.979 28 24.6 0.000 0.000 962.826 0.000 6,481.160 264,849.615 185,822.461 12-2033 1,791.197 28 24.6 0.000 0.000 874.508 0.000 5,649.996 270,499.612 187,242.666 12-2034 1,678.017 26 23.1 0.000 0.000 789.656 0.000 5,043.434 275,543.046 188,395.069 12-2035 1,678.017 26 23.1 0.000 0.000 726.525 0.000 4,506.070 280,049.116 189,331.163 12-2036 1,678.017 26 23.1 0.000 0.000 670.197 0.000 4,026.615 284,075.731 190,091.605 12-2037 1,678.017 26 23.1 0.000 0.000 614.861 0.000 3,555.598 287,631.327 190,702.001 S Tot 36,812.747 0.000 0.000 37,806.688 7,859.948 287,631.327 287,631.327 190,702.001 After 20,398.361 0.000 0.000 4,790.398 0.000 19,718.168 307,349.496 192,889.245 Total 57,211.108 0.000 0.000 42,597.090 7,859.948 307,349.496 307,349.496 192,889.245 SEC Pricing YE2018 ______________________Percent Cum. Disc. WTI Cushing Henry Hub 5.00 234,543.573 Year Oil $/STB Gas $/MMBTU 8.00 207,181.617 2019 65.56 3.100 10.00 192,889.245 Thereafter Flat Flat 12.00 180,876.647 Cap 65.56 3.100 15.00 166,056.016 ______________________ 20.00 147,265.030 12 Months in first year 38.806 Year Life (10/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. Summary Cawley, Gillespie & Associates, Inc.

Summary Plot- PD
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Developed Reserves

Gross Production

	As of 01/2019 Q i	D ei	n	D ef	Q ab
Oil - bbls/mo	166,039.	75.9	2.84	8.1	130.
Gas - mcf/mo	946,999.	70.8	2.96	8.2	494.

	12/2018 Cumulatives	38.80 Year Life (10/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	4,116.3	9,229.8	13,346.1		6,278.036	361,918.863	24,924.130	99,808.196	307,349.496	192,889.245
Gas - mmcf	100,688.2	56,898.0	157,586.2		27,046.195	49,794.329	12,929.763	7,859.948		



OIL (bbls/mo)
GAS (mcf/mo)
100,000.
10,000.
1,000.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/1968 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 15 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PD.out
SUMMARY

Table I - PDP Composite Reserve Estimates and Economic Forecasts Lilis Energy, Inc. Interests Delaware Basin Properties in Texas and New Mexico Proved Developed Producing Reserves As of December 31, 2018 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 1,409.8 8,406.5 604.0 1,016.547 3,825.589 432.441 57.626 1.850 15.528 12-2020 852.6 5,554.1 377.8 611.910 2,777.615 267.628 57.632 1.847 15.426 12-2021 629.9 4,368.1 286.3 451.396 2,154.731 201.655 57.638 1.844 15.351 12-2022 502.1 3,674.1 233.9 359.613 1,794.108 164.093 57.635 1.841 15.288 12-2023 418.4 3,206.8 199.6 299.985 1,554.460 139.685 57.638 1.838 15.244 12-2024 363.7 2,870.3 175.5 260.656 1,383.423 122.565 57.641 1.837 15.211 12-2025 321.0 2,592.7 156.3 230.024 1,244.059 108.965 57.643 1.835 15.187 12-2026 288.2 2,213.0 132.5 206.546 1,066.780 93.385 57.639 1.824 15.390 12-2027 262.1 2,019.7 119.8 187.866 971.973 84.537 57.640 1.821 15.415 12-2028 241.1 1,874.0 110.3 172.771 899.956 77.782 57.640 1.819 15.415 12-2029 221.1 1,717.5 100.2 158.463 823.707 70.806 57.640 1.816 15.448 12-2030 203.4 1,447.7 83.5 145.793 698.066 60.004 57.640 1.796 15.817 12-2031 187.2 1,344.4 76.8 134.137 646.760 55.207 57.640 1.794 15.817 12-2032 172.7 1,252.1 70.9 123.737 600.910 50.926 57.640 1.792 15.817 12-2033 156.7 838.6 64.8 112.268 439.122 46.568 57.640 1.853 15.809 12-2034 141.4 731.8 59.3 101.170 388.873 42.584 57.639 1.863 15.793 12-2035 130.1 673.3 54.5 93.082 357.784 39.179 57.639 1.863 15.793 12-2036 120.0 621.1 50.3 85.865 330.045 36.142 57.639 1.863 15.793 12-2037 110.1 569.8 46.2 78.776 302.794 33.158 57.639 1.863 15.793 S Tot 6,731.5 45,975.7 3,002.5 4,830.604 22,260.752 2,127.310 57.635 1.837 15.456 After 842.2 4,201.3 339.1 603.639 2,225.472 243.255 57.691 1.863 15.708 Total 7,573.7 50,177.0 3,341.6 5,434.243 24,486.224 2,370.565 57.642 1.839 15.482 Cum 4,116.3 100,688.2 .0 Ult 11,690.0 150,865.2 3,341.6 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 58,579.317 7,078.004 6,715.056 0.000 0.000 72,372.377 3,979.969 2,087.907 4.645 12-2020 35,265.596 5,129.653 4,128.363 0.000 0.000 44,523.611 2,473.702 1,287.526 5.052 12-2021 26,017.326 3,972.316 3,095.535 0.000 0.000 33,085.177 1,844.392 957.580 5.543 12-2022 20,726.407 3,302.482 2,508.602 0.000 0.000 26,537.491 1,484.400 769.098 5.757 12-2023 17,290.571 2,857.835 2,129.363 0.000 0.000 22,277.769 1,249.895 646.337 5.946 12-2024 15,024.357 2,540.707 1,864.382 0.000 0.000 19,429.445 1,091.747 563.744 6.301 12-2025 13,259.198 2,282.659 1,654.864 0.000 0.000 17,196.721 967.443 498.993 6.669 12-2026 11,905.110 1,945.554 1,437.184 0.000 0.000 15,287.847 857.369 444.463 7.045 12-2027 10,828.512 1,769.771 1,303.138 0.000 0.000 13,901.421 779.665 404.314 7.406 12-2028 9,958.577 1,637.191 1,199.029 0.000 0.000 12,794.798 717.850 372.149 7.753 12-2029 9,133.876 1,495.818 1,093.825 0.000 0.000 11,723.519 657.538 341.049 8.179 12-2030 8,403.566 1,253.558 949.072 0.000 0.000 10,606.196 591.471 309.281 8.960 12-2031 7,731.722 1,160.318 873.196 0.000 0.000 9,765.236 544.711 284.729 9.424 12-2032 7,132.277 1,077.014 805.497 0.000 0.000 9,014.787 502.981 262.821 9.910 12-2033 6,471.092 813.788 736.163 0.000 0.000 8,021.043 444.753 234.885 11.088 12-2034 5,831.338 724.528 672.524 0.000 0.000 7,228.389 401.364 212.322 11.372 12-2035 5,365.137 666.604 618.757 0.000 0.000 6,650.498 369.276 195.347 12.049 12-2036 4,949.175 614.921 570.784 0.000 0.000 6,134.880 340.645 180.202 12.761 12-2037 4,540.534 564.149 523.656 0.000 0.000 5,628.339 312.519 165.323 13.587 S Tot 278,413.686 40,886.869 32,878.991 0.000 0.000 352,179.546 19,611.689 10,218.070 6.686 After 34,824.410 4,145.913 3,821.116 0.000 0.000 42,791.439 2,372.994 1,264.179 19.540 Total 313,238.096 45,032.782 36,700.107 0.000 0.000 394,970.985 21,984.683 11,482.249 8.003 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 2,221.086 28 25.2 0.000 0.000 6,768.296 .000 57,315.120 57,315.120 54,961.386 12-2020 2,221.086 28 25.2 0.000 0.000 4,087.555 .000 34,453.743 91,768.864 84,921.326 12-2021 2,196.254 28 25.2 0.000 0.000 3,022.821 .000 25,064.130 116,832.994 104,716.016 12-2022 1,972.975 27 24.3 0.000 0.000 2,432.939 .000 19,878.079 136,711.073 118,982.046 12-2023 1,814.850 26 23.6 0.000 0.000 2,049.448 .000 16,517.238 153,228.311 129,756.082 12-2024 1,814.850 26 23.6 0.000 0.000 1,782.600 .000 14,176.504 167,404.815 138,160.551 12-2025 1,814.850 26 23.6 0.000 0.000 1,574.360 .000 12,341.074 179,745.889 144,810.351 12-2026 1,719.207 26 23.6 0.000 0.000 1,416.130 .000 10,850.679 190,596.568 150,125.582 12-2027 1,708.930 25 22.9 0.000 0.000 1,288.910 .000 9,719.602 200,316.171 154,453.658 12-2028 1,708.930 25 22.9 0.000 0.000 1,185.620 .000 8,810.249 209,126.420 158,019.826 12-2029 1,707.878 25 22.9 0.000 0.000 1,087.485 .000 7,929.569 217,055.989 160,937.770 12-2030 1,697.590 24 22.1 0.000 0.000 1,000.536 .000 7,007.317 224,063.306 163,281.890 12-2031 1,697.590 24 22.1 0.000 0.000 920.546 .000 6,317.659 230,380.966 165,203.322 12-2032 1,697.590 24 22.1 0.000 0.000 849.175 .000 5,702.220 236,083.185 166,779.874 12-2033 1,621.808 24 22.1 0.000 0.000 770.240 .000 4,949.358 241,032.543 168,023.995 12-2034 1,508.628 22 20.6 0.000 0.000 693.724 .000 4,412.352 245,444.895 169,032.203 12-2035 1,508.628 22 20.6 0.000 0.000 638.263 .000 3,938.984 249,383.879 169,850.494 12-2036 1,508.628 22 20.6 0.000 0.000 588.778 .000 3,516.628 252,900.507 170,514.627 12-2037 1,508.628 22 20.6 0.000 0.000 540.164 .000 3,101.705 256,002.211 171,047.106 S Tot 33,649.987 0.000 0.000 32,697.590 .000 256,002.211 256,002.211 171,047.106 After 17,951.521 0.000 0.000 4,180.306 .000 17,022.438 273,024.649 172,940.825 Total 51,601.508 0.000 0.000 36,877.895 .000 273,024.649 273,024.649 172,940.825 SEC Pricing YE2018 ______________________Percent Cum. Disc. WTI Cushing Henry Hub 5.00 209,382.391 Year Oil $/STB Gas $/MMBTU 8.00 185,445.029 2019 65.56 3.100 10.00 172,940.825 Thereafter Flat Flat 12.00 162,432.418 Cap 65.56 3.100 15.00 149,471.240 ______________________ 20.00 133,048.130 12 Months in first year 38.806 Year Life (10/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. Summary Cawley, Gillespie & Associates, Inc.

Summary Plot- PDP
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Developed Producing Reserves

Gross Production

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	166,039.	71.2	1.64	8.1	130.
Gas - mcf/mo	946,999.	67.4	2.02	8.1	494.

	12/2018 Cumulatives	38.80 Year Life (10/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	4,116.3	7,573.7	11,690.0		5,434.243	313,238.096	21,984.683	88,479.404	273,024.649	172,940.825
Gas - mmcf	100,688.2	50,177.0	150,865.2		24,486.224	45,032.782	11,482.249	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
100,000.
10,000.
1,000.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/1968 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 17 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PDP.out
SUMMARY

Table II - PDP

Lease Reserve Summary
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Developed Producing Reserves
As of December 31, 2018

OPERATOR / LEASE NAME / Table Class Major Well No. Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
CHEYENNE (ATOKA) -- WINKLER COUNTY, TEXAS										
LILIS ENERGY, INC.										
A.G. HILL 1	59.0625 NI	1	1.9	0.0	0.0	0.0	288.1	123.7	3,333.3	2,239.0
1 PDP Gas 1 140	78.7500 WI	10.9	7,272.2	2,987.0	1,323.1	2,666.1	96.0	0.0		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS										
LILIS ENERGY, INC.										
A.G. HILL 1H	75.0000 NI	1	241.4	184.7	138.5	7,991.0	413.7	3,573.5	4,387.4	3,402.2
2 PDP Oil 1H 428	100.0000 WI	14.6	320.9	277.0	153.7	286.0	214.7	0.0		
PHANTOM (2ND BONE SPRINGS) -- WINKLER COUNTY, TEXAS										
LILIS ENERGY, INC.										
A.G. HILL 2H	75.0000 NI	1	428.8	397.5	298.2	17,201.4	945.7	4,328.1	13,469.1	8,914.9
3 PDP Oil 2H 501	100.0000 WI	32.0	1,160.0	1,093.2	519.1	965.5	480.6	0.0		
PHANTOM (3RD BONE SPRINGS) -- WINKLER COUNTY, TEXAS										
LILIS ENERGY, INC.										
ANTELOPE 1H 3RD BS 1.5	77.3363 NI	1	221.3	204.9	158.4	9,140.7	747.9	3,671.4	8,722.0	5,969.5
4 PDP Oil 1H 412	100.0000 WI	24.5	2,392.7	2,253.5	1,124.4	2,091.4	337.0	0.0		
PHANTOM (WOLFCAMP XY) -- WINKLER COUNTY, TEXAS										
LILIS ENERGY, INC.										
AXIS 2H (WASMEERKAT 1H)	75.4847 NI	1	376.6	305.9	230.9	13,323.7	1,077.6	3,975.7	13,938.3	8,536.9
5 PDP Oil 1H 435	100.0000 WI	33.9	3,496.6	3,059.4	1,709.0	3,178.7	487.0	0.0		
PHANTOM (WOLFCAMP) -- WINKLER COUNTY, TEXAS										
IMPETRO OPERATING LLC										
BISON 1H	68.7771 NI	1	599.9	251.6	173.1	10,098.7	603.8	2,980.9	8,049.5	5,154.9
6 PDP Oil 1H 331	91.2062 WI	27.6	1,664.0	905.9	504.7	907.4	298.3	0.0		
PHANTOM (WOLFCAMP A) -- WINKLER COUNTY, TEXAS										
LILIS ENERGY, INC.										
EAST AXIS 2H 1.5	75.0000 NI	1	655.7	643.5	482.6	27,842.2	1,574.8	6,063.8	23,269.6	14,488.5
7 PDP Oil 531	100.0000 WI	38.3	1,967.0	1,930.4	1,071.4	1,992.7	792.5	0.0		
PHANTOM (WOLFCAMP) -- WINKLER COUNTY, TEXAS										
IMPETRO OPERATING LLC										
GRIZZLY 1H	64.8591 NI	1	392.4	253.1	164.2	9,578.3	702.2	3,187.8	8,824.5	5,034.0
8 PDP Oil 1H 332	89.4651 WI	36.6	2,438.1	1,771.7	907.8	1,744.8	326.0	0.0		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS										
LILIS ENERGY, INC.										
GRIZZLY 2H	66.8118 NI	1	496.1	382.1	255.3	14,394.7	825.7	3,072.7	12,227.7	7,625.7
9 PDP Oil 2H 426	92.2769 WI	35.2	2,587.1	2,101.7	828.5	1,386.9	413.5	0.0		
EVETTS (SILURIAN) -- WINKLER COUNTY, TEXAS										
IMPETRO OPERATING LLC										
HALEY, J. 605	36.3786 NI	1	0.5	0.0	0.0	0.0	318.2	160.2	3,633.9	2,163.5
10 PDP Gas 605 522	49.8337 WI	14.1	22,092.5	7,555.8	2,721.2	4,217.9	105.4	0.0		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS										
LILIS ENERGY, INC.										
HIPPO 1H	73.4685 NI	1	396.2	232.5	170.8	9,968.6	638.9	3,630.7	7,770.4	4,918.7
11 PDP Oil 1H 224	100.0000 WI	27.6	1,552.7	1,069.7	636.6	1,184.0	308.7	0.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.

Scenario: .000 1/16/2019 12:12:35 PM

Cawley, Gillespie & Associates, Inc.

Page 1

Table II - PDP (cont.)

Lease Reserve Summary

Lilis Energy, Inc. Interests

Delaware Basin Properties in Texas and New Mexico

Proved Developed Producing Reserves

As of December 31, 2018

OPERATOR / LEASE NAME	Table	Class	Major	Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS																
LILIS ENERGY, INC.																
HIPPO 2H							59.4972 NI	1	450.2	332.2	197.7	10,884.9	663.8	3,277.7	8,765.4	5,867.9
	12	PDP	Oil	2H		432	85.4037 WI	25.9	1,652.7	1,362.1	551.1	1,059.1	325.8	0.0		
PHANTOM (WOLFCAMP XY) -- WINKLER COUNTY, TEXAS																
LILIS ENERGY, INC.																
HOWELL 1H							75.0000 NI	1	173.6	151.9	113.9	6,572.2	705.7	2,976.1	7,946.1	5,528.2
	13	PDP	Oil	1H		476	100.0000 WI	23.5	3,117.4	2,885.9	1,378.7	2,564.4	298.2	0.0		
PHANTOM (WOLFCAMP) -- WINKLER COUNTY, TEXAS																
IMPETRO OPERATING LLC																
KUDU 1H							61.6309 NI	1	207.6	103.3	63.6	3,754.8	232.2	1,365.4	2,828.3	2,009.4
	14	PDP	Oil	1H		28	79.3142 WI	21.6	980.5	442.3	220.8	417.6	113.5	0.0		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS																
LILIS ENERGY, INC.																
KUDU 2H							58.2447 NI	1	490.8	365.9	213.1	12,434.8	807.4	3,119.2	11,227.9	6,847.5
	15	PDP	Oil	2H		320	74.9912 WI	32.7	2,068.8	1,795.1	826.0	1,562.0	388.6	0.0		
LION 1H							70.0364 NI	1	430.3	294.3	206.1	12,161.2	880.9	3,235.5	11,886.7	7,072.8
	16	PDP	Oil			319	94.0921 WI	35.4	2,866.2	2,207.2	1,252.1	2,367.7	410.3	0.0		
LION 3H							72.3491 NI	1	494.1	376.3	272.2	14,991.3	971.2	3,720.6	13,545.5	8,551.7
	17	PDP	Oil	3H		427	97.2173 WI	30.4	2,699.1	2,144.7	1,287.9	2,355.5	467.6	0.0		
JABALINA (WOLFCAMP, SOUTHWEST) -- LEA COUNTY, NEW MEXICO																
IMPETRO OPERATING, LLC																
MEXICO P FEDERAL 001							78.4445 NI	0	13.7		Non-Commercial					
	18	PDP	Oil	001		133	100.0000 WI	0.0	86.3							
PHANTOM (WOLFCAMP A) -- WINKLER COUNTY, TEXAS																
LILIS ENERGY, INC.																
MOOSE #1H 1.5 (CGA)							61.9518 NI	1	616.2	548.8	340.0	19,614.3	1,163.9	4,325.6	16,991.5	10,028.2
	19	PDP	Oil	1H		498	77.2739 WI	38.8	2,213.6	2,085.4	956.0	1,778.2	576.4	0.0		
PHANTOM (WOLFCAMP A) -- LEA COUNTY, NEW MEXICO																
LILIS ENERGY, INC.																
PRIZE HOG 2H (CGA)							79.3750 NI	1	388.6	301.7	239.5	13,815.8	1,161.6	3,687.3	10,454.8	6,856.3
	20	PDP	Oil			479	100.0000 WI	30.1	1,220.0	1,055.9	620.2	1,153.6	805.5	0.0		
TBD (WOLFCAMP B) -- LEA COUNTY, NEW MEXICO																
LILIS ENERGY, INC.																
PRIZE HOG BWZ ST COM 1H							80.3125 NI	1	417.8	296.8	238.4	13,597.0	1,123.3	5,765.4	7,934.4	4,956.6
	21	PDP	Oil	#1H		317	100.0000 WI	29.3	1,089.1	890.5	321.8	628.5	780.2	0.0		
HALEY (LWR. WOLFCAMP-PENN CONS.) -- LOVING COUNTY, TEXAS																
IMPETRO OPERATING LLC																
SHAMMO C24-4 1							37.5264 NI	0	1.1		Non-Commercial					
	22	PDP	Gas	1		68	50.0000 WI	0.0	363.4							
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS																
LILIS ENERGY, INC.																
TIGER 1H							72.8298 NI	1	437.1	294.7	214.6	12,381.3	828.6	3,545.5	11,034.5	6,944.8
	23	PDP	Oil	1H		322	89.8677 WI	29.4	2,070.6	1,502.8	897.5	1,697.2	395.1	0.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: .000 1/16/2019 12:12:35 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Page 2

Table II - PDP (cont.)
Lease Reserve Summary
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Developed Producing Reserves
As of December 31, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc. @ 10.0 M$
PHANTOM (3RD BONE SPRINGS) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
TIGER 3H 1.5			75.3079 NI	1	529.6	502.5	378.4	21,832.5	1,500.3	4,901.3	21,276.8	13,837.6
24 PDP Oil		534	93.5038 WI	37.2	3,442.1	3,266.3	1,820.2	3,385.6	709.7	0.0		
CRITTENDON (ATOKA OOLITIC) -- WINKLER COUNTY, TEXAS												
IMPETRO OPERATING LLC												
TUBB 1 UNIT 1			57.4207 NI	0	0.2		Non-Commercial					
25 PDP Gas 1		24	71.9505 WI	0.0	728.3							
CRITTENDON (MORROW) -- WINKLER COUNTY, TEXAS												
IMPETRO OPERATING LLC												
TUBB 22 UNIT 1R			67.1790 NI	0	0.6		Non-Commercial					
26 PDP Gas 1R		104	85.4286 WI	0.0	2,455.8							
TUBB 9 UNIT 1			55.4437 NI	0	3.0		Non-Commercial					
27 PDP Gas 1		94	69.5816 WI	0.0	1,418.8							
CRITTENDON (BRUSHY CANYON) -- WINKLER COUNTY, TEXAS												
IMPETRO OPERATING LLC												
TUBB ESTATE 1-75 1			48.5349 NI	0	74.4		Non-Commercial					
28 PDP Oil 1		23	62.9061 WI	0.0	89.7							
TUBB ESTATE 21 2			65.9115 NI	0	29.7		Non-Commercial					
29 PDP Oil 2		88	89.8183 WI	0.0	19.5							
CRITTENDON (ELLEN. 21450) -- WINKLER COUNTY, TEXAS												
IMPETRO OPERATING LLC												
TUBB ESTATE 25 1			72.0760 NI	0	0.0		Non-Commercial					
30 PDP Gas 1		99	90.7357 WI	0.0	58.5							
CRITTENDON (BRUSHY CANYON) -- WINKLER COUNTY, TEXAS												
IMPETRO OPERATING LLC												
TUBB ESTATE 25 3			75.7795 NI	0	11.7		Non-Commercial					
31 PDP Oil 3		71	93.5935 WI	0.0	12.8							
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
WEST AXIS 1H 1.5			74.9996 NI	1	590.6	527.6	395.7	22,829.3	1,204.0	5,232.3	17,775.8	11,417.1
32 PDP Oil		436	100.0000 WI	35.2	1,019.9	1,002.5	556.4	1,034.8	620.8	0.0		
PHANTOM (WOLFCAMP XY) -- LEA COUNTY, NEW MEXICO												
LILIS ENERGY, INC.												
WILD HOG 2H (CGA)			79.3750 NI	1	334.4	268.3	213.0	12,566.7	1,110.8	3,070.9	10,386.8	6,535.4
33 PDP Oil		481	100.0000 WI	35.8	1,681.2	1,395.3	764.2	1,445.1	766.8	0.0		
TBD (WOLFCAMP B) -- LEA COUNTY, NEW MEXICO												
LILIS ENERGY, INC.												
WILD HOG BWX ST COM 1H			80.3125 NI	1	425.4	300.8	241.5	14,252.0	1,250.2	3,384.5	11,772.9	6,773.4
34 PDP Oil #1H		314	100.0000 WI	38.7	1,816.0	1,503.8	833.3	1,575.8	863.6	0.0		
CRITTENDON (PENN.) -- WINKLER COUNTY, TEXAS												
IMPETRO OPERATING LLC												
WOLFE UNIT 1			57.3676 NI	1	706.0	3.9	2.2	139.7	147.3	751.7	1,061.8	798.2
35 PDP Gas 1		50	70.6134 WI	7.1	69,781.2	1,563.5	663.7	1,316.8	50.3	0.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: .000 1/16/2019 12:12:35 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Page 3

Table II - PDP (cont.)
Lease Reserve Summary
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Developed Producing Reserves
As of December 31, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
				MBBL / MMCF	MBBL / MMCF	MBBL / MMCF					
CRITTENDON (BRUSHY CANYON) -- WINKLER COUNTY, TEXAS											
IMPETRO OPERATING LLC											
WOLFE UNIT 3H 36 PDP Oil 3H	111	69.4042 NI 86.4824 WI	1 2.9	77.7 72.2	26.2 52.4	18.2 29.4	1,060.3 55.7	57.4 29.3	713.0 0.0	373.6	346.7
CRITTENDON (BELL CANYON) -- WINKLER COUNTY, TEXAS											
IMPETRO OPERATING LLC											
WOLFE UNIT 5& 6 37 PDP Oil 5,6	15	61.8916 NI 70.2980 WI	1 4.0	975.2 897.9	22.7 16.1	14.1 7.4	810.6 13.8	39.3 20.9	639.0 0.0	136.1	121.3
GRAND TOTAL			28	11,690.0 150,865.2	7,573.7 50,177.0	5,434.2 24,486.2	313,238.1 45,032.8	21,984.7 11,482.2	88,479.4 0.0	273,024.7	172,940.8

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: .000 1/16/2019 12:12:35 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Page 4

Rate-Time History-Forecast Curves And Tabular Reserves and Economics By Property Cawley, Gillespie & Associates, Inc. Petroleum Consultants

Figure 1
LILIS ENERGY, INC. -- A.G. HILL 1 1
CHEYENNE (ATOKA) FIELD
Winkler COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final		12/2018 Cumulatives	10.90 Year Life (11/2029) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.			Oil - mbbls	1.9	0.0	1.9	59.062 NI	.000	.000	288.085	123.688	3,333.336	2,239.013
Gas - mcf/mo	34,624.	8.0	0.00	8.0	14,130.	0.0	0.0	Gas - mmcf	4,285.2	2,987.0	7,272.2	78.750 WI	1,323.126	2,666.099	96.028	0.000		



GAS (mcf/mo)
OIL (bbls/mo)
10,000.
100.
1,000.
10.
100.
1.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: ATOKA

♦ ⊗ ✻ -- Annual Averages Perfs: 14686. - 14702. Status:
First Production 00/ 0 First Data 12/2008 Last Data 09/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495309140100

A.G. HILL 1 1
521 PSL/MORELAND
TX GAS 2313341

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 140

Cawley, Gillespie & Associates, Inc.

Table 1 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- A.G. HILL 1 1 CHEYENNE \(ATOKA\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 399.8 23.9 .000 177.092 14.111 .000 2.015 11.145 12-2020 .0 368.8 22.0 .000 163.362 13.017 .000 2.015 11.145 12-2021 .0 338.3 20.2 .000 149.873 11.942 .000 2.015 11.145 12-2022 .0 311.3 18.6 .000 137.891 10.988 .000 2.015 11.145 12-2023 .0 286.4 17.1 .000 126.867 10.109 .000 2.015 11.145 12-2024 .0 264.2 15.8 .000 117.031 9.325 .000 2.015 11.145 12-2025 .0 242.4 14.5 .000 107.368 8.555 .000 2.015 11.145 12-2026 .0 223.0 13.3 .000 98.784 7.871 .000 2.015 11.145 12-2027 .0 205.2 12.3 .000 90.887 7.242 .000 2.015 11.145 12-2028 .0 189.3 11.3 .000 83.840 6.681 .000 2.015 11.145 11-2029 .0 158.3 9.5 .000 70.128 5.588 .000 2.015 11.145 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot .0 2,987.0 178.5 .000 1,323.126 105.430 .000 2.015 11.145 After .0 .0 .0 .000 .000 .000 .000 .000 .000 Total .0 2,987.0 178.5 .000 1,323.126 105.430 .000 2.015 11.145 Cum 1.9 4,285.2 .0 Ult 1.9 7,272.2 178.5 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 356.840 157.271 0.000 0.000 514.112 38.558 12.853 .293 12-2020 .000 329.174 145.078 0.000 0.000 474.252 35.569 11.856 .318 12-2021 .000 301.995 133.099 0.000 0.000 435.094 32.632 10.877 .346 12-2022 .000 277.851 122.458 0.000 0.000 400.310 30.023 10.008 .376 12-2023 .000 255.638 112.668 0.000 0.000 368.306 27.623 9.208 .409 12-2024 .000 235.818 103.933 0.000 0.000 339.751 25.481 8.494 .444 12-2025 .000 216.347 95.351 0.000 0.000 311.699 23.377 7.792 .483 12-2026 .000 199.051 87.728 0.000 0.000 286.779 21.508 7.169 .525 12-2027 .000 183.137 80.715 0.000 0.000 263.852 19.789 6.596 .571 12-2028 .000 168.938 74.457 0.000 0.000 243.395 18.255 6.085 .619 11-2029 .000 141.309 62.280 0.000 0.000 203.588 15.269 5.090 .672 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot .000 2,666.099 1,175.039 0.000 0.000 3,841.138 288.085 96.028 .428 After .000 .000 .000 0.000 0.000 .000 .000 .000 .000 Total .000 2,666.099 1,175.039 0.000 0.000 3,841.138 288.085 96.028 .428 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 11.340 1 0.8 0.000 0.000 0.000 .000 451.360 451.360 430.785 12-2020 11.340 1 0.8 0.000 0.000 0.000 .000 415.487 866.847 791.258 12-2021 11.340 1 0.8 0.000 0.000 0.000 .000 380.245 1,247.092 1,091.146 12-2022 11.340 1 0.8 0.000 0.000 0.000 .000 348.939 1,596.031 1,341.343 12-2023 11.340 1 0.8 0.000 0.000 0.000 .000 320.135 1,916.166 1,550.033 12-2024 11.340 1 0.8 0.000 0.000 0.000 .000 294.436 2,210.602 1,724.510 12-2025 11.340 1 0.8 0.000 0.000 0.000 .000 269.189 2,479.791 1,869.516 12-2026 11.340 1 0.8 0.000 0.000 0.000 .000 246.761 2,726.552 1,990.364 12-2027 11.340 1 0.8 0.000 0.000 0.000 .000 226.127 2,952.679 2,091.046 12-2028 11.340 1 0.8 0.000 0.000 0.000 .000 207.716 3,160.394 2,175.118 11-2029 10.288 1 0.8 0.000 0.000 0.000 .000 172.941 3,333.336 2,239.013 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 123.688 0.000 0.000 0.000 .000 3,333.336 3,333.336 2,239.013 After .000 0.000 0.000 0.000 .000 .000 3,333.336 2,239.013 Total 123.688 0.000 0.000 0.000 .000 3,333.336 3,333.336 2,239.013 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 2,691.645 Gas Rate 34,738. 13,991. Mcf/mo 8.0% 0.00 0.0% 1,200. 1,200. $/w/mo Expense 78.7500 78.7500 8.00 2,402.347 Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0% 10.00 2,239.013 NGL Rate 2,107. 860. bbls/mo Revenue 12.00 2,095.073 Cond Yield 0.0 0.0 bbl/MMcf Oil 59.0625 59.0625 NGL Yield 60.7 61.5 bbl/MMcf Gas 59.0625 59.0625 15.00 1,909.313 Gas Shrinkage 25.3 24.3% ______________________________ ______________________ 20.00 1,662.156 Oil Severance 0.0 0.0 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 46.3% 12 Months in first year 10.908 Year Life (11/2029) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 140 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. GAS PDP Cawley, Gillespie & Associates, Inc. Table 1

Figure 2

LILIS ENERGY, INC. -- A.G. HILL 1H 1H
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	14.63 Year Life (08/2033) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	4,854.	64.8	1.20	8.0	394.			Oil - mbbls	56.7	184.7	241.4	75.000 NI	138.510	7,991.034	413.696	3,573.526	4,387.422	3,402.176
Gas - mcf/mo	7,280.	0.0	0.00	8.0	592.	1,500.	1,500.	Gas - mmcf	43.9	277.0	320.9	100.000 WI	153.746	285.968	214.734	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : WOLFCAMP B

A.G. HILL 1H 1H
06 521 PSL/MORELAN
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 02/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495339400000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 428

Table 2 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- A.G. HILL 1H 1H PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 42.2 63.2 5.2 31.616 35.093 3.884 57.693 1.860 18.357 12-2020 25.5 38.3 3.1 19.139 21.245 2.351 57.693 1.860 18.357 12-2021 18.7 28.1 2.3 14.031 15.574 1.724 57.693 1.860 18.357 12-2022 15.0 22.5 1.8 11.226 12.461 1.379 57.693 1.860 18.357 12-2023 12.6 18.8 1.5 9.420 10.456 1.157 57.693 1.860 18.357 12-2024 10.9 16.3 1.3 8.172 9.071 1.004 57.693 1.860 18.357 12-2025 9.6 14.4 1.2 7.204 7.997 .885 57.693 1.860 18.357 12-2026 8.6 12.9 1.1 6.472 7.184 .795 57.693 1.860 18.357 12-2027 7.8 11.8 1.0 5.885 6.533 .723 57.693 1.860 18.357 12-2028 7.2 10.8 .9 5.415 6.011 .665 57.693 1.860 18.357 12-2029 6.6 9.9 .8 4.968 5.515 .610 57.693 1.860 18.357 12-2030 6.1 9.1 .7 4.571 5.074 .562 57.693 1.860 18.357 12-2031 5.6 8.4 .7 4.205 4.668 .517 57.693 1.860 18.357 12-2032 5.2 7.8 .6 3.879 4.306 .477 57.693 1.860 18.357 08-2033 3.1 4.6 .4 2.306 2.560 .283 57.693 1.860 18.357 12-2034 12-2035 12-2036 12-2037 S Tot 184.7 277.0 22.7 138.510 153.746 17.017 57.693 1.860 18.357 After .0 .0 .0 .000 .000 .000 .000 .000 .000 Total 184.7 277.0 22.7 138.510 153.746 17.017 57.693 1.860 18.357 Cum 56.7 43.9 .0 Ult 241.4 320.9 22.7 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,823.991 65.274 71.301 0.000 0.000 1,960.566 94.428 49.014 10.007 12-2020 1,104.203 39.515 43.164 0.000 0.000 1,186.882 57.165 29.672 12.902 12-2021 809.472 28.968 31.643 0.000 0.000 870.083 41.906 21.752 15.573 12-2022 647.672 23.178 25.318 0.000 0.000 696.168 33.530 17.404 18.073 12-2023 543.465 19.449 21.245 0.000 0.000 584.158 28.135 14.604 20.472 12-2024 471.460 16.872 18.430 0.000 0.000 506.762 24.408 12.669 22.748 12-2025 415.625 14.874 16.247 0.000 0.000 446.745 21.517 11.169 25.056 12-2026 373.370 13.361 14.595 0.000 0.000 401.327 19.329 10.033 27.262 12-2027 339.548 12.151 13.273 0.000 0.000 364.972 17.578 9.124 29.423 12-2028 312.420 11.180 12.213 0.000 0.000 335.813 16.174 8.395 31.495 12-2029 286.621 10.257 11.204 0.000 0.000 308.082 14.838 7.702 33.829 12-2030 263.707 9.437 10.309 0.000 0.000 283.452 13.652 7.086 36.285 12-2031 242.624 8.683 9.484 0.000 0.000 260.791 12.561 6.520 38.954 12-2032 223.813 8.009 8.749 0.000 0.000 240.572 11.587 6.014 41.760 08-2033 133.043 4.761 5.201 0.000 0.000 143.005 6.888 3.575 43.969 12-2034 12-2035 12-2036 12-2037 S Tot 7,991.034 285.968 312.377 0.000 0.000 8,589.379 413.696 214.734 20.397 After .000 .000 .000 0.000 0.000 .000 .000 .000 .000 Total 7,991.034 285.968 312.377 0.000 0.000 8,589.379 413.696 214.734 20.397 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 177.600 1 1.0 0.000 0.000 222.574 .000 1,416.950 1,416.950 1,359.461 12-2020 177.600 1 1.0 0.000 0.000 134.741 .000 787.705 2,204.655 2,044.826 12-2021 177.600 1 1.0 0.000 0.000 98.776 .000 530.048 2,734.703 2,463.668 12-2022 177.600 1 1.0 0.000 0.000 79.033 .000 388.601 3,123.304 2,742.712 12-2023 177.600 1 1.0 0.000 0.000 66.317 .000 297.503 3,420.806 2,936.878 12-2024 177.600 1 1.0 0.000 0.000 57.530 .000 234.555 3,655.361 3,076.021 12-2025 177.600 1 1.0 0.000 0.000 50.717 .000 185.743 3,841.104 3,176.165 12-2026 177.600 1 1.0 0.000 0.000 45.561 .000 148.803 3,989.908 3,249.099 12-2027 177.600 1 1.0 0.000 0.000 41.434 .000 119.236 4,109.144 3,302.229 12-2028 177.600 1 1.0 0.000 0.000 38.123 .000 95.521 4,204.664 3,340.929 12-2029 177.600 1 1.0 0.000 0.000 34.975 .000 72.967 4,277.631 3,367.804 12-2030 177.600 1 1.0 0.000 0.000 32.179 .000 52.935 4,330.566 3,385.536 12-2031 177.600 1 1.0 0.000 0.000 29.606 .000 34.504 4,365.070 3,396.053 12-2032 177.600 1 1.0 0.000 0.000 27.311 .000 18.059 4,383.129 3,401.073 08-2033 112.015 1 1.0 0.000 0.000 16.235 .000 4.292 4,387.422 3,402.176 12-2034 12-2035 12-2036 12-2037 S Tot 2,598.415 0.000 0.000 975.111 .000 4,387.422 4,387.422 3,402.176 After .000 0.000 0.000 0.000 .000 .000 4,387.422 3,402.176 Total 2,598.415 0.000 0.000 975.111 .000 4,387.422 4,387.422 3,402.176 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 3,818.887 Oil Rate 5,050. 391. bbls/mo 64.9% 1.20 0.0% 5,800. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 3,554.570 Gas Rate 7,575. 586. Mcf/mo 0.0% 0.00 0.0% 9,000. 9,000. $/mo 10.00 3,402.176 GOR 1,500. 1,500. scf/bbl Revenue 12.00 3,265.525 NGL Rate 607. 49. bbls/mo Oil 75.0000 75.0000 NGL Yield 80.2 84.1 bbl/MMcf Gas 75.0000 75.0000 15.00 3,085.222 Gas Shrinkage 28.9 25.7% ______________________________ ______________________ 20.00 2,836.549 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 46.7% 12 Months in first year 14.639 Year Life (08/2033) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 428 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 2

Figure 3

LILIS ENERGY, INC. -- A.G. HILL 2H 2H
PHANTOM (2ND BONE SPRINGS) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	32.02 Year Life (01/2051) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	12,810.	87.8	1.20	8.0	146.	Initial	Final	Oil - mbbls	31.2	397.5	428.8	75.000 NI	298.155	17,201.391	945.710	4,328.081	13,469.144	8,914.885
Gas - mcf/mo	35,228.	0.0	0.00	8.0	402.	2,750.	2,750.	Gas - mmcf	66.7	1,093.2	1,160.0	100.000 WI	519.073	965.476	480.588	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: 2ND BONE SPRINGS

A.G. HILL 2H 2H
521 PSL/MORELAND
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 06/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 4249533951

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 501

Table 3 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- A.G. HILL 2H 2H PHANTOM (2ND BONE SPRINGS) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 92.6 254.7 20.9 69.476 53.711 15.649 57.693 1.860 15.734 12-2020 46.2 127.0 10.4 34.637 70.486 7.802 57.693 1.860 15.734 12-2021 32.0 88.0 7.2 24.008 48.856 5.408 57.693 1.860 15.734 12-2022 24.9 68.5 5.6 18.690 38.033 4.210 57.693 1.860 15.734 12-2023 20.6 56.6 4.6 15.427 31.395 3.475 57.693 1.860 15.734 12-2024 17.7 48.5 4.0 13.238 26.939 2.982 57.693 1.860 15.734 12-2025 15.4 42.5 3.5 11.579 23.563 2.608 57.693 1.860 15.734 12-2026 13.8 37.9 3.1 10.341 21.044 2.329 57.693 1.860 15.734 12-2027 12.5 34.3 2.8 9.361 19.051 2.109 57.693 1.860 15.734 12-2028 11.4 31.5 2.6 8.587 17.475 1.934 57.693 1.860 15.734 12-2029 10.5 28.9 2.4 7.876 16.027 1.774 57.693 1.860 15.734 12-2030 9.7 26.6 2.2 7.246 14.746 1.632 57.693 1.860 15.734 12-2031 8.9 24.4 2.0 6.667 13.567 1.502 57.693 1.860 15.734 12-2032 8.2 22.5 1.8 6.150 12.515 1.385 57.693 1.860 15.734 12-2033 7.5 20.7 1.7 5.642 11.482 1.271 57.693 1.860 15.734 12-2034 6.9 19.0 1.6 5.191 10.564 1.169 57.693 1.860 15.734 12-2035 6.4 17.5 1.4 4.776 9.719 1.076 57.693 1.860 15.734 12-2036 5.9 16.2 1.3 4.406 8.966 .992 57.693 1.860 15.734 12-2037 5.4 14.8 1.2 4.042 8.225 .910 57.693 1.860 15.734 S Tot 356.5 980.2 80.3 267.339 456.362 60.215 57.693 1.860 15.734 After 41.1 113.0 9.3 30.816 62.711 6.941 57.693 1.860 15.734 Total 397.5 1,093.2 89.5 298.155 519.073 67.156 57.693 1.860 15.734 Cum 31.2 66.7 .0 Ult 428.8 1,160.0 89.5 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 4,008.246 99.902 246.221 0.000 0.000 4,354.369 210.941 108.859 6.306 12-2020 1,998.287 131.103 122.752 0.000 0.000 2,252.143 111.291 56.304 6.092 12-2021 1,385.087 90.873 85.084 0.000 0.000 1,561.044 77.140 39.026 6.690 12-2022 1,078.252 70.742 66.235 0.000 0.000 1,215.229 60.051 30.381 7.246 12-2023 890.053 58.394 54.675 0.000 0.000 1,003.122 49.570 25.078 7.776 12-2024 763.725 50.106 46.915 0.000 0.000 860.746 42.534 21.519 8.278 12-2025 668.030 43.828 41.036 0.000 0.000 752.894 37.205 18.822 8.785 12-2026 596.605 39.142 36.649 0.000 0.000 672.396 33.227 16.810 9.269 12-2027 540.089 35.434 33.177 0.000 0.000 608.701 30.079 15.218 9.744 12-2028 495.416 32.503 30.433 0.000 0.000 558.352 27.591 13.959 10.195 12-2029 454.367 29.810 27.911 0.000 0.000 512.088 25.305 12.802 10.688 12-2030 418.041 27.427 25.680 0.000 0.000 471.148 23.282 11.779 11.205 12-2031 384.620 25.234 23.627 0.000 0.000 433.481 21.421 10.837 11.766 12-2032 354.800 23.278 21.795 0.000 0.000 399.873 19.760 9.997 12.357 12-2033 325.505 21.356 19.995 0.000 0.000 366.856 18.128 9.171 13.043 12-2034 299.482 19.648 18.397 0.000 0.000 337.527 16.679 8.438 13.764 12-2035 275.539 18.078 16.926 0.000 0.000 310.543 15.346 7.764 14.549 12-2036 254.176 16.676 15.614 0.000 0.000 286.466 14.156 7.162 15.373 12-2037 233.190 15.299 14.325 0.000 0.000 262.813 12.987 6.570 16.330 S Tot 15,423.512 848.833 947.444 0.000 0.000 17,219.789 846.694 430.495 8.377 After 1,777.879 116.643 109.213 0.000 0.000 2,003.734 99.016 50.093 24.544 Total 17,201.391 965.476 1,056.657 0.000 0.000 19,223.524 945.710 480.588 10.105 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 69.600 1 1.0 0.000 0.000 489.109 .000 3,475.861 3,475.861 3,339.896 12-2020 69.600 1 1.0 0.000 0.000 243.842 .000 1,771.106 5,246.966 4,881.114 12-2021 69.600 1 1.0 0.000 0.000 169.016 .000 1,206.262 6,453.228 5,834.108 12-2022 69.600 1 1.0 0.000 0.000 131.574 .000 923.623 7,376.851 6,497.116 12-2023 69.600 1 1.0 0.000 0.000 108.609 .000 750.265 8,127.115 6,986.579 12-2024 69.600 1 1.0 0.000 0.000 93.194 .000 633.899 8,761.014 7,362.422 12-2025 69.600 1 1.0 0.000 0.000 81.517 .000 545.750 9,306.765 7,656.515 12-2026 69.600 1 1.0 0.000 0.000 72.801 .000 479.958 9,786.723 7,891.626 12-2027 69.600 1 1.0 0.000 0.000 65.905 .000 427.899 10,214.621 8,082.174 12-2028 69.600 1 1.0 0.000 0.000 60.453 .000 386.748 10,601.370 8,238.721 12-2029 69.600 1 1.0 0.000 0.000 55.444 .000 348.936 10,950.306 8,367.112 12-2030 69.600 1 1.0 0.000 0.000 51.012 .000 315.475 11,265.781 8,472.646 12-2031 69.600 1 1.0 0.000 0.000 46.933 .000 284.689 11,550.471 8,559.230 12-2032 69.600 1 1.0 0.000 0.000 43.295 .000 257.221 11,807.692 8,630.346 12-2033 69.600 1 1.0 0.000 0.000 39.720 .000 230.236 12,037.928 8,688.210 12-2034 69.600 1 1.0 0.000 0.000 36.544 .000 206.265 12,244.193 8,735.341 12-2035 69.600 1 1.0 0.000 0.000 33.623 .000 184.210 12,428.404 8,773.609 12-2036 69.600 1 1.0 0.000 0.000 31.016 .000 164.532 12,592.936 8,804.682 12-2037 69.600 1 1.0 0.000 0.000 28.455 .000 145.201 12,738.137 8,829.609 S Tot 1,322.400 0.000 0.000 1,882.064 .000 12,738.137 12,738.137 8,829.609 After 906.671 0.000 0.000 216.947 .000 731.007 13,469.144 8,914.885 Total 2,229.071 0.000 0.000 2,099.010 .000 13,469.144 13,469.144 8,914.885 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 10,587.972 Oil Rate 13,831. 145. bbls/mo 87.8% 1.20 0.0% 5,800. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 9,491.012 Gas Rate 38,037. 400. Mcf/mo 0.0% 0.00 0.0% 10.00 8,914.885 GOR 2,750. 2,750. scf/bbl Revenue 12.00 8,428.878 NGL Rate 2,938. 33. bbls/mo Oil 75.0000 75.0000 NGL Yield 77.3 83.9 bbl/MMcf Gas 75.0000 75.0000 15.00 7,826.789 Gas Shrinkage 100.0 26.0% ______________________________ ______________________ 20.00 7,058.711 Oil Severance 4.6 4.6 % Gas Severance 0.0 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 18.2% 12 Months in first year 32.027 Year Life (01/2051) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 501 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 3

Figure 4

LILIS ENERGY, INC. -- ANTELOPE 1H 3RD BS 1.5 1H

PHANTOM (3RD BONE SPRINGS) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	5,453.	75.4	1.20	8.0	156.	Initial	Final
Gas - mcf/mo	59,979.	0.0	0.00	8.0	1,721.	11,000.	11,000.

	12/2018 Cumulatives	24.52 Year Life (07/2043) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	16.4	204.9	221.3	77.336 NI	158.437	9,140.685	747.853	3,671.352	8,721.952	5,969.473
Gas - mmcf	139.1	2,253.5	2,392.7	100.000 WI	1,124.423	2,091.427	336.953	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
1,000.
10,000.
100.
1,000.
10.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : 3RD BONE SPRINGS

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 03/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495340340000

Cawley, Gillespie & Associates, Inc.

ANTELOPE 1H 3RD BS 1.5 1H
1386 PSL/COWDEN C
TX OIL

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 412

Table 4 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- ANTELOPE 1H 3RD BS 1.5 1H PHANTOM (3RD BONE SPRINGS) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 44.1 485.1 39.7 34.108 112.380 30.729 57.693 1.860 15.734 12-2020 24.6 271.0 22.2 19.056 155.119 17.169 57.693 1.860 15.734 12-2021 17.6 193.6 15.9 13.613 110.807 12.264 57.693 1.860 15.734 12-2022 13.9 152.9 12.5 10.750 87.508 9.686 57.693 1.860 15.734 12-2023 11.6 127.3 10.4 8.950 72.849 8.063 57.693 1.860 15.734 12-2024 10.0 109.8 9.0 7.722 62.861 6.958 57.693 1.860 15.734 12-2025 8.8 96.5 7.9 6.782 55.204 6.110 57.693 1.860 15.734 12-2026 7.9 86.4 7.1 6.075 49.449 5.473 57.693 1.860 15.734 12-2027 7.1 78.4 6.4 5.512 44.868 4.966 57.693 1.860 15.734 12-2028 6.5 72.0 5.9 5.064 41.225 4.563 57.693 1.860 15.734 12-2029 6.0 66.1 5.4 4.646 37.817 4.186 57.693 1.860 15.734 12-2030 5.5 60.8 5.0 4.274 34.794 3.851 57.693 1.860 15.734 12-2031 5.1 55.9 4.6 3.933 32.012 3.543 57.693 1.860 15.734 12-2032 4.7 51.6 4.2 3.628 29.530 3.268 57.693 1.860 15.734 12-2033 4.3 47.3 3.9 3.328 27.092 2.999 57.693 1.860 15.734 12-2034 4.0 43.6 3.6 3.062 24.926 2.759 57.693 1.860 15.734 12-2035 3.6 40.1 3.3 2.817 22.933 2.538 57.693 1.860 15.734 12-2036 3.4 37.0 3.0 2.599 21.155 2.342 57.693 1.860 15.734 12-2037 3.1 33.9 2.8 2.384 19.409 2.148 57.693 1.860 15.734 S Tot 191.8 2,109.4 172.8 148.304 1,041.939 133.615 57.693 1.860 15.734 After 13.1 144.1 11.8 10.133 82.484 9.130 57.693 1.860 15.734 Total 204.9 2,253.5 184.6 158.437 1,124.423 142.744 57.693 1.860 15.734 Cum 16.4 139.1 .0 Ult 221.3 2,392.7 184.6 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,967.762 209.027 483.507 0.000 0.000 2,660.296 142.813 66.507 4.648 12-2020 1,099.413 288.521 270.142 0.000 0.000 1,658.075 92.736 41.452 4.204 12-2021 785.351 206.101 192.972 0.000 0.000 1,184.424 66.245 29.611 4.957 12-2022 620.219 162.765 152.397 0.000 0.000 935.381 52.316 23.385 5.659 12-2023 516.323 135.499 126.868 0.000 0.000 778.690 43.552 19.467 6.331 12-2024 445.531 116.921 109.473 0.000 0.000 671.926 37.581 16.798 6.968 12-2025 391.263 102.680 96.139 0.000 0.000 590.081 33.003 14.752 7.613 12-2026 350.471 91.975 86.116 0.000 0.000 528.562 29.562 13.214 8.229 12-2027 318.006 83.455 78.138 0.000 0.000 479.599 26.824 11.990 8.832 12-2028 292.183 76.678 71.794 0.000 0.000 440.655 24.646 11.016 9.407 12-2029 268.033 70.340 65.860 0.000 0.000 404.233 22.609 10.106 10.046 12-2030 246.605 64.717 60.594 0.000 0.000 371.916 20.801 9.298 10.717 12-2031 226.889 59.543 55.750 0.000 0.000 342.182 19.138 8.555 11.447 12-2032 209.298 54.926 51.428 0.000 0.000 315.652 17.654 7.891 12.214 12-2033 192.017 50.391 47.181 0.000 0.000 289.590 16.197 7.240 13.104 12-2034 176.666 46.363 43.409 0.000 0.000 266.438 14.902 6.661 14.041 12-2035 162.542 42.656 39.939 0.000 0.000 245.137 13.710 6.128 15.059 12-2036 149.940 39.349 36.842 0.000 0.000 226.131 12.648 5.653 16.130 12-2037 137.560 36.100 33.800 0.000 0.000 207.460 11.603 5.187 17.373 S Tot 8,556.073 1,938.007 2,102.349 0.000 0.000 12,596.429 698.540 314.911 7.385 After 584.612 153.420 143.647 0.000 0.000 881.680 49.312 22.042 21.883 Total 9,140.685 2,091.427 2,245.997 0.000 0.000 13,478.109 747.853 336.953 8.370 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 105.600 1 1.0 0.000 0.000 232.864 .000 2,112.512 2,112.512 2,023.190 12-2020 105.600 1 1.0 0.000 0.000 130.104 .000 1,288.184 3,400.696 3,143.914 12-2021 105.600 1 1.0 0.000 0.000 92.938 .000 890.031 4,290.726 3,847.045 12-2022 105.600 1 1.0 0.000 0.000 73.396 .000 680.684 4,971.411 4,335.674 12-2023 105.600 1 1.0 0.000 0.000 61.101 .000 548.969 5,520.380 4,693.833 12-2024 105.600 1 1.0 0.000 0.000 52.724 .000 459.223 5,979.603 4,966.130 12-2025 105.600 1 1.0 0.000 0.000 46.302 .000 390.424 6,370.028 5,176.536 12-2026 105.600 1 1.0 0.000 0.000 41.475 .000 338.711 6,708.739 5,342.469 12-2027 105.600 1 1.0 0.000 0.000 37.633 .000 297.552 7,006.291 5,474.983 12-2028 105.600 1 1.0 0.000 0.000 34.577 .000 264.816 7,271.107 5,582.187 12-2029 105.600 1 1.0 0.000 0.000 31.719 .000 234.200 7,505.307 5,668.370 12-2030 105.600 1 1.0 0.000 0.000 29.183 .000 207.034 7,712.340 5,737.637 12-2031 105.600 1 1.0 0.000 0.000 26.850 .000 182.039 7,894.380 5,793.010 12-2032 105.600 1 1.0 0.000 0.000 24.768 .000 159.738 8,054.118 5,837.184 12-2033 105.600 1 1.0 0.000 0.000 22.723 .000 137.830 8,191.948 5,871.831 12-2034 105.600 1 1.0 0.000 0.000 20.907 .000 118.369 8,310.317 5,898.884 12-2035 105.600 1 1.0 0.000 0.000 19.235 .000 100.463 8,410.780 5,919.761 12-2036 105.600 1 1.0 0.000 0.000 17.744 .000 84.487 8,495.266 5,935.724 12-2037 105.600 1 1.0 0.000 0.000 16.279 .000 68.792 8,564.058 5,947.539 S Tot 2,006.400 0.000 0.000 1,012.520 .000 8,564.058 8,564.058 5,947.539 After 583.249 0.000 0.000 69.183 .000 157.894 8,721.952 5,969.473 Total 2,589.649 0.000 0.000 1,081.703 .000 8,721.952 8,721.952 5,969.473 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 7,034.153 Oil Rate 5,746. 155. bbls/mo 75.4% 1.20 0.0% 5,800. 5,716. $/w/mo Expense 100.0000 100.0000 8.00 6,343.493 Gas Rate 63,214. 1,710. Mcf/mo 0.0% 0.00 0.0% 3,000. 2,956. $/mo 10.00 5,969.473 GOR 11,000. 11,000. scf/bbl Revenue 12.00 5,648.002 NGL Rate 5,003. 138. bbls/mo Oil 77.3363 77.3363 NGL Yield 79.1 81.2 bbl/MMcf Gas 77.3363 77.3363 15.00 5,242.516 Gas Shrinkage 100.0 25.6% ______________________________ ______________________ 20.00 4,714.717 Oil Severance 4.6 4.6 % Gas Severance 0.0 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 25.9% 12 Months in first year 24.528 Year Life (07/2043) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 412 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 4

Figure 5

LILIS ENERGY, INC. -- AXIS 2H (WAS MEERKAT 1H) 1H

PHANTOM (WOLFCAMP XY) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	33.91 Year Life (11/2052) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	5,469.	54.2	1.20	8.0	110.	Initial	Final	Oil - mbbls	70.6	305.9	376.6	75.484 NI	230.942	13,323.664	1,077.577	3,975.715	13,938.282	8,536.933
Gas - mcf/mo	54,690.	0.0	0.00	8.0	1,099.	10,000.	10,000.	Gas - mmcf	437.2	3,059.4	3,496.6	100.000 WI	1,708.967	3,178.679	486.963	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP XY

AXIS 2H (WAS MEERKAT 1H) 1H
1324 PSL/BECKHAM
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 02/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495339910000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 435

Table 5 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- AXIS 2H (WAS MEERKAT 1H) 1H PHANTOM (WOLFCAMP XY) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 50.5 505.0 41.4 38.120 282.085 31.222 57.693 1.860 15.734 12-2020 33.0 329.6 27.0 24.880 184.111 20.378 57.693 1.860 15.734 12-2021 24.9 248.6 20.4 18.765 138.859 15.369 57.693 1.860 15.734 12-2022 20.2 201.9 16.5 15.243 112.797 12.485 57.693 1.860 15.734 12-2023 17.1 171.1 14.0 12.912 95.547 10.575 57.693 1.860 15.734 12-2024 14.9 149.4 12.2 11.274 83.426 9.234 57.693 1.860 15.734 12-2025 13.2 132.3 10.8 9.986 73.893 8.179 57.693 1.860 15.734 12-2026 11.9 119.3 9.8 9.003 66.619 7.374 57.693 1.860 15.734 12-2027 10.9 108.8 8.9 8.210 60.755 6.725 57.693 1.860 15.734 12-2028 10.0 100.2 8.2 7.565 55.978 6.196 57.693 1.860 15.734 12-2029 9.2 91.9 7.5 6.940 51.356 5.684 57.693 1.860 15.734 12-2030 8.5 84.6 6.9 6.385 47.250 5.230 57.693 1.860 15.734 12-2031 7.8 77.8 6.4 5.875 43.472 4.812 57.693 1.860 15.734 12-2032 7.2 71.8 5.9 5.419 40.102 4.439 57.693 1.860 15.734 12-2033 6.6 65.9 5.4 4.972 36.791 4.072 57.693 1.860 15.734 12-2034 6.1 60.6 5.0 4.574 33.850 3.747 57.693 1.860 15.734 12-2035 5.6 55.8 4.6 4.209 31.143 3.447 57.693 1.860 15.734 12-2036 5.1 51.4 4.2 3.882 28.729 3.180 57.693 1.860 15.734 12-2037 4.7 47.2 3.9 3.562 26.357 2.917 57.693 1.860 15.734 S Tot 267.3 2,673.0 218.9 201.773 1,493.120 165.262 57.693 1.860 15.734 After 38.6 386.4 31.6 29.169 215.848 23.890 57.693 1.860 15.734 Total 305.9 3,059.4 250.6 230.942 1,708.967 189.152 57.693 1.860 15.734 Cum 70.6 437.2 .0 Ult 376.6 3,496.6 250.6 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 2,199.229 524.679 491.256 0.000 0.000 3,215.164 177.867 80.379 3.189 12-2020 1,435.389 342.446 320.632 0.000 0.000 2,098.468 116.090 52.462 3.541 12-2021 1,082.589 258.278 241.825 0.000 0.000 1,582.692 87.556 39.567 3.870 12-2022 879.402 209.802 196.438 0.000 0.000 1,285.642 71.123 32.141 4.180 12-2023 744.914 177.717 166.396 0.000 0.000 1,089.027 60.246 27.226 4.478 12-2024 650.416 155.172 145.288 0.000 0.000 950.876 52.604 23.772 4.761 12-2025 576.096 137.441 128.686 0.000 0.000 842.224 46.593 21.056 5.049 12-2026 519.384 123.911 116.018 0.000 0.000 759.313 42.006 18.983 5.324 12-2027 473.668 113.005 105.806 0.000 0.000 692.479 38.309 17.312 5.594 12-2028 436.420 104.118 97.486 0.000 0.000 638.024 35.296 15.951 5.856 12-2029 400.386 95.522 89.437 0.000 0.000 585.344 32.382 14.634 6.155 12-2030 368.376 87.885 82.287 0.000 0.000 538.547 29.793 13.464 6.470 12-2031 338.925 80.859 75.708 0.000 0.000 495.492 27.411 12.387 6.813 12-2032 312.648 74.590 69.838 0.000 0.000 457.076 25.286 11.427 7.173 12-2033 286.834 68.431 64.072 0.000 0.000 419.337 23.198 10.483 7.591 12-2034 263.902 62.960 58.950 0.000 0.000 385.812 21.344 9.645 8.031 12-2035 242.804 57.927 54.237 0.000 0.000 354.967 19.637 8.874 8.509 12-2036 223.979 53.436 50.032 0.000 0.000 327.446 18.115 8.186 9.011 12-2037 205.486 49.024 45.901 0.000 0.000 300.410 16.619 7.510 9.595 S Tot 11,640.845 2,777.203 2,600.293 0.000 0.000 17,018.341 941.476 425.459 4.899 After 1,682.818 401.477 375.902 0.000 0.000 2,460.197 136.101 61.505 15.395 Total 13,323.664 3,178.679 2,976.195 0.000 0.000 19,478.538 1,077.577 486.963 6.225 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 69.600 1 1.0 0.000 0.000 266.639 .000 2,620.679 2,620.679 2,510.622 12-2020 69.600 1 1.0 0.000 0.000 174.030 .000 1,686.287 4,306.966 3,976.597 12-2021 69.600 1 1.0 0.000 0.000 131.255 .000 1,254.713 5,561.679 4,967.412 12-2022 69.600 1 1.0 0.000 0.000 106.621 .000 1,006.157 6,567.836 5,689.466 12-2023 69.600 1 1.0 0.000 0.000 90.315 .000 841.640 7,409.476 6,238.439 12-2024 69.600 1 1.0 0.000 0.000 78.858 .000 726.043 8,135.519 6,668.855 12-2025 69.600 1 1.0 0.000 0.000 69.847 .000 635.128 8,770.647 7,011.074 12-2026 69.600 1 1.0 0.000 0.000 62.971 .000 565.753 9,336.400 7,288.189 12-2027 69.600 1 1.0 0.000 0.000 57.429 .000 509.830 9,846.230 7,515.205 12-2028 69.600 1 1.0 0.000 0.000 52.912 .000 464.265 10,310.495 7,703.124 12-2029 69.600 1 1.0 0.000 0.000 48.544 .000 420.185 10,730.680 7,857.728 12-2030 69.600 1 1.0 0.000 0.000 44.663 .000 381.028 11,111.708 7,985.189 12-2031 69.600 1 1.0 0.000 0.000 41.092 .000 345.001 11,456.709 8,090.114 12-2032 69.600 1 1.0 0.000 0.000 37.906 .000 312.857 11,769.566 8,176.610 12-2033 69.600 1 1.0 0.000 0.000 34.776 .000 281.279 12,050.845 8,247.301 12-2034 69.600 1 1.0 0.000 0.000 31.996 .000 253.227 12,304.072 8,305.161 12-2035 69.600 1 1.0 0.000 0.000 29.438 .000 227.418 12,531.489 8,352.403 12-2036 69.600 1 1.0 0.000 0.000 27.156 .000 204.390 12,735.879 8,391.001 12-2037 69.600 1 1.0 0.000 0.000 24.914 .000 181.767 12,917.646 8,422.204 S Tot 1,322.400 0.000 0.000 1,411.361 .000 12,917.646 12,917.646 8,422.204 After 1,037.926 0.000 0.000 204.028 .000 1,020.636 13,938.282 8,536.933 Total 2,360.326 0.000 0.000 1,615.389 .000 13,938.282 13,938.282 8,536.933 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 10,478.540 Oil Rate 5,635. 108. bbls/mo 54.3% 1.20 0.0% 5,800. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 9,199.069 Gas Rate 56,358. 1,088. Mcf/mo 0.0% 0.00 0.0% 10.00 8,536.933 GOR 10,000. 10,000. scf/bbl Revenue 12.00 7,984.151 NGL Rate 4,562. 91. bbls/mo Oil 75.4847 75.4847 NGL Yield 80.9 84.3 bbl/MMcf Gas 75.4847 75.4847 15.00 7,307.266 Gas Shrinkage 28.2 25.4% ______________________________ ______________________ 20.00 6,457.794 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 17.8% 12 Months in first year 33.914 Year Life (11/2052) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 435 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 5

Figure 6

IMPETRO OPERATING LLC -- BISON 1H 1H
PHANTOM (WOLFCAMP) FIELD
Winkler COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	27.61 Year Life (08/2046) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	4,350.	49.9	1.20	8.0	161.			Oil - mbbls	348.3	251.6	599.9	68.777 NI	173.076	10,098.700	603.836	2,980.893	8,049.478	5,154.917
Gas - mcf/mo	15,660.	0.0	0.00	8.0	579.	3,600.	3,600.	Gas - mmcf	758.0	905.9	1,664.0	91.206 WI	504.689	907.431	298.313	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP B

BISON 1H 1H
1396 PSL/COWDEN C
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 07/1997 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495310110200

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 331

Table 6 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- BISON 1H 1H PHANTOM \(WOLFCAMP\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 41.1 148.0 13.4 28.282 82.470 9.236 58.348 1.798 16.390 12-2020 27.7 99.6 9.0 19.033 55.501 6.216 58.348 1.798 16.390 12-2021 21.1 76.1 6.9 14.541 42.402 4.749 58.348 1.798 16.390 12-2022 17.3 62.3 5.6 11.896 34.690 3.885 58.348 1.798 16.390 12-2023 14.7 53.0 4.8 10.123 29.519 3.306 58.348 1.798 16.390 12-2024 12.9 46.4 4.2 8.867 25.856 2.896 58.348 1.798 16.390 12-2025 11.4 41.2 3.7 7.872 22.955 2.571 58.348 1.798 16.390 12-2026 10.3 37.2 3.4 7.110 20.732 2.322 58.348 1.798 16.390 12-2027 9.4 34.0 3.1 6.493 18.934 2.120 58.348 1.798 16.390 12-2028 8.7 31.3 2.8 5.985 17.453 1.955 58.348 1.798 16.390 12-2029 8.0 28.7 2.6 5.491 16.012 1.793 58.348 1.798 16.390 12-2030 7.3 26.4 2.4 5.052 14.732 1.650 58.348 1.798 16.390 12-2031 6.8 24.3 2.2 4.648 13.554 1.518 58.348 1.798 16.390 12-2032 6.2 22.4 2.0 4.288 12.503 1.400 58.348 1.798 16.390 12-2033 5.7 20.6 1.9 3.934 11.471 1.285 58.348 1.798 16.390 12-2034 5.3 18.9 1.7 3.619 10.554 1.182 58.348 1.798 16.390 12-2035 4.8 17.4 1.6 3.330 9.710 1.087 58.348 1.798 16.390 12-2036 4.5 16.1 1.5 3.072 8.957 1.003 58.348 1.798 16.390 12-2037 4.1 14.8 1.3 2.818 8.218 .920 58.348 1.798 16.390 S Tot 227.5 818.9 74.3 156.455 456.224 51.094 58.348 1.798 16.390 After 24.2 87.0 7.9 16.621 48.465 5.428 58.348 1.798 16.390 Total 251.6 905.9 82.2 173.076 504.689 56.522 58.348 1.798 16.390 Cum 348.3 758.0 .0 Ult 599.9 1,664.0 82.2 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,650.210 148.282 151.380 0.000 0.000 1,949.871 98.672 48.747 4.460 12-2020 1,110.570 99.792 101.877 0.000 0.000 1,312.239 66.405 32.806 5.246 12-2021 848.443 76.238 77.831 0.000 0.000 1,002.512 50.731 25.063 5.989 12-2022 694.135 62.372 63.675 0.000 0.000 820.183 41.505 20.505 6.689 12-2023 590.665 53.075 54.184 0.000 0.000 697.923 35.318 17.448 7.362 12-2024 517.371 46.489 47.460 0.000 0.000 611.321 30.935 15.283 8.003 12-2025 459.323 41.273 42.135 0.000 0.000 542.732 27.465 13.568 8.655 12-2026 414.846 37.277 38.055 0.000 0.000 490.178 24.805 12.254 9.278 12-2027 378.862 34.043 34.754 0.000 0.000 447.659 22.653 11.191 9.889 12-2028 349.233 31.381 32.036 0.000 0.000 412.650 20.882 10.316 10.487 12-2029 320.398 28.790 29.391 0.000 0.000 378.579 19.158 9.464 11.175 12-2030 294.783 26.488 27.041 0.000 0.000 348.312 17.626 8.708 11.899 12-2031 271.216 24.370 24.880 0.000 0.000 320.466 16.217 8.012 12.686 12-2032 250.188 22.481 22.951 0.000 0.000 295.620 14.960 7.390 13.514 12-2033 229.531 20.625 21.056 0.000 0.000 271.211 13.724 6.780 14.474 12-2034 211.180 18.976 19.372 0.000 0.000 249.528 12.627 6.238 15.485 12-2035 194.297 17.459 17.824 0.000 0.000 229.579 11.618 5.739 16.583 12-2036 179.233 16.105 16.442 0.000 0.000 211.780 10.717 5.294 17.738 12-2037 164.434 14.775 15.084 0.000 0.000 194.294 9.832 4.857 19.079 S Tot 9,128.918 820.290 837.428 0.000 0.000 10,786.636 545.850 269.666 8.399 After 969.782 87.141 88.962 0.000 0.000 1,145.884 57.987 28.647 26.544 Total 10,098.700 907.431 926.390 0.000 0.000 11,932.520 603.836 298.313 10.142 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 77.708 1 0.9 0.000 0.000 136.519 .000 1,588.226 1,588.226 1,521.072 12-2020 77.708 1 0.9 0.000 0.000 91.875 .000 1,043.445 2,631.671 2,428.133 12-2021 77.708 1 0.9 0.000 0.000 70.190 .000 778.820 3,410.491 3,043.144 12-2022 77.708 1 0.9 0.000 0.000 57.424 .000 623.042 4,033.533 3,490.270 12-2023 77.708 1 0.9 0.000 0.000 48.865 .000 518.585 4,552.118 3,828.536 12-2024 77.708 1 0.9 0.000 0.000 42.801 .000 444.593 4,996.711 4,092.114 12-2025 77.708 1 0.9 0.000 0.000 37.999 .000 385.992 5,382.703 4,300.102 12-2026 77.708 1 0.9 0.000 0.000 34.319 .000 341.091 5,723.795 4,467.181 12-2027 77.708 1 0.9 0.000 0.000 31.343 .000 304.764 6,028.559 4,602.893 12-2028 77.708 1 0.9 0.000 0.000 28.891 .000 274.853 6,303.412 4,714.152 12-2029 77.708 1 0.9 0.000 0.000 26.506 .000 245.743 6,549.155 4,804.577 12-2030 77.708 1 0.9 0.000 0.000 24.387 .000 219.884 6,769.039 4,878.138 12-2031 77.708 1 0.9 0.000 0.000 22.437 .000 196.092 6,965.131 4,937.781 12-2032 77.708 1 0.9 0.000 0.000 20.698 .000 174.864 7,139.995 4,986.132 12-2033 77.708 1 0.9 0.000 0.000 18.989 .000 154.010 7,294.005 5,024.842 12-2034 77.708 1 0.9 0.000 0.000 17.471 .000 135.485 7,429.490 5,055.803 12-2035 77.708 1 0.9 0.000 0.000 16.074 .000 118.441 7,547.931 5,080.411 12-2036 77.708 1 0.9 0.000 0.000 14.828 .000 103.233 7,651.164 5,099.910 12-2037 77.708 1 0.9 0.000 0.000 13.603 .000 88.293 7,739.457 5,115.071 S Tot 1,476.446 0.000 0.000 755.218 .000 7,739.457 7,739.457 5,115.071 After 669.002 0.000 0.000 80.228 .000 310.021 8,049.478 5,154.917 Total 2,145.447 0.000 0.000 835.446 .000 8,049.478 8,049.478 5,154.917 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 6,239.722 Oil Rate 4,467. 159. bbls/mo 49.9% 1.20 0.0% 7,099. 7,099. $/w/mo Expense 91.2062 91.2062 8.00 5,530.734 Gas Rate 16,082. 575. Mcf/mo 0.0% 0.00 0.0% 10.00 5,154.917 GOR 3,600. 3,600. scf/bbl Revenue 12.00 4,836.577 NGL Rate 1,446. 53. bbls/mo Oil 68.7771 68.7771 NGL Yield 90.0 93.0 bbl/MMcf Gas 68.7771 68.7771 15.00 4,441.301 Gas Shrinkage 21.1 18.6% ______________________________ ______________________ 20.00 3,937.412 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 19.4% 12 Months in first year 27.617 Year Life (08/2046) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 331 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 6

Figure 7

LILIS ENERGY, INC. -- EAST AXIS 2H 1.5
PHANTOM (WOLFCAMP A) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	38.31 Year Life (04/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	16,019.	75.7	1.20	7.8	145.			Oil - mbbls	12.2	643.5	655.7	75.000 NI	482.593	27,842.170	1,574.799	6,063.767	23,269.598	14,488.548
Gas - mcf/mo	48,056.	0.0	0.00	7.8	435.	3,000.	3,000.	Gas - mmcf	36.6	1,930.4	1,967.0	100.000 WI	1,071.358	1,992.725	792.517	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : WOLFCAMP A

EAST AXIS 2H 1.5

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 19 21 API: 42495339910000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out

(DEFAULT) ASN 531

Table 7 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- EAST AXIS 2H 1.5 PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 129.3 387.8 31.8 96.958 215.246 23.824 57.693 1.860 15.734 12-2020 72.1 216.2 17.7 54.042 119.973 13.279 57.693 1.860 15.734 12-2021 51.4 154.3 12.6 38.577 85.640 9.479 57.693 1.860 15.734 12-2022 40.6 121.8 10.0 30.455 67.609 7.483 57.693 1.860 15.734 12-2023 33.8 101.4 8.3 25.348 56.272 6.228 57.693 1.860 15.734 12-2024 29.2 87.5 7.2 21.869 48.550 5.374 57.693 1.860 15.734 12-2025 25.6 76.8 6.3 19.204 42.632 4.719 57.693 1.860 15.734 12-2026 22.9 68.8 5.6 17.200 38.184 4.226 57.693 1.860 15.734 12-2027 20.8 62.4 5.1 15.606 34.645 3.835 57.693 1.860 15.734 12-2028 19.1 57.4 4.7 14.338 31.831 3.523 57.693 1.860 15.734 12-2029 17.5 52.6 4.3 13.153 29.200 3.232 57.693 1.860 15.734 12-2030 16.1 48.4 4.0 12.101 26.865 2.974 57.693 1.860 15.734 12-2031 14.8 44.5 3.6 11.134 24.717 2.736 57.693 1.860 15.734 12-2032 13.7 41.1 3.4 10.271 22.801 2.524 57.693 1.860 15.734 12-2033 12.6 37.7 3.1 9.423 20.918 2.315 57.693 1.860 15.734 12-2034 11.6 34.7 2.8 8.669 19.246 2.130 57.693 1.860 15.734 12-2035 10.6 31.9 2.6 7.976 17.707 1.960 57.693 1.860 15.734 12-2036 9.8 29.4 2.4 7.358 16.335 1.808 57.693 1.860 15.734 12-2037 9.0 27.0 2.2 6.750 14.986 1.659 57.693 1.860 15.734 S Tot 560.6 1,681.7 137.7 420.432 933.358 103.306 57.693 1.860 15.734 After 82.9 248.6 20.4 62.162 137.999 15.274 57.693 1.860 15.734 Total 643.5 1,930.4 158.1 482.593 1,071.358 118.580 57.693 1.860 15.734 Cum 12.2 36.6 .0 Ult 655.7 1,967.0 158.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 5,593.758 400.357 374.854 0.000 0.000 6,368.969 316.392 159.224 5.071 12-2020 3,117.819 223.149 208.934 0.000 0.000 3,549.903 176.349 88.748 5.444 12-2021 2,225.590 159.290 149.143 0.000 0.000 2,534.024 125.883 63.351 5.782 12-2022 1,757.014 125.753 117.743 0.000 0.000 2,000.510 99.380 50.013 6.096 12-2023 1,462.381 104.666 97.999 0.000 0.000 1,665.045 82.715 41.626 6.397 12-2024 1,261.702 90.303 84.550 0.000 0.000 1,436.556 71.364 35.914 6.683 12-2025 1,107.909 79.295 74.244 0.000 0.000 1,261.449 62.665 31.536 6.971 12-2026 992.329 71.023 66.499 0.000 0.000 1,129.851 56.128 28.246 7.247 12-2027 900.352 64.440 60.335 0.000 0.000 1,025.128 50.925 25.628 7.518 12-2028 827.210 59.205 55.434 0.000 0.000 941.850 46.788 23.546 7.775 12-2029 758.836 54.312 50.852 0.000 0.000 863.999 42.921 21.600 8.061 12-2030 698.169 49.969 46.786 0.000 0.000 794.924 39.490 19.873 8.362 12-2031 642.352 45.975 43.046 0.000 0.000 731.372 36.332 18.284 8.689 12-2032 592.550 42.410 39.709 0.000 0.000 674.668 33.516 16.867 9.032 12-2033 543.625 38.908 36.430 0.000 0.000 618.963 30.748 15.474 9.431 12-2034 500.163 35.798 33.517 0.000 0.000 569.478 28.290 14.237 9.850 12-2035 460.176 32.936 30.838 0.000 0.000 523.950 26.028 13.099 10.306 12-2036 424.499 30.382 28.447 0.000 0.000 483.328 24.010 12.083 10.786 12-2037 389.449 27.874 26.098 0.000 0.000 443.421 22.028 11.086 11.342 S Tot 24,255.882 1,736.047 1,625.459 0.000 0.000 27,617.388 1,371.953 690.435 6.658 After 3,586.288 256.678 240.328 0.000 0.000 4,083.294 202.846 102.082 18.735 Total 27,842.170 1,992.725 1,865.787 0.000 0.000 31,700.682 1,574.799 792.517 8.214 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 69.600 1 1.0 0.000 0.000 682.582 .000 5,141.171 5,141.171 4,935.432 12-2020 69.600 1 1.0 0.000 0.000 380.454 .000 2,834.753 7,975.924 7,401.258 12-2021 69.600 1 1.0 0.000 0.000 271.579 .000 2,003.612 9,979.535 8,983.877 12-2022 69.600 1 1.0 0.000 0.000 214.401 .000 1,567.117 11,546.652 10,108.660 12-2023 69.600 1 1.0 0.000 0.000 178.448 .000 1,292.656 12,839.309 10,951.891 12-2024 69.600 1 1.0 0.000 0.000 153.960 .000 1,105.718 13,945.026 11,607.423 12-2025 69.600 1 1.0 0.000 0.000 135.193 .000 962.454 14,907.480 12,126.031 12-2026 69.600 1 1.0 0.000 0.000 121.090 .000 854.787 15,762.268 12,544.730 12-2027 69.600 1 1.0 0.000 0.000 109.866 .000 769.108 16,531.376 12,887.204 12-2028 69.600 1 1.0 0.000 0.000 100.941 .000 700.974 17,232.350 13,170.927 12-2029 69.600 1 1.0 0.000 0.000 92.597 .000 637.281 17,869.630 13,405.404 12-2030 69.600 1 1.0 0.000 0.000 85.194 .000 580.767 18,450.398 13,599.676 12-2031 69.600 1 1.0 0.000 0.000 78.383 .000 528.772 18,979.170 13,760.486 12-2032 69.600 1 1.0 0.000 0.000 72.306 .000 482.380 19,461.550 13,893.845 12-2033 69.600 1 1.0 0.000 0.000 66.336 .000 436.804 19,898.354 14,003.618 12-2034 69.600 1 1.0 0.000 0.000 61.033 .000 396.319 20,294.672 14,094.169 12-2035 69.600 1 1.0 0.000 0.000 56.153 .000 359.070 20,653.742 14,168.756 12-2036 69.600 1 1.0 0.000 0.000 51.800 .000 325.835 20,979.576 14,230.284 12-2037 69.600 1 1.0 0.000 0.000 47.523 .000 293.184 21,272.761 14,280.610 S Tot 1,322.400 0.000 0.000 2,959.839 .000 21,272.761 21,272.761 14,280.610 After 1,343.909 0.000 0.000 437.619 .000 1,996.838 23,269.598 14,488.548 Total 2,666.309 0.000 0.000 3,397.458 .000 23,269.598 23,269.598 14,488.548 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 17,586.931 Oil Rate 16,889. 143. bbls/mo 75.7% 1.20 0.0% 5,800. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 15,539.596 Gas Rate 50,669. 431. Mcf/mo 0.0% 0.00 0.0% 10.00 14,488.548 GOR 3,000. 3,000. scf/bbl Revenue 12.00 13,614.195 NGL Rate 4,008. 36. bbls/mo Oil 75.0000 75.0000 NGL Yield 79.1 84.2 bbl/MMcf Gas 75.0000 75.0000 15.00 12,545.776 Gas Shrinkage 29.8 25.5% ______________________________ ______________________ 20.00 11,204.976 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 18.2% 12 Months in first year 38.313 Year Life (04/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 531 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 7

Figure 8

IMPETRO OPERATING LLC -- GRIZZLY 1H 1H
PHANTOM (WOLFCAMP) FIELD
Winkler COUNTY, TEXAS

Reserve Category : PDP | As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	36.63 Year Life (08/2055) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	3,140.	33.5	1.20	8.0	78.	Initial	Final	Oil - mbbls	139.3	253.1	392.4	64.859 NI	164.158	9,578.338	702.241	3,187.792	8,824.530	5,033.986
Gas - mcf/mo	21,979.	0.0	0.00	8.0	548.	7,000.	7,000.	Gas - mmcf	666.4	1,771.7	2,438.1	89.465 WI	907.792	1,744.776	326.014	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : WOLFCAMP B

GRIZZLY 1H 1H
1396 PSL/COWDEN C
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 02/2017 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495319790100

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 332

Table 8 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- GRIZZLY 1H 1H PHANTOM \(WOLFCAMP\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 32.2 225.6 20.6 20.899 115.572 13.341 58.348 1.922 16.390 12-2020 24.4 170.6 15.6 15.806 87.407 10.089 58.348 1.922 16.390 12-2021 19.7 137.9 12.6 12.781 70.680 8.159 58.348 1.922 16.390 12-2022 16.7 116.7 10.6 10.817 59.816 6.905 58.348 1.922 16.390 12-2023 14.5 101.6 9.3 9.414 52.060 6.009 58.348 1.922 16.390 12-2024 12.9 90.4 8.2 8.380 46.343 5.349 58.348 1.922 16.390 12-2025 11.6 81.3 7.4 7.531 41.645 4.807 58.348 1.922 16.390 12-2026 10.6 74.1 6.8 6.866 37.969 4.383 58.348 1.922 16.390 12-2027 9.7 68.1 6.2 6.309 34.888 4.027 58.348 1.922 16.390 12-2028 9.0 62.8 5.7 5.820 32.183 3.715 58.348 1.922 16.390 12-2029 8.2 57.6 5.3 5.339 29.525 3.408 58.348 1.922 16.390 12-2030 7.6 53.0 4.8 4.912 27.165 3.136 58.348 1.922 16.390 12-2031 7.0 48.8 4.4 4.520 24.993 2.885 58.348 1.922 16.390 12-2032 6.4 45.0 4.1 4.169 23.055 2.661 58.348 1.922 16.390 12-2033 5.9 41.3 3.8 3.825 21.152 2.442 58.348 1.922 16.390 12-2034 5.4 38.0 3.5 3.519 19.461 2.246 58.348 1.922 16.390 12-2035 5.0 34.9 3.2 3.238 17.905 2.067 58.348 1.922 16.390 12-2036 4.6 32.2 2.9 2.987 16.517 1.907 58.348 1.922 16.390 12-2037 4.2 29.6 2.7 2.740 15.153 1.749 58.348 1.922 16.390 S Tot 215.7 1,509.6 137.7 139.871 773.488 89.284 58.348 1.922 16.390 After 37.4 262.1 23.9 24.287 134.304 15.503 58.348 1.922 16.390 Total 253.1 1,771.7 161.6 164.158 907.792 104.787 58.348 1.922 16.390 Cum 139.3 666.4 .0 Ult 392.4 2,438.1 161.6 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,219.427 222.129 218.652 0.000 0.000 1,660.208 89.403 41.505 5.492 12-2020 922.251 167.996 165.366 0.000 0.000 1,255.613 67.615 31.390 5.740 12-2021 745.760 135.847 133.720 0.000 0.000 1,015.327 54.676 25.383 5.981 12-2022 631.129 114.966 113.166 0.000 0.000 859.261 46.272 21.482 6.209 12-2023 549.302 100.060 98.494 0.000 0.000 747.856 40.272 18.696 6.431 12-2024 488.973 89.071 87.676 0.000 0.000 665.720 35.849 16.643 6.642 12-2025 439.407 80.042 78.789 0.000 0.000 598.238 32.215 14.956 6.858 12-2026 400.618 72.976 71.834 0.000 0.000 545.428 29.372 13.636 7.065 12-2027 368.107 67.054 66.004 0.000 0.000 501.165 26.988 12.529 7.272 12-2028 339.567 61.855 60.887 0.000 0.000 462.309 24.896 11.558 7.486 12-2029 311.530 56.748 55.860 0.000 0.000 424.138 22.840 10.603 7.735 12-2030 286.624 52.211 51.394 0.000 0.000 390.229 21.014 9.756 7.996 12-2031 263.709 48.037 47.285 0.000 0.000 359.031 19.334 8.976 8.281 12-2032 243.264 44.313 43.619 0.000 0.000 331.195 17.835 8.280 8.580 12-2033 223.178 40.654 40.017 0.000 0.000 303.849 16.362 7.596 8.927 12-2034 205.336 37.404 36.818 0.000 0.000 279.557 15.054 6.989 9.292 12-2035 188.919 34.413 33.875 0.000 0.000 257.207 13.851 6.430 9.689 12-2036 174.272 31.745 31.248 0.000 0.000 237.266 12.777 5.932 10.107 12-2037 159.883 29.124 28.668 0.000 0.000 217.675 11.722 5.442 10.591 S Tot 8,161.258 1,486.643 1,463.372 0.000 0.000 11,111.273 598.347 277.782 6.907 After 1,417.079 258.133 254.092 0.000 0.000 1,929.305 103.894 48.233 16.395 Total 9,578.338 1,744.776 1,717.464 0.000 0.000 13,040.578 702.241 326.014 8.311 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 37.575 1 0.9 0.000 0.000 230.621 .000 1,261.103 1,261.103 1,206.047 12-2020 37.575 1 0.9 0.000 0.000 174.419 .000 944.613 2,205.717 2,026.628 12-2021 37.575 1 0.9 0.000 0.000 141.040 .000 756.653 2,962.369 2,623.881 12-2022 37.575 1 0.9 0.000 0.000 119.361 .000 634.571 3,596.941 3,079.144 12-2023 37.575 1 0.9 0.000 0.000 103.886 .000 547.426 4,144.367 3,436.139 12-2024 37.575 1 0.9 0.000 0.000 92.476 .000 483.176 4,627.543 3,722.533 12-2025 37.575 1 0.9 0.000 0.000 83.102 .000 430.389 5,057.933 3,954.406 12-2026 37.575 1 0.9 0.000 0.000 75.766 .000 389.079 5,447.012 4,144.964 12-2027 37.575 1 0.9 0.000 0.000 69.617 .000 354.455 5,801.467 4,302.788 12-2028 37.575 1 0.9 0.000 0.000 64.220 .000 324.061 6,125.528 4,433.955 12-2029 37.575 1 0.9 0.000 0.000 58.917 .000 294.201 6,419.729 4,542.202 12-2030 37.575 1 0.9 0.000 0.000 54.207 .000 267.677 6,687.406 4,631.743 12-2031 37.575 1 0.9 0.000 0.000 49.873 .000 243.273 6,930.679 4,705.728 12-2032 37.575 1 0.9 0.000 0.000 46.007 .000 221.498 7,152.177 4,766.964 12-2033 37.575 1 0.9 0.000 0.000 42.208 .000 200.107 7,352.284 4,817.254 12-2034 37.575 1 0.9 0.000 0.000 38.834 .000 181.105 7,533.389 4,858.633 12-2035 37.575 1 0.9 0.000 0.000 35.729 .000 163.622 7,697.011 4,892.622 12-2036 37.575 1 0.9 0.000 0.000 32.959 .000 148.023 7,845.035 4,920.574 12-2037 37.575 1 0.9 0.000 0.000 30.238 .000 132.699 7,977.733 4,943.353 S Tot 713.932 0.000 0.000 1,543.480 .000 7,977.733 7,977.733 4,943.353 After 662.379 0.000 0.000 268.002 .000 846.797 8,824.530 5,033.986 Total 1,376.311 0.000 0.000 1,811.481 .000 8,824.530 8,824.530 5,033.986 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 6,363.738 Oil Rate 3,190. 77. bbls/mo 33.6% 1.20 0.0% 3,499. 3,499. $/w/mo Expense 89.4651 89.4651 8.00 5,482.855 Gas Rate 22,332. 543. Mcf/mo 0.0% 0.00 0.0% 10.00 5,033.986 GOR 7,000. 7,000. scf/bbl Revenue 12.00 4,663.160 NGL Rate 2,041. 50. bbls/mo Oil 64.8591 64.8591 NGL Yield 91.4 93.6 bbl/MMcf Gas 64.8591 64.8591 15.00 4,214.238 Gas Shrinkage 22.3 20.9% ______________________________ ______________________ 20.00 3,659.562 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 10.3% 12 Months in first year 36.635 Year Life (08/2055) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 332 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 8

Figure 9

LILIS ENERGY, INC. -- GRIZZLY 2H 2H

PHANTOM (WOLFCAMP B) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final		12/2018 Cumulatives	35.20 Year Life (03/2054) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOil Prod. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	7,237.	50.5	1.00	7.8	114.			Oil - mbbls	114.0	382.1	496.1	66.811 NI	255.309	14,394.705	825.672	3,072.675	12,227.693	7,625.713
Gas - mcf/mo	39,803.	0.0	0.00	7.8	628.	5,500.	5,500.	Gas - mmcf	485.3	2,101.7	2,587.1	92.276 WI	828.476	1,386.869	413.488	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34

TIME (years)

Reservoir: WOLFCAMP B

GRIZZLY 2H 2H
1391 PSL/COWDEN C
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 4249533931

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 426

Cawley, Gillespie & Associates, Inc.

Table 9 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- GRIZZLY 2H 2H PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 67.7 372.2 16.1 45.211 146.711 10.775 56.382 1.674 12.456 12-2020 44.0 242.2 10.5 29.420 95.467 7.012 56.382 1.674 12.456 12-2021 32.6 179.1 7.8 21.761 70.614 5.186 56.382 1.674 12.456 12-2022 25.9 142.5 6.2 17.311 56.173 4.126 56.382 1.674 12.456 12-2023 21.5 118.3 5.1 14.376 46.649 3.426 56.382 1.674 12.456 12-2024 18.4 101.5 4.4 12.325 39.994 2.937 56.382 1.674 12.456 12-2025 16.1 88.4 3.8 10.735 34.836 2.559 56.382 1.674 12.456 12-2026 14.3 78.5 3.4 9.531 30.929 2.272 56.382 1.674 12.456 12-2027 12.8 70.6 3.1 8.570 27.811 2.043 56.382 1.674 12.456 12-2028 11.7 64.3 2.8 7.806 25.330 1.860 56.382 1.674 12.456 12-2029 10.7 58.7 2.5 7.130 23.138 1.699 56.382 1.674 12.456 12-2030 9.8 54.0 2.3 6.559 21.283 1.563 56.382 1.674 12.456 12-2031 9.0 49.7 2.2 6.034 19.582 1.438 56.382 1.674 12.456 12-2032 8.3 45.8 2.0 5.567 18.064 1.327 56.382 1.674 12.456 12-2033 7.6 42.0 1.8 5.107 16.572 1.217 56.382 1.674 12.456 12-2034 7.0 38.7 1.7 4.699 15.247 1.120 56.382 1.674 12.456 12-2035 6.5 35.6 1.5 4.323 14.028 1.030 56.382 1.674 12.456 12-2036 6.0 32.8 1.4 3.988 12.941 .950 56.382 1.674 12.456 12-2037 5.5 30.1 1.3 3.659 11.872 .872 56.382 1.674 12.456 S Tot 335.4 1,844.9 79.9 224.111 727.241 53.413 56.382 1.674 12.456 After 46.7 256.8 11.1 31.197 101.235 7.435 56.382 1.674 12.456 Total 382.1 2,101.7 91.1 255.309 828.476 60.849 56.382 1.674 12.456 Cum 114.0 485.3 .0 Ult 496.1 2,587.1 91.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 2,549.092 245.594 134.223 0.000 0.000 2,928.909 146.215 73.223 3.696 12-2020 1,658.735 159.812 87.341 0.000 0.000 1,905.888 95.144 47.647 4.045 12-2021 1,226.906 118.207 64.603 0.000 0.000 1,409.716 70.375 35.243 4.397 12-2022 976.004 94.034 51.392 0.000 0.000 1,121.429 55.983 28.036 4.744 12-2023 810.529 78.091 42.678 0.000 0.000 931.299 46.492 23.282 5.090 12-2024 694.899 66.951 36.590 0.000 0.000 798.440 39.859 19.961 5.430 12-2025 605.280 58.316 31.871 0.000 0.000 695.467 34.719 17.387 5.783 12-2026 537.387 51.775 28.296 0.000 0.000 617.458 30.824 15.436 6.129 12-2027 483.205 46.555 25.443 0.000 0.000 555.203 27.716 13.880 6.475 12-2028 440.109 42.403 23.174 0.000 0.000 505.685 25.244 12.642 6.811 12-2029 402.015 38.732 21.168 0.000 0.000 461.915 23.059 11.548 7.167 12-2030 369.795 35.628 19.472 0.000 0.000 424.895 21.211 10.622 7.526 12-2031 340.231 32.780 17.915 0.000 0.000 390.926 19.515 9.773 7.916 12-2032 313.853 30.238 16.526 0.000 0.000 360.617 18.002 9.015 8.325 12-2033 287.939 27.742 15.161 0.000 0.000 330.842 16.516 8.271 8.800 12-2034 264.919 25.524 13.949 0.000 0.000 304.392 15.196 7.610 9.300 12-2035 243.739 23.483 12.834 0.000 0.000 280.056 13.981 7.001 9.843 12-2036 224.842 21.663 11.839 0.000 0.000 258.343 12.897 6.459 10.415 12-2037 206.277 19.874 10.862 0.000 0.000 237.013 11.832 5.925 11.078 S Tot 12,635.755 1,217.402 665.336 0.000 0.000 14,518.493 724.780 362.962 5.537 After 1,758.950 169.467 92.618 0.000 0.000 2,021.035 100.892 50.526 18.303 Total 14,394.705 1,386.869 757.954 0.000 0.000 16,539.528 825.672 413.488 7.097 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 49.830 1 0.9 0.000 0.000 233.539 .000 2,426.103 2,426.103 2,323.826 12-2020 49.830 1 0.9 0.000 0.000 151.968 .000 1,561.300 3,987.403 3,681.294 12-2021 49.830 1 0.9 0.000 0.000 112.405 .000 1,141.864 5,129.266 4,583.132 12-2022 49.830 1 0.9 0.000 0.000 89.418 .000 898.163 6,027.429 5,227.785 12-2023 49.830 1 0.9 0.000 0.000 74.258 .000 737.437 6,764.866 5,708.859 12-2024 49.830 1 0.9 0.000 0.000 63.664 .000 625.126 7,389.992 6,079.499 12-2025 49.830 1 0.9 0.000 0.000 55.454 .000 538.079 7,928.071 6,369.463 12-2026 49.830 1 0.9 0.000 0.000 49.234 .000 472.134 8,400.205 6,600.749 12-2027 49.830 1 0.9 0.000 0.000 44.270 .000 419.508 8,819.713 6,787.567 12-2028 49.830 1 0.9 0.000 0.000 40.321 .000 377.648 9,197.361 6,940.436 12-2029 49.830 1 0.9 0.000 0.000 36.831 .000 340.647 9,538.008 7,065.775 12-2030 49.830 1 0.9 0.000 0.000 33.879 .000 309.352 9,847.361 7,169.258 12-2031 49.830 1 0.9 0.000 0.000 31.171 .000 280.637 10,127.997 7,254.607 12-2032 49.830 1 0.9 0.000 0.000 28.754 .000 255.016 10,383.013 7,325.110 12-2033 49.830 1 0.9 0.000 0.000 26.380 .000 229.845 10,612.858 7,382.874 12-2034 49.830 1 0.9 0.000 0.000 24.271 .000 207.486 10,820.344 7,430.282 12-2035 49.830 1 0.9 0.000 0.000 22.331 .000 186.914 11,007.258 7,469.110 12-2036 49.830 1 0.9 0.000 0.000 20.599 .000 168.559 11,175.818 7,500.941 12-2037 49.830 1 0.9 0.000 0.000 18.898 .000 150.527 11,326.345 7,526.780 S Tot 946.761 0.000 0.000 1,157.644 .000 11,326.345 11,326.345 7,526.780 After 807.120 0.000 0.000 161.149 .000 901.347 12,227.693 7,625.713 Total 1,753.882 0.000 0.000 1,318.793 .000 12,227.693 12,227.693 7,625.713 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 9,281.146 Oil Rate 7,436. 113. bbls/mo 50.5% 1.00 0.0% 4,499. 4,138. $/w/mo Expense 92.2769 92.2769 8.00 8,191.143 Gas Rate 40,901. 623. Mcf/mo 0.0% 0.00 0.0% 10.00 7,625.713 GOR 5,500. 5,500. scf/bbl Revenue 12.00 7,152.470 NGL Rate 1,756. 25. bbls/mo Oil 66.8118 66.8118 NGL Yield 42.9 40.1 bbl/MMcf Gas 66.8118 66.8118 15.00 6,570.916 Gas Shrinkage 42.6 41.0% ______________________________ ______________________ 20.00 5,836.699 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 11.4% 12 Months in first year 35.201 Year Life (03/2054) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 426 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 9

Figure 10

IMPETRO OPERATING LLC -- HALEY, J. 605 605

EVETTS (SILURIAN) FIELD

Winkler COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q i	Dei	n	Def	Qab	YIELD - bbls/mmcf			12/2018 Cumulatives	14.10 Year Life (02/2033) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final	Oil - mbbls	0.5	0.0	0.5	36.378	NI	.000	.000	318.244	160.234	3,633.937	2,163.503
Gas - mcf/mo	62,577.	5.0	0.00	5.1	30,515.	0.0	0.0	Gas - mmcf	14,536.7	7,555.8	22,092.5	49.833	WI	2,721.201	4,217.861	105.447	0.000		


GAS (mcf/mo) Δ
OIL (bbls/mo) ∇
10,000.
100.
1,000.
10.
100.
1.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : SILURIAN

♦ ⊗ ✻ -- Annual Averages Perfs: 17434. - 18214. Status:
First Production 00/ 0 First Data 03/2000 Last Data 09/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495327610100

Cawley, Gillespie & Associates, Inc.

HALEY, J. 605 605
1731 PSL/OATES W
TX GAS 334244

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 522

Table 10

Reserve Estimates and Economic Forecasts as of December 31, 2018
Lilis Energy, Inc. Interests
Proved Developed Producing Reserves
IMPETRO OPERATING LLC -- HALEY, J. 605 605
EVETTS \(SILURIAN\) FIELD -- Winkler COUNTY, TEXAS

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MBBLS	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/BBL
12-2019	.0	733.1	.0	.000	264.023	.000	.000	1.550	.000
12-2020	.0	698.3	.0	.000	251.501	.000	.000	1.550	.000
12-2021	.0	661.6	.0	.000	238.264	.000	.000	1.550	.000
12-2022	.0	628.5	.0	.000	226.359	.000	.000	1.550	.000
12-2023	.0	597.1	.0	.000	215.049	.000	.000	1.550	.000
12-2024	.0	568.8	.0	.000	204.849	.000	.000	1.550	.000
12-2025	.0	538.9	.0	.000	194.068	.000	.000	1.550	.000
12-2026	.0	511.9	.0	.000	184.371	.000	.000	1.550	.000
12-2027	.0	486.4	.0	.000	175.159	.000	.000	1.550	.000
12-2028	.0	463.3	.0	.000	166.851	.000	.000	1.550	.000
12-2029	.0	438.9	.0	.000	158.069	.000	.000	1.550	.000
12-2030	.0	417.0	.0	.000	150.171	.000	.000	1.550	.000
12-2031	.0	396.1	.0	.000	142.668	.000	.000	1.550	.000
12-2032	.0	377.3	.0	.000	135.901	.000	.000	1.550	.000
02-2033	.0	38.6	.0	.000	13.898	.000	.000	1.550	.000
12-2034									
12-2035									
12-2036									
12-2037									
S Tot	.0	7,555.8	.0	.000	2,721.201	.000	.000	1.550	.000
After	.0	.0	.0	.000	.000	.000	.000	.000	.000
Total	.0	7,555.8	.0	.000	2,721.201	.000	.000	1.550	.000
Cum	.5	14,536.7	.0						
Ult	.5	22,092.5	.0						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Hedge Revenue M$	(16) Other Revenue M$	(17) Total Revenue M$	(18) Production Taxes M$	(19) Ad Valorem Taxes M$	(20) $/BOE6
12-2019	.000	409.236	.000	0.000	0.000	409.236	30.878	10.231	.258
12-2020	.000	389.826	.000	0.000	0.000	389.826	29.413	9.746	.271
12-2021	.000	369.310	.000	0.000	0.000	369.310	27.865	9.233	.286
12-2022	.000	350.857	.000	0.000	0.000	350.857	26.473	8.771	.301
12-2023	.000	333.326	.000	0.000	0.000	333.326	25.150	8.333	.317
12-2024	.000	317.516	.000	0.000	0.000	317.516	23.957	7.938	.333
12-2025	.000	300.805	.000	0.000	0.000	300.805	22.696	7.520	.351
12-2026	.000	285.775	.000	0.000	0.000	285.775	21.562	7.144	.370
12-2027	.000	271.496	.000	0.000	0.000	271.496	20.485	6.787	.389
12-2028	.000	258.619	.000	0.000	0.000	258.619	19.513	6.465	.409
12-2029	.000	245.008	.000	0.000	0.000	245.008	18.486	6.125	.431
12-2030	.000	232.765	.000	0.000	0.000	232.765	17.563	5.819	.454
12-2031	.000	221.135	.000	0.000	0.000	221.135	16.685	5.528	.478
12-2032	.000	210.647	.000	0.000	0.000	210.647	15.894	5.266	.502
02-2033	.000	21.541	.000	0.000	0.000	21.541	1.625	.539	.503
12-2034									
12-2035									
12-2036									
12-2037									
S Tot	.000	4,217.861	.000	0.000	0.000	4,217.861	318.244	105.447	.353
After	.000	.000	.000	0.000	0.000	.000	.000	.000	.000
Total	.000	4,217.861	.000	0.000	0.000	4,217.861	318.244	105.447	.353

(21) End Mo-Year	(22) Operating Expense M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Workover Expense M$	(26) 3rd Party COPAS M$	(27) Other Deductions M$	(28) Investment M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10. % M$
12-2019	11.362	1	0.5	0.000	0.000	0.000	.000	356.766	356.766	340.415
12-2020	11.362	1	0.5	0.000	0.000	0.000	.000	339.305	696.071	634.717
12-2021	11.362	1	0.5	0.000	0.000	0.000	.000	320.850	1,016.921	887.697
12-2022	11.362	1	0.5	0.000	0.000	0.000	.000	304.250	1,321.172	1,105.794
12-2023	11.362	1	0.5	0.000	0.000	0.000	.000	288.480	1,609.652	1,293.800
12-2024	11.362	1	0.5	0.000	0.000	0.000	.000	274.259	1,883.911	1,456.278
12-2025	11.362	1	0.5	0.000	0.000	0.000	.000	259.227	2,143.138	1,595.881
12-2026	11.362	1	0.5	0.000	0.000	0.000	.000	245.706	2,388.844	1,716.181
12-2027	11.362	1	0.5	0.000	0.000	0.000	.000	232.861	2,621.705	1,819.834
12-2028	11.362	1	0.5	0.000	0.000	0.000	.000	221.278	2,842.983	1,909.371
12-2029	11.362	1	0.5	0.000	0.000	0.000	.000	209.034	3,052.018	1,986.259
12-2030	11.362	1	0.5	0.000	0.000	0.000	.000	198.022	3,250.039	2,052.480
12-2031	11.362	1	0.5	0.000	0.000	0.000	.000	187.560	3,437.599	2,109.503
12-2032	11.362	1	0.5	0.000	0.000	0.000	.000	178.125	3,615.724	2,158.732
02-2033	1.165	1	0.5	0.000	0.000	0.000	.000	18.213	3,633.937	2,163.503
12-2034										
12-2035										
12-2036										
12-2037										
S Tot	160.234			0.000	0.000	0.000	.000	3,633.937	3,633.937	2,163.503
After	.000			0.000	0.000	0.000	.000	.000	3,633.937	2,163.503
Total	160.234			0.000	0.000	0.000	.000	3,633.937	3,633.937	2,163.503

Evaluation Parameters (Gross)

	Initial	Final	Units	Dei	n	Def
Gas Rate	62,704.	30,416.	Mcf/mo	5.0%	0.00	0.0%
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%
NGL Rate	0.	0.	bbls/mo			
Cond Yield	0.0	0.0	bbl/MMcf			
NGL Yield	0.0	0.0	bbl/MMcf			
Gas Shrinkage	1.2	0.7	%			
Oil Severance	0.0	0.0	%			
Gas Severance	7.5	7.5	%			
NGL Severance	0.0	0.0	%			
Ad Valorem	43.4		%			

Expenses (Gross)

Initial	Final	Units
1,898.	1,898.	$/w/mo

Percent Interests

	Initial	Final
Expense	49.8337	49.8337
Revenue		
Oil	36.3786	36.3786
Gas	36.3786	36.3786

Percent	Cum. Disc.
5.00	2,739.754
8.00	2,365.998
10.00	2,163.503
12.00	1,990.296
15.00	1,774.186
20.00	1,499.873

12 Months in first year   14.105 Year Life (02/2033)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.
ASN 522   DEFAULT 1/16/2019 12:12:35
GAS PDP
Table 10
Cawley, Gillespie & Associates, Inc.

Figure 11

LILIS ENERGY, INC. -- HIPPO 1H 1H
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	27.64 Year Life (08/2046) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	3,549.	39.7	1.10	8.0	151.			Oil - mbbls	163.6	232.5	396.2	73.468 NI	170.846	9,968.565	638.894	3,630.675	7,770.369	4,918.700
Gas - mcf/mo	16,325.	0.0	0.00	8.0	695.	4,600.	4,600.	Gas - mmcf	483.0	1,069.7	1,552.7	100.000 WI	636.571	1,184.021	308.716	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP B

HIPPO 1H 1H
1392 PSL/COWDEN C
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 12310. - 16415. Status:
First Production 00/ 0 First Data 03/2017 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495320420000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 224

Table 11 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- HIPPO 1H 1H PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 35.3 162.2 15.1 25.900 96.503 11.063 58.348 1.860 16.390 12-2020 25.2 116.1 10.8 18.550 69.119 7.924 58.348 1.860 16.390 12-2021 19.7 90.8 8.4 14.494 54.006 6.191 58.348 1.860 16.390 12-2022 16.3 74.9 7.0 11.968 44.592 5.112 58.348 1.860 16.390 12-2023 13.9 64.0 5.9 10.219 38.076 4.365 58.348 1.860 16.390 12-2024 12.2 56.1 5.2 8.956 33.371 3.826 58.348 1.860 16.390 12-2025 10.8 49.7 4.6 7.944 29.600 3.393 58.348 1.860 16.390 12-2026 9.7 44.8 4.2 7.162 26.686 3.059 58.348 1.860 16.390 12-2027 8.9 40.9 3.8 6.526 24.316 2.788 58.348 1.860 16.390 12-2028 8.2 37.6 3.5 6.009 22.389 2.567 58.348 1.860 16.390 12-2029 7.5 34.5 3.2 5.513 20.540 2.355 58.348 1.860 16.390 12-2030 6.9 31.8 2.9 5.072 18.898 2.166 58.348 1.860 16.390 12-2031 6.4 29.2 2.7 4.666 17.387 1.993 58.348 1.860 16.390 12-2032 5.9 27.0 2.5 4.305 16.039 1.839 58.348 1.860 16.390 12-2033 5.4 24.7 2.3 3.949 14.715 1.687 58.348 1.860 16.390 12-2034 4.9 22.8 2.1 3.634 13.539 1.552 58.348 1.860 16.390 12-2035 4.6 20.9 1.9 3.343 12.456 1.428 58.348 1.860 16.390 12-2036 4.2 19.3 1.8 3.084 11.490 1.317 58.348 1.860 16.390 12-2037 3.9 17.7 1.6 2.829 10.542 1.208 58.348 1.860 16.390 S Tot 209.8 965.0 89.6 154.123 574.264 65.833 58.348 1.860 16.390 After 22.8 104.7 9.7 16.722 62.306 7.143 58.348 1.860 16.390 Total 232.5 1,069.7 99.3 170.846 636.571 72.975 58.348 1.860 16.390 Cum 163.6 483.0 .0 Ult 396.2 1,552.7 99.3 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,511.218 179.496 181.322 0.000 0.000 1,872.035 96.855 46.801 6.236 12-2020 1,082.385 128.561 129.869 0.000 0.000 1,340.814 69.371 33.520 6.851 12-2021 845.716 100.450 101.472 0.000 0.000 1,047.639 54.203 26.191 7.459 12-2022 698.294 82.940 83.784 0.000 0.000 865.019 44.754 21.625 8.045 12-2023 596.261 70.821 71.542 0.000 0.000 738.624 38.215 18.466 8.620 12-2024 522.591 62.071 62.702 0.000 0.000 647.364 33.493 16.184 9.176 12-2025 463.527 55.056 55.616 0.000 0.000 574.199 29.708 14.355 9.748 12-2026 417.897 49.636 50.141 0.000 0.000 517.674 26.783 12.942 10.302 12-2027 380.785 45.228 45.688 0.000 0.000 471.701 24.405 11.793 10.850 12-2028 350.607 41.644 42.067 0.000 0.000 434.318 22.471 10.858 11.380 12-2029 321.658 38.205 38.594 0.000 0.000 398.456 20.615 9.961 11.983 12-2030 295.942 35.151 35.508 0.000 0.000 366.601 18.967 9.165 12.618 12-2031 272.282 32.340 32.669 0.000 0.000 337.292 17.451 8.432 13.308 12-2032 251.172 29.833 30.137 0.000 0.000 311.142 16.098 7.779 14.033 12-2033 230.433 27.370 27.648 0.000 0.000 285.451 14.769 7.136 14.874 12-2034 212.011 25.182 25.438 0.000 0.000 262.630 13.588 6.566 15.760 12-2035 195.061 23.168 23.404 0.000 0.000 241.634 12.502 6.041 16.722 12-2036 179.938 21.372 21.590 0.000 0.000 222.900 11.532 5.572 17.734 12-2037 165.081 19.608 19.807 0.000 0.000 204.495 10.580 5.112 18.909 S Tot 8,992.858 1,068.131 1,078.999 0.000 0.000 11,139.988 576.360 278.500 9.644 After 975.707 115.890 117.069 0.000 0.000 1,208.666 62.534 30.217 25.470 Total 9,968.565 1,184.021 1,196.068 0.000 0.000 12,348.654 638.894 308.716 11.193 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 76.428 1 1.0 0.000 0.000 230.203 .000 1,421.748 1,421.748 1,360.541 12-2020 76.428 1 1.0 0.000 0.000 164.879 .000 996.616 2,418.365 2,226.654 12-2021 76.428 1 1.0 0.000 0.000 128.827 .000 761.990 3,180.355 2,828.305 12-2022 76.428 1 1.0 0.000 0.000 106.371 .000 615.840 3,796.195 3,270.241 12-2023 76.428 1 1.0 0.000 0.000 90.828 .000 514.688 4,310.882 3,605.959 12-2024 76.428 1 1.0 0.000 0.000 79.606 .000 441.653 4,752.535 3,867.794 12-2025 76.428 1 1.0 0.000 0.000 70.609 .000 383.099 5,135.635 4,074.226 12-2026 76.428 1 1.0 0.000 0.000 63.658 .000 337.863 5,473.497 4,239.727 12-2027 76.428 1 1.0 0.000 0.000 58.005 .000 301.071 5,774.568 4,373.797 12-2028 76.428 1 1.0 0.000 0.000 53.408 .000 271.153 6,045.722 4,483.558 12-2029 76.428 1 1.0 0.000 0.000 48.998 .000 242.454 6,288.176 4,572.774 12-2030 76.428 1 1.0 0.000 0.000 45.081 .000 216.960 6,505.136 4,645.356 12-2031 76.428 1 1.0 0.000 0.000 41.477 .000 193.504 6,698.640 4,704.212 12-2032 76.428 1 1.0 0.000 0.000 38.261 .000 172.576 6,871.216 4,751.930 12-2033 76.428 1 1.0 0.000 0.000 35.102 .000 152.017 7,023.233 4,790.139 12-2034 76.428 1 1.0 0.000 0.000 32.295 .000 133.753 7,156.986 4,820.704 12-2035 76.428 1 1.0 0.000 0.000 29.713 .000 116.950 7,273.936 4,845.003 12-2036 76.428 1 1.0 0.000 0.000 27.410 .000 101.957 7,375.893 4,864.261 12-2037 76.428 1 1.0 0.000 0.000 25.147 .000 87.228 7,463.121 4,879.238 S Tot 1,452.132 0.000 0.000 1,369.875 .000 7,463.121 7,463.121 4,879.238 After 660.039 0.000 0.000 148.629 .000 307.248 7,770.369 4,918.700 Total 2,112.171 0.000 0.000 1,518.504 .000 7,770.369 7,770.369 4,918.700 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 5,986.396 Oil Rate 3,619. 149. bbls/mo 39.8% 1.10 0.0% 6,369. 6,369. $/w/mo Expense 100.0000 100.0000 8.00 5,288.389 Gas Rate 16,650. 689. Mcf/mo 0.0% 0.00 0.0% 10.00 4,918.700 GOR 4,600. 4,600. scf/bbl Revenue 12.00 4,605.765 NGL Rate 1,543. 65. bbls/mo Oil 73.4685 73.4685 NGL Yield 92.7 95.4 bbl/MMcf Gas 73.4685 73.4685 15.00 4,217.544 Gas Shrinkage 20.6 18.4% ______________________________ ______________________ 20.00 3,723.367 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 20.4% 12 Months in first year 27.644 Year Life (08/2046) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 224 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 11

Figure 12
LILIS ENERGY, INC. -- HIPPO 2H 2H
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	25.91 Year Life (11/2044) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	7,235.	63.7	1.20	8.0	234.	Initial	Final	Oil - mbbls	118.0	332.2	450.2	59.497	NI	197.655	10,884.947	663.783	3,277.702	8,765.423	5,867.911
Gas - mcf/mo	29,665.	0.0	0.00	8.0	957.	4,100.	4,100.	Gas - mmcf	290.6	1,362.1	1,652.7	85.403	WI	551.063	1,059.142	325.818	0.000		



OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP B

HIPPO 2H 2H
1392 PSL/COWDEN C
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 04/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495339970000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 432

Table 12 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- HIPPO 2H 2H PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 63.3 259.4 20.4 37.644 104.953 12.164 55.070 1.922 17.046 12-2020 38.6 158.3 12.5 22.974 64.052 7.423 55.070 1.922 17.046 12-2021 28.4 116.4 9.2 16.890 47.090 5.458 55.070 1.922 17.046 12-2022 22.7 93.3 7.4 13.534 37.733 4.373 55.070 1.922 17.046 12-2023 19.1 78.3 6.2 11.367 31.691 3.673 55.070 1.922 17.046 12-2024 16.6 68.0 5.4 9.867 27.509 3.188 55.070 1.922 17.046 12-2025 14.6 60.0 4.7 8.702 24.262 2.812 55.070 1.922 17.046 12-2026 13.1 53.9 4.2 7.820 21.803 2.527 55.070 1.922 17.046 12-2027 12.0 49.0 3.9 7.114 19.833 2.299 55.070 1.922 17.046 12-2028 11.0 45.1 3.6 6.546 18.251 2.115 55.070 1.922 17.046 12-2029 10.1 41.4 3.3 6.006 16.744 1.941 55.070 1.922 17.046 12-2030 9.3 38.1 3.0 5.526 15.406 1.785 55.070 1.922 17.046 12-2031 8.5 35.0 2.8 5.084 14.174 1.643 55.070 1.922 17.046 12-2032 7.9 32.3 2.5 4.690 13.075 1.515 55.070 1.922 17.046 12-2033 7.2 29.6 2.3 4.303 11.996 1.390 55.070 1.922 17.046 12-2034 6.7 27.3 2.1 3.959 11.037 1.279 55.070 1.922 17.046 12-2035 6.1 25.1 2.0 3.642 10.154 1.177 55.070 1.922 17.046 12-2036 5.6 23.2 1.8 3.360 9.367 1.086 55.070 1.922 17.046 12-2037 5.2 21.2 1.7 3.082 8.594 .996 55.070 1.922 17.046 S Tot 306.1 1,254.9 98.9 182.110 507.724 58.843 55.070 1.922 17.046 After 26.1 107.1 8.4 15.545 43.338 5.023 55.070 1.922 17.046 Total 332.2 1,362.1 107.3 197.655 551.063 63.866 55.070 1.922 17.046 Cum 118.0 290.6 .0 Ult 450.2 1,652.7 107.3 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 2,073.093 201.719 207.336 0.000 0.000 2,482.148 126.421 62.054 4.016 12-2020 1,265.203 123.109 126.537 0.000 0.000 1,514.848 77.154 37.871 4.971 12-2021 930.150 90.507 93.027 0.000 0.000 1,113.684 56.722 27.842 5.853 12-2022 745.333 72.523 74.543 0.000 0.000 892.399 45.452 22.310 6.680 12-2023 625.983 60.910 62.607 0.000 0.000 749.500 38.174 18.738 7.473 12-2024 543.382 52.873 54.345 0.000 0.000 650.600 33.136 16.265 8.226 12-2025 479.243 46.632 47.931 0.000 0.000 573.806 29.225 14.345 8.989 12-2026 430.667 41.905 43.072 0.000 0.000 515.644 26.263 12.891 9.719 12-2027 391.759 38.119 39.181 0.000 0.000 469.059 23.890 11.726 10.434 12-2028 360.514 35.079 36.056 0.000 0.000 431.649 21.985 10.791 11.120 12-2029 330.745 32.183 33.079 0.000 0.000 396.006 20.169 9.900 11.894 12-2030 304.303 29.610 30.434 0.000 0.000 364.346 18.557 9.109 12.709 12-2031 279.974 27.242 28.001 0.000 0.000 335.218 17.073 8.380 13.594 12-2032 258.268 25.130 25.830 0.000 0.000 309.228 15.750 7.731 14.525 12-2033 236.943 23.055 23.697 0.000 0.000 283.696 14.449 7.092 15.605 12-2034 218.000 21.212 21.803 0.000 0.000 261.015 13.294 6.525 16.742 12-2035 200.572 19.516 20.060 0.000 0.000 240.148 12.231 6.004 17.978 12-2036 185.021 18.003 18.505 0.000 0.000 221.529 11.283 5.538 19.277 12-2037 169.744 16.517 16.977 0.000 0.000 203.238 10.351 5.081 20.785 S Tot 10,028.897 975.846 1,003.020 0.000 0.000 12,007.763 611.579 300.194 8.394 After 856.050 83.297 85.616 0.000 0.000 1,024.963 52.203 25.624 27.571 Total 10,884.947 1,059.142 1,088.637 0.000 0.000 13,032.726 663.783 325.818 9.902 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 94.286 1 0.8 0.000 0.000 158.865 .000 2,040.523 2,040.523 1,956.734 12-2020 94.286 1 0.8 0.000 0.000 96.955 .000 1,208.582 3,249.106 3,007.827 12-2021 94.286 1 0.8 0.000 0.000 71.279 .000 863.555 4,112.661 3,689.918 12-2022 94.286 1 0.8 0.000 0.000 57.116 .000 673.235 4,785.896 4,173.143 12-2023 94.286 1 0.8 0.000 0.000 47.970 .000 550.333 5,336.230 4,532.160 12-2024 94.286 1 0.8 0.000 0.000 41.640 .000 465.273 5,801.502 4,808.025 12-2025 94.286 1 0.8 0.000 0.000 36.725 .000 399.225 6,200.727 5,023.160 12-2026 94.286 1 0.8 0.000 0.000 33.003 .000 349.202 6,549.929 5,194.224 12-2027 94.286 1 0.8 0.000 0.000 30.021 .000 309.136 6,859.065 5,331.890 12-2028 94.286 1 0.8 0.000 0.000 27.627 .000 276.961 7,136.026 5,444.006 12-2029 94.286 1 0.8 0.000 0.000 25.346 .000 246.305 7,382.332 5,534.641 12-2030 94.286 1 0.8 0.000 0.000 23.319 .000 219.076 7,601.408 5,607.934 12-2031 94.286 1 0.8 0.000 0.000 21.455 .000 194.024 7,795.431 5,666.950 12-2032 94.286 1 0.8 0.000 0.000 19.792 .000 171.671 7,967.102 5,714.421 12-2033 94.286 1 0.8 0.000 0.000 18.157 .000 149.711 8,116.813 5,752.053 12-2034 94.286 1 0.8 0.000 0.000 16.706 .000 130.204 8,247.018 5,781.809 12-2035 94.286 1 0.8 0.000 0.000 15.370 .000 112.257 8,359.275 5,805.134 12-2036 94.286 1 0.8 0.000 0.000 14.179 .000 96.244 8,455.518 5,823.316 12-2037 94.286 1 0.8 0.000 0.000 13.008 .000 80.512 8,536.031 5,837.142 S Tot 1,791.427 0.000 0.000 768.532 .000 8,536.031 8,536.031 5,837.142 After 652.142 0.000 0.000 65.601 .000 229.392 8,765.423 5,867.911 Total 2,443.569 0.000 0.000 834.133 .000 8,765.423 8,765.423 5,867.911 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 6,973.219 Oil Rate 7,519. 232. bbls/mo 63.7% 1.20 0.0% 9,199. 9,199. $/w/mo Expense 85.4037 85.4037 8.00 6,253.833 Gas Rate 30,831. 954. Mcf/mo 0.0% 0.00 0.0% 10.00 5,867.911 GOR 4,100. 4,100. scf/bbl Revenue 12.00 5,538.324 NGL Rate 2,381. 74. bbls/mo Oil 59.4972 59.4972 NGL Yield 77.2 77.9 bbl/MMcf Gas 59.4972 59.4972 15.00 5,125.435 Gas Shrinkage 34.6 32.0% ______________________________ ______________________ 20.00 4,592.799 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 22.6% 12 Months in first year 25.916 Year Life (11/2044) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 432 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 12

Figure 13
LILIS ENERGY, INC. -- HOWELL 1H 1H
PHANTOM (WOLFCAMP XY) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			12/2018 Cumulatives	23.49 Year Life (06/2042) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	4,520.	81.1	1.20	8.0	124.	Initial	Final	Oil - mbbls	21.7	151.9	173.6	75.000 NI	113.918	6,572.239	705.749	2,976.089	7,946.056	5,528.163
Gas - mcf/mo	85,881.	0.0	0.00	8.0	2,359.	19,000.	19,000.	Gas - mmcf	231.5	2,885.9	3,117.4	100.000 WI	1,378.734	2,564.446	298.151	0.000		



OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
1,000.
100,000.
100.
10,000.
10.
1,000.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP XY

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 02/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495339640000

Cawley, Gillespie & Associates, Inc.

HOWELL 1H 1H
614 PSL/MORELAND
TX OIL

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 476

Table 13 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- HOWELL 1H 1H PHANTOM (WOLFCAMP XY) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 34.9 663.2 54.3 26.181 145.148 40.742 57.693 1.860 15.734 12-2020 18.6 353.0 28.9 13.933 195.892 21.682 57.693 1.860 15.734 12-2021 13.1 248.7 20.4 9.817 138.021 15.276 57.693 1.860 15.734 12-2022 10.3 195.1 16.0 7.701 108.276 11.984 57.693 1.860 15.734 12-2023 8.5 161.8 13.2 6.386 89.781 9.937 57.693 1.860 15.734 12-2024 7.3 139.2 11.4 5.496 77.268 8.552 57.693 1.860 15.734 12-2025 6.4 122.0 10.0 4.817 67.729 7.496 57.693 1.860 15.734 12-2026 5.7 109.2 8.9 4.309 60.582 6.705 57.693 1.860 15.734 12-2027 5.2 98.9 8.1 3.905 54.910 6.078 57.693 1.860 15.734 12-2028 4.8 90.8 7.4 3.586 50.413 5.580 57.693 1.860 15.734 12-2029 4.4 83.3 6.8 3.289 46.242 5.118 57.693 1.860 15.734 12-2030 4.0 76.7 6.3 3.026 42.545 4.709 57.693 1.860 15.734 12-2031 3.7 70.5 5.8 2.784 39.144 4.333 57.693 1.860 15.734 12-2032 3.4 65.1 5.3 2.568 36.109 3.997 57.693 1.860 15.734 12-2033 3.1 59.7 4.9 2.356 33.128 3.667 57.693 1.860 15.734 12-2034 2.9 54.9 4.5 2.168 30.479 3.374 57.693 1.860 15.734 12-2035 2.7 50.5 4.1 1.994 28.043 3.104 57.693 1.860 15.734 12-2036 2.5 46.6 3.8 1.840 25.868 2.863 57.693 1.860 15.734 12-2037 2.3 42.8 3.5 1.688 23.732 2.627 57.693 1.860 15.734 S Tot 143.8 2,732.0 223.8 107.842 1,293.313 167.823 57.693 1.860 15.734 After 8.1 153.9 12.6 6.075 85.421 9.455 57.693 1.860 15.734 Total 151.9 2,885.9 236.4 113.918 1,378.734 177.278 57.693 1.860 15.734 Cum 21.7 231.5 .0 Ult 173.6 3,117.4 236.4 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,510.430 269.975 641.050 0.000 0.000 2,421.455 138.121 60.536 2.855 12-2020 803.810 364.359 341.149 0.000 0.000 1,509.318 90.139 37.733 2.739 12-2021 566.346 256.719 240.366 0.000 0.000 1,063.432 63.510 26.586 3.468 12-2022 444.292 201.393 188.564 0.000 0.000 834.250 49.823 20.856 4.147 12-2023 368.403 166.994 156.356 0.000 0.000 691.753 41.312 17.294 4.796 12-2024 317.056 143.718 134.563 0.000 0.000 595.337 35.554 14.883 5.411 12-2025 277.914 125.976 117.951 0.000 0.000 521.840 31.165 13.046 6.032 12-2026 248.590 112.683 105.505 0.000 0.000 466.778 27.877 11.669 6.626 12-2027 225.315 102.133 95.627 0.000 0.000 423.076 25.267 10.577 7.207 12-2028 206.862 93.769 87.795 0.000 0.000 388.426 23.197 9.711 7.761 12-2029 189.748 86.011 80.532 0.000 0.000 356.291 21.278 8.907 8.371 12-2030 174.578 79.135 74.094 0.000 0.000 327.806 19.577 8.195 9.012 12-2031 160.621 72.808 68.170 0.000 0.000 301.599 18.012 7.540 9.708 12-2032 148.168 67.163 62.885 0.000 0.000 278.216 16.615 6.955 10.440 12-2033 135.934 61.618 57.693 0.000 0.000 255.244 15.244 6.381 11.290 12-2034 125.066 56.691 53.080 0.000 0.000 234.838 14.025 5.871 12.184 12-2035 115.068 52.159 48.837 0.000 0.000 216.063 12.904 5.402 13.156 12-2036 106.146 48.115 45.050 0.000 0.000 199.312 11.903 4.983 14.178 12-2037 97.382 44.142 41.331 0.000 0.000 182.855 10.920 4.571 15.364 S Tot 6,221.728 2,405.562 2,640.598 0.000 0.000 11,267.889 666.443 281.697 5.723 After 350.511 158.883 148.762 0.000 0.000 658.156 39.306 16.454 18.933 Total 6,572.239 2,564.446 2,789.361 0.000 0.000 11,926.045 705.749 298.151 6.485 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 105.600 1 1.0 0.000 0.000 113.798 .000 2,003.399 2,003.399 1,918.222 12-2020 105.600 1 1.0 0.000 0.000 60.560 .000 1,215.286 3,218.686 2,975.721 12-2021 105.600 1 1.0 0.000 0.000 42.669 .000 825.067 4,043.752 3,627.592 12-2022 105.600 1 1.0 0.000 0.000 33.474 .000 624.497 4,668.250 4,075.917 12-2023 105.600 1 1.0 0.000 0.000 27.756 .000 499.790 5,168.040 4,402.007 12-2024 105.600 1 1.0 0.000 0.000 23.887 .000 415.412 5,583.452 4,648.337 12-2025 105.600 1 1.0 0.000 0.000 20.938 .000 351.091 5,934.543 4,837.553 12-2026 105.600 1 1.0 0.000 0.000 18.729 .000 302.903 6,237.446 4,985.949 12-2027 105.600 1 1.0 0.000 0.000 16.976 .000 264.656 6,502.102 5,103.817 12-2028 105.600 1 1.0 0.000 0.000 15.585 .000 234.332 6,736.435 5,198.683 12-2029 105.600 1 1.0 0.000 0.000 14.296 .000 206.209 6,942.644 5,274.568 12-2030 105.600 1 1.0 0.000 0.000 13.153 .000 181.281 7,123.925 5,335.221 12-2031 105.600 1 1.0 0.000 0.000 12.101 .000 158.346 7,282.270 5,383.389 12-2032 105.600 1 1.0 0.000 0.000 11.163 .000 137.882 7,420.152 5,421.520 12-2033 105.600 1 1.0 0.000 0.000 10.241 .000 117.778 7,537.930 5,451.129 12-2034 105.600 1 1.0 0.000 0.000 9.423 .000 99.920 7,637.850 5,473.967 12-2035 105.600 1 1.0 0.000 0.000 8.669 .000 83.489 7,721.338 5,491.318 12-2036 105.600 1 1.0 0.000 0.000 7.997 .000 68.829 7,790.167 5,504.325 12-2037 105.600 1 1.0 0.000 0.000 7.337 .000 54.426 7,844.593 5,513.674 S Tot 2,006.400 0.000 0.000 468.755 .000 7,844.593 7,844.593 5,513.674 After 474.526 0.000 0.000 26.408 .000 101.462 7,946.056 5,528.163 Total 2,480.926 0.000 0.000 495.163 .000 7,946.056 7,946.056 5,528.163 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 6,472.771 Oil Rate 4,808. 123. bbls/mo 81.2% 1.20 0.0% 5,800. 5,716. $/w/mo Expense 100.0000 100.0000 8.00 5,861.455 Gas Rate 91,362. 2,349. Mcf/mo 0.0% 0.00 0.0% 3,000. 2,956. $/mo 10.00 5,528.163 GOR 19,000. 19,000. scf/bbl Revenue 12.00 5,240.394 NGL Rate 7,164. 190. bbls/mo Oil 75.0000 75.0000 NGL Yield 78.4 81.0 bbl/MMcf Gas 75.0000 75.0000 15.00 4,875.663 Gas Shrinkage 100.0 25.8% ______________________________ ______________________ 20.00 4,397.937 Oil Severance 4.6 4.6 % Gas Severance 0.0 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 24.9% 12 Months in first year 23.499 Year Life (06/2042) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 476 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 13

Figure 14

IMPETRO OPERATING LLC -- KUDU 1H 1H

PHANTOM (WOLFCAMP) FIELD

Winkler COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	21.55 Year Life (07/2040) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	2,470.	66.8	1.20	8.0	108.			Oil - mbbls	104.4	103.3	207.6	61.630 NI	63.637	3,754.824	232.237	1,365.405	2,828.277	2,009.406
Gas - mcf/mo	13,639.	81.9	1.20	8.0	434.	5,520.	4,010.	Gas - mmcf	538.1	442.3	980.5	79.314 WI	220.814	417.559	113.485	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
1,000.
10,000.
100.
1,000.
10.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : WOLFCAMP A

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 08/2015 Last Data 08/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495317050100

Cawley, Gillespie & Associates, Inc.

KUDU 1H 1H
1396 PSL/COWDEN C
TX OIL 4120495

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 28

Table 14 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- KUDU 1H 1H PHANTOM \(WOLFCAMP\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 21.2 104.6 9.3 13.056 52.220 5.756 59.004 1.891 15.079 12-2020 12.6 55.3 4.9 7.789 27.594 3.042 59.004 1.891 15.079 12-2021 9.2 38.9 3.5 5.681 19.405 2.139 59.004 1.891 15.079 12-2022 7.4 30.5 2.7 4.533 15.209 1.677 59.004 1.891 15.079 12-2023 6.2 25.2 2.3 3.798 12.605 1.389 59.004 1.891 15.079 12-2024 5.3 21.7 1.9 3.291 10.844 1.195 59.004 1.891 15.079 12-2025 4.7 19.0 1.7 2.899 9.503 1.047 59.004 1.891 15.079 12-2026 4.2 17.0 1.5 2.603 8.499 .937 59.004 1.891 15.079 12-2027 3.8 15.4 1.4 2.366 7.702 .849 59.004 1.891 15.079 12-2028 3.5 14.2 1.3 2.176 7.070 .779 59.004 1.891 15.079 12-2029 3.2 13.0 1.2 1.997 6.485 .715 59.004 1.891 15.079 12-2030 3.0 12.0 1.1 1.837 5.967 .658 59.004 1.891 15.079 12-2031 2.7 11.0 1.0 1.690 5.490 .605 59.004 1.891 15.079 12-2032 2.5 10.1 .9 1.559 5.064 .558 59.004 1.891 15.079 12-2033 2.3 9.3 .8 1.430 4.646 .512 59.004 1.891 15.079 12-2034 2.1 8.6 .8 1.316 4.275 .471 59.004 1.891 15.079 12-2035 2.0 7.9 .7 1.211 3.933 .434 59.004 1.891 15.079 12-2036 1.8 7.3 .6 1.117 3.628 .400 59.004 1.891 15.079 12-2037 1.7 6.7 .6 1.025 3.328 .367 59.004 1.891 15.079 S Tot 99.6 427.6 38.2 61.375 213.466 23.530 59.004 1.891 15.079 After 3.7 14.7 1.3 2.262 7.348 .810 59.004 1.891 15.079 Total 103.3 442.3 39.5 63.637 220.814 24.340 59.004 1.891 15.079 Cum 104.4 538.1 .0 Ult 207.6 980.5 39.5 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 770.372 98.748 86.796 0.000 0.000 955.916 49.496 23.898 4.601 12-2020 459.559 52.179 45.864 0.000 0.000 557.602 28.576 13.940 6.209 12-2021 335.191 36.695 32.254 0.000 0.000 404.140 20.650 10.103 7.562 12-2022 267.493 28.761 25.280 0.000 0.000 321.534 16.405 8.038 8.801 12-2023 224.096 23.835 20.951 0.000 0.000 268.882 13.707 6.722 9.978 12-2024 194.195 20.506 18.024 0.000 0.000 232.725 11.857 5.818 11.091 12-2025 171.062 17.970 15.795 0.000 0.000 204.827 10.431 5.121 12.214 12-2026 153.580 16.071 14.126 0.000 0.000 183.777 9.357 4.594 13.286 12-2027 139.603 14.564 12.801 0.000 0.000 166.969 8.499 4.174 14.334 12-2028 128.415 13.370 11.752 0.000 0.000 153.536 7.814 3.838 15.335 12-2029 117.809 12.264 10.779 0.000 0.000 140.852 7.168 3.521 16.445 12-2030 108.391 11.283 9.918 0.000 0.000 129.592 6.595 3.240 17.613 12-2031 99.725 10.381 9.125 0.000 0.000 119.231 6.068 2.981 18.882 12-2032 91.994 9.576 8.417 0.000 0.000 109.987 5.597 2.750 20.215 12-2033 84.398 8.786 7.722 0.000 0.000 100.906 5.135 2.523 21.764 12-2034 77.650 8.083 7.105 0.000 0.000 92.839 4.725 2.321 23.393 12-2035 71.443 7.437 6.537 0.000 0.000 85.416 4.347 2.135 25.165 12-2036 65.904 6.860 6.030 0.000 0.000 78.794 4.010 1.970 27.027 12-2037 60.462 6.294 5.532 0.000 0.000 72.288 3.679 1.807 29.188 S Tot 3,621.342 403.664 354.807 0.000 0.000 4,379.814 224.115 109.495 10.976 After 133.482 13.895 12.213 0.000 0.000 159.590 8.122 3.990 33.248 Total 3,754.824 417.559 367.021 0.000 0.000 4,539.404 232.237 113.485 11.744 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 47.589 1 0.8 0.000 0.000 69.730 .000 765.204 765.204 734.349 12-2020 47.589 1 0.8 0.000 0.000 41.597 .000 425.901 1,191.106 1,104.853 12-2021 47.589 1 0.8 0.000 0.000 30.340 .000 295.458 1,486.564 1,338.267 12-2022 47.589 1 0.8 0.000 0.000 24.212 .000 225.290 1,711.854 1,499.996 12-2023 47.589 1 0.8 0.000 0.000 20.284 .000 180.581 1,892.435 1,617.815 12-2024 47.589 1 0.8 0.000 0.000 17.577 .000 149.884 2,042.318 1,706.694 12-2025 47.589 1 0.8 0.000 0.000 15.484 .000 126.203 2,168.521 1,774.711 12-2026 47.589 1 0.8 0.000 0.000 13.901 .000 108.336 2,276.857 1,827.787 12-2027 47.589 1 0.8 0.000 0.000 12.636 .000 94.071 2,370.928 1,869.684 12-2028 47.589 1 0.8 0.000 0.000 11.623 .000 82.672 2,453.600 1,903.155 12-2029 47.589 1 0.8 0.000 0.000 10.663 .000 71.911 2,525.511 1,929.620 12-2030 47.589 1 0.8 0.000 0.000 9.811 .000 62.357 2,587.868 1,950.485 12-2031 47.589 1 0.8 0.000 0.000 9.027 .000 53.567 2,641.436 1,966.782 12-2032 47.589 1 0.8 0.000 0.000 8.327 .000 45.725 2,687.161 1,979.429 12-2033 47.589 1 0.8 0.000 0.000 7.639 .000 38.020 2,725.181 1,988.988 12-2034 47.589 1 0.8 0.000 0.000 7.029 .000 31.176 2,756.356 1,996.116 12-2035 47.589 1 0.8 0.000 0.000 6.467 .000 24.879 2,781.235 2,001.288 12-2036 47.589 1 0.8 0.000 0.000 5.965 .000 19.260 2,800.496 2,004.929 12-2037 47.589 1 0.8 0.000 0.000 5.473 .000 13.741 2,814.237 2,007.291 S Tot 904.182 0.000 0.000 327.785 .000 2,814.237 2,814.237 2,007.291 After 121.356 0.000 0.000 12.082 .000 14.040 2,828.277 2,009.406 Total 1,025.538 0.000 0.000 339.867 .000 2,828.277 2,828.277 2,009.406 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 2,333.990 Oil Rate 2,575. 107. bbls/mo 66.9% 1.20 0.0% 4,999. 4,927. $/w/mo Expense 79.3142 79.3142 8.00 2,124.625 Gas Rate 14,531. 430. Mcf/mo 82.0% 1.20 0.0% 10.00 2,009.406 GOR 5,640. 4,010. scf/bbl Revenue 12.00 1,909.330 NGL Rate 1,240. 38. bbls/mo Oil 61.6309 61.6309 NGL Yield 85.4 88.7 bbl/MMcf Gas 61.6309 61.6309 15.00 1,781.729 Gas Shrinkage 24.0 18.7% ______________________________ ______________________ 20.00 1,613.420 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 11.6% 12 Months in first year 21.555 Year Life (07/2040) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 28 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 14

Figure 15

LILIS ENERGY, INC. -- KUDU 2H 2H
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	32.73 Year Life (09/2051) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	6,167.	50.3	1.20	8.1	148.	4,230.	5,090.	Oil - mbbls	124.9	365.9	490.8	58.244 NI	213.113	12,434.793	807.435	3,119.167	11,227.946	6,847.499
Gas - mcf/mo	26,085.	41.4	1.20	8.1	755.			Gas - mmcf	273.7	1,795.1	2,068.8	74.991 WI	825.991	1,561.950	388.578	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP B

KUDU 2H 2H
1396 PSL/COWDEN C
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2017 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495339170000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 320

Table 15 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- KUDU 2H 2H PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 58.2 257.6 23.2 33.888 118.540 13.540 58.348 1.891 16.390 12-2020 39.1 184.1 16.6 22.748 84.724 9.678 58.348 1.891 16.390 12-2021 29.8 144.6 13.0 17.360 66.541 7.601 58.348 1.891 16.390 12-2022 24.4 120.2 10.8 14.194 55.316 6.319 58.348 1.891 16.390 12-2023 20.7 103.4 9.3 12.073 47.565 5.433 58.348 1.891 16.390 12-2024 18.2 91.2 8.2 10.572 41.972 4.794 58.348 1.891 16.390 12-2025 16.1 81.4 7.3 9.384 37.468 4.280 58.348 1.891 16.390 12-2026 14.5 73.9 6.7 8.474 33.984 3.882 58.348 1.891 16.390 12-2027 13.3 67.7 6.1 7.738 31.134 3.556 58.348 1.891 16.390 12-2028 12.2 62.4 5.6 7.132 28.717 3.280 58.348 1.891 16.390 12-2029 11.2 57.3 5.2 6.544 26.346 3.009 58.348 1.891 16.390 12-2030 10.3 52.7 4.8 6.020 24.240 2.769 58.348 1.891 16.390 12-2031 9.5 48.5 4.4 5.539 22.302 2.547 58.348 1.891 16.390 12-2032 8.8 44.7 4.0 5.110 20.573 2.350 58.348 1.891 16.390 12-2033 8.0 41.0 3.7 4.688 18.874 2.156 58.348 1.891 16.390 12-2034 7.4 37.7 3.4 4.313 17.365 1.984 58.348 1.891 16.390 12-2035 6.8 34.7 3.1 3.968 15.977 1.825 58.348 1.891 16.390 12-2036 6.3 32.0 2.9 3.661 14.738 1.683 58.348 1.891 16.390 12-2037 5.8 29.4 2.7 3.358 13.521 1.544 58.348 1.891 16.390 S Tot 320.7 1,564.5 141.2 186.763 719.899 82.231 58.348 1.891 16.390 After 45.2 230.6 20.8 26.350 106.092 12.118 58.348 1.891 16.390 Total 365.9 1,795.1 162.0 213.113 825.991 94.349 58.348 1.891 16.390 Cum 124.9 273.7 .0 Ult 490.8 2,068.8 162.0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,977.310 224.158 221.925 0.000 0.000 2,423.392 124.771 60.585 3.581 12-2020 1,327.303 160.214 158.617 0.000 0.000 1,646.134 85.212 41.153 3.971 12-2021 1,012.902 125.830 124.576 0.000 0.000 1,263.308 65.562 31.583 4.377 12-2022 828.170 104.603 103.561 0.000 0.000 1,036.334 53.862 25.908 4.771 12-2023 704.439 89.946 89.050 0.000 0.000 883.435 45.960 22.086 5.158 12-2024 616.856 79.369 78.578 0.000 0.000 774.804 40.337 19.370 5.528 12-2025 547.534 70.853 70.147 0.000 0.000 688.533 35.864 17.213 5.908 12-2026 494.437 64.264 63.624 0.000 0.000 622.324 32.428 15.558 6.272 12-2027 451.493 58.875 58.288 0.000 0.000 568.657 29.641 14.216 6.632 12-2028 416.169 54.304 53.763 0.000 0.000 524.236 27.327 13.106 6.990 12-2029 381.807 49.820 49.324 0.000 0.000 480.951 25.071 12.024 7.405 12-2030 351.283 45.837 45.380 0.000 0.000 442.501 23.066 11.063 7.842 12-2031 323.199 42.173 41.752 0.000 0.000 407.124 21.222 10.178 8.317 12-2032 298.141 38.903 38.515 0.000 0.000 375.559 19.577 9.389 8.816 12-2033 273.524 35.691 35.335 0.000 0.000 344.550 17.960 8.614 9.395 12-2034 251.657 32.837 32.510 0.000 0.000 317.004 16.524 7.925 10.005 12-2035 231.537 30.212 29.911 0.000 0.000 291.661 15.203 7.292 10.667 12-2036 213.586 27.870 27.592 0.000 0.000 269.048 14.025 6.726 11.364 12-2037 195.951 25.569 25.314 0.000 0.000 246.833 12.867 6.171 12.173 S Tot 10,897.298 1,361.329 1,347.763 0.000 0.000 13,606.390 706.479 340.160 5.848 After 1,537.495 200.620 198.621 0.000 0.000 1,936.736 100.956 48.418 19.512 Total 12,434.793 1,561.950 1,546.384 0.000 0.000 15,543.126 807.435 388.578 7.569 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 64.792 1 0.8 0.000 0.000 158.818 .000 2,014.426 2,014.426 1,928.910 12-2020 64.792 1 0.8 0.000 0.000 106.610 .000 1,348.367 3,362.793 3,100.904 12-2021 64.792 1 0.8 0.000 0.000 81.357 .000 1,020.015 4,382.807 3,906.310 12-2022 64.792 1 0.8 0.000 0.000 66.519 .000 825.252 5,208.060 4,498.509 12-2023 64.792 1 0.8 0.000 0.000 56.581 .000 694.016 5,902.075 4,951.176 12-2024 64.792 1 0.8 0.000 0.000 49.546 .000 600.759 6,502.834 5,307.312 12-2025 64.792 1 0.8 0.000 0.000 43.978 .000 526.685 7,029.519 5,591.095 12-2026 64.792 1 0.8 0.000 0.000 39.713 .000 469.832 7,499.351 5,821.223 12-2027 64.792 1 0.8 0.000 0.000 36.264 .000 423.743 7,923.095 6,009.906 12-2028 64.792 1 0.8 0.000 0.000 33.427 .000 385.584 8,308.679 6,165.979 12-2029 64.792 1 0.8 0.000 0.000 30.667 .000 348.398 8,657.076 6,294.171 12-2030 64.792 1 0.8 0.000 0.000 28.215 .000 315.364 8,972.441 6,399.667 12-2031 64.792 1 0.8 0.000 0.000 25.959 .000 284.972 9,257.412 6,486.336 12-2032 64.792 1 0.8 0.000 0.000 23.947 .000 257.854 9,515.266 6,557.627 12-2033 64.792 1 0.8 0.000 0.000 21.970 .000 231.214 9,746.481 6,615.736 12-2034 64.792 1 0.8 0.000 0.000 20.213 .000 207.549 9,954.030 6,663.160 12-2035 64.792 1 0.8 0.000 0.000 18.597 .000 185.776 10,139.806 6,701.753 12-2036 64.792 1 0.8 0.000 0.000 17.155 .000 166.349 10,306.155 6,733.168 12-2037 64.792 1 0.8 0.000 0.000 15.739 .000 147.265 10,453.420 6,758.449 S Tot 1,231.055 0.000 0.000 875.276 .000 10,453.420 10,453.420 6,758.449 After 889.343 0.000 0.000 123.492 .000 774.526 11,227.946 6,847.499 Total 2,120.398 0.000 0.000 998.769 .000 11,227.946 11,227.946 6,847.499 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 8,430.481 Oil Rate 6,334. 146. bbls/mo 50.3% 1.20 0.0% 7,199. 7,199. $/w/mo Expense 74.9912 74.9912 8.00 7,388.188 Gas Rate 26,631. 747. Mcf/mo 41.4% 1.20 0.0% 10.00 6,847.499 GOR 4,200. 5,090. scf/bbl Revenue 12.00 6,395.610 NGL Rate 2,397. 69. bbls/mo Oil 58.2447 58.2447 NGL Yield 90.0 92.8 bbl/MMcf Gas 58.2447 58.2447 15.00 5,841.893 Gas Shrinkage 22.6 20.6% ______________________________ ______________________ 20.00 5,146.949 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 16.1% 12 Months in first year 32.734 Year Life (09/2051) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 320 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 15

Figure 16

LILIS ENERGY, INC. -- LION 1H
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			12/2018 Cumulatives	35.40 Year Life (05/2054) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
						Initial	Final											
Oil - bbls/mo	4,387.	40.8	1.10	8.0	95.			Oil - mbbls	136.0	294.3	430.3	70.036 NI	206.108	12,161.182	880.883	3,235.456	11,886.738	7,072.757
Gas - mcf/mo	32,905.	0.0	0.00	8.0	716.	7,500.	7,500.	Gas - mmcf	659.1	2,207.1	2,866.2	94.092 WI	1,252.105	2,367.730	410.335	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : WOLFCAMP B

LION 1H

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 06/2017 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 4249531858

MKR G:\CGA8538\PHD \pdp.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 319

Table 16 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- LION 1H PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 43.3 325.1 27.5 30.358 184.427 19.245 59.004 1.891 14.423 12-2020 30.8 231.0 19.5 21.570 131.040 13.674 59.004 1.891 14.423 12-2021 24.0 179.7 15.2 16.785 101.968 10.640 59.004 1.891 14.423 12-2022 19.7 148.0 12.5 13.824 83.982 8.764 59.004 1.891 14.423 12-2023 16.8 126.2 10.7 11.784 71.589 7.470 59.004 1.891 14.423 12-2024 14.7 110.5 9.3 10.316 62.667 6.539 59.004 1.891 14.423 12-2025 13.1 97.9 8.3 9.141 55.533 5.795 59.004 1.891 14.423 12-2026 11.8 88.2 7.5 8.235 50.030 5.221 59.004 1.891 14.423 12-2027 10.7 80.3 6.8 7.500 45.561 4.754 59.004 1.891 14.423 12-2028 9.9 73.9 6.2 6.903 41.936 4.376 59.004 1.891 14.423 12-2029 9.0 67.8 5.7 6.333 38.474 4.015 59.004 1.891 14.423 12-2030 8.3 62.4 5.3 5.827 35.398 3.694 59.004 1.891 14.423 12-2031 7.7 57.4 4.9 5.361 32.568 3.398 59.004 1.891 14.423 12-2032 7.1 53.0 4.5 4.945 30.043 3.135 59.004 1.891 14.423 12-2033 6.5 48.6 4.1 4.537 27.562 2.876 59.004 1.891 14.423 12-2034 6.0 44.7 3.8 4.174 25.359 2.646 59.004 1.891 14.423 12-2035 5.5 41.1 3.5 3.841 23.331 2.435 59.004 1.891 14.423 12-2036 5.1 37.9 3.2 3.543 21.522 2.246 59.004 1.891 14.423 12-2037 4.6 34.8 2.9 3.250 19.745 2.060 59.004 1.891 14.423 S Tot 254.5 1,908.6 161.3 178.228 1,082.734 112.984 59.004 1.891 14.423 After 39.8 298.6 25.2 27.880 169.370 17.674 59.004 1.891 14.423 Total 294.3 2,207.1 186.6 206.108 1,252.105 130.658 59.004 1.891 14.423 Cum 136.0 659.1 .0 Ult 430.3 2,866.2 186.6 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,791.263 348.751 277.575 0.000 0.000 2,417.588 129.748 60.440 3.436 12-2020 1,272.736 247.796 197.224 0.000 0.000 1,717.756 92.189 42.944 3.730 12-2021 990.369 192.821 153.468 0.000 0.000 1,336.657 71.736 33.416 4.019 12-2022 815.683 158.810 126.398 0.000 0.000 1,100.891 59.083 27.522 4.298 12-2023 695.317 135.375 107.747 0.000 0.000 938.439 50.365 23.461 4.573 12-2024 608.661 118.504 94.318 0.000 0.000 821.483 44.088 20.537 4.837 12-2025 539.370 105.013 83.581 0.000 0.000 727.965 39.069 18.199 5.110 12-2026 485.922 94.607 75.299 0.000 0.000 655.827 35.197 16.396 5.373 12-2027 442.511 86.155 68.572 0.000 0.000 597.238 32.053 14.931 5.634 12-2028 407.311 79.302 63.117 0.000 0.000 549.730 29.503 13.743 5.886 12-2029 373.678 72.754 57.905 0.000 0.000 504.337 27.067 12.608 6.171 12-2030 343.803 66.937 53.276 0.000 0.000 464.016 24.903 11.600 6.472 12-2031 316.317 61.586 49.017 0.000 0.000 426.919 22.912 10.673 6.798 12-2032 291.793 56.811 45.216 0.000 0.000 393.820 21.136 9.846 7.141 12-2033 267.700 52.120 41.483 0.000 0.000 361.303 19.391 9.033 7.539 12-2034 246.298 47.953 38.166 0.000 0.000 332.418 17.840 8.310 7.959 12-2035 226.607 44.119 35.115 0.000 0.000 305.842 16.414 7.646 8.414 12-2036 209.038 40.699 32.393 0.000 0.000 282.130 15.141 7.053 8.893 12-2037 191.779 37.338 29.718 0.000 0.000 258.835 13.891 6.471 9.449 S Tot 10,516.158 2,047.451 1,629.587 0.000 0.000 14,193.196 761.727 354.830 5.048 After 1,645.024 320.279 254.913 0.000 0.000 2,220.216 119.156 55.505 15.591 Total 12,161.182 2,367.730 1,884.501 0.000 0.000 16,413.412 880.883 410.335 6.475 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 53.068 1 0.9 0.000 0.000 199.850 .000 1,974.483 1,974.483 1,889.502 12-2020 53.068 1 0.9 0.000 0.000 141.998 .000 1,387.557 3,362.040 3,095.318 12-2021 53.068 1 0.9 0.000 0.000 110.495 .000 1,067.942 4,429.982 3,938.501 12-2022 53.068 1 0.9 0.000 0.000 91.005 .000 870.213 5,300.195 4,562.944 12-2023 53.068 1 0.9 0.000 0.000 77.576 .000 733.969 6,034.164 5,041.666 12-2024 53.068 1 0.9 0.000 0.000 67.908 .000 635.883 6,670.047 5,418.624 12-2025 53.068 1 0.9 0.000 0.000 60.177 .000 557.452 7,227.498 5,718.988 12-2026 53.068 1 0.9 0.000 0.000 54.214 .000 496.952 7,724.451 5,962.403 12-2027 53.068 1 0.9 0.000 0.000 49.371 .000 447.816 8,172.266 6,161.807 12-2028 53.068 1 0.9 0.000 0.000 45.443 .000 407.972 8,580.239 6,326.939 12-2029 53.068 1 0.9 0.000 0.000 41.691 .000 369.903 8,950.141 6,463.040 12-2030 53.068 1 0.9 0.000 0.000 38.358 .000 336.087 9,286.228 6,575.467 12-2031 53.068 1 0.9 0.000 0.000 35.291 .000 304.975 9,591.203 6,668.217 12-2032 53.068 1 0.9 0.000 0.000 32.555 .000 277.216 9,868.419 6,744.858 12-2033 53.068 1 0.9 0.000 0.000 29.867 .000 249.945 10,118.364 6,807.673 12-2034 53.068 1 0.9 0.000 0.000 27.479 .000 225.720 10,344.084 6,859.247 12-2035 53.068 1 0.9 0.000 0.000 25.282 .000 203.432 10,547.516 6,901.506 12-2036 53.068 1 0.9 0.000 0.000 23.322 .000 183.545 10,731.061 6,936.167 12-2037 53.068 1 0.9 0.000 0.000 21.397 .000 164.008 10,895.069 6,964.321 S Tot 1,008.291 0.000 0.000 1,173.279 .000 10,895.069 10,895.069 6,964.321 After 870.353 0.000 0.000 183.534 .000 991.668 11,886.738 7,072.757 Total 1,878.644 0.000 0.000 1,356.812 .000 11,886.738 11,886.738 7,072.757 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 8,784.839 Oil Rate 4,477. 94. bbls/mo 40.8% 1.10 0.0% 4,699. 4,631. $/w/mo Expense 94.0921 94.0921 8.00 7,654.177 Gas Rate 33,582. 708. Mcf/mo 0.0% 0.00 0.0% 10.00 7,072.757 GOR 7,500. 7,500. scf/bbl Revenue 12.00 6,589.347 NGL Rate 2,832. 59. bbls/mo Oil 70.0364 70.0364 NGL Yield 84.3 84.1 bbl/MMcf Gas 70.0364 70.0364 15.00 5,999.931 Gas Shrinkage 20.6 18.4% ______________________________ ______________________ 20.00 5,264.331 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.1% 12 Months in first year 35.406 Year Life (05/2054) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 319 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 16

Figure 17
LILIS ENERGY, INC. -- LION 3H 3H
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PDP | As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	30.37 Year Life (05/2049) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	6,962.	55.3	1.20	8.0	183.	5,700.	5,700.	Oil - mbbls	117.8	376.3	494.1	72.349 NI	272.222	14,991.348	971.234	3,720.562	13,545.516	8,551.683
Gas - mcf/mo	39,682.	0.0	0.00	8.0	1,046.			Gas - mmcf	554.4	2,144.7	2,699.1	97.217 WI	1,287.880	2,355.533	467.623	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP B

LION 3H 3H
22 1414 PSL/COWDEN
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495339440000

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 427

Cawley, Gillespie & Associates, Inc.

Table 17 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- LION 3H 3H PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 63.9 364.3 23.2 46.239 218.758 16.755 55.070 1.829 13.768 12-2020 41.4 236.0 15.0 29.956 141.724 10.855 55.070 1.829 13.768 12-2021 31.1 177.5 11.3 22.526 106.570 8.162 55.070 1.829 13.768 12-2022 25.3 143.9 9.1 18.268 86.427 6.620 55.070 1.829 13.768 12-2023 21.4 121.8 7.7 15.458 73.134 5.601 55.070 1.829 13.768 12-2024 18.6 106.3 6.8 13.488 63.811 4.887 55.070 1.829 13.768 12-2025 16.5 94.1 6.0 11.940 56.490 4.327 55.070 1.829 13.768 12-2026 14.9 84.8 5.4 10.761 50.908 3.899 55.070 1.829 13.768 12-2027 13.6 77.3 4.9 9.810 46.413 3.555 55.070 1.829 13.768 12-2028 12.5 71.2 4.5 9.038 42.758 3.275 55.070 1.829 13.768 12-2029 11.5 65.3 4.2 8.292 39.227 3.004 55.070 1.829 13.768 12-2030 10.5 60.1 3.8 7.629 36.091 2.764 55.070 1.829 13.768 12-2031 9.7 55.3 3.5 7.019 33.206 2.543 55.070 1.829 13.768 12-2032 8.9 51.0 3.2 6.475 30.631 2.346 55.070 1.829 13.768 12-2033 8.2 46.8 3.0 5.940 28.102 2.152 55.070 1.829 13.768 12-2034 7.6 43.1 2.7 5.465 25.855 1.980 55.070 1.829 13.768 12-2035 6.9 39.6 2.5 5.028 23.788 1.822 55.070 1.829 13.768 12-2036 6.4 36.5 2.3 4.638 21.944 1.681 55.070 1.829 13.768 12-2037 5.9 33.5 2.1 4.255 20.132 1.542 55.070 1.829 13.768 S Tot 334.8 1,908.4 121.3 242.226 1,145.970 87.772 55.070 1.829 13.768 After 41.5 236.3 15.0 29.996 141.910 10.869 55.070 1.829 13.768 Total 376.3 2,144.7 136.3 272.222 1,287.880 98.641 55.070 1.829 13.768 Cum 117.8 554.4 .0 Ult 494.1 2,699.1 136.3 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 2,546.417 400.109 230.678 0.000 0.000 3,177.204 164.973 79.430 2.503 12-2020 1,649.712 259.213 149.446 0.000 0.000 2,058.371 106.879 51.459 3.058 12-2021 1,240.514 194.917 112.377 0.000 0.000 1,547.808 80.368 38.695 3.579 12-2022 1,006.040 158.075 91.136 0.000 0.000 1,255.251 65.178 31.381 4.068 12-2023 851.303 133.762 77.119 0.000 0.000 1,062.184 55.153 26.555 4.538 12-2024 742.777 116.710 67.288 0.000 0.000 926.774 48.122 23.169 4.985 12-2025 657.558 103.320 59.568 0.000 0.000 820.446 42.601 20.511 5.439 12-2026 592.590 93.111 53.682 0.000 0.000 739.383 38.392 18.485 5.873 12-2027 540.260 84.889 48.942 0.000 0.000 674.090 35.001 16.852 6.298 12-2028 497.713 78.204 45.087 0.000 0.000 621.004 32.245 15.525 6.710 12-2029 456.618 71.747 41.365 0.000 0.000 569.729 29.583 14.243 7.181 12-2030 420.113 66.011 38.058 0.000 0.000 524.181 27.218 13.105 7.676 12-2031 386.526 60.733 35.015 0.000 0.000 482.274 25.042 12.057 8.214 12-2032 356.558 56.025 32.300 0.000 0.000 444.883 23.100 11.122 8.780 12-2033 327.118 51.399 29.633 0.000 0.000 408.150 21.193 10.204 9.437 12-2034 300.966 47.290 27.264 0.000 0.000 375.520 19.498 9.388 10.129 12-2035 276.904 43.509 25.085 0.000 0.000 345.498 17.940 8.637 10.880 12-2036 255.436 40.136 23.140 0.000 0.000 318.711 16.549 7.968 11.670 12-2037 234.345 36.822 21.229 0.000 0.000 292.396 15.182 7.310 12.587 S Tot 13,339.466 2,095.979 1,208.413 0.000 0.000 16,643.858 864.215 416.096 5.188 After 1,651.882 259.554 149.643 0.000 0.000 2,061.078 107.019 51.527 19.389 Total 14,991.348 2,355.533 1,358.056 0.000 0.000 18,704.936 971.234 467.623 6.753 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 95.662 1 1.0 0.000 0.000 138.557 .000 2,698.582 2,698.582 2,585.594 12-2020 95.662 1 1.0 0.000 0.000 89.765 .000 1,714.607 4,413.189 4,076.293 12-2021 95.662 1 1.0 0.000 0.000 67.499 .000 1,265.584 5,678.773 5,075.742 12-2022 95.662 1 1.0 0.000 0.000 54.741 .000 1,008.289 6,687.062 5,799.358 12-2023 95.662 1 1.0 0.000 0.000 46.321 .000 838.493 7,525.555 6,346.299 12-2024 95.662 1 1.0 0.000 0.000 40.416 .000 719.405 8,244.960 6,772.796 12-2025 95.662 1 1.0 0.000 0.000 35.779 .000 625.893 8,870.853 7,110.050 12-2026 95.662 1 1.0 0.000 0.000 32.244 .000 554.601 9,425.453 7,381.711 12-2027 95.662 1 1.0 0.000 0.000 29.397 .000 497.178 9,922.631 7,603.100 12-2028 95.662 1 1.0 0.000 0.000 27.082 .000 450.490 10,373.122 7,785.449 12-2029 95.662 1 1.0 0.000 0.000 24.846 .000 405.396 10,778.518 7,934.617 12-2030 95.662 1 1.0 0.000 0.000 22.859 .000 365.338 11,143.856 8,056.833 12-2031 95.662 1 1.0 0.000 0.000 21.032 .000 328.482 11,472.338 8,156.738 12-2032 95.662 1 1.0 0.000 0.000 19.401 .000 295.598 11,767.936 8,238.467 12-2033 95.662 1 1.0 0.000 0.000 17.799 .000 263.293 12,031.228 8,304.641 12-2034 95.662 1 1.0 0.000 0.000 16.376 .000 234.595 12,265.823 8,358.247 12-2035 95.662 1 1.0 0.000 0.000 15.067 .000 208.192 12,474.015 8,401.499 12-2036 95.662 1 1.0 0.000 0.000 13.899 .000 184.634 12,658.649 8,436.369 12-2037 95.662 1 1.0 0.000 0.000 12.751 .000 161.491 12,820.139 8,464.094 S Tot 1,817.575 0.000 0.000 725.832 .000 12,820.139 12,820.139 8,464.094 After 1,087.272 0.000 0.000 89.883 .000 725.377 13,545.516 8,551.683 Total 2,904.848 0.000 0.000 815.714 .000 13,545.516 13,545.516 8,551.683 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 10,389.586 Oil Rate 7,180. 182. bbls/mo 55.3% 1.20 0.0% 8,199. 8,081. $/w/mo Expense 97.2173 97.2173 8.00 9,184.045 Gas Rate 40,928. 1,038. Mcf/mo 0.0% 0.00 0.0% 10.00 8,551.683 GOR 5,700. 5,700. scf/bbl Revenue 12.00 8,019.390 NGL Rate 2,569. 65. bbls/mo Oil 72.3491 72.3491 NGL Yield 62.8 63.1 bbl/MMcf Gas 72.3491 72.3491 15.00 7,362.360 Gas Shrinkage 19.5 16.4% ______________________________ ______________________ 20.00 6,530.147 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 22.5% 12 Months in first year 30.371 Year Life (05/2049) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 427 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 17

Figure 18
IMPETRO OPERATING, LLC -- MEXICO P FEDERAL 001 001
JABALINA (WOLFCAMP, SOUTHWEST) FIELD
LEA COUNTY, NEW MEXICO

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	0.0 Year Life (01/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	8.0	0.00	0.0	0.	Initial	Final	Oil - mbbls	13.7	0.0	13.7	78.444 NI	.000	.000	0.000	0.000	.000	.000
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.	Gas - mmcf	86.3	0.0	86.3	100.000 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
1,000.
100.
10.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
NON-COMMERCIAL
TIME (years)

Reservoir : WOLFCAMP, SOUTHWEST

MEXICO P FEDERAL 001 001
21 26S 35E 23
NM OIL 3884178

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 09/2015 Last Data 08/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 3002522405

MKR G:\CGA8538\PHD \pdp.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 133

Table 18 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING, LLC -- MEXICO P FEDERAL 001 001 JABALINA (WOLFCAMP, SOUTHWEST) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL Non-Commercial Cum 13.7 86.3 .0 Ult 13.7 86.3 .0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 .000 Oil Rate 137. 137. bbls/mo 8.0% 0.00 0.0% 0. 0. $/w/mo Expense 97.2173 97.2173 8.00 .000 Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0% 10.00 .000 GOR 0. 0. scf/bbl Revenue 12.00 .000 NGL Rate 0. 0. bbls/mo Oil 72.3491 72.3491 NGL Yield 0.0 0.0 bbl/MMcf Gas 72.3491 72.3491 15.00 .000 Gas Shrinkage 0.0 0.0% ______________________________ ______________________ 20.00 .000 Oil Severance 0.0 0.0 % Gas Severance 0.0 0.0 % NGL Severance 0.0 0.0 % Ad___________________________________________ Valorem 0.0% 1 Months in first year .000 Year Life (01/2019) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 133 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 18

Figure 19

LILIS ENERGY, INC. -- MOOSE #1H 1.5 (CGA) 1H

PHANTOM (WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	38.80 Year Life (10/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	9,267.	51.8	1.20	8.0	130.	3,800.	3,800.	Oil - mbbls	67.5	548.8	616.2	61.951 NI	339.978	19,614.307	1,163.924	4,325.613	16,991.454	10,028.204
Gas - mcf/mo	35,216.	0.0	0.00	8.0	494.			Gas - mmcf	128.2	2,085.4	2,213.6	77.273 WI	956.019	1,778.196	576.436	0.000		



OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : WOLFCAMP A

MOOSE #1H 1.5 (CGA) 1H
1395 PSL/COWDEN C
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 05/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495340350000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 498

Table 19 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- MOOSE #1H 1.5 (CGA) 1H PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 86.7 329.6 27.0 53.732 151.095 16.724 57.693 1.860 15.734 12-2020 57.6 218.9 17.9 35.686 100.349 11.107 57.693 1.860 15.734 12-2021 43.8 166.3 13.6 27.109 76.232 8.437 57.693 1.860 15.734 12-2022 35.7 135.6 11.1 22.109 62.171 6.881 57.693 1.860 15.734 12-2023 30.3 115.2 9.4 18.775 52.796 5.844 57.693 1.860 15.734 12-2024 26.5 100.7 8.3 16.422 46.180 5.111 57.693 1.860 15.734 12-2025 23.5 89.3 7.3 14.565 40.956 4.533 57.693 1.860 15.734 12-2026 21.2 80.6 6.6 13.144 36.961 4.091 57.693 1.860 15.734 12-2027 19.4 73.6 6.0 11.996 33.733 3.734 57.693 1.860 15.734 12-2028 17.8 67.8 5.6 11.056 31.089 3.441 57.693 1.860 15.734 12-2029 16.4 62.2 5.1 10.143 28.522 3.157 57.693 1.860 15.734 12-2030 15.1 57.2 4.7 9.332 26.242 2.905 57.693 1.860 15.734 12-2031 13.9 52.7 4.3 8.586 24.144 2.672 57.693 1.860 15.734 12-2032 12.8 48.6 4.0 7.920 22.272 2.465 57.693 1.860 15.734 12-2033 11.7 44.6 3.7 7.266 20.433 2.262 57.693 1.860 15.734 12-2034 10.8 41.0 3.4 6.686 18.800 2.081 57.693 1.860 15.734 12-2035 9.9 37.7 3.1 6.151 17.297 1.914 57.693 1.860 15.734 12-2036 9.2 34.8 2.9 5.674 15.956 1.766 57.693 1.860 15.734 12-2037 8.4 31.9 2.6 5.206 14.638 1.620 57.693 1.860 15.734 S Tot 470.6 1,788.4 146.5 291.560 819.866 90.745 57.693 1.860 15.734 After 78.2 297.0 24.3 48.419 136.153 15.070 57.693 1.860 15.734 Total 548.8 2,085.4 170.8 339.978 956.019 105.814 57.693 1.860 15.734 Cum 67.5 128.2 .0 Ult 616.2 2,213.6 170.8 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 3,099.972 281.038 263.135 0.000 0.000 3,644.145 183.954 91.104 4.540 12-2020 2,058.817 186.648 174.759 0.000 0.000 2,420.224 122.171 60.506 4.843 12-2021 1,564.018 141.791 132.759 0.000 0.000 1,838.568 92.810 45.964 5.129 12-2022 1,275.534 115.638 108.271 0.000 0.000 1,499.443 75.691 37.486 5.397 12-2023 1,083.203 98.201 91.946 0.000 0.000 1,273.350 64.278 31.834 5.656 12-2024 947.454 85.894 80.423 0.000 0.000 1,113.772 56.222 27.844 5.901 12-2025 840.277 76.178 71.325 0.000 0.000 987.780 49.862 24.695 6.151 12-2026 758.306 68.747 64.367 0.000 0.000 891.420 44.998 22.286 6.390 12-2027 692.098 62.744 58.747 0.000 0.000 813.589 41.069 20.340 6.624 12-2028 637.850 57.826 54.143 0.000 0.000 749.818 37.850 18.745 6.853 12-2029 585.184 53.052 49.672 0.000 0.000 687.908 34.725 17.198 7.115 12-2030 538.400 48.810 45.701 0.000 0.000 632.911 31.949 15.823 7.390 12-2031 495.356 44.908 42.047 0.000 0.000 582.312 29.395 14.558 7.690 12-2032 456.951 41.426 38.787 0.000 0.000 537.165 27.116 13.429 8.005 12-2033 419.222 38.006 35.585 0.000 0.000 492.812 24.877 12.320 8.371 12-2034 385.706 34.967 32.740 0.000 0.000 453.413 22.888 11.335 8.756 12-2035 354.870 32.172 30.122 0.000 0.000 417.164 21.058 10.429 9.174 12-2036 327.356 29.678 27.787 0.000 0.000 384.821 19.426 9.621 9.614 12-2037 300.327 27.227 25.493 0.000 0.000 353.047 17.822 8.826 10.124 S Tot 16,820.901 1,524.951 1,427.811 0.000 0.000 19,773.662 998.161 494.342 6.039 After 2,793.406 253.245 237.113 0.000 0.000 3,283.764 165.762 82.094 17.101 Total 19,614.307 1,778.196 1,664.924 0.000 0.000 23,057.427 1,163.924 576.436 7.614 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 53.783 1 0.8 0.000 0.000 353.874 .000 2,961.431 2,961.431 2,836.351 12-2020 53.783 1 0.8 0.000 0.000 235.022 .000 1,948.742 4,910.173 4,530.300 12-2021 53.783 1 0.8 0.000 0.000 178.539 .000 1,467.472 6,377.645 5,689.042 12-2022 53.783 1 0.8 0.000 0.000 145.607 .000 1,186.876 7,564.521 6,540.740 12-2023 53.783 1 0.8 0.000 0.000 123.652 .000 999.804 8,564.325 7,192.848 12-2024 53.783 1 0.8 0.000 0.000 108.156 .000 867.766 9,432.092 7,707.259 12-2025 53.783 1 0.8 0.000 0.000 95.921 .000 763.519 10,195.611 8,118.644 12-2026 53.783 1 0.8 0.000 0.000 86.564 .000 683.790 10,879.401 8,453.564 12-2027 53.783 1 0.8 0.000 0.000 79.006 .000 619.392 11,498.793 8,729.358 12-2028 53.783 1 0.8 0.000 0.000 72.813 .000 566.627 12,065.420 8,958.702 12-2029 53.783 1 0.8 0.000 0.000 66.801 .000 515.401 12,580.821 9,148.335 12-2030 53.783 1 0.8 0.000 0.000 61.461 .000 469.896 13,050.717 9,305.519 12-2031 53.783 1 0.8 0.000 0.000 56.547 .000 428.030 13,478.747 9,435.692 12-2032 53.783 1 0.8 0.000 0.000 52.163 .000 390.674 13,869.421 9,543.697 12-2033 53.783 1 0.8 0.000 0.000 47.856 .000 353.977 14,223.398 9,632.654 12-2034 53.783 1 0.8 0.000 0.000 44.030 .000 321.377 14,544.775 9,706.082 12-2035 53.783 1 0.8 0.000 0.000 40.510 .000 291.384 14,836.160 9,766.609 12-2036 53.783 1 0.8 0.000 0.000 37.369 .000 264.623 15,100.783 9,816.579 12-2037 53.783 1 0.8 0.000 0.000 34.284 .000 238.333 15,339.116 9,857.489 S Tot 1,021.870 0.000 0.000 1,920.173 .000 15,339.116 15,339.116 9,857.489 After 1,064.691 0.000 0.000 318.879 .000 1,652.338 16,991.454 10,028.204 Total 2,086.561 0.000 0.000 2,239.052 .000 16,991.454 16,991.454 10,028.204 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 12,460.630 Oil Rate 9,531. 128. bbls/mo 51.8% 1.20 0.0% 5,798. 5,716. $/w/mo Expense 77.2739 77.2739 8.00 10,849.326 Gas Rate 36,219. 489. Mcf/mo 0.0% 0.00 0.0% 10.00 10,028.204 GOR 3,800. 3,800. scf/bbl Revenue 12.00 9,348.904 NGL Rate 2,937. 39. bbls/mo Oil 61.9518 61.9518 NGL Yield 81.1 81.4 bbl/MMcf Gas 61.9518 61.9518 15.00 8,524.260 Gas Shrinkage 28.1 25.5% ______________________________ ______________________ 20.00 7,499.475 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.5% 12 Months in first year 38.806 Year Life (10/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 498 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 19

Figure 20

LILIS ENERGY, INC. -- PRIZE HOG 2H (CGA)
PHANTOM (WOLFCAMP A) FIELD
LEA COUNTY, NEW MEXICO

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	7,489.	73.6	1.20	8.1	140.	Initial	Final
Gas - mcf/mo	26,210.	0.0	0.00	8.1	490.	3,500.	3,500.

	12/2018 Cumulatives	30.09 Year Life (02/2049) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	86.9	301.7	388.6	79.375 NI	239.472	13,815.800	1,161.639	3,687.331	10,454.803	6,856.305
Gas - mmcf	164.1	1,055.9	1,220.0	100.000 WI	620.232	1,153.632	805.462	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : WOLFCAMP A

PRIZE HOG 2H (CGA)

NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 06/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 3002544111

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out

(DEFAULT) ASN 479

Table 20 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- PRIZE HOG 2H (CGA) PHANTOM (WOLFCAMP A) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 61.4 214.8 18.6 48.705 126.147 14.733 57.693 1.860 15.734 12-2020 34.8 121.7 10.5 27.599 71.480 8.349 57.693 1.860 15.734 12-2021 24.9 87.3 7.5 19.799 51.278 5.989 57.693 1.860 15.734 12-2022 19.7 69.1 6.0 15.668 40.581 4.740 57.693 1.860 15.734 12-2023 16.5 57.6 5.0 13.060 33.826 3.951 57.693 1.860 15.734 12-2024 14.2 49.7 4.3 11.279 29.213 3.412 57.693 1.860 15.734 12-2025 12.5 43.7 3.8 9.911 25.670 2.998 57.693 1.860 15.734 12-2026 11.2 39.2 3.4 8.882 23.004 2.687 57.693 1.860 15.734 12-2027 10.2 35.5 3.1 8.062 20.880 2.439 57.693 1.860 15.734 12-2028 9.3 32.7 2.8 7.409 19.189 2.241 57.693 1.860 15.734 12-2029 8.6 30.0 2.6 6.797 17.604 2.056 57.693 1.860 15.734 12-2030 7.9 27.6 2.4 6.253 16.196 1.892 57.693 1.860 15.734 12-2031 7.2 25.4 2.2 5.753 14.901 1.740 57.693 1.860 15.734 12-2032 6.7 23.4 2.0 5.307 13.746 1.605 57.693 1.860 15.734 12-2033 6.1 21.5 1.9 4.869 12.611 1.473 57.693 1.860 15.734 12-2034 5.6 19.8 1.7 4.480 11.603 1.355 57.693 1.860 15.734 12-2035 5.2 18.2 1.6 4.122 10.675 1.247 57.693 1.860 15.734 12-2036 4.8 16.8 1.4 3.802 9.848 1.150 57.693 1.860 15.734 12-2037 4.4 15.4 1.3 3.488 9.035 1.055 57.693 1.860 15.734 S Tot 271.2 949.1 82.0 215.246 557.488 65.112 57.693 1.860 15.734 After 30.5 106.8 9.2 24.226 62.744 7.328 57.693 1.860 15.734 Total 301.7 1,055.9 91.3 239.472 620.232 72.440 57.693 1.860 15.734 Cum 86.9 164.1 .0 Ult 388.6 1,220.0 91.3 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 2,809.948 234.633 231.821 0.000 0.000 3,276.402 236.262 163.820 4.963 12-2020 1,592.238 132.953 131.360 0.000 0.000 1,856.551 133.876 92.828 5.634 12-2021 1,142.238 95.378 94.235 0.000 0.000 1,331.850 96.040 66.593 6.244 12-2022 903.959 75.481 74.577 0.000 0.000 1,054.017 76.005 52.701 6.813 12-2023 753.478 62.916 62.162 0.000 0.000 878.556 63.353 43.928 7.358 12-2024 650.718 54.336 53.684 0.000 0.000 758.738 54.713 37.937 7.875 12-2025 571.801 47.746 47.174 0.000 0.000 666.720 48.077 33.336 8.398 12-2026 512.418 42.787 42.274 0.000 0.000 597.480 43.084 29.874 8.898 12-2027 465.114 38.837 38.372 0.000 0.000 542.323 39.107 27.116 9.387 12-2028 427.447 35.692 35.264 0.000 0.000 498.404 35.940 24.920 9.854 12-2029 392.125 32.743 32.350 0.000 0.000 457.218 32.970 22.861 10.374 12-2030 360.776 30.125 29.764 0.000 0.000 420.665 30.334 21.033 10.921 12-2031 331.933 27.717 27.384 0.000 0.000 387.034 27.909 19.352 11.515 12-2032 306.198 25.568 25.261 0.000 0.000 357.027 25.745 17.851 12.139 12-2033 280.916 23.457 23.176 0.000 0.000 327.548 23.620 16.377 12.864 12-2034 258.457 21.581 21.323 0.000 0.000 301.361 21.731 15.068 13.627 12-2035 237.794 19.856 19.618 0.000 0.000 277.268 19.994 13.863 14.456 12-2036 219.358 18.317 18.097 0.000 0.000 255.772 18.444 12.789 15.327 12-2037 201.246 16.804 16.603 0.000 0.000 234.653 16.921 11.733 16.339 S Tot 12,418.162 1,036.928 1,024.498 0.000 0.000 14,479.588 1,044.125 723.979 7.858 After 1,397.638 116.704 115.305 0.000 0.000 1,629.647 117.514 81.482 23.655 Total 13,815.800 1,153.632 1,139.803 0.000 0.000 16,109.235 1,161.639 805.462 9.456 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 69.600 1 1.0 0.000 0.000 323.986 .000 2,482.734 2,482.734 2,383.026 12-2020 69.600 1 1.0 0.000 0.000 183.585 .000 1,376.663 3,859.396 3,580.550 12-2021 69.600 1 1.0 0.000 0.000 131.700 .000 967.918 4,827.314 4,345.127 12-2022 69.600 1 1.0 0.000 0.000 104.226 .000 751.484 5,578.798 4,884.525 12-2023 69.600 1 1.0 0.000 0.000 86.876 .000 614.800 6,193.598 5,285.595 12-2024 69.600 1 1.0 0.000 0.000 75.028 .000 521.460 6,715.058 5,594.766 12-2025 69.600 1 1.0 0.000 0.000 65.928 .000 449.778 7,164.837 5,837.137 12-2026 69.600 1 1.0 0.000 0.000 59.082 .000 395.840 7,560.677 6,031.041 12-2027 69.600 1 1.0 0.000 0.000 53.628 .000 352.873 7,913.549 6,188.178 12-2028 69.600 1 1.0 0.000 0.000 49.285 .000 318.659 8,232.209 6,317.166 12-2029 69.600 1 1.0 0.000 0.000 45.212 .000 286.575 8,518.784 6,422.613 12-2030 69.600 1 1.0 0.000 0.000 41.597 .000 258.100 8,776.884 6,508.956 12-2031 69.600 1 1.0 0.000 0.000 38.272 .000 231.901 9,008.786 6,579.487 12-2032 69.600 1 1.0 0.000 0.000 35.305 .000 208.526 9,217.311 6,637.142 12-2033 69.600 1 1.0 0.000 0.000 32.390 .000 185.562 9,402.873 6,683.780 12-2034 69.600 1 1.0 0.000 0.000 29.800 .000 165.162 9,568.035 6,721.520 12-2035 69.600 1 1.0 0.000 0.000 27.418 .000 146.393 9,714.429 6,751.933 12-2036 69.600 1 1.0 0.000 0.000 25.292 .000 129.647 9,844.076 6,776.419 12-2037 69.600 1 1.0 0.000 0.000 23.204 .000 113.196 9,957.272 6,795.853 S Tot 1,322.400 0.000 0.000 1,431.812 .000 9,957.272 9,957.272 6,795.853 After 771.972 0.000 0.000 161.147 .000 497.532 10,454.803 6,856.305 Total 2,094.372 0.000 0.000 1,592.959 .000 10,454.803 10,454.803 6,856.305 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 8,190.546 Oil Rate 7,873. 139. bbls/mo 73.6% 1.20 0.0% 5,800. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 7,317.086 Gas Rate 27,555. 487. Mcf/mo 0.0% 0.00 0.0% 10.00 6,856.305 GOR 3,500. 3,500. scf/bbl Revenue 12.00 6,466.770 NGL Rate 2,307. 43. bbls/mo Oil 79.3750 79.3750 NGL Yield 83.7 88.4 bbl/MMcf Gas 79.3750 79.3750 15.00 5,983.498 Gas Shrinkage 29.6 26.1% ______________________________ ______________________ 20.00 5,366.702 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 38.0% 12 Months in first year 30.094 Year Life (02/2049) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 479 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 20

Figure 21

LILIS ENERGY, INC. -- PRIZE HOG BWZ ST COM 1H #1H
TBD (WOLFCAMP B) FIELD
LEA COUNTY, NEW MEXICO

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	4,742.	45.8	1.20	7.9	166.
Gas - mcf/mo	14,226.	0.0	0.00	7.9	498.

GOR - scf/bbl Initial	Final
3,000.	3,000.

	12/2018 Cumulatives	29.25 Year Life (04/2048) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	120.9	296.8	417.8	80.312 NI	238.389	13,597.013	1,123.329	5,765.415	7,934.412	4,956.574
Gas - mmcf	198.6	890.5	1,089.1	100.000 WI	321.824	628.523	780.166	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : WOLFCAMP B

PRIZE HOG BWZ ST COM 1H #1H
S:19, T:26S, R:36E 3
NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 10/2017 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 3002542744

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 317

Table 21 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- PRIZE HOG BWZ ST COM 1H #1H TBD (WOLFCAMP B) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 45.8 137.4 11.9 36.782 49.655 9.537 57.037 1.953 22.290 12-2020 31.7 95.2 8.2 25.481 34.399 6.607 57.037 1.953 22.290 12-2021 24.6 73.7 6.4 19.719 26.620 5.113 57.037 1.953 22.290 12-2022 20.2 60.7 5.2 16.251 21.939 4.214 57.037 1.953 22.290 12-2023 17.3 51.9 4.5 13.895 18.758 3.603 57.037 1.953 22.290 12-2024 15.2 45.6 3.9 12.211 16.485 3.166 57.037 1.953 22.290 12-2025 13.5 40.6 3.5 10.868 14.672 2.818 57.037 1.953 22.290 12-2026 12.2 36.7 3.2 9.834 13.276 2.550 57.037 1.953 22.290 12-2027 11.2 33.6 2.9 8.995 12.143 2.332 57.037 1.953 22.290 12-2028 10.3 31.0 2.7 8.294 11.197 2.151 57.037 1.953 22.290 12-2029 9.5 28.4 2.5 7.609 10.272 1.973 57.037 1.953 22.290 12-2030 8.7 26.2 2.3 7.001 9.451 1.815 57.037 1.953 22.290 12-2031 8.0 24.1 2.1 6.441 8.696 1.670 57.037 1.953 22.290 12-2032 7.4 22.2 1.9 5.942 8.021 1.541 57.037 1.953 22.290 12-2033 6.8 20.4 1.8 5.451 7.359 1.413 57.037 1.953 22.290 12-2034 6.2 18.7 1.6 5.015 6.771 1.300 57.037 1.953 22.290 12-2035 5.7 17.2 1.5 4.614 6.229 1.196 57.037 1.953 22.290 12-2036 5.3 15.9 1.4 4.257 5.746 1.104 57.037 1.953 22.290 12-2037 4.9 14.6 1.3 3.905 5.272 1.013 57.037 1.953 22.290 S Tot 264.7 794.0 68.6 212.565 286.963 55.115 57.037 1.953 22.290 After 32.2 96.5 8.3 25.823 34.861 6.696 57.037 1.953 22.290 Total 296.8 890.5 77.0 238.389 321.824 61.811 57.037 1.953 22.290 Cum 120.9 198.6 .0 Ult 417.8 1,089.1 77.0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 2,097.920 96.977 212.582 0.000 0.000 2,407.479 173.321 120.374 12.832 12-2020 1,453.338 67.181 147.267 0.000 0.000 1,667.785 120.069 83.389 13.403 12-2021 1,124.705 51.990 113.966 0.000 0.000 1,290.661 92.919 64.533 13.946 12-2022 926.928 42.847 93.926 0.000 0.000 1,063.701 76.579 53.185 14.458 12-2023 792.517 36.634 80.306 0.000 0.000 909.457 65.475 45.473 14.953 12-2024 696.500 32.196 70.576 0.000 0.000 799.272 57.542 39.964 15.423 12-2025 619.886 28.654 62.813 0.000 0.000 711.354 51.212 35.568 15.902 12-2026 560.929 25.929 56.839 0.000 0.000 643.697 46.342 32.185 16.360 12-2027 513.022 23.715 51.985 0.000 0.000 588.721 42.384 29.436 16.810 12-2028 473.069 21.868 47.936 0.000 0.000 542.873 39.083 27.144 17.254 12-2029 434.009 20.062 43.978 0.000 0.000 498.049 35.856 24.902 17.768 12-2030 399.311 18.458 40.462 0.000 0.000 458.231 32.989 22.912 18.309 12-2031 367.387 16.982 37.227 0.000 0.000 421.597 30.352 21.080 18.897 12-2032 338.903 15.666 34.341 0.000 0.000 388.910 27.999 19.446 19.515 12-2033 310.921 14.372 31.506 0.000 0.000 356.799 25.687 17.840 20.232 12-2034 286.064 13.223 28.987 0.000 0.000 328.274 23.633 16.414 20.987 12-2035 263.193 12.166 26.669 0.000 0.000 302.029 21.744 15.101 21.808 12-2036 242.788 11.223 24.602 0.000 0.000 278.612 20.058 13.931 22.671 12-2037 222.742 10.296 22.570 0.000 0.000 255.608 18.402 12.780 23.672 S Tot 12,124.132 560.439 1,228.539 0.000 0.000 13,913.110 1,001.646 695.655 15.778 After 1,472.882 68.084 149.247 0.000 0.000 1,690.213 121.683 84.511 30.341 Total 13,597.013 628.523 1,377.786 0.000 0.000 15,603.322 1,123.329 780.166 17.355 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 66.000 1 1.0 0.000 0.000 591.712 .000 1,456.072 1,456.072 1,393.987 12-2020 66.000 1 1.0 0.000 0.000 409.909 .000 988.418 2,444.490 2,253.073 12-2021 66.000 1 1.0 0.000 0.000 317.220 .000 749.990 3,194.480 2,845.261 12-2022 66.000 1 1.0 0.000 0.000 261.437 .000 606.500 3,800.980 3,280.486 12-2023 66.000 1 1.0 0.000 0.000 223.527 .000 508.983 4,309.963 3,612.471 12-2024 66.000 1 1.0 0.000 0.000 196.446 .000 439.321 4,749.284 3,872.911 12-2025 66.000 1 1.0 0.000 0.000 174.837 .000 383.737 5,133.020 4,079.676 12-2026 66.000 1 1.0 0.000 0.000 158.208 .000 340.962 5,473.983 4,246.686 12-2027 66.000 1 1.0 0.000 0.000 144.696 .000 306.205 5,780.188 4,383.035 12-2028 66.000 1 1.0 0.000 0.000 133.428 .000 277.218 6,057.406 4,495.249 12-2029 66.000 1 1.0 0.000 0.000 122.411 .000 248.880 6,306.286 4,586.826 12-2030 66.000 1 1.0 0.000 0.000 112.624 .000 223.706 6,529.992 4,661.664 12-2031 66.000 1 1.0 0.000 0.000 103.620 .000 200.545 6,730.537 4,722.659 12-2032 66.000 1 1.0 0.000 0.000 95.587 .000 179.879 6,910.416 4,772.394 12-2033 66.000 1 1.0 0.000 0.000 87.694 .000 159.578 7,069.994 4,812.502 12-2034 66.000 1 1.0 0.000 0.000 80.683 .000 141.543 7,211.537 4,844.846 12-2035 66.000 1 1.0 0.000 0.000 74.233 .000 124.951 7,336.488 4,870.805 12-2036 66.000 1 1.0 0.000 0.000 68.478 .000 110.146 7,446.634 4,891.609 12-2037 66.000 1 1.0 0.000 0.000 62.824 .000 95.602 7,542.236 4,908.023 S Tot 1,254.000 0.000 0.000 3,419.573 .000 7,542.236 7,542.236 4,908.023 After 676.421 0.000 0.000 415.422 .000 392.176 7,934.412 4,956.574 Total 1,930.421 0.000 0.000 3,834.994 .000 7,934.412 7,934.412 4,956.574 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 6,057.576 Oil Rate 4,855. 165. bbls/mo 45.8% 1.20 0.0% 5,500. 5,500. $/w/mo Expense 100.0000 100.0000 8.00 5,335.872 Gas Rate 14,566. 496. Mcf/mo 0.0% 0.00 0.0% 10.00 4,956.574 GOR 3,000. 3,000. scf/bbl Revenue 12.00 4,637.071 NGL Rate 1,252. 43. bbls/mo Oil 80.3125 80.3125 NGL Yield 86.0 88.4 bbl/MMcf Gas 80.3125 80.3125 15.00 4,242.637 Gas Shrinkage 56.1 55.1% ______________________________ ______________________ 20.00 3,743.460 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 44.4% 12 Months in first year 29.251 Year Life (04/2048) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 317 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 21

Figure 22

IMPETRO OPERATING LLC -- SHAMMO C24-4 1 1
HALEY (LWR. WOLFCAMP-PENN CONS.) FIELD
Loving COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final		12/2018 Cumulatives	0.0 Year Life (01/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.			Oil - mbbls	1.1	0.0	1.1	37.526 NI	.000	.000	0.000	0.000	.000	.000
Gas - mcf/mo	0.	8.0	0.00	0.0	0.	0.0	0.0	Gas - mmcf	363.4	0.0	363.4	50.000 WI	.000	.000	.000	0.000		



GAS (mcf/mo) Δ
OIL (bbls/mo) ∇
10,000. 100.
1,000. 10.
100. 1.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
NON-COMMERCIAL
TIME (years)

Reservoir : LWR. WOLFCAMP-PENN C

SHAMMO C24-4 1 1
1401 PSL/COWDEN C
TX GAS 2175424

◆ ⊗ ✻ -- Annual Averages Perfs: 15980. - 16187. Status:
First Production 00/ 0 First Data 10/2007 Last Data 09/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42301313780000

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 68

Cawley, Gillespie & Associates, Inc.

Table 22 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- SHAMMO C24-4 1 1 HALEY \(LWR. WOLFCAMP-PENN CONS.\) FIELD -- Loving COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL Non-Commercial Cum 1.1 363.4 .0 Ult 1.1 363.4 .0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 .000 Gas Rate 1,306. 1,306. Mcf/mo 8.0% 0.00 0.0% 0. 0. $/w/mo Expense 100.0000 100.0000 8.00 .000 Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0% 10.00 .000 NGL Rate 0. 0. bbls/mo Revenue 12.00 .000 Cond Yield 0.0 0.0 bbl/MMcf Oil 80.3125 80.3125 NGL Yield 0.0 0.0 bbl/MMcf Gas 80.3125 80.3125 15.00 .000 Gas Shrinkage 100.0 100.0% ______________________________ ______________________ 20.00 .000 Oil Severance 0.0 0.0 % Gas Severance 0.0 0.0 % NGL Severance 0.0 0.0 % Ad___________________________________________ Valorem 0.0% 1 Months in first year .000 Year Life (01/2019) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 68 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. GAS PDP Cawley, Gillespie & Associates, Inc. Table 22

Figure 23

LILIS ENERGY, INC. -- TIGER 1H 1H
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl Initial	Final
Oil - bbls/mo	5,021.	49.8	1.20	8.0	161.	5,100.	5,100.
Gas - mcf/mo	25,605.	0.0	0.00	8.0	820.		

	12/2018 Cumulatives	29.40 Year Life (05/2048) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	142.5	294.7	437.1	72.829 NI	214.608	12,381.338	828.591	3,545.529	11,034.487	6,944.845
Gas - mmcf	567.8	1,502.8	2,070.6	89.867 WI	897.491	1,697.155	395.092	0.000		



OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP B

TIGER 1H 1H
1394 PSL/COWDEN C
TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 11/2017 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495300160000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 322

Table 23 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- TIGER 1H 1H PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 47.5 242.2 21.6 34.587 144.643 15.707 57.693 1.891 17.701 12-2020 32.0 163.1 14.5 23.295 97.421 10.579 57.693 1.891 17.701 12-2021 24.4 124.7 11.1 17.803 74.453 8.085 57.693 1.891 17.701 12-2022 20.0 102.0 9.1 14.568 60.924 6.616 57.693 1.891 17.701 12-2023 17.0 86.8 7.7 12.398 51.849 5.630 57.693 1.891 17.701 12-2024 14.9 76.1 6.8 10.861 45.419 4.932 57.693 1.891 17.701 12-2025 13.2 67.5 6.0 9.643 40.326 4.379 57.693 1.891 17.701 12-2026 12.0 61.0 5.4 8.709 36.423 3.955 57.693 1.891 17.701 12-2027 10.9 55.7 5.0 7.954 33.265 3.612 57.693 1.891 17.701 12-2028 10.1 51.3 4.6 7.332 30.663 3.330 57.693 1.891 17.701 12-2029 9.2 47.1 4.2 6.727 28.132 3.055 57.693 1.891 17.701 12-2030 8.5 43.3 3.9 6.189 25.883 2.811 57.693 1.891 17.701 12-2031 7.8 39.9 3.6 5.694 23.813 2.586 57.693 1.891 17.701 12-2032 7.2 36.8 3.3 5.253 21.967 2.386 57.693 1.891 17.701 12-2033 6.6 33.7 3.0 4.819 20.153 2.189 57.693 1.891 17.701 12-2034 6.1 31.0 2.8 4.434 18.542 2.014 57.693 1.891 17.701 12-2035 5.6 28.6 2.5 4.079 17.060 1.853 57.693 1.891 17.701 12-2036 5.2 26.4 2.3 3.763 15.737 1.709 57.693 1.891 17.701 12-2037 4.7 24.2 2.2 3.452 14.438 1.568 57.693 1.891 17.701 S Tot 263.0 1,341.4 119.5 191.561 801.108 86.996 57.693 1.891 17.701 After 31.6 161.4 14.4 23.047 96.383 10.467 57.693 1.891 17.701 Total 294.7 1,502.8 133.8 214.608 897.491 97.463 57.693 1.891 17.701 Cum 142.5 567.8 .0 Ult 437.1 2,070.6 133.8 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,995.420 273.520 278.040 0.000 0.000 2,546.980 133.539 63.675 3.495 12-2020 1,343.970 184.223 187.268 0.000 0.000 1,715.461 89.942 42.887 4.117 12-2021 1,027.110 140.790 143.117 0.000 0.000 1,311.017 68.737 32.775 4.705 12-2022 840.471 115.206 117.111 0.000 0.000 1,072.788 56.246 26.820 5.258 12-2023 715.277 98.046 99.666 0.000 0.000 912.989 47.868 22.825 5.791 12-2024 626.576 85.887 87.307 0.000 0.000 799.770 41.932 19.994 6.298 12-2025 556.312 76.256 77.516 0.000 0.000 710.083 37.230 17.752 6.815 12-2026 502.468 68.875 70.014 0.000 0.000 641.356 33.626 16.034 7.308 12-2027 458.901 62.903 63.943 0.000 0.000 585.747 30.711 14.644 7.792 12-2028 423.017 57.985 58.943 0.000 0.000 539.945 28.309 13.499 8.265 12-2029 388.090 53.197 54.076 0.000 0.000 495.363 25.972 12.384 8.810 12-2030 357.063 48.944 49.753 0.000 0.000 455.760 23.896 11.394 9.383 12-2031 328.517 45.031 45.775 0.000 0.000 419.323 21.985 10.483 10.006 12-2032 303.047 41.540 42.226 0.000 0.000 386.813 20.281 9.670 10.662 12-2033 278.025 38.110 38.740 0.000 0.000 354.875 18.606 8.872 11.422 12-2034 255.797 35.063 35.643 0.000 0.000 326.503 17.119 8.163 12.223 12-2035 235.347 32.260 32.793 0.000 0.000 300.400 15.750 7.510 13.093 12-2036 217.100 29.759 30.251 0.000 0.000 277.110 14.529 6.928 14.007 12-2037 199.175 27.302 27.753 0.000 0.000 254.230 13.329 6.356 15.069 S Tot 11,051.684 1,514.895 1,539.934 0.000 0.000 14,106.512 739.607 352.663 6.614 After 1,329.654 182.260 185.273 0.000 0.000 1,697.187 88.984 42.430 22.248 Total 12,381.338 1,697.155 1,725.207 0.000 0.000 15,803.700 828.591 395.092 8.293 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 88.430 1 0.9 0.000 0.000 152.362 .000 2,108.976 2,108.976 2,019.730 12-2020 88.430 1 0.9 0.000 0.000 102.620 .000 1,391.583 3,500.558 3,229.389 12-2021 88.430 1 0.9 0.000 0.000 78.426 .000 1,042.649 4,543.207 4,052.717 12-2022 88.430 1 0.9 0.000 0.000 64.175 .000 837.118 5,380.325 4,653.460 12-2023 88.430 1 0.9 0.000 0.000 54.615 .000 699.251 6,079.576 5,109.562 12-2024 88.430 1 0.9 0.000 0.000 47.843 .000 601.571 6,681.147 5,466.195 12-2025 88.430 1 0.9 0.000 0.000 42.478 .000 524.194 7,205.341 5,748.646 12-2026 88.430 1 0.9 0.000 0.000 38.366 .000 464.900 7,670.241 5,976.367 12-2027 88.430 1 0.9 0.000 0.000 35.040 .000 416.923 8,087.164 6,162.019 12-2028 88.430 1 0.9 0.000 0.000 32.300 .000 377.407 8,464.571 6,314.787 12-2029 88.430 1 0.9 0.000 0.000 29.633 .000 338.944 8,803.515 6,439.505 12-2030 88.430 1 0.9 0.000 0.000 27.264 .000 304.777 9,108.292 6,541.463 12-2031 88.430 1 0.9 0.000 0.000 25.084 .000 273.341 9,381.633 6,624.599 12-2032 88.430 1 0.9 0.000 0.000 23.139 .000 245.293 9,626.925 6,692.420 12-2033 88.430 1 0.9 0.000 0.000 21.229 .000 217.738 9,844.663 6,747.146 12-2034 88.430 1 0.9 0.000 0.000 19.532 .000 193.261 10,037.924 6,791.307 12-2035 88.430 1 0.9 0.000 0.000 17.970 .000 170.740 10,208.664 6,826.779 12-2036 88.430 1 0.9 0.000 0.000 16.577 .000 150.647 10,359.311 6,855.232 12-2037 88.430 1 0.9 0.000 0.000 15.208 .000 130.907 10,490.217 6,877.707 S Tot 1,680.167 0.000 0.000 843.859 .000 10,490.217 10,490.217 6,877.707 After 919.977 0.000 0.000 101.527 .000 544.270 11,034.487 6,944.845 Total 2,600.144 0.000 0.000 945.385 .000 11,034.487 11,034.487 6,944.845 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 8,457.427 Oil Rate 5,155. 159. bbls/mo 49.8% 1.20 0.0% 8,199. 8,081. $/w/mo Expense 89.8677 89.8677 8.00 7,466.120 Gas Rate 26,294. 811. Mcf/mo 0.0% 0.00 0.0% 10.00 6,944.845 GOR 5,100. 5,100. scf/bbl Revenue 12.00 6,505.509 NGL Rate 2,322. 71. bbls/mo Oil 72.8298 72.8298 NGL Yield 88.3 88.6 bbl/MMcf Gas 72.8298 72.8298 15.00 5,962.716 Gas Shrinkage 20.2 17.3% ______________________________ ______________________ 20.00 5,274.855 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 21.2% 12 Months in first year 29.407 Year Life (05/2048) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 322 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 23

Figure 24

LILIS ENERGY, INC. -- TIGER 3H 1.5

PHANTOM (3RD BONE SPRINGS) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	17,509.	91.5	1.20	7.9	116.
Gas - mcf/mo	113,811.	0.0	0.00	7.9	751.

GOR - scf/bbl Initial	Final
6,500.	6,500.

	12/2018 Cumulatives	37.19 Year Life (03/2056) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	27.1	502.5	529.6	75.307 NI	378.426	21,832.474	1,500.312	4,901.293	21,276.757	13,837.635
Gas - mmcf	175.8	3,266.3	3,442.1	93.503 WI	1,820.231	3,385.629	709.702	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : 3RD BONE SPRINGS

TIGER 3H 1.5

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 19 21 API: 42495341770000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 534

Table 24 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- TIGER 3H 1.5 PHANTOM (3RD BONE SPRINGS) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 120.6 783.9 64.2 90.824 436.863 48.353 57.693 1.860 15.734 12-2020 57.4 373.4 30.6 43.256 208.063 23.029 57.693 1.860 15.734 12-2021 39.4 256.2 21.0 29.679 142.757 15.801 57.693 1.860 15.734 12-2022 30.5 198.5 16.3 22.997 110.616 12.243 57.693 1.860 15.734 12-2023 25.1 163.4 13.4 18.932 91.064 10.079 57.693 1.860 15.734 12-2024 21.5 140.0 11.5 16.216 78.001 8.633 57.693 1.860 15.734 12-2025 18.8 122.3 10.0 14.167 68.143 7.542 57.693 1.860 15.734 12-2026 16.8 109.1 8.9 12.641 60.801 6.730 57.693 1.860 15.734 12-2027 15.2 98.7 8.1 11.435 55.002 6.088 57.693 1.860 15.734 12-2028 13.9 90.5 7.4 10.483 50.425 5.581 57.693 1.860 15.734 12-2029 12.8 83.0 6.8 9.614 46.242 5.118 57.693 1.860 15.734 12-2030 11.7 76.3 6.3 8.845 42.546 4.709 57.693 1.860 15.734 12-2031 10.8 70.2 5.8 8.138 39.144 4.333 57.693 1.860 15.734 12-2032 10.0 64.8 5.3 7.507 36.109 3.997 57.693 1.860 15.734 12-2033 9.1 59.4 4.9 6.887 33.128 3.667 57.693 1.860 15.734 12-2034 8.4 54.7 4.5 6.337 30.479 3.374 57.693 1.860 15.734 12-2035 7.7 50.3 4.1 5.830 28.043 3.104 57.693 1.860 15.734 12-2036 7.1 46.4 3.8 5.378 25.868 2.863 57.693 1.860 15.734 12-2037 6.6 42.6 3.5 4.934 23.733 2.627 57.693 1.860 15.734 S Tot 443.6 2,883.7 236.2 334.101 1,607.028 177.869 57.693 1.860 15.734 After 58.9 382.6 31.3 44.325 213.203 23.598 57.693 1.860 15.734 Total 502.5 3,266.3 267.5 378.426 1,820.231 201.467 57.693 1.860 15.734 Cum 27.1 175.8 .0 Ult 529.6 3,442.1 267.5 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 5,239.886 812.565 760.804 0.000 0.000 6,813.255 360.081 170.331 3.386 12-2020 2,495.580 386.997 362.345 0.000 0.000 3,244.923 171.494 81.123 3.753 12-2021 1,712.283 265.529 248.615 0.000 0.000 2,226.426 117.667 55.661 4.073 12-2022 1,326.772 205.747 192.640 0.000 0.000 1,725.159 91.175 43.129 4.370 12-2023 1,092.249 169.378 158.589 0.000 0.000 1,420.216 75.059 35.505 4.653 12-2024 935.572 145.082 135.840 0.000 0.000 1,216.494 64.292 30.412 4.921 12-2025 817.328 126.746 118.672 0.000 0.000 1,062.745 56.166 26.569 5.191 12-2026 729.267 113.090 105.886 0.000 0.000 948.242 50.115 23.706 5.450 12-2027 659.713 102.304 95.787 0.000 0.000 857.804 45.335 21.445 5.702 12-2028 604.821 93.791 87.817 0.000 0.000 786.429 41.563 19.661 5.943 12-2029 554.648 86.011 80.532 0.000 0.000 721.191 38.115 18.030 6.204 12-2030 510.306 79.135 74.094 0.000 0.000 663.534 35.068 16.588 6.478 12-2031 469.508 72.808 68.170 0.000 0.000 610.486 32.264 15.262 6.776 12-2032 433.107 67.163 62.885 0.000 0.000 563.155 29.763 14.079 7.089 12-2033 397.346 61.618 57.693 0.000 0.000 516.656 27.305 12.916 7.452 12-2034 365.579 56.692 53.080 0.000 0.000 475.351 25.122 11.884 7.834 12-2035 336.352 52.159 48.837 0.000 0.000 437.348 23.114 10.934 8.250 12-2036 310.275 48.115 45.050 0.000 0.000 403.440 21.322 10.086 8.687 12-2037 284.656 44.142 41.331 0.000 0.000 370.129 19.561 9.253 9.194 S Tot 19,275.246 2,989.072 2,798.666 0.000 0.000 25,062.984 1,324.581 626.575 4.776 After 2,557.227 396.557 371.296 0.000 0.000 3,325.081 175.731 83.127 15.489 Total 21,832.474 3,385.629 3,169.962 0.000 0.000 28,388.064 1,500.312 709.702 6.030 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 65.079 1 0.9 0.000 0.000 595.419 .000 5,622.345 5,622.345 5,410.157 12-2020 65.079 1 0.9 0.000 0.000 283.578 .000 2,643.649 8,265.994 7,710.830 12-2021 65.079 1 0.9 0.000 0.000 194.570 .000 1,793.450 10,059.443 9,127.733 12-2022 65.079 1 0.9 0.000 0.000 150.764 .000 1,375.012 11,434.456 10,114.750 12-2023 65.079 1 0.9 0.000 0.000 124.115 .000 1,120.459 12,554.915 10,845.708 12-2024 65.079 1 0.9 0.000 0.000 106.311 .000 950.401 13,505.315 11,409.190 12-2025 65.079 1 0.9 0.000 0.000 92.875 .000 822.057 14,327.372 11,852.166 12-2026 65.079 1 0.9 0.000 0.000 82.868 .000 726.475 15,053.847 12,208.026 12-2027 65.079 1 0.9 0.000 0.000 74.965 .000 650.980 15,704.828 12,497.907 12-2028 65.079 1 0.9 0.000 0.000 68.727 .000 591.399 16,296.227 12,737.283 12-2029 65.079 1 0.9 0.000 0.000 63.026 .000 536.942 16,833.169 12,934.843 12-2030 65.079 1 0.9 0.000 0.000 57.987 .000 488.812 17,321.981 13,098.356 12-2031 65.079 1 0.9 0.000 0.000 53.351 .000 444.530 17,766.511 13,233.548 12-2032 65.079 1 0.9 0.000 0.000 49.215 .000 405.020 18,171.531 13,345.520 12-2033 65.079 1 0.9 0.000 0.000 45.151 .000 366.205 18,537.735 13,437.552 12-2034 65.079 1 0.9 0.000 0.000 41.542 .000 331.725 18,869.460 13,513.345 12-2035 65.079 1 0.9 0.000 0.000 38.220 .000 300.001 19,169.461 13,575.663 12-2036 65.079 1 0.9 0.000 0.000 35.257 .000 271.696 19,441.158 13,626.969 12-2037 65.079 1 0.9 0.000 0.000 32.346 .000 243.890 19,685.048 13,668.834 S Tot 1,236.494 0.000 0.000 2,190.286 .000 19,685.048 19,685.048 13,668.834 After 1,183.930 0.000 0.000 290.583 .000 1,591.710 21,276.757 13,837.635 Total 2,420.424 0.000 0.000 2,480.869 .000 21,276.757 21,276.757 13,837.635 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 16,491.117 Oil Rate 19,139. 114. bbls/mo 91.6% 1.20 0.0% 5,799. 5,525. $/w/mo Expense 93.5038 93.5038 8.00 14,741.963 Gas Rate 124,405. 747. Mcf/mo 0.0% 0.00 0.0% 10.00 13,837.635 GOR 6,500. 6,500. scf/bbl Revenue 12.00 13,081.631 NGL Rate 9,493. 58. bbls/mo Oil 75.3079 75.3079 NGL Yield 76.3 78.5 bbl/MMcf Gas 75.3079 75.3079 15.00 12,152.750 Gas Shrinkage 32.3 25.9% ______________________________ ______________________ 20.00 10,978.029 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 15.6% 12 Months in first year 37.194 Year Life (03/2056) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 534 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 24

Figure 25

IMPETRO OPERATING LLC -- TUBB 1 UNIT 1 1

CRITTENDON (ATOKA OOLITIC) FIELD

Winkler COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final		12/2018 Cumulatives	0.0 Year Life (01/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.			Oil - mbbls	0.2	0.0	0.2	57.420 NI	.000	.000	0.000	0.000	.000	.000
Gas - mcf/mo	0.	8.1	0.90	0.0	0.	0.0	0.0	Gas - mmcf	728.3	0.0	728.3	71.950 WI	.000	.000	.000	0.000		



GAS (mcf/mo)
OIL (bbls/mo)
10,000.
100.
1,000.
10.
100.
1.
NON-COMMERCIAL
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: ATOKA OOLITIC

♦ ⊗ ✻ -- Annual Averages Perfs: 15220. - 15270. Status:
First Production 00/ 0 First Data 10/2004 Last Data 09/2018
01 / 16 / 2019 12 : 15 : 19 21 API: 42495300700000

Cawley, Gillespie & Associates, Inc.

TUBB 1 UNIT 1 1
1395 PSL/COWDEN C
TX GAS 1305189

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 24

Table 25 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- TUBB 1 UNIT 1 1 CRITTENDON \(ATOKA OOLITIC\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL Non-Commercial Cum .2 728.3 .0 Ult .2 728.3 .0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 .000 Gas Rate 1,602. 1,602. Mcf/mo 8.2% 0.90 0.0% 0. 0. $/w/mo Expense 93.5038 93.5038 8.00 .000 Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0% 10.00 .000 NGL Rate 0. 0. bbls/mo Revenue 12.00 .000 Cond Yield 0.0 0.0 bbl/MMcf Oil 75.3079 75.3079 NGL Yield 0.0 0.0 bbl/MMcf Gas 75.3079 75.3079 15.00 .000 Gas Shrinkage 100.0 100.0% ______________________________ ______________________ 20.00 .000 Oil Severance 0.0 0.0 % Gas Severance 0.0 0.0 % NGL Severance 0.0 0.0 % Ad___________________________________________ Valorem 0.0% 1 Months in first year .000 Year Life (01/2019) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 24 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. GAS PDP Cawley, Gillespie & Associates, Inc. Table 25

Figure 26
IMPETRO OPERATING LLC -- TUBB 22 UNIT 1R 1R
CRITTENDON (MORROW) FIELD
Winkler COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final		12/2018 Cumulatives	0.0 Year Life (01/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final	Oil - mbbls	0.6	0.0	0.6	67.179 NI	.000	.000	0.000	0.000	.000	.000
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0	Gas - mmcf	2,455.8	0.0	2,455.8	85.428 WI	.000	.000	.000	0.000		



GAS (mcf/mo) Δ
OIL (bbls/mo) ∇
10,000.
100.
1,000.
10.
100.
1.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
NON-COMMERCIAL
TIME (years)

Reservoir: MORROW

♦ ⊗ ✻ -- Annual Averages Perfs: 15440. - 15504. Status:
First Production 00/ 0 First Data 02/1997 Last Data 07/2017
01 / 16 / 2019 12 : 15 : 20 21 API: 4249510934

Cawley, Gillespie & Associates, Inc.

TUBB 22 UNIT 1R 1R
1414 PSL/COWDEN C
TX GAS 291703

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 104

Table 26 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- TUBB 22 UNIT 1R 1R CRITTENDON \(MORROW\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL Non-Commercial Cum .6 2,455.8 .0 Ult .6 2,455.8 .0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 .000 Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0% 0. 0. $/w/mo Expense 93.5038 93.5038 8.00 .000 Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0% 10.00 .000 NGL Rate 0. 0. bbls/mo Revenue 12.00 .000 Cond Yield 0.0 0.0 bbl/MMcf Oil 75.3079 75.3079 NGL Yield 0.0 0.0 bbl/MMcf Gas 75.3079 75.3079 15.00 .000 Gas Shrinkage 0.0 0.0% ______________________________ ______________________ 20.00 .000 Oil Severance 0.0 0.0 % Gas Severance 0.0 0.0 % NGL Severance 0.0 0.0 % Ad___________________________________________ Valorem 0.0% 1 Months in first year .000 Year Life (01/2019) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 104 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. GAS PDP Cawley, Gillespie & Associates, Inc. Table 26

Figure 27
IMPETRO OPERATING LLC -- TUBB 9 UNIT 1 1
CRITTENDON (MORROW) FIELD
Winkler COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final		12/2018 Cumulatives	0.0 Year Life (01/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.			Oil - mbbls	3.0	0.0	3.0	55.443 NI	.000	.000	0.000	0.000	.000	.000
Gas - mcf/mo	0.	8.0	0.00	0.0	0.	0.0	0.0	Gas - mmcf	1,418.8	0.0	1,418.8	69.581 WI	.000	.000	.000	0.000		



GAS (mcf/mo)
OIL (bbls/mo)
10,000.
100.
1,000.
10.
100.
1.
NON-COMMERCIAL
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: MORROW

TUBB 9 UNIT 1 1
1377 PSL/COWDEN C
TX GAS 413705

♦ ⊗ ✻ -- Annual Averages Perfs: 16008. - 15305. Status:
First Production 00/ 0 First Data 12/2000 Last Data 03/2018
01 / 16 / 2019 12 : 15 : 20 21 API: 4249510933

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 94

Table 27 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- TUBB 9 UNIT 1 1 CRITTENDON \(MORROW\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL Non-Commercial Cum 3.0 1,418.8 .0 Ult 3.0 1,418.8 .0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 .000 Gas Rate 22. 22. Mcf/mo 8.0% 0.00 0.0% 0. 0. $/w/mo Expense 93.5038 93.5038 8.00 .000 Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0% 10.00 .000 NGL Rate 0. 0. bbls/mo Revenue 12.00 .000 Cond Yield 0.0 0.0 bbl/MMcf Oil 75.3079 75.3079 NGL Yield 0.0 0.0 bbl/MMcf Gas 75.3079 75.3079 15.00 .000 Gas Shrinkage 100.0 100.0% ______________________________ ______________________ 20.00 .000 Oil Severance 0.0 0.0 % Gas Severance 0.0 0.0 % NGL Severance 0.0 0.0 % Ad___________________________________________ Valorem 0.0% 1 Months in first year .000 Year Life (01/2019) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 94 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. GAS PDP Cawley, Gillespie & Associates, Inc. Table 27

Figure 28
IMPETRO OPERATING LLC -- TUBB ESTATE 1-75 1 1
CRITTENDON (BRUSHY CANYON) FIELD
Winkler COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	0.0 Year Life (01/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	17.6	1.20	0.0	0.	0.	0.	Oil - mbbls	74.4	0.0	74.4	48.534 NI	.000	.000	0.000	0.000	.000	.000
Gas - mcf/mo	0.	20.7	1.20	0.0	0.			Gas - mmcf	89.7	0.0	89.7	62.906 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
1,000.
100.
10.
NON-COMMERCIAL
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: BRUSHY CANYON

♦ ⊗ ✻ -- Annual Averages Perfs: 7900. - 8560. Status:
First Production 00/ 0 First Data 11/2001 Last Data 08/2018
01 / 16 / 2019 12 : 15 : 20 21 API: 42495301270000

Cawley, Gillespie & Associates, Inc.

TUBB ESTATE 1-75 1 1
1381 PSL/COWDEN C
TX OIL 510038

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 23

Table 28 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- TUBB ESTATE 1-75 1 1 CRITTENDON \(BRUSHY CANYON\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL Non-Commercial Cum 74.4 89.7 .0 Ult 74.4 89.7 .0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 .000 Oil Rate 3. 3. bbls/mo 17.7% 1.20 0.0% 0. 0. $/w/mo Expense 93.5038 93.5038 8.00 .000 Gas Rate 67. 67. Mcf/mo 20.8% 1.20 0.0% 10.00 .000 GOR 17,600. 17,600. scf/bbl Revenue 12.00 .000 NGL Rate 0. 0. bbls/mo Oil 75.3079 75.3079 NGL Yield 0.0 0.0 bbl/MMcf Gas 75.3079 75.3079 15.00 .000 Gas Shrinkage 100.0 100.0% ______________________________ ______________________ 20.00 .000 Oil Severance 0.0 0.0 % Gas Severance 0.0 0.0 % NGL Severance 0.0 0.0 % Ad___________________________________________ Valorem 0.0% 1 Months in first year .000 Year Life (01/2019) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 23 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 28

Figure 29

IMPETRO OPERATING LLC -- TUBB ESTATE 21 2 2
CRITTENDON (BRUSHY CANYON) FIELD
Winkler COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	0.0 Year Life (01/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	8.0	0.00	0.0	0.			Oil - mbbls	29.7	0.0	29.7	65.911 NI	.000	.000	0.000	0.000	.000	.000
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.	Gas - mmcf	19.5	0.0	19.5	89.818 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
100.
10.
1.
NON-COMMERCIAL
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34

Reservoir : BRUSHY CANYON

TIME (years)

TUBB ESTATE 21 2 2
1391 PSL/COWDEN C
TX OIL 1320325

♦ ⊗ ✻ -- Annual Averages Perfs: 8366. - 8394. Status:
First Production 00/ 0 First Data 12/2004 Last Data 09/2018
01 / 16 / 2019 12 : 15 : 20 21 API: 42495302850000

MKR G:\CGA8538\PHD \pdp.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 88

Table 29 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- TUBB ESTATE 21 2 2 CRITTENDON \(BRUSHY CANYON\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL Non-Commercial Cum 29.7 19.5 .0 Ult 29.7 19.5 .0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 .000 Oil Rate 106. 106. bbls/mo 8.0% 0.00 0.0% 0. 0. $/w/mo Expense 93.5038 93.5038 8.00 .000 Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0% 10.00 .000 GOR 0. 0. scf/bbl Revenue 12.00 .000 NGL Rate 0. 0. bbls/mo Oil 75.3079 75.3079 NGL Yield 0.0 0.0 bbl/MMcf Gas 75.3079 75.3079 15.00 .000 Gas Shrinkage 0.0 0.0% ______________________________ ______________________ 20.00 .000 Oil Severance 0.0 0.0 % Gas Severance 0.0 0.0 % NGL Severance 0.0 0.0 % Ad___________________________________________ Valorem 0.0% 1 Months in first year .000 Year Life (01/2019) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 88 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 29

Figure 30
IMPETRO OPERATING LLC -- TUBB ESTATE 25 1 1
CRITTENDON (ELLEN. 21450) FIELD
Winkler COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final		12/2018 Cumulatives	0.0 Year Life (01/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.			Oil - mbbls	0.0	0.0	0.0	72.076 NI	.000	.000	0.000	0.000	.000	.000
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0	Gas - mmcf	58.5	0.0	58.5	90.735 WI	.000	.000	.000	0.000		



GAS (mcf/mo) Δ
OIL (bbls/mo) ∇
10,000.
100.
1,000.
10.
100.
1.
NON-COMMERCIAL
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: ELLEN. 21450

TUBB ESTATE 25 1 1
1394 PSL/COWDEN C
TX GAS 2891901

♦ ⊗ ✻ -- Annual Averages Perfs: 21466. - 21673. Status:
First Production 00/ 0 First Data 06/2009 Last Data 03/2017
01 / 16 / 2019 12 : 15 : 20 21 API: 4249510811

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 99

Table 30 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- TUBB ESTATE 25 1 1 CRITTENDON \(ELLEN. 21450\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL Non-Commercial Cum .0 58.5 .0 Ult .0 58.5 .0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 .000 Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0% 0. 0. $/w/mo Expense 93.5038 93.5038 8.00 .000 Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0% 10.00 .000 NGL Rate 0. 0. bbls/mo Revenue 12.00 .000 Cond Yield 0.0 0.0 bbl/MMcf Oil 75.3079 75.3079 NGL Yield 0.0 0.0 bbl/MMcf Gas 75.3079 75.3079 15.00 .000 Gas Shrinkage 0.0 0.0% ______________________________ ______________________ 20.00 .000 Oil Severance 0.0 0.0 % Gas Severance 0.0 0.0 % NGL Severance 0.0 0.0 % Ad___________________________________________ Valorem 0.0% 1 Months in first year .000 Year Life (01/2019) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 99 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. GAS PDP Cawley, Gillespie & Associates, Inc. Table 30

Figure 31

IMPETRO OPERATING LLC -- TUBB ESTATE 25 3 3

CRITTENDON (BRUSHY CANYON) FIELD

Winkler COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	0.0 Year Life (01/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final	Oil - mbbls	11.7	0.0	11.7	75.779 NI	.000	.000	0.000	0.000	.000	.000
Gas - mcf/mo	0.	15.0	1.40	0.0	0.	0.	0.	Gas - mmcf	12.8	0.0	12.8	93.593 WI	.000	.000	.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
100.
10.
1.
NON-COMMERCIAL
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : BRUSHY CANYON

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 06/2013 Last Data 03/2018
01 / 16 / 2019 12 : 15 : 20 21 API: 4249532097

Cawley, Gillespie & Associates, Inc.

TUBB ESTATE 25 3 3
1394 PSL/COWDEN C
TX OIL 3473393

MKR G:\CGA8538\PHD \pdp.out

(DEFAULT) ASN 71

Table 31 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- TUBB ESTATE 25 3 3 CRITTENDON \(BRUSHY CANYON\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL Non-Commercial Cum 11.7 12.8 .0 Ult 11.7 12.8 .0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 .000 Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0% 0. 0. $/w/mo Expense 93.5038 93.5038 8.00 .000 Gas Rate 50. 50. Mcf/mo 15.0% 1.40 0.0% 10.00 .000 GOR 0. 0. scf/bbl Revenue 12.00 .000 NGL Rate 0. 0. bbls/mo Oil 75.3079 75.3079 NGL Yield 0.0 0.0 bbl/MMcf Gas 75.3079 75.3079 15.00 .000 Gas Shrinkage 100.0 100.0% ______________________________ ______________________ 20.00 .000 Oil Severance 0.0 0.0 % Gas Severance 0.0 0.0 % NGL Severance 0.0 0.0 % Ad___________________________________________ Valorem 0.0% 1 Months in first year .000 Year Life (01/2019) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 71 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 31

Figure 32
LILIS ENERGY, INC. -- WEST AXIS 1H 1.5
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl	
Oil - bbls/mo	14,757.	81.6	1.20	8.1	153.	Initial	Final
Gas - mcf/mo	28,038.	0.0	0.00	8.1	290.	1,900.	1,900.

	12/2018 Cumulatives	35.15 Year Life (02/2054) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	63.0	527.6	590.6	74.999 NI	395.704	22,829.283	1,204.032	5,232.337	17,775.828	11,417.115
Gas - mmcf	17.5	1,002.5	1,019.9	100.000 WI	556.360	1,034.830	620.826	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP B

WEST AXIS 1H 1.5

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 20 21 API: 42495341390000

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 436

Table 32 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- WEST AXIS 1H 1.5 PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 113.5 215.7 17.7 85.145 119.715 13.250 57.693 1.860 15.734 12-2020 60.2 114.3 9.4 45.135 63.460 7.024 57.693 1.860 15.734 12-2021 42.4 80.5 6.6 31.768 44.666 4.944 57.693 1.860 15.734 12-2022 33.2 63.1 5.2 24.909 35.022 3.876 57.693 1.860 15.734 12-2023 27.5 52.3 4.3 20.648 29.032 3.213 57.693 1.860 15.734 12-2024 23.7 45.0 3.7 17.767 24.980 2.765 57.693 1.860 15.734 12-2025 20.8 39.4 3.2 15.571 21.893 2.423 57.693 1.860 15.734 12-2026 18.6 35.3 2.9 13.927 19.581 2.167 57.693 1.860 15.734 12-2027 16.8 32.0 2.6 12.622 17.747 1.964 57.693 1.860 15.734 12-2028 15.5 29.4 2.4 11.588 16.292 1.803 57.693 1.860 15.734 12-2029 14.2 26.9 2.2 10.629 14.944 1.654 57.693 1.860 15.734 12-2030 13.0 24.8 2.0 9.779 13.749 1.522 57.693 1.860 15.734 12-2031 12.0 22.8 1.9 8.997 12.650 1.400 57.693 1.860 15.734 12-2032 11.1 21.0 1.7 8.300 11.669 1.292 57.693 1.860 15.734 12-2033 10.2 19.3 1.6 7.614 10.706 1.185 57.693 1.860 15.734 12-2034 9.3 17.7 1.5 7.006 9.850 1.090 57.693 1.860 15.734 12-2035 8.6 16.3 1.3 6.446 9.063 1.003 57.693 1.860 15.734 12-2036 7.9 15.1 1.2 5.946 8.360 .925 57.693 1.860 15.734 12-2037 7.3 13.8 1.1 5.455 7.670 .849 57.693 1.860 15.734 S Tot 465.7 884.8 72.5 349.253 491.049 54.350 57.693 1.860 15.734 After 61.9 117.7 9.6 46.452 65.311 7.229 57.693 1.860 15.734 Total 527.6 1,002.5 82.1 395.704 556.360 61.579 57.693 1.860 15.734 Cum 63.0 17.5 .0 Ult 590.6 1,019.9 82.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 4,912.282 222.669 208.485 0.000 0.000 5,343.436 259.077 133.586 5.884 12-2020 2,603.976 118.036 110.517 0.000 0.000 2,832.528 137.335 70.813 6.426 12-2021 1,832.784 83.078 77.786 0.000 0.000 1,993.649 96.662 49.841 6.912 12-2022 1,437.080 65.141 60.992 0.000 0.000 1,563.213 75.793 39.080 7.364 12-2023 1,191.263 53.999 50.559 0.000 0.000 1,295.821 62.828 32.396 7.795 12-2024 1,025.027 46.463 43.504 0.000 0.000 1,114.994 54.061 27.875 8.205 12-2025 898.358 40.722 38.128 0.000 0.000 977.207 47.380 24.430 8.618 12-2026 803.484 36.421 34.101 0.000 0.000 874.007 42.376 21.850 9.014 12-2027 728.199 33.009 30.906 0.000 0.000 792.113 38.406 19.803 9.400 12-2028 668.521 30.303 28.373 0.000 0.000 727.197 35.258 18.180 9.769 12-2029 613.208 27.796 26.026 0.000 0.000 667.030 32.341 16.676 10.175 12-2030 564.184 25.574 23.945 0.000 0.000 613.703 29.755 15.343 10.601 12-2031 519.079 23.529 22.031 0.000 0.000 564.639 27.377 14.116 11.064 12-2032 478.834 21.705 20.322 0.000 0.000 520.862 25.254 13.022 11.551 12-2033 439.298 19.913 18.644 0.000 0.000 477.856 23.169 11.946 12.116 12-2034 404.177 18.321 17.154 0.000 0.000 439.652 21.317 10.991 12.711 12-2035 371.864 16.856 15.783 0.000 0.000 404.503 19.612 10.113 13.357 12-2036 343.033 15.549 14.559 0.000 0.000 373.142 18.092 9.329 14.037 12-2037 314.710 14.266 13.357 0.000 0.000 342.332 16.598 8.558 14.825 S Tot 20,149.361 913.351 855.170 0.000 0.000 21,917.883 1,062.691 547.947 8.107 After 2,679.922 121.478 113.740 0.000 0.000 2,915.140 141.341 72.878 23.393 Total 22,829.283 1,034.830 968.910 0.000 0.000 24,833.023 1,204.032 620.826 9.901 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 69.600 1 1.0 0.000 0.000 599.428 .000 4,281.745 4,281.745 4,113.483 12-2020 69.600 1 1.0 0.000 0.000 317.754 .000 2,237.026 6,518.771 6,059.736 12-2021 69.600 1 1.0 0.000 0.000 223.648 .000 1,553.898 8,072.669 7,287.247 12-2022 69.600 1 1.0 0.000 0.000 175.362 .000 1,203.379 9,276.047 8,151.013 12-2023 69.600 1 1.0 0.000 0.000 145.365 .000 985.632 10,261.679 8,793.993 12-2024 69.600 1 1.0 0.000 0.000 125.080 .000 838.378 11,100.057 9,291.050 12-2025 69.600 1 1.0 0.000 0.000 109.623 .000 726.174 11,826.231 9,682.354 12-2026 69.600 1 1.0 0.000 0.000 98.046 .000 642.134 12,468.365 9,996.898 12-2027 69.600 1 1.0 0.000 0.000 88.859 .000 575.445 13,043.810 10,253.142 12-2028 69.600 1 1.0 0.000 0.000 81.577 .000 522.582 13,566.392 10,464.665 12-2029 69.600 1 1.0 0.000 0.000 74.828 .000 473.586 14,039.978 10,638.916 12-2030 69.600 1 1.0 0.000 0.000 68.845 .000 430.159 14,470.137 10,782.811 12-2031 69.600 1 1.0 0.000 0.000 63.341 .000 390.205 14,860.342 10,901.482 12-2032 69.600 1 1.0 0.000 0.000 58.430 .000 354.556 15,214.898 10,999.506 12-2033 69.600 1 1.0 0.000 0.000 53.606 .000 319.534 15,534.432 11,079.810 12-2034 69.600 1 1.0 0.000 0.000 49.320 .000 288.424 15,822.856 11,145.711 12-2035 69.600 1 1.0 0.000 0.000 45.377 .000 259.801 16,082.657 11,199.679 12-2036 69.600 1 1.0 0.000 0.000 41.859 .000 234.262 16,316.919 11,243.918 12-2037 69.600 1 1.0 0.000 0.000 38.403 .000 209.173 16,526.093 11,279.825 S Tot 1,322.400 0.000 0.000 2,458.752 .000 16,526.093 16,526.093 11,279.825 After 1,124.164 0.000 0.000 327.021 .000 1,249.736 17,775.828 11,417.115 Total 2,446.564 0.000 0.000 2,785.773 .000 17,775.828 17,775.828 11,417.115 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 13,704.402 Oil Rate 15,711. 151. bbls/mo 81.6% 1.20 0.0% 5,800. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 12,198.480 Gas Rate 29,851. 287. Mcf/mo 0.0% 0.00 0.0% 10.00 11,417.115 GOR 1,900. 1,900. scf/bbl Revenue 12.00 10,762.901 NGL Rate 2,338. 24. bbls/mo Oil 74.9996 74.9996 NGL Yield 78.4 84.2 bbl/MMcf Gas 74.9996 74.9996 15.00 9,958.414 Gas Shrinkage 30.5 25.8% ______________________________ ______________________ 20.00 8,941.195 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 18.3% 12 Months in first year 35.154 Year Life (02/2054) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 436 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 32

Figure 33

LILIS ENERGY, INC. -- WILD HOG 2H (CGA)

PHANTOM (WOLFCAMP XY) FIELD

LEA COUNTY, NEW MEXICO

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	35.81 Year Life (10/2054) Remaining Reserves	Ultimate Recovery
Oil - bbls/mo	6,506.	73.7	1.20	8.0	76.	5,200.	5,200.	Oil - mbbls	66.0	268.3	334.4
Gas - mcf/mo	33,829.	0.0	0.00	8.0	394.			Gas - mmcf	285.9	1,395.3	1,681.2

Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
79.375 NI	212.981	12,566.747	1,110.809	3,070.930	10,386.837	6,535.383
100.000 WI	764.177	1,445.058	766.767	0.000		



OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : WOLFCAMP XY

WILD HOG 2H (CGA)

NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 05/2018 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 20 21 API: 3002544112

MKR G:\CGA8538\PHD \pdp.out

(DEFAULT) ASN 481

Cawley, Gillespie & Associates, Inc.

Table 33 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- WILD HOG 2H (CGA) PHANTOM (WOLFCAMP XY) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 53.3 277.0 23.0 42.286 151.721 18.219 59.004 1.891 14.423 12-2020 30.2 156.9 13.0 23.945 85.915 10.317 59.004 1.891 14.423 12-2021 21.6 112.5 9.3 17.174 61.621 7.400 59.004 1.891 14.423 12-2022 17.1 89.0 7.4 13.590 48.762 5.855 59.004 1.891 14.423 12-2023 14.3 74.2 6.1 11.327 40.642 4.880 59.004 1.891 14.423 12-2024 12.3 64.1 5.3 9.782 35.098 4.215 59.004 1.891 14.423 12-2025 10.8 56.3 4.7 8.595 30.840 3.703 59.004 1.891 14.423 12-2026 9.7 50.5 4.2 7.703 27.637 3.319 59.004 1.891 14.423 12-2027 8.8 45.8 3.8 6.991 25.085 3.012 59.004 1.891 14.423 12-2028 8.1 42.1 3.5 6.425 23.054 2.768 59.004 1.891 14.423 12-2029 7.4 38.6 3.2 5.894 21.148 2.540 59.004 1.891 14.423 12-2030 6.8 35.5 2.9 5.423 19.458 2.337 59.004 1.891 14.423 12-2031 6.3 32.7 2.7 4.989 17.902 2.150 59.004 1.891 14.423 12-2032 5.8 30.2 2.5 4.603 16.514 1.983 59.004 1.891 14.423 12-2033 5.3 27.7 2.3 4.223 15.151 1.819 59.004 1.891 14.423 12-2034 4.9 25.5 2.1 3.885 13.939 1.674 59.004 1.891 14.423 12-2035 4.5 23.4 1.9 3.574 12.825 1.540 59.004 1.891 14.423 12-2036 4.2 21.6 1.8 3.297 11.831 1.421 59.004 1.891 14.423 12-2037 3.8 19.8 1.6 3.025 10.854 1.303 59.004 1.891 14.423 S Tot 235.3 1,223.3 101.4 186.733 669.998 80.455 59.004 1.891 14.423 After 33.1 172.0 14.2 26.248 94.179 11.309 59.004 1.891 14.423 Total 268.3 1,395.3 115.6 212.981 764.177 91.765 59.004 1.891 14.423 Cum 66.0 285.9 .0 Ult 334.4 1,681.2 115.6 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 2,495.024 286.904 262.778 0.000 0.000 3,044.706 220.542 152.235 4.631 12-2020 1,412.861 162.466 148.803 0.000 0.000 1,724.130 124.887 86.207 5.013 12-2021 1,013.353 116.526 106.727 0.000 0.000 1,236.607 89.573 61.830 5.360 12-2022 801.881 92.209 84.455 0.000 0.000 978.544 70.880 48.927 5.684 12-2023 668.353 76.854 70.391 0.000 0.000 815.599 59.078 40.780 5.994 12-2024 577.179 66.370 60.789 0.000 0.000 704.338 51.018 35.217 6.288 12-2025 507.166 58.319 53.415 0.000 0.000 618.900 44.830 30.945 6.585 12-2026 454.486 52.262 47.867 0.000 0.000 554.615 40.173 27.731 6.870 12-2027 412.523 47.436 43.447 0.000 0.000 503.407 36.464 25.170 7.148 12-2028 379.111 43.594 39.928 0.000 0.000 462.634 33.511 23.132 7.414 12-2029 347.783 39.992 36.629 0.000 0.000 424.404 30.741 21.220 7.710 12-2030 319.979 36.795 33.700 0.000 0.000 390.474 28.284 19.524 8.020 12-2031 294.397 33.853 31.006 0.000 0.000 359.256 26.023 17.963 8.358 12-2032 271.572 31.228 28.602 0.000 0.000 331.403 24.005 16.570 8.713 12-2033 249.149 28.650 26.241 0.000 0.000 304.040 22.023 15.202 9.126 12-2034 229.231 26.359 24.143 0.000 0.000 279.733 20.262 13.987 9.560 12-2035 210.904 24.252 22.213 0.000 0.000 257.369 18.642 12.868 10.031 12-2036 194.553 22.372 20.490 0.000 0.000 237.415 17.197 11.871 10.527 12-2037 178.489 20.525 18.799 0.000 0.000 217.812 15.777 10.891 11.103 S Tot 11,017.996 1,266.966 1,160.422 0.000 0.000 13,445.384 973.911 672.269 6.278 After 1,548.751 178.092 163.115 0.000 0.000 1,889.959 136.898 94.498 17.636 Total 12,566.747 1,445.058 1,323.538 0.000 0.000 15,335.343 1,110.809 766.767 7.677 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 39.600 1 1.0 0.000 0.000 328.163 .000 2,304.165 2,304.165 2,211.507 12-2020 39.600 1 1.0 0.000 0.000 185.830 .000 1,287.608 3,591.773 3,331.500 12-2021 39.600 1 1.0 0.000 0.000 133.284 .000 912.320 4,504.092 4,052.120 12-2022 39.600 1 1.0 0.000 0.000 105.469 .000 713.667 5,217.760 4,564.348 12-2023 39.600 1 1.0 0.000 0.000 87.907 .000 588.235 5,805.995 4,948.070 12-2024 39.600 1 1.0 0.000 0.000 75.915 .000 502.588 6,308.583 5,246.035 12-2025 39.600 1 1.0 0.000 0.000 66.706 .000 436.819 6,745.402 5,481.413 12-2026 39.600 1 1.0 0.000 0.000 59.777 .000 387.333 7,132.736 5,671.141 12-2027 39.600 1 1.0 0.000 0.000 54.258 .000 347.914 7,480.650 5,826.064 12-2028 39.600 1 1.0 0.000 0.000 49.863 .000 316.528 7,797.178 5,954.182 12-2029 39.600 1 1.0 0.000 0.000 45.743 .000 287.099 8,084.277 6,059.817 12-2030 39.600 1 1.0 0.000 0.000 42.086 .000 260.980 8,345.257 6,147.119 12-2031 39.600 1 1.0 0.000 0.000 38.721 .000 236.950 8,582.207 6,219.181 12-2032 39.600 1 1.0 0.000 0.000 35.719 .000 215.509 8,797.716 6,278.762 12-2033 39.600 1 1.0 0.000 0.000 32.770 .000 194.445 8,992.161 6,327.629 12-2034 39.600 1 1.0 0.000 0.000 30.150 .000 175.734 9,167.894 6,367.781 12-2035 39.600 1 1.0 0.000 0.000 27.740 .000 158.518 9,326.412 6,400.710 12-2036 39.600 1 1.0 0.000 0.000 25.589 .000 143.158 9,469.570 6,427.744 12-2037 39.600 1 1.0 0.000 0.000 23.476 .000 128.068 9,597.639 6,449.728 S Tot 752.400 0.000 0.000 1,449.166 .000 9,597.639 9,597.639 6,449.728 After 665.661 0.000 0.000 203.703 .000 789.198 10,386.837 6,535.383 Total 1,418.061 0.000 0.000 1,652.869 .000 10,386.837 10,386.837 6,535.383 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 7,912.271 Oil Rate 6,840. 75. bbls/mo 73.7% 1.20 0.0% 3,300. 3,252. $/w/mo Expense 100.0000 100.0000 8.00 7,004.523 Gas Rate 35,569. 389. Mcf/mo 0.0% 0.00 0.0% 10.00 6,535.383 GOR 5,200. 5,200. scf/bbl Revenue 12.00 6,143.642 NGL Rate 2,854. 32. bbls/mo Oil 79.3750 79.3750 NGL Yield 80.3 82.4 bbl/MMcf Gas 79.3750 79.3750 15.00 5,663.334 Gas Shrinkage 34.4 30.5% ______________________________ ______________________ 20.00 5,058.467 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 21.3% 12 Months in first year 35.819 Year Life (10/2054) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 481 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 33

Figure 34
LILIS ENERGY, INC. -- WILD HOG BWX ST COM 1H #1H
TBD (WOLFCAMP B) FIELD
LEA COUNTY, NEW MEXICO

Reserve Category: PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	38.69 Year Life (09/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	4,254.	41.2	1.20	8.1	75.	Initial	Final	Oil - mbbls	124.6	300.8	425.4	80.312 NI	241.542	14,251.972	1,250.182	3,384.457	11,772.885	6,773.415
Gas - mcf/mo	21,270.	0.0	0.00	8.1	375.	5,000.	5,000.	Gas - mmcf	312.3	1,503.8	1,816.0	100.000 WI	833.322	1,575.811	863.554	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir: WOLFCAMP B

WILD HOG BWX ST COM 1H #1H
S:20, T:26S, R:36E 2
NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 09/2017 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 20 21 API: 3002542733

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 314

Table 34 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves LILIS ENERGY, INC. -- WILD HOG BWX ST COM 1H #1H TBD (WOLFCAMP B) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 42.1 210.3 17.4 33.779 116.537 13.994 59.004 1.891 14.423 12-2020 30.1 150.5 12.5 24.180 83.421 10.017 59.004 1.891 14.423 12-2021 23.7 118.3 9.8 19.005 65.567 7.873 59.004 1.891 14.423 12-2022 19.7 98.4 8.2 15.806 54.531 6.548 59.004 1.891 14.423 12-2023 16.9 84.6 7.0 13.595 46.904 5.632 59.004 1.891 14.423 12-2024 14.9 74.7 6.2 11.999 41.397 4.971 59.004 1.891 14.423 12-2025 13.3 66.7 5.5 10.713 36.961 4.438 59.004 1.891 14.423 12-2026 12.1 60.5 5.0 9.718 33.528 4.026 59.004 1.891 14.423 12-2027 11.1 55.4 4.6 8.904 30.719 3.689 59.004 1.891 14.423 12-2028 10.2 51.1 4.2 8.213 28.334 3.402 59.004 1.891 14.423 12-2029 9.4 46.9 3.9 7.535 25.995 3.122 59.004 1.891 14.423 12-2030 8.6 43.2 3.6 6.932 23.917 2.872 59.004 1.891 14.423 12-2031 7.9 39.7 3.3 6.378 22.005 2.642 59.004 1.891 14.423 12-2032 7.3 36.6 3.0 5.884 20.299 2.438 59.004 1.891 14.423 12-2033 6.7 33.6 2.8 5.398 18.623 2.236 59.004 1.891 14.423 12-2034 6.2 30.9 2.6 4.966 17.134 2.057 59.004 1.891 14.423 12-2035 5.7 28.4 2.4 4.569 15.764 1.893 59.004 1.891 14.423 12-2036 5.2 26.2 2.2 4.215 14.542 1.746 59.004 1.891 14.423 12-2037 4.8 24.1 2.0 3.867 13.341 1.602 59.004 1.891 14.423 S Tot 256.1 1,280.4 106.1 205.657 709.517 85.201 59.004 1.891 14.423 After 44.7 223.4 18.5 35.885 123.804 14.867 59.004 1.891 14.423 Total 300.8 1,503.8 124.6 241.542 833.322 100.068 59.004 1.891 14.423 Cum 124.6 312.3 .0 Ult 425.4 1,816.0 124.6 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,993.091 220.372 201.840 0.000 0.000 2,415.303 174.834 120.765 4.794 12-2020 1,426.722 157.750 144.484 0.000 0.000 1,728.956 125.152 86.448 5.047 12-2021 1,121.370 123.988 113.561 0.000 0.000 1,358.918 98.366 67.946 5.289 12-2022 932.620 103.118 94.446 0.000 0.000 1,130.184 81.809 56.509 5.517 12-2023 802.178 88.695 81.236 0.000 0.000 972.110 70.367 48.605 5.738 12-2024 707.999 78.282 71.699 0.000 0.000 857.980 62.106 42.899 5.948 12-2025 632.128 69.893 64.016 0.000 0.000 766.037 55.450 38.302 6.163 12-2026 573.417 63.401 58.070 0.000 0.000 694.888 50.300 34.744 6.368 12-2027 525.379 58.090 53.205 0.000 0.000 636.674 46.086 31.834 6.570 12-2028 484.591 53.580 49.074 0.000 0.000 587.246 42.508 29.362 6.773 12-2029 444.580 49.156 45.022 0.000 0.000 538.758 38.998 26.938 7.009 12-2030 409.037 45.226 41.423 0.000 0.000 495.686 35.881 24.784 7.256 12-2031 376.335 41.611 38.111 0.000 0.000 456.057 33.012 22.803 7.525 12-2032 347.158 38.384 35.157 0.000 0.000 420.699 30.453 21.035 7.808 12-2033 318.494 35.215 32.254 0.000 0.000 385.963 27.938 19.298 8.137 12-2034 293.031 32.400 29.675 0.000 0.000 355.106 25.705 17.755 8.482 12-2035 269.604 29.810 27.303 0.000 0.000 326.716 23.650 16.336 8.858 12-2036 248.701 27.498 25.186 0.000 0.000 301.386 21.816 15.069 9.253 12-2037 228.167 25.228 23.106 0.000 0.000 276.501 20.015 13.825 9.711 S Tot 12,134.599 1,341.697 1,228.869 0.000 0.000 14,705.165 1,064.446 735.258 6.143 After 2,117.373 234.114 214.426 0.000 0.000 2,565.912 185.736 128.296 15.936 Total 14,251.972 1,575.811 1,443.295 0.000 0.000 17,271.077 1,250.182 863.554 7.597 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 39.600 1 1.0 0.000 0.000 259.086 .000 1,821.018 1,821.018 1,742.563 12-2020 39.600 1 1.0 0.000 0.000 185.462 .000 1,292.294 3,113.312 2,865.487 12-2021 39.600 1 1.0 0.000 0.000 145.769 .000 1,007.237 4,120.549 3,660.664 12-2022 39.600 1 1.0 0.000 0.000 121.233 .000 831.032 4,951.581 4,256.936 12-2023 39.600 1 1.0 0.000 0.000 104.277 .000 709.261 5,660.842 4,719.502 12-2024 39.600 1 1.0 0.000 0.000 92.034 .000 621.342 6,282.183 5,087.810 12-2025 39.600 1 1.0 0.000 0.000 82.171 .000 550.513 6,832.696 5,384.412 12-2026 39.600 1 1.0 0.000 0.000 74.539 .000 495.704 7,328.400 5,627.199 12-2027 39.600 1 1.0 0.000 0.000 68.295 .000 450.859 7,779.259 5,827.946 12-2028 39.600 1 1.0 0.000 0.000 62.993 .000 412.782 8,192.041 5,995.021 12-2029 39.600 1 1.0 0.000 0.000 57.792 .000 375.430 8,567.472 6,133.155 12-2030 39.600 1 1.0 0.000 0.000 53.171 .000 342.250 8,909.721 6,247.640 12-2031 39.600 1 1.0 0.000 0.000 48.920 .000 311.722 9,221.443 6,342.441 12-2032 39.600 1 1.0 0.000 0.000 45.128 .000 284.483 9,505.926 6,421.089 12-2033 39.600 1 1.0 0.000 0.000 41.402 .000 257.725 9,763.651 6,485.857 12-2034 39.600 1 1.0 0.000 0.000 38.092 .000 233.954 9,997.605 6,539.311 12-2035 39.600 1 1.0 0.000 0.000 35.046 .000 212.084 10,209.690 6,583.366 12-2036 39.600 1 1.0 0.000 0.000 32.329 .000 192.571 10,402.261 6,619.729 12-2037 39.600 1 1.0 0.000 0.000 29.660 .000 173.401 10,575.662 6,649.494 S Tot 752.400 0.000 0.000 1,577.399 .000 10,575.662 10,575.662 6,649.494 After 779.417 0.000 0.000 275.241 .000 1,197.223 11,772.885 6,773.415 Total 1,531.817 0.000 0.000 1,852.640 .000 11,772.885 11,772.885 6,773.415 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 8,513.770 Oil Rate 4,342. 74. bbls/mo 41.2% 1.20 0.0% 3,300. 3,300. $/w/mo Expense 100.0000 100.0000 8.00 7,359.737 Gas Rate 21,712. 372. Mcf/mo 0.0% 0.00 0.0% 10.00 6,773.415 GOR 5,000. 5,000. scf/bbl Revenue 12.00 6,289.558 NGL Rate 1,794. 31. bbls/mo Oil 80.3125 80.3125 NGL Yield 82.7 84.9 bbl/MMcf Gas 80.3125 80.3125 15.00 5,703.980 Gas Shrinkage 32.4 30.9% ______________________________ ______________________ 20.00 4,979.790 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 21.9% 12 Months in first year 38.691 Year Life (09/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 314 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 34

Figure 35

IMPETRO OPERATING LLC -- WOLFE UNIT 1 1

CRITTENDON (PENN.) FIELD

Winkler COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final
Oil - bbls/mo	55.	0.0	0.00	5.1	38.		
Gas - mcf/mo	21,844.	5.0	0.00	5.1	15,254.	2.5	2.5

	12/2018 Cumulatives	7.09 Year Life (02/2026) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	702.1	3.9	706.0	57.367 NI	2.242	139.656	147.262	751.717	1,061.801	798.159
Gas - mmcf	68,217.7	1,563.5	69,781.2	70.613 WI	663.727	1,316.835	50.276	0.000		



GAS (mcf/mo) Δ
OIL (bbls/mo) ∇
10,000.
100.
1,000.
10.
100.
1.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34

TIME (years)

Reservoir : PENN.

WOLFE UNIT 1 1
1393 PSL/COWDEN C
TX GAS 181199

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 01/1968 Last Data 09/2018
01 / 16 / 2019 12 : 15 : 20 21 API: 42495107440000

MKR G:\CGA8538\PHD \pdp.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 50

Table 35 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- WOLFE UNIT 1 1 CRITTENDON \(PENN.\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .6 255.9 14.2 .367 108.635 8.144 62.282 1.984 11.145 12-2020 .6 243.8 13.5 .350 103.483 7.758 62.282 1.984 11.145 12-2021 .6 230.9 12.8 .331 98.037 7.350 62.282 1.984 11.145 12-2022 .5 219.4 12.2 .315 93.138 6.982 62.282 1.984 11.145 12-2023 .5 208.4 11.6 .299 88.484 6.633 62.282 1.984 11.145 12-2024 .5 198.5 11.0 .285 84.287 6.319 62.282 1.984 11.145 12-2025 .5 188.1 10.4 .270 79.851 5.986 62.282 1.984 11.145 02-2026 .0 18.4 1.0 .026 7.811 .586 62.282 1.984 11.145 12-2027 12-2028 12-2029 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 3.9 1,563.5 86.7 2.242 663.727 49.758 62.282 1.984 11.145 After .0 .0 .0 .000 .000 .000 .000 .000 .000 Total 3.9 1,563.5 86.7 2.242 663.727 49.758 62.282 1.984 11.145 Cum 702.1 68,217.7 .0 Ult 706.0 69,781.2 86.7 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 22.858 215.533 90.768 0.000 0.000 329.159 24.103 8.229 4.457 12-2020 21.774 205.310 86.463 0.000 0.000 313.547 22.960 7.839 4.679 12-2021 20.628 194.505 81.913 0.000 0.000 297.045 21.751 7.426 4.938 12-2022 19.597 184.786 77.820 0.000 0.000 282.203 20.665 7.055 5.198 12-2023 18.618 175.553 73.931 0.000 0.000 268.102 19.632 6.703 5.472 12-2024 17.735 167.226 70.425 0.000 0.000 255.386 18.701 6.385 5.744 12-2025 16.802 158.425 66.718 0.000 0.000 241.945 17.717 6.049 6.063 02-2026 1.644 15.498 6.527 0.000 0.000 23.668 1.733 .592 6.013 12-2027 12-2028 12-2029 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 139.656 1,316.835 554.565 0.000 0.000 2,011.056 147.262 50.276 5.177 After .000 .000 .000 0.000 0.000 .000 .000 .000 .000 Total 139.656 1,316.835 554.565 0.000 0.000 2,011.056 147.262 50.276 5.177 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 105.920 1 0.7 0.000 0.000 0.000 .000 190.907 190.907 182.176 12-2020 105.920 1 0.7 0.000 0.000 0.000 .000 176.828 367.736 335.577 12-2021 105.920 1 0.7 0.000 0.000 0.000 .000 161.948 529.683 463.283 12-2022 105.920 1 0.7 0.000 0.000 0.000 .000 148.563 678.246 569.792 12-2023 105.920 1 0.7 0.000 0.000 0.000 .000 135.847 814.094 658.338 12-2024 105.920 1 0.7 0.000 0.000 0.000 .000 124.380 938.474 732.042 12-2025 105.920 1 0.7 0.000 0.000 0.000 .000 112.260 1,050.734 792.508 02-2026 10.277 1 0.7 0.000 0.000 0.000 .000 11.067 1,061.801 798.159 12-2027 12-2028 12-2029 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 751.717 0.000 0.000 0.000 .000 1,061.801 1,061.801 798.159 After .000 0.000 0.000 0.000 .000 .000 1,061.801 798.159 Total 751.717 0.000 0.000 0.000 .000 1,061.801 1,061.801 798.159 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 913.318 Gas Rate 21,888. 15,208. Mcf/mo 5.0% 0.00 0.0% 12,499. 12,499. $/w/mo Expense 70.6134 70.6134 8.00 840.885 Oil Rate 54. 38. bbls/mo 0.0% 0.00 0.0% 10.00 798.159 NGL Rate 1,234. 861. bbls/mo Revenue 12.00 759.274 Cond Yield 2.5 2.5 bbl/MMcf Oil 57.3676 57.3676 NGL Yield 56.4 56.7 bbl/MMcf Gas 57.3676 57.3676 15.00 707.200 Gas Shrinkage 26.2 25.8% ______________________________ ______________________ 20.00 634.162 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 50.0% 12 Months in first year 7.099 Year Life (02/2026) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 50 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. GAS PDP Cawley, Gillespie & Associates, Inc. Table 35

Figure 36

IMPETRO OPERATING LLC -- WOLFE UNIT 3H 3H

CRITTENDON (BRUSHY CANYON) FIELD

Winkler COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	2.89 Year Life (11/2021) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	1,240.	45.5	1.20	18.3	504.	Initial	Final	Oil - mbbls	51.5	26.2	77.7	69.404 NI	18.172	1,060.315	57.421	713.037	373.570	346.658
Gas - mcf/mo	2,481.	0.0	0.00	18.3	1,009.	2,000.	2,000.	Gas - mmcf	19.8	52.4	72.2	86.482 WI	29.439	55.669	29.334	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
1,000.
100.
10.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : BRUSHY CANYON

WOLFE UNIT 3H 3H
1393 PSL/COWDEN C
TX OIL 4162079

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 09/2015 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 20 21 API: 42495321550100

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 111

Table 36 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- WOLFE UNIT 3H 3H CRITTENDON \(BRUSHY CANYON\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 12.0 24.0 2.2 8.327 13.490 1.542 58.348 1.891 17.046 12-2020 8.3 16.7 1.5 5.780 9.364 1.071 58.348 1.891 17.046 11-2021 5.9 11.7 1.1 4.065 6.585 .753 58.348 1.891 17.046 12-2022 12-2023 12-2024 12-2025 12-2026 12-2027 12-2028 12-2029 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 26.2 52.4 4.9 18.172 29.439 3.366 58.348 1.891 17.046 After .0 .0 .0 .000 .000 .000 .000 .000 .000 Total 26.2 52.4 4.9 18.172 29.439 3.366 58.348 1.891 17.046 Cum 51.5 19.8 .0 Ult 77.7 72.2 4.9 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 485.869 25.509 26.293 0.000 0.000 537.670 26.312 13.442 21.244 12-2020 337.267 17.707 18.251 0.000 0.000 373.226 18.265 9.331 30.603 11-2021 237.179 12.452 12.835 0.000 0.000 262.466 12.844 6.562 39.125 12-2022 12-2023 12-2024 12-2025 12-2026 12-2027 12-2028 12-2029 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 1,060.315 55.669 57.378 0.000 0.000 1,173.362 57.421 29.334 28.221 After .000 .000 .000 0.000 0.000 .000 .000 .000 .000 Total 1,060.315 55.669 57.378 0.000 0.000 1,173.362 57.421 29.334 28.221 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 245.956 1 0.9 0.000 0.000 0.000 .000 251.960 251.960 241.965 12-2020 245.956 1 0.9 0.000 0.000 0.000 .000 99.674 351.635 329.055 11-2021 221.125 1 0.9 0.000 0.000 0.000 .000 21.935 373.570 346.658 12-2022 12-2023 12-2024 12-2025 12-2026 12-2027 12-2028 12-2029 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 713.037 0.000 0.000 0.000 .000 373.570 373.570 346.658 After .000 0.000 0.000 0.000 .000 .000 373.570 346.658 Total 713.037 0.000 0.000 0.000 .000 373.570 373.570 346.658 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 359.381 Oil Rate 1,269. 493. bbls/mo 45.5% 1.20 0.0% 23,699. 23,699. $/w/mo Expense 86.4824 86.4824 8.00 351.586 Gas Rate 2,539. 987. Mcf/mo 0.0% 0.00 0.0% 10.00 346.658 GOR 2,000. 2,000. scf/bbl Revenue 12.00 341.929 NGL Rate 234. 95. bbls/mo Oil 69.4042 69.4042 NGL Yield 92.1 96.4 bbl/MMcf Gas 69.4042 69.4042 15.00 335.183 Gas Shrinkage 20.9 17.4% ______________________________ ______________________ 20.00 324.779 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 57.6% 12 Months in first year 2.899 Year Life (11/2021) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 111 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 36

Figure 37
IMPETRO OPERATING LLC -- WOLFE UNIT 5&6 5,6
CRITTENDON (BELL CANYON) FIELD
Winkler COUNTY, TEXAS

Reserve Category : PDP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	3.98 Year Life (12/2022) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	579.	11.2	0.90	8.1	395.			Oil - mbbls	952.5	22.7	975.2	61.891 NI	14.050	810.609	39.253	638.963	136.118	121.267
Gas - mcf/mo	411.	10.0	0.00	10.0	275.	711.	696.	Gas - mmcf	881.7	16.1	897.9	70.298 WI	7.393	13.752	20.880	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
1,000.
100.
10.
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
TIME (years)

Reservoir : BELL CANYON

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 07/1997 Last Data 11/2018
01 / 16 / 2019 12 : 15 : 20 21 API: 4249532776

Cawley, Gillespie & Associates, Inc.

WOLFE UNIT 5&6 5,6
1393 PSL/COWDEN C
TX OIL 265883

MKR G:\CGA8538\PHD \pdp.out
(DEFAULT) ASN 15

Table 37 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Producing Reserves IMPETRO OPERATING LLC -- WOLFE UNIT 5&6 5,6 CRITTENDON \(BELL CANYON\) FIELD -- Winkler COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 6.6 4.7 .3 4.077 2.154 .201 57.693 1.860 15.734 12-2020 5.9 4.2 .3 3.669 1.944 .181 57.693 1.860 15.734 12-2021 5.4 3.8 .3 3.315 1.745 .163 57.693 1.860 15.734 12-2022 4.8 3.4 .2 2.989 1.550 .145 57.693 1.860 15.734 12-2023 12-2024 12-2025 12-2026 12-2027 12-2028 12-2029 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 22.7 16.1 1.1 14.050 7.393 .690 57.693 1.860 15.734 After .0 .0 .0 .000 .000 .000 .000 .000 .000 Total 22.7 16.1 1.1 14.050 7.393 .690 57.693 1.860 15.734 Cum 952.5 881.7 .0 Ult 975.2 897.9 1.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 235.232 4.007 3.163 0.000 0.000 242.402 11.393 6.060 35.095 12-2020 211.675 3.616 2.854 0.000 0.000 218.145 10.253 5.454 38.989 12-2021 191.269 3.245 2.562 0.000 0.000 197.076 9.262 4.927 43.180 12-2022 172.433 2.883 2.276 0.000 0.000 177.592 8.344 4.440 47.326 12-2023 12-2024 12-2025 12-2026 12-2027 12-2028 12-2029 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 810.609 13.752 10.854 0.000 0.000 835.215 39.253 20.880 40.618 After .000 .000 .000 0.000 0.000 .000 .000 .000 .000 Total 810.609 13.752 10.854 0.000 0.000 835.215 39.253 20.880 40.618 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 160.279 1 0.7 0.000 0.000 0.000 .000 64.670 64.670 61.840 12-2020 160.279 1 0.7 0.000 0.000 0.000 .000 42.159 106.828 98.520 12-2021 160.279 1 0.7 0.000 0.000 0.000 .000 22.607 129.436 116.419 12-2022 158.125 1 0.7 0.000 0.000 0.000 .000 6.683 136.118 121.267 12-2023 12-2024 12-2025 12-2026 12-2027 12-2028 12-2029 12-2030 12-2031 12-2032 12-2033 12-2034 12-2035 12-2036 12-2037 S Tot 638.963 0.000 0.000 0.000 .000 136.118 136.118 121.267 After .000 0.000 0.000 0.000 .000 .000 136.118 121.267 Total 638.963 0.000 0.000 0.000 .000 136.118 136.118 121.267 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________Initial Final 5.00 128.183 Oil Rate 581. 391. bbls/mo 11.3% 0.90 0.0% 0. 0. $/w/mo Expense 70.2980 70.2980 8.00 123.923 Gas Rate 413. 271. Mcf/mo 10.0% 0.00 0.0% 18,999. 18,999. $/mo 10.00 121.267 GOR 710. 694. scf/bbl Revenue 12.00 118.744 NGL Rate 28. 18. bbls/mo Oil 61.8916 61.8916 NGL Yield 70.0 68.9 bbl/MMcf Gas 61.8916 61.8916 15.00 115.191 Gas Shrinkage 26.9 25.6% ______________________________ ______________________ 20.00 109.816 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 35.8% 12 Months in first year 3.986 Year Life (12/2022) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 15 DEFAULT 1/16/2019 12:12:35 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDP Cawley, Gillespie & Associates, Inc. Table 37

Table I - PDNP Composite Reserve Estimates and Economic Forecasts Lilis Energy, Inc. Interests Delaware Basin Properties in Texas and New Mexico Proved Developed Non-Producing Reserves As of December 31, 2018 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 345.3 1,420.9 116.4 178.404 545.968 60.429 57.693 1.860 15.734 12-2020 230.7 919.9 75.3 115.515 346.554 38.357 57.693 1.860 15.734 12-2021 144.4 579.3 47.4 72.714 219.009 24.240 57.693 1.860 15.734 12-2022 107.7 433.1 35.5 54.371 163.989 18.151 57.693 1.860 15.734 12-2023 86.8 349.6 28.6 43.885 132.459 14.661 57.693 1.860 15.734 12-2024 73.4 295.7 24.2 37.119 112.088 12.406 57.693 1.860 15.734 12-2025 63.5 256.1 21.0 32.145 97.098 10.747 57.693 1.860 15.734 12-2026 56.3 227.0 18.6 28.498 86.100 9.530 57.693 1.860 15.734 12-2027 50.7 204.4 16.7 25.653 77.519 8.580 57.693 1.860 15.734 12-2028 46.3 186.6 15.3 23.428 70.805 7.837 57.693 1.860 15.734 12-2029 42.4 170.9 14.0 21.457 64.851 7.178 57.693 1.860 15.734 12-2030 39.0 157.3 12.9 19.741 59.666 6.604 57.693 1.860 15.734 12-2031 35.9 144.7 11.9 18.163 54.896 6.076 57.693 1.860 15.734 12-2032 33.1 133.5 10.9 16.755 50.640 5.605 57.693 1.860 15.734 12-2033 30.4 122.5 10.0 15.372 46.459 5.142 57.693 1.860 15.734 12-2034 27.9 112.7 9.2 14.143 42.744 4.731 57.693 1.860 15.734 12-2035 25.7 103.7 8.5 13.012 39.327 4.353 57.693 1.860 15.734 12-2036 23.7 95.6 7.8 12.003 36.278 4.015 57.693 1.860 15.734 12-2037 21.7 87.7 7.2 11.012 33.283 3.684 57.693 1.860 15.734 S Tot 1,484.8 6,001.1 491.5 753.391 2,279.733 252.326 57.693 1.860 15.734 After 171.3 720.0 59.0 90.402 280.238 31.017 57.693 1.860 15.734 Total 1,656.1 6,721.0 550.5 843.793 2,559.971 283.343 57.693 1.860 15.734 Cum .0 .0 .0 Ult 1,656.1 6,721.0 550.5 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 10,292.653 1,015.501 950.813 0.000 0.000 12,258.966 622.767 306.474 4.279 12-2020 6,664.362 644.591 603.530 0.000 0.000 7,912.484 401.351 197.812 4.813 12-2021 4,195.102 407.357 381.408 0.000 0.000 4,983.867 252.876 124.597 5.305 12-2022 3,136.806 305.020 285.590 0.000 0.000 3,727.416 189.145 93.185 5.758 12-2023 2,531.841 246.374 230.679 0.000 0.000 3,008.894 152.693 75.222 6.188 12-2024 2,141.495 208.483 195.202 0.000 0.000 2,545.180 129.165 63.630 6.596 12-2025 1,854.537 180.601 169.097 0.000 0.000 2,204.235 111.865 55.106 7.005 12-2026 1,644.128 160.146 149.945 0.000 0.000 1,954.219 99.179 48.855 7.396 12-2027 1,480.013 144.185 135.000 0.000 0.000 1,759.198 89.282 43.980 7.778 12-2028 1,351.655 131.697 123.308 0.000 0.000 1,606.660 81.541 40.167 8.142 12-2029 1,237.908 120.623 112.939 0.000 0.000 1,471.470 74.681 36.787 8.528 12-2030 1,138.939 110.979 103.910 0.000 0.000 1,353.828 68.710 33.846 8.926 12-2031 1,047.883 102.107 95.602 0.000 0.000 1,245.593 63.217 31.140 9.359 12-2032 966.640 94.190 88.190 0.000 0.000 1,149.021 58.316 28.726 9.815 12-2033 886.827 86.413 80.909 0.000 0.000 1,054.149 53.501 26.354 10.343 12-2034 815.928 79.505 74.440 0.000 0.000 969.873 49.223 24.247 10.900 12-2035 750.696 73.149 68.489 0.000 0.000 892.334 45.288 22.308 11.504 12-2036 692.494 67.477 63.179 0.000 0.000 823.151 41.777 20.579 12.140 12-2037 635.317 61.906 57.962 0.000 0.000 755.185 38.327 18.880 12.878 S Tot 43,465.224 4,240.304 3,970.194 0.000 0.000 51,675.722 2,622.905 1,291.893 6.376 After 5,215.543 521.243 488.039 0.000 0.000 6,224.825 316.542 155.621 19.438 Total 48,680.767 4,761.547 4,458.233 0.000 0.000 57,900.547 2,939.447 1,447.514 7.788 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 113.759 4 2.4 0.000 0.000 1,207.120 7,859.948 2,148.898 2,148.898 1,830.106 12-2020 169.389 4 2.4 0.000 0.000 784.649 .000 6,359.283 8,508.181 7,370.373 12-2021 169.389 4 2.4 0.000 0.000 493.570 .000 3,943.434 12,451.615 10,487.127 12-2022 169.389 4 2.4 0.000 0.000 368.958 .000 2,906.738 15,358.353 12,574.117 12-2023 169.389 4 2.4 0.000 0.000 297.758 .000 2,313.832 17,672.185 14,083.819 12-2024 169.389 4 2.4 0.000 0.000 251.829 .000 1,931.168 19,603.353 15,228.911 12-2025 169.389 4 2.4 0.000 0.000 218.070 .000 1,649.805 21,253.157 16,118.000 12-2026 169.389 4 2.4 0.000 0.000 193.320 .000 1,443.476 22,696.633 16,825.126 12-2027 169.389 4 2.4 0.000 0.000 174.017 .000 1,282.529 23,979.163 17,396.267 12-2028 169.389 4 2.4 0.000 0.000 158.921 .000 1,156.642 25,135.805 17,864.455 12-2029 169.389 4 2.4 0.000 0.000 145.545 .000 1,045.068 26,180.873 18,248.980 12-2030 169.389 4 2.4 0.000 0.000 133.909 .000 947.974 27,128.847 18,566.094 12-2031 169.389 4 2.4 0.000 0.000 123.203 .000 858.644 27,987.491 18,827.233 12-2032 169.389 4 2.4 0.000 0.000 113.651 .000 778.940 28,766.430 19,042.587 12-2033 169.389 4 2.4 0.000 0.000 104.268 .000 700.638 29,467.069 19,218.671 12-2034 169.389 4 2.4 0.000 0.000 95.932 .000 631.082 30,098.151 19,362.866 12-2035 169.389 4 2.4 0.000 0.000 88.262 .000 567.086 30,665.237 19,480.669 12-2036 169.389 4 2.4 0.000 0.000 81.419 .000 509.987 31,175.224 19,576.978 12-2037 169.389 4 2.4 0.000 0.000 74.697 .000 453.893 31,629.116 19,654.895 S Tot 3,162.760 0.000 0.000 5,109.100 7,859.948 31,629.116 31,629.116 19,654.895 After 2,446.840 0.000 0.000 610.092 .000 2,695.730 34,324.847 19,948.420 Total 5,609.600 0.000 0.000 5,719.192 7,859.948 34,324.847 34,324.847 19,948.420 SEC Pricing YE2018 ______________________Percent Cum. Disc. WTI Cushing Henry Hub 5.00 25,161.182 Year Oil $/STB Gas $/MMBTU 8.00 21,736.588 2019 65.56 3.100 10.00 19,948.420 Thereafter Flat Flat 12.00 18,444.229 Cap 65.56 3.100 15.00 16,584.776 ______________________ 20.00 14,216.900 12 Months in first year 38.196 Year Life (03/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. Summary Cawley, Gillespie & Associates, Inc.

Summary Plot- PDNP
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Developed Non-Producing Reserves

Gross Production

	Start Date 03/2019				
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	933.	N.A.	0.00	7.7	129.
Gas - mcf/mo	3,339.	N.A.	0.00	7.8	462.

	12/2018 Cumulatives	38.19 Year Life (03/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	1,656.1	1,656.1		843.793	48,680.767	2,939.447	11,328.792	34,324.847	19,948.420
Gas - mmcf	0.0	6,721.0	6,721.0		2,559.971	4,761.547	1,447.514	7,859.948		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
01 / 16 / 2019 12 : 15 : 22 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PDNP.out
SUMMARY

Table II - PDNP

Lease Reserve Summary
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Developed Non-Producing Reserves
As of December 31, 2018

OPERATOR / LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue / Gas Revenue	Prod Tax / Adv. Tax	Expenses / Investments	Future Net Cash Flow	Cash Flow Disc.@ 10.0
					MBBL / MMCF	MBBL / MMCF	MBBL / MMCF	M$ / M$	M$ / M$	M$ / M$	M$	M$
PHANTOM (WOLFCAMP A) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
HALEY 1H			36.3790 NI	1	317.8	317.8	115.6	6,670.4	354.1	1,782.2	4,083.8	2,502.6
1 PDNP Oil	05/19	505	48.7900 WI	28.4	635.6	635.6	171.1	318.3	182.2	884.4		
HALEY 2H			36.3790 NI	1	317.8	317.8	115.6	6,670.4	354.1	1,782.2	3,794.5	2,224.4
2 PDNP Oil	05/19	506	48.7900 WI	28.4	635.6	635.6	171.1	318.3	182.2	1,173.7		
PHANTOM (LOWER WOLFCAMP A) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
NW AXIS 1H			44.7568 NI	1	400.1	400.1	179.1	10,330.7	766.3	2,669.0	8,460.9	4,932.3
3 PDNP Oil	04/19	507	59.6758 WI	33.9	3,228.7	3,228.7	1,069.3	1,989.0	354.5	1,931.3		
PHANTOM (UPPER WOLFCAMP A) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
OSO 1H 1.5			69.8704 NI	1	620.4	620.4	433.5	25,009.4	1,465.0	5,095.5	17,985.6	10,289.1
4 PDNP Oil	03/19	575	86.1192 WI	37.9	2,221.1	2,221.1	1,148.4	2,136.0	728.6	3,870.7		
GRAND TOTAL				4	1,656.1	1,656.1	843.8	48,680.8	2,939.4	11,328.8	34,324.8	19,948.4
					6,721.0	6,721.0	2,560.0	4,761.5	1,447.5	7,859.9		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: .813 1/16/2019 12:12:37 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Page 1

Rate-Time History-Forecast Curves And Tabular Reserves and Economics By Property Cawley, Gillespie & Associates, Inc. Petroleum Consultants

Figure 1

LILIS ENERGY, INC. -- HALEY 1H

PHANTOM (WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PDNP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl	
Oil - bbls/mo	496.	96.3	1.20	8.0	153.	Initial	Final
Gas - mcf/mo	992.	0.0	0.00	8.0	305.	2,000.	2,000.

	12/2018 Cumulatives	28.79 Year Life (10/2047) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	317.8	317.8	36.379 NI	115.618	6,670.350	354.116	1,782.164	4,083.826	2,502.631
Gas - mmcf	0.0	635.6	635.6	48.790 WI	171.115	318.274	182.166	884.353		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir: WOLFCAMP A

HALEY 1H

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 23 21 API:

MKR G:\CGA8538\PHD \PDNP.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 505

Table 1 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Non-Producing Reserves LILIS ENERGY, INC. -- HALEY 1H PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 62.0 124.1 10.2 22.571 33.405 3.697 57.693 1.860 15.734 12-2020 47.7 95.4 7.8 17.354 25.684 2.843 57.693 1.860 15.734 12-2021 29.1 58.3 4.8 10.602 15.690 1.737 57.693 1.860 15.734 12-2022 21.5 43.1 3.5 7.838 11.600 1.284 57.693 1.860 15.734 12-2023 17.3 34.6 2.8 6.288 9.306 1.030 57.693 1.860 15.734 12-2024 14.6 29.1 2.4 5.298 7.841 .868 57.693 1.860 15.734 12-2025 12.6 25.2 2.1 4.576 6.773 .750 57.693 1.860 15.734 12-2026 11.1 22.3 1.8 4.049 5.993 .663 57.693 1.860 15.734 12-2027 10.0 20.0 1.6 3.640 5.387 .596 57.693 1.860 15.734 12-2028 9.1 18.3 1.5 3.320 4.914 .544 57.693 1.860 15.734 12-2029 8.4 16.7 1.4 3.039 4.498 .498 57.693 1.860 15.734 12-2030 7.7 15.4 1.3 2.796 4.139 .458 57.693 1.860 15.734 12-2031 7.1 14.1 1.2 2.573 3.808 .421 57.693 1.860 15.734 12-2032 6.5 13.0 1.1 2.373 3.512 .389 57.693 1.860 15.734 12-2033 6.0 12.0 1.0 2.177 3.222 .357 57.693 1.860 15.734 12-2034 5.5 11.0 .9 2.003 2.965 .328 57.693 1.860 15.734 12-2035 5.1 10.1 .8 1.843 2.728 .302 57.693 1.860 15.734 12-2036 4.7 9.3 .8 1.700 2.516 .279 57.693 1.860 15.734 12-2037 4.3 8.6 .7 1.560 2.309 .256 57.693 1.860 15.734 S Tot 290.3 580.6 47.6 105.601 156.289 17.298 57.693 1.860 15.734 After 27.5 55.1 4.5 10.018 14.826 1.641 57.693 1.860 15.734 Total 317.8 635.6 52.1 115.618 171.115 18.939 57.693 1.860 15.734 Cum .0 .0 .0 Ult 317.8 635.6 52.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,302.174 62.133 58.175 0.000 0.000 1,422.482 69.130 35.562 5.885 12-2020 1,001.189 47.772 44.728 0.000 0.000 1,093.689 53.151 27.342 6.679 12-2021 611.634 29.184 27.325 0.000 0.000 668.143 32.470 16.704 7.600 12-2022 452.171 21.575 20.201 0.000 0.000 493.947 24.005 12.349 8.435 12-2023 362.754 17.309 16.206 0.000 0.000 396.269 19.258 9.907 9.224 12-2024 305.663 14.585 13.656 0.000 0.000 333.903 16.227 8.348 9.970 12-2025 264.015 12.597 11.795 0.000 0.000 288.408 14.016 7.210 10.717 12-2026 233.618 11.147 10.437 0.000 0.000 255.202 12.402 6.380 11.431 12-2027 209.996 10.020 9.382 0.000 0.000 229.397 11.148 5.735 12.128 12-2028 191.565 9.141 8.558 0.000 0.000 209.264 10.170 5.232 12.791 12-2029 175.346 8.367 7.834 0.000 0.000 191.546 9.309 4.789 13.490 12-2030 161.327 7.698 7.207 0.000 0.000 176.232 8.565 4.406 14.208 12-2031 148.429 7.082 6.631 0.000 0.000 162.143 7.880 4.054 14.988 12-2032 136.921 6.533 6.117 0.000 0.000 149.572 7.269 3.739 15.807 12-2033 125.616 5.994 5.612 0.000 0.000 137.222 6.669 3.431 16.759 12-2034 115.573 5.515 5.163 0.000 0.000 126.251 6.136 3.156 17.761 12-2035 106.334 5.074 4.750 0.000 0.000 116.158 5.645 2.904 18.849 12-2036 98.090 4.680 4.382 0.000 0.000 107.152 5.207 2.679 19.994 12-2037 89.991 4.294 4.020 0.000 0.000 98.305 4.777 2.458 21.322 S Tot 6,092.407 290.698 272.180 0.000 0.000 6,655.285 323.434 166.382 9.650 After 577.943 27.576 25.820 0.000 0.000 631.340 30.682 15.783 29.747 Total 6,670.350 318.274 298.000 0.000 0.000 7,286.625 354.116 182.166 11.391 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 19.900 1 0.5 0.000 0.000 159.831 884.353 253.706 253.706 218.607 12-2020 33.958 1 0.5 0.000 0.000 122.888 .000 856.350 1,110.056 965.016 12-2021 33.958 1 0.5 0.000 0.000 75.073 .000 509.938 1,619.994 1,368.132 12-2022 33.958 1 0.5 0.000 0.000 55.500 .000 368.135 1,988.130 1,632.480 12-2023 33.958 1 0.5 0.000 0.000 44.525 .000 288.622 2,276.751 1,820.815 12-2024 33.958 1 0.5 0.000 0.000 37.518 .000 237.853 2,514.604 1,961.863 12-2025 33.958 1 0.5 0.000 0.000 32.406 .000 200.818 2,715.422 2,070.093 12-2026 33.958 1 0.5 0.000 0.000 28.675 .000 173.787 2,889.209 2,155.233 12-2027 33.958 1 0.5 0.000 0.000 25.775 .000 152.781 3,041.990 2,223.274 12-2028 33.958 1 0.5 0.000 0.000 23.513 .000 136.392 3,178.382 2,278.487 12-2029 33.958 1 0.5 0.000 0.000 21.522 .000 121.969 3,300.351 2,323.367 12-2030 33.958 1 0.5 0.000 0.000 19.802 .000 109.502 3,409.853 2,360.000 12-2031 33.958 1 0.5 0.000 0.000 18.218 .000 98.033 3,507.886 2,389.816 12-2032 33.958 1 0.5 0.000 0.000 16.806 .000 87.800 3,595.686 2,414.093 12-2033 33.958 1 0.5 0.000 0.000 15.418 .000 77.746 3,673.432 2,433.634 12-2034 33.958 1 0.5 0.000 0.000 14.186 .000 68.816 3,742.248 2,449.359 12-2035 33.958 1 0.5 0.000 0.000 13.052 .000 60.599 3,802.847 2,461.949 12-2036 33.958 1 0.5 0.000 0.000 12.040 .000 53.268 3,856.116 2,472.010 12-2037 33.958 1 0.5 0.000 0.000 11.046 .000 46.066 3,902.182 2,479.919 S Tot 631.141 0.000 0.000 747.793 884.353 3,902.182 3,902.182 2,479.919 After 332.292 0.000 0.000 70.938 .000 181.644 4,083.826 2,502.631 Total 963.433 0.000 0.000 818.731 884.353 4,083.826 4,083.826 2,502.631 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 3,099.764 Oil Rate 15,360. 151. bbls/mo 96.3% 1.20 0.0% 186. 5,716. $/w/mo Expense 48.7900 48.7900 8.00 2,710.565 Gas Rate 30,720. 303. Mcf/mo 0.0% 0.00 0.0% 10.00 2,502.631 GOR 2,000. 2,000. scf/bbl Revenue 12.00 2,325.300 NGL Rate 82. 24. bbls/mo Oil 36.3790 36.3790 NGL Yield 2.7 81.3 bbl/MMcf Gas 36.3790 36.3790 15.00 2,103.191 Gas Shrinkage 97.6 26.5% ______________________________ ______________________ 20.00 1,816.127 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 8.6 % Start Date: 05/2019 8 Months in year ‘19 28.461 Year Life (10/2047) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 505 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDNP Cawley, Gillespie & Associates, Inc. Table 1

Figure 2

LILIS ENERGY, INC. -- HALEY 2H

PHANTOM (WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PDNP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	28.79 Year Life (10/2047) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	496.	96.3	1.20	8.0	153.	Initial	Final	Oil - mbbls	0.0	317.8	317.8	36.379 NI	115.618	6,670.350	354.116	1,782.164	3,794.518	2,224.428
Gas - mcf/mo	992.	0.0	0.00	8.0	305.	2,000.	2,000.	Gas - mmcf	0.0	635.6	635.6	48.790 WI	171.115	318.274	182.166	1,173.661		



OIL (bbls/mo)
GAS (mcf/mo)
100.
1,000.
10,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP A

HALEY 2H

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 23 21 API:

MKR G:\CGA8538\PHD \PDNP.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 506

Table 2 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Non-Producing Reserves LILIS ENERGY, INC. -- HALEY 2H PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 62.0 124.1 10.2 22.571 33.405 3.697 57.693 1.860 15.734 12-2020 47.7 95.4 7.8 17.354 25.684 2.843 57.693 1.860 15.734 12-2021 29.1 58.3 4.8 10.602 15.690 1.737 57.693 1.860 15.734 12-2022 21.5 43.1 3.5 7.838 11.600 1.284 57.693 1.860 15.734 12-2023 17.3 34.6 2.8 6.288 9.306 1.030 57.693 1.860 15.734 12-2024 14.6 29.1 2.4 5.298 7.841 .868 57.693 1.860 15.734 12-2025 12.6 25.2 2.1 4.576 6.773 .750 57.693 1.860 15.734 12-2026 11.1 22.3 1.8 4.049 5.993 .663 57.693 1.860 15.734 12-2027 10.0 20.0 1.6 3.640 5.387 .596 57.693 1.860 15.734 12-2028 9.1 18.3 1.5 3.320 4.914 .544 57.693 1.860 15.734 12-2029 8.4 16.7 1.4 3.039 4.498 .498 57.693 1.860 15.734 12-2030 7.7 15.4 1.3 2.796 4.139 .458 57.693 1.860 15.734 12-2031 7.1 14.1 1.2 2.573 3.808 .421 57.693 1.860 15.734 12-2032 6.5 13.0 1.1 2.373 3.512 .389 57.693 1.860 15.734 12-2033 6.0 12.0 1.0 2.177 3.222 .357 57.693 1.860 15.734 12-2034 5.5 11.0 .9 2.003 2.965 .328 57.693 1.860 15.734 12-2035 5.1 10.1 .8 1.843 2.728 .302 57.693 1.860 15.734 12-2036 4.7 9.3 .8 1.700 2.516 .279 57.693 1.860 15.734 12-2037 4.3 8.6 .7 1.560 2.309 .256 57.693 1.860 15.734 S Tot 290.3 580.6 47.6 105.601 156.289 17.298 57.693 1.860 15.734 After 27.5 55.1 4.5 10.018 14.826 1.641 57.693 1.860 15.734 Total 317.8 635.6 52.1 115.618 171.115 18.939 57.693 1.860 15.734 Cum .0 .0 .0 Ult 317.8 635.6 52.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 1,302.174 62.133 58.175 0.000 0.000 1,422.482 69.130 35.562 5.885 12-2020 1,001.189 47.772 44.728 0.000 0.000 1,093.689 53.151 27.342 6.679 12-2021 611.634 29.184 27.325 0.000 0.000 668.143 32.470 16.704 7.600 12-2022 452.171 21.575 20.201 0.000 0.000 493.947 24.005 12.349 8.435 12-2023 362.754 17.309 16.206 0.000 0.000 396.269 19.258 9.907 9.224 12-2024 305.663 14.585 13.656 0.000 0.000 333.903 16.227 8.348 9.970 12-2025 264.015 12.597 11.795 0.000 0.000 288.408 14.016 7.210 10.717 12-2026 233.618 11.147 10.437 0.000 0.000 255.202 12.402 6.380 11.431 12-2027 209.996 10.020 9.382 0.000 0.000 229.397 11.148 5.735 12.128 12-2028 191.565 9.141 8.558 0.000 0.000 209.264 10.170 5.232 12.791 12-2029 175.346 8.367 7.834 0.000 0.000 191.546 9.309 4.789 13.490 12-2030 161.327 7.698 7.207 0.000 0.000 176.232 8.565 4.406 14.208 12-2031 148.429 7.082 6.631 0.000 0.000 162.143 7.880 4.054 14.988 12-2032 136.921 6.533 6.117 0.000 0.000 149.572 7.269 3.739 15.807 12-2033 125.616 5.994 5.612 0.000 0.000 137.222 6.669 3.431 16.759 12-2034 115.573 5.515 5.163 0.000 0.000 126.251 6.136 3.156 17.761 12-2035 106.334 5.074 4.750 0.000 0.000 116.158 5.645 2.904 18.849 12-2036 98.090 4.680 4.382 0.000 0.000 107.152 5.207 2.679 19.994 12-2037 89.991 4.294 4.020 0.000 0.000 98.305 4.777 2.458 21.322 S Tot 6,092.407 290.698 272.180 0.000 0.000 6,655.285 323.434 166.382 9.650 After 577.943 27.576 25.820 0.000 0.000 631.340 30.682 15.783 29.747 Total 6,670.350 318.274 298.000 0.000 0.000 7,286.625 354.116 182.166 11.391 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 19.900 1 0.5 0.000 0.000 159.831 1,173.661 -35.602 -35.602 -59.596 12-2020 33.958 1 0.5 0.000 0.000 122.888 .000 856.350 820.748 686.813 12-2021 33.958 1 0.5 0.000 0.000 75.073 .000 509.938 1,330.686 1,089.929 12-2022 33.958 1 0.5 0.000 0.000 55.500 .000 368.135 1,698.822 1,354.277 12-2023 33.958 1 0.5 0.000 0.000 44.525 .000 288.622 1,987.443 1,542.612 12-2024 33.958 1 0.5 0.000 0.000 37.518 .000 237.853 2,225.296 1,683.660 12-2025 33.958 1 0.5 0.000 0.000 32.406 .000 200.818 2,426.114 1,791.890 12-2026 33.958 1 0.5 0.000 0.000 28.675 .000 173.787 2,599.901 1,877.030 12-2027 33.958 1 0.5 0.000 0.000 25.775 .000 152.781 2,752.682 1,945.072 12-2028 33.958 1 0.5 0.000 0.000 23.513 .000 136.392 2,889.074 2,000.285 12-2029 33.958 1 0.5 0.000 0.000 21.522 .000 121.969 3,011.043 2,045.164 12-2030 33.958 1 0.5 0.000 0.000 19.802 .000 109.502 3,120.545 2,081.797 12-2031 33.958 1 0.5 0.000 0.000 18.218 .000 98.033 3,218.578 2,111.614 12-2032 33.958 1 0.5 0.000 0.000 16.806 .000 87.800 3,306.378 2,135.890 12-2033 33.958 1 0.5 0.000 0.000 15.418 .000 77.746 3,384.124 2,155.431 12-2034 33.958 1 0.5 0.000 0.000 14.186 .000 68.816 3,452.940 2,171.156 12-2035 33.958 1 0.5 0.000 0.000 13.052 .000 60.599 3,513.539 2,183.746 12-2036 33.958 1 0.5 0.000 0.000 12.040 .000 53.268 3,566.808 2,193.807 12-2037 33.958 1 0.5 0.000 0.000 11.046 .000 46.066 3,612.874 2,201.716 S Tot 631.141 0.000 0.000 747.793 1,173.661 3,612.874 3,612.874 2,201.716 After 332.292 0.000 0.000 70.938 .000 181.644 3,794.518 2,224.428 Total 963.433 0.000 0.000 818.731 1,173.661 3,794.518 3,794.518 2,224.428 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 2,816.195 Oil Rate 15,360. 151. bbls/mo 96.3% 1.20 0.0% 186. 5,716. $/w/mo Expense 48.7900 48.7900 8.00 2,430.257 Gas Rate 30,720. 303. Mcf/mo 0.0% 0.00 0.0% 10.00 2,224.428 GOR 2,000. 2,000. scf/bbl Revenue 12.00 2,049.148 NGL Rate 82. 24. bbls/mo Oil 36.3790 36.3790 NGL Yield 2.7 81.3 bbl/MMcf Gas 36.3790 36.3790 15.00 1,830.021 Gas Shrinkage 97.6 26.5% ______________________________ ______________________ 20.00 1,547.690 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 8.6 % Start Date: 05/2019 8 Months in year ‘19 28.461 Year Life (10/2047) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 506 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDNP Cawley, Gillespie & Associates, Inc. Table 2

Figure 3

LILIS ENERGY, INC. -- NW AXIS 1H

PHANTOM (LOWER WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PDNP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	34.21 Year Life (03/2053) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	6,020.	96.3	1.20	7.8	118.			Oil - mbbls	0.0	400.1	400.1	44.756 NI	179.064	10,330.698	766.257	2,668.964	8,460.886	4,932.303
Gas - mcf/mo	48,580.	0.0	0.00	7.8	954.	8,070.	8,070.	Gas - mmcf	0.0	3,228.7	3,228.7	59.675 WI	1,069.334	1,988.961	354.548	1,931.266		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : LOWER WOLFCAMP A

NW AXIS 1H

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 23 21 API:

MKR G:\CGA8538\PHD \PDNP.out

(DEFAULT) ASN 507

Cawley, Gillespie & Associates, Inc.

Table 3 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Non-Producing Reserves LILIS ENERGY, INC. -- NW AXIS 1H PHANTOM (LOWER WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 84.8 684.4 56.1 37.958 226.677 25.089 57.693 1.860 15.734 12-2020 54.5 440.2 36.1 24.413 145.787 16.136 57.693 1.860 15.734 12-2021 34.4 277.7 22.7 15.399 91.960 10.178 57.693 1.860 15.734 12-2022 25.7 207.7 17.0 11.520 68.797 7.615 57.693 1.860 15.734 12-2023 20.8 167.7 13.7 9.301 55.541 6.147 57.693 1.860 15.734 12-2024 17.6 141.9 11.6 7.868 46.984 5.200 57.693 1.860 15.734 12-2025 15.2 122.9 10.1 6.814 40.691 4.504 57.693 1.860 15.734 12-2026 13.5 108.9 8.9 6.041 36.077 3.993 57.693 1.860 15.734 12-2027 12.2 98.1 8.0 5.438 32.477 3.595 57.693 1.860 15.734 12-2028 11.1 89.6 7.3 4.967 29.661 3.283 57.693 1.860 15.734 12-2029 10.2 82.0 6.7 4.549 27.166 3.007 57.693 1.860 15.734 12-2030 9.4 75.5 6.2 4.185 24.994 2.766 57.693 1.860 15.734 12-2031 8.6 69.4 5.7 3.851 22.996 2.545 57.693 1.860 15.734 12-2032 7.9 64.0 5.2 3.552 21.213 2.348 57.693 1.860 15.734 12-2033 7.3 58.8 4.8 3.259 19.461 2.154 57.693 1.860 15.734 12-2034 6.7 54.1 4.4 2.998 17.905 1.982 57.693 1.860 15.734 12-2035 6.2 49.7 4.1 2.759 16.474 1.823 57.693 1.860 15.734 12-2036 5.7 45.9 3.8 2.545 15.197 1.682 57.693 1.860 15.734 12-2037 5.2 42.1 3.4 2.335 13.942 1.543 57.693 1.860 15.734 S Tot 356.9 2,880.4 235.9 159.751 953.999 105.591 57.693 1.860 15.734 After 43.2 348.2 28.5 19.313 115.335 12.766 57.693 1.860 15.734 Total 400.1 3,228.7 264.4 179.064 1,069.334 118.356 57.693 1.860 15.734 Cum .0 .0 .0 Ult 400.1 3,228.7 264.4 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 2,189.894 421.618 394.761 0.000 0.000 3,006.273 162.431 75.157 3.217 12-2020 1,408.430 271.164 253.891 0.000 0.000 1,933.484 104.467 48.337 3.605 12-2021 888.409 171.045 160.149 0.000 0.000 1,219.603 65.896 30.490 4.015 12-2022 664.640 127.963 119.811 0.000 0.000 912.414 49.298 22.810 4.390 12-2023 536.579 103.307 96.726 0.000 0.000 736.613 39.800 18.415 4.745 12-2024 453.908 87.391 81.824 0.000 0.000 623.123 33.668 15.578 5.080 12-2025 393.115 75.686 70.865 0.000 0.000 539.666 29.158 13.492 5.417 12-2026 348.532 67.103 62.828 0.000 0.000 478.462 25.852 11.962 5.738 12-2027 313.753 60.407 56.559 0.000 0.000 430.719 23.272 10.768 6.053 12-2028 286.550 55.169 51.655 0.000 0.000 393.374 21.254 9.834 6.352 12-2029 262.444 50.528 47.309 0.000 0.000 360.282 19.466 9.007 6.668 12-2030 241.463 46.489 43.527 0.000 0.000 331.478 17.910 8.287 6.996 12-2031 222.158 42.772 40.047 0.000 0.000 304.977 16.478 7.624 7.351 12-2032 204.934 39.456 36.942 0.000 0.000 281.332 15.201 7.033 7.725 12-2033 188.013 36.198 33.892 0.000 0.000 258.103 13.945 6.453 8.159 12-2034 172.982 33.304 31.183 0.000 0.000 237.469 12.831 5.937 8.616 12-2035 159.153 30.642 28.690 0.000 0.000 218.484 11.805 5.462 9.112 12-2036 146.813 28.266 26.465 0.000 0.000 201.545 10.890 5.039 9.634 12-2037 134.691 25.932 24.280 0.000 0.000 184.904 9.990 4.623 10.240 S Tot 9,216.462 1,774.438 1,661.405 0.000 0.000 12,652.304 683.611 316.308 4.908 After 1,114.236 214.523 200.858 0.000 0.000 1,529.616 82.646 38.240 16.396 Total 10,330.698 1,988.961 1,862.263 0.000 0.000 14,181.921 766.257 354.548 6.147 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 28.843 1 0.6 0.000 0.000 267.223 1,931.266 541.353 541.353 461.459 12-2020 41.534 1 0.6 0.000 0.000 171.865 .000 1,567.281 2,108.634 1,826.859 12-2021 41.534 1 0.6 0.000 0.000 108.409 .000 973.274 3,081.908 2,596.097 12-2022 41.534 1 0.6 0.000 0.000 81.103 .000 717.668 3,799.576 3,111.370 12-2023 41.534 1 0.6 0.000 0.000 65.476 .000 571.387 4,370.963 3,484.181 12-2024 41.534 1 0.6 0.000 0.000 55.388 .000 476.954 4,847.917 3,766.993 12-2025 41.534 1 0.6 0.000 0.000 47.970 .000 407.512 5,255.428 3,986.603 12-2026 41.534 1 0.6 0.000 0.000 42.530 .000 356.585 5,612.013 4,161.285 12-2027 41.534 1 0.6 0.000 0.000 38.286 .000 316.858 5,928.872 4,302.390 12-2028 41.534 1 0.6 0.000 0.000 34.966 .000 285.785 6,214.657 4,418.071 12-2029 41.534 1 0.6 0.000 0.000 32.025 .000 258.249 6,472.906 4,513.092 12-2030 41.534 1 0.6 0.000 0.000 29.465 .000 234.282 6,707.189 4,591.463 12-2031 41.534 1 0.6 0.000 0.000 27.109 .000 212.232 6,919.420 4,656.009 12-2032 41.534 1 0.6 0.000 0.000 25.007 .000 192.557 7,111.977 4,709.245 12-2033 41.534 1 0.6 0.000 0.000 22.942 .000 173.229 7,285.206 4,752.781 12-2034 41.534 1 0.6 0.000 0.000 21.108 .000 156.059 7,441.265 4,788.439 12-2035 41.534 1 0.6 0.000 0.000 19.421 .000 140.262 7,581.527 4,817.576 12-2036 41.534 1 0.6 0.000 0.000 17.915 .000 126.167 7,707.694 4,841.402 12-2037 41.534 1 0.6 0.000 0.000 16.436 .000 112.320 7,820.014 4,860.683 S Tot 776.461 0.000 0.000 1,124.644 1,931.266 7,820.014 7,820.014 4,860.683 After 631.893 0.000 0.000 135.965 .000 640.872 8,460.886 4,932.303 Total 1,408.354 0.000 0.000 1,260.610 1,931.266 8,460.886 8,460.886 4,932.303 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 6,216.775 Oil Rate 18,858. 117. bbls/mo 96.3% 1.20 0.0% 1,932. 5,335. $/w/mo Expense 59.6757 59.6757 8.00 5,373.378 Gas Rate 152,186. 946. Mcf/mo 0.0% 0.00 0.0% 10.00 4,932.303 GOR 8,070. 8,070. scf/bbl Revenue 12.00 4,561.008 NGL Rate 3,921. 71. bbls/mo Oil 44.7568 44.7568 NGL Yield 25.8 75.9 bbl/MMcf Gas 44.7568 44.7568 15.00 4,101.780 Gas Shrinkage 76.4 25.6% ______________________________ ______________________ 20.00 3,516.747 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 9.6 % Start Date: 04/2019 9 Months in year ‘19 33.968 Year Life (03/2053) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 507 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDNP Cawley, Gillespie & Associates, Inc. Table 3

Figure 4

LILIS ENERGY, INC. -- OSO 1H 1.5

PHANTOM (UPPER WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PDNP

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	38.19 Year Life (03/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	933.	96.3	1.20	7.8	129.			Oil - mbbls	0.0	620.4	620.4	69.870 NI	433.492	25,009.369	1,464.958	5,095.500	17,985.617	10,289.058
Gas - mcf/mo	3,339.	0.0	0.00	7.8	462.	3,580.	3,580.	Gas - mmcf	0.0	2,221.1	2,221.1	86.119 WI	1,148.407	2,136.037	728.634	3,870.668		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir: UPPER WOLFCAMP A

OSO 1H 1.5

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 23 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PDNP.out

(DEFAULT) ASN 575

Table 4 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Developed Non-Producing Reserves LILIS ENERGY, INC. -- OSO 1H 1.5 PHANTOM (UPPER WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 136.4 488.3 40.0 95.305 252.482 27.945 57.693 1.860 15.734 12-2020 80.7 289.0 23.7 56.394 149.400 16.536 57.693 1.860 15.734 12-2021 51.7 185.0 15.2 36.112 95.669 10.589 57.693 1.860 15.734 12-2022 38.9 139.2 11.4 27.175 71.993 7.968 57.693 1.860 15.734 12-2023 31.5 112.8 9.2 22.009 58.306 6.453 57.693 1.860 15.734 12-2024 26.7 95.6 7.8 18.655 49.421 5.470 57.693 1.860 15.734 12-2025 23.2 82.9 6.8 16.179 42.860 4.744 57.693 1.860 15.734 12-2026 20.5 73.6 6.0 14.358 38.038 4.210 57.693 1.860 15.734 12-2027 18.5 66.3 5.4 12.935 34.268 3.793 57.693 1.860 15.734 12-2028 16.9 60.6 5.0 11.821 31.316 3.466 57.693 1.860 15.734 12-2029 15.5 55.5 4.5 10.829 28.689 3.175 57.693 1.860 15.734 12-2030 14.3 51.1 4.2 9.964 26.395 2.921 57.693 1.860 15.734 12-2031 13.1 47.0 3.8 9.167 24.285 2.688 57.693 1.860 15.734 12-2032 12.1 43.3 3.5 8.456 22.402 2.480 57.693 1.860 15.734 12-2033 11.1 39.8 3.3 7.758 20.553 2.275 57.693 1.860 15.734 12-2034 10.2 36.6 3.0 7.138 18.909 2.093 57.693 1.860 15.734 12-2035 9.4 33.6 2.8 6.567 17.398 1.926 57.693 1.860 15.734 12-2036 8.7 31.0 2.5 6.058 16.049 1.776 57.693 1.860 15.734 12-2037 8.0 28.5 2.3 5.558 14.724 1.630 57.693 1.860 15.734 S Tot 547.4 1,959.5 160.5 382.439 1,013.156 112.138 57.693 1.860 15.734 After 73.1 261.6 21.4 51.054 135.251 14.970 57.693 1.860 15.734 Total 620.4 2,221.1 181.9 433.492 1,148.407 127.108 57.693 1.860 15.734 Cum .0 .0 .0 Ult 620.4 2,221.1 181.9 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 5,498.412 469.616 439.702 0.000 0.000 6,407.730 322.077 160.193 4.277 12-2020 3,253.553 277.884 260.183 0.000 0.000 3,791.621 190.581 94.791 4.639 12-2021 2,083.424 177.944 166.609 0.000 0.000 2,427.978 122.039 60.699 5.004 12-2022 1,567.824 133.907 125.377 0.000 0.000 1,827.108 91.837 45.678 5.339 12-2023 1,269.753 108.449 101.541 0.000 0.000 1,479.743 74.378 36.994 5.656 12-2024 1,076.262 91.923 86.067 0.000 0.000 1,254.252 63.043 31.356 5.956 12-2025 933.391 79.720 74.642 0.000 0.000 1,087.753 54.675 27.194 6.257 12-2026 828.360 70.750 66.243 0.000 0.000 965.353 48.522 24.134 6.545 12-2027 746.268 63.738 59.678 0.000 0.000 869.685 43.714 21.742 6.826 12-2028 681.974 58.247 54.537 0.000 0.000 794.758 39.948 19.869 7.094 12-2029 624.771 53.361 49.962 0.000 0.000 728.095 36.597 18.202 7.379 12-2030 574.822 49.095 45.968 0.000 0.000 669.886 33.671 16.747 7.673 12-2031 528.867 45.170 42.293 0.000 0.000 616.330 30.979 15.408 7.994 12-2032 487.863 41.668 39.014 0.000 0.000 568.545 28.577 14.214 8.330 12-2033 447.582 38.228 35.793 0.000 0.000 521.602 26.218 13.040 8.721 12-2034 411.799 35.172 32.931 0.000 0.000 479.901 24.122 11.998 9.132 12-2035 378.876 32.360 30.298 0.000 0.000 441.534 22.193 11.038 9.580 12-2036 349.502 29.851 27.949 0.000 0.000 407.302 20.473 10.183 10.050 12-2037 320.644 27.386 25.642 0.000 0.000 373.672 18.782 9.342 10.595 S Tot 22,063.949 1,884.470 1,764.428 0.000 0.000 25,712.847 1,292.426 642.821 5.788 After 2,945.421 251.567 235.542 0.000 0.000 3,432.529 172.532 85.813 17.793 Total 25,009.369 2,136.037 1,999.970 0.000 0.000 29,145.377 1,464.958 728.634 7.202 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 45.115 1 0.9 0.000 0.000 620.235 3,870.668 1,389.441 1,389.441 1,209.636 12-2020 59.939 1 0.9 0.000 0.000 367.009 .000 3,079.301 4,468.742 3,891.685 12-2021 59.939 1 0.9 0.000 0.000 235.016 .000 1,950.284 6,419.026 5,432.970 12-2022 59.939 1 0.9 0.000 0.000 176.855 .000 1,452.800 7,871.826 6,475.990 12-2023 59.939 1 0.9 0.000 0.000 143.231 .000 1,165.201 9,037.027 7,236.210 12-2024 59.939 1 0.9 0.000 0.000 121.405 .000 978.508 10,015.536 7,816.395 12-2025 59.939 1 0.9 0.000 0.000 105.289 .000 840.657 10,856.193 8,269.414 12-2026 59.939 1 0.9 0.000 0.000 93.441 .000 739.316 11,595.509 8,631.577 12-2027 59.939 1 0.9 0.000 0.000 84.181 .000 660.109 12,255.618 8,925.531 12-2028 59.939 1 0.9 0.000 0.000 76.928 .000 598.074 12,853.692 9,167.613 12-2029 59.939 1 0.9 0.000 0.000 70.476 .000 542.881 13,396.573 9,367.357 12-2030 59.939 1 0.9 0.000 0.000 64.841 .000 494.687 13,891.260 9,532.835 12-2031 59.939 1 0.9 0.000 0.000 59.658 .000 450.346 14,341.606 9,669.794 12-2032 59.939 1 0.9 0.000 0.000 55.032 .000 410.783 14,752.390 9,783.359 12-2033 59.939 1 0.9 0.000 0.000 50.488 .000 371.917 15,124.307 9,876.825 12-2034 59.939 1 0.9 0.000 0.000 46.452 .000 337.391 15,461.698 9,953.913 12-2035 59.939 1 0.9 0.000 0.000 42.738 .000 305.626 15,767.324 10,017.399 12-2036 59.939 1 0.9 0.000 0.000 39.425 .000 277.283 16,044.607 10,069.759 12-2037 59.939 1 0.9 0.000 0.000 36.170 .000 249.440 16,294.047 10,112.576 S Tot 1,124.016 0.000 0.000 2,488.870 3,870.668 16,294.047 16,294.047 10,112.576 After 1,150.363 0.000 0.000 332.251 .000 1,691.570 17,985.617 10,289.058 Total 2,274.379 0.000 0.000 2,821.121 3,870.668 17,985.617 17,985.617 10,289.058 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 13,028.449 Oil Rate 28,895. 128. bbls/mo 96.3% 1.20 0.0% 186. 5,334. $/w/mo Expense 86.1192 86.1192 8.00 11,222.388 Gas Rate 103,447. 459. Mcf/mo 0.0% 0.00 0.0% 10.00 10,289.058 GOR 3,580. 3,580. scf/bbl Revenue 12.00 9,508.772 NGL Rate 278. 34. bbls/mo Oil 69.8704 69.8704 NGL Yield 2.7 75.8 bbl/MMcf Gas 69.8704 69.8704 15.00 8,549.784 Gas Shrinkage 97.6 25.9% ______________________________ ______________________ 20.00 7,336.336 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.9 % Start Date: 03/2019 10 Months in year ‘19 38.029 Year Life (03/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 575 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PDNP Cawley, Gillespie & Associates, Inc. Table 4

Table I - PUD Composite Reserve Estimates and Economic Forecasts Lilis Energy, Inc. Interests Delaware Basin Properties in Texas and New Mexico Proved Undeveloped Reserves As of December 31, 2018 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 246.5 935.6 76.6 138.429 390.218 43.190 57.693 1.860 15.734 12-2020 1,612.6 7,180.3 588.1 1,112.113 3,680.608 407.377 57.693 1.860 15.734 12-2021 2,548.1 12,687.9 1,039.2 1,629.365 5,984.707 662.400 57.693 1.860 15.734 12-2022 3,106.5 14,255.0 1,167.6 2,021.383 6,783.038 750.761 57.693 1.860 15.734 12-2023 2,229.8 10,708.0 877.0 1,437.341 5,041.208 557.972 57.693 1.860 15.734 12-2024 1,541.7 7,351.8 602.1 996.760 3,477.107 384.854 57.693 1.860 15.734 12-2025 1,211.5 5,761.8 471.9 784.063 2,729.748 302.134 57.693 1.860 15.734 12-2026 1,011.5 4,804.0 393.5 655.014 2,278.163 252.152 57.693 1.860 15.734 12-2027 873.7 4,145.9 339.6 565.986 1,967.296 217.744 57.693 1.860 15.734 12-2028 774.1 3,670.8 300.7 501.569 1,742.649 192.880 57.693 1.860 15.734 12-2029 693.4 3,286.6 269.2 449.365 1,560.793 172.752 57.693 1.860 15.734 12-2030 630.3 2,987.1 244.7 408.594 1,418.931 157.050 57.693 1.860 15.734 12-2031 577.4 2,735.7 224.1 374.284 1,299.642 143.847 57.693 1.860 15.734 12-2032 532.2 2,521.2 206.5 344.985 1,197.807 132.576 57.693 1.860 15.734 12-2033 488.2 2,313.0 189.4 316.495 1,098.886 121.627 57.693 1.860 15.734 12-2034 449.2 2,128.1 174.3 291.192 1,011.032 111.903 57.693 1.860 15.734 12-2035 413.3 1,958.0 160.4 267.912 930.203 102.957 57.693 1.860 15.734 12-2036 381.2 1,806.2 147.9 247.140 858.084 94.975 57.693 1.860 15.734 12-2037 349.8 1,657.0 135.7 226.734 787.234 87.133 57.693 1.860 15.734 S Tot 19,671.0 92,894.1 7,608.5 12,768.724 44,237.353 4,896.284 57.693 1.860 15.734 After 3,327.5 15,711.8 1,286.9 2,158.276 7,466.064 826.360 57.693 1.860 15.734 Total 22,998.5 108,605.9 8,895.3 14,927.001 51,703.418 5,722.643 57.693 1.860 15.734 Cum .0 .0 .0 Ult 22,998.5 108,605.9 8,895.3 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 7,986.341 725.806 679.571 0.000 0.000 9,391.718 474.173 234.793 4.494 12-2020 64,160.940 6,845.931 6,409.840 0.000 0.000 77,416.711 4,726.757 2,843.093 4.066 12-2021 94,002.641 11,131.555 10,422.467 0.000 0.000 115,556.663 6,647.229 3,703.805 4.044 12-2022 116,619.238 12,616.450 11,812.772 0.000 0.000 141,048.461 8,029.714 4,464.334 4.319 12-2023 82,924.231 9,376.647 8,779.347 0.000 0.000 101,080.225 5,682.459 3,097.034 4.546 12-2024 57,505.871 6,467.420 6,055.440 0.000 0.000 70,028.730 3,962.496 2,178.097 4.921 12-2025 45,234.804 5,077.332 4,753.902 0.000 0.000 55,066.038 3,123.945 1,722.982 5.247 12-2026 37,789.616 4,237.382 3,967.458 0.000 0.000 45,994.456 2,613.155 1,444.009 5.546 12-2027 32,653.310 3,659.170 3,426.078 0.000 0.000 39,738.558 2,259.907 1,250.356 5.831 12-2028 28,936.934 3,241.328 3,034.853 0.000 0.000 35,213.115 2,003.917 1,109.695 6.101 12-2029 25,925.099 2,903.076 2,718.148 0.000 0.000 31,546.322 1,796.170 995.306 6.375 12-2030 23,572.936 2,639.211 2,471.091 0.000 0.000 28,683.237 1,633.795 905.775 6.638 12-2031 21,593.467 2,417.334 2,263.348 0.000 0.000 26,274.149 1,496.861 830.060 6.903 12-2032 19,903.168 2,227.921 2,086.000 0.000 0.000 24,217.089 1,379.741 765.169 7.172 12-2033 18,259.459 2,043.927 1,913.727 0.000 0.000 22,217.113 1,265.797 701.980 7.480 12-2034 16,799.661 1,880.520 1,760.730 0.000 0.000 20,440.911 1,164.600 645.859 7.804 12-2035 15,456.570 1,730.177 1,619.964 0.000 0.000 18,806.711 1,071.493 594.224 8.157 12-2036 14,258.212 1,596.036 1,494.367 0.000 0.000 17,348.615 988.419 548.153 8.527 12-2037 13,080.948 1,464.255 1,370.981 0.000 0.000 15,916.184 906.808 502.894 8.958 S Tot 736,663.446 82,281.477 77,040.085 0.000 0.000 895,985.008 51,227.437 28,537.618 5.296 After 124,517.011 13,886.880 13,002.275 0.000 0.000 151,406.166 8,643.365 4,806.489 15.159 Total 861,180.457 96,168.357 90,042.360 0.000 0.000 1,047,391.174 59,870.803 33,344.107 6.721 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 65.944 2 1.5 0.000 0.000 974.538 34,271.908 -26,629.638 -26,629.638 -24,642.726 12-2020 487.138 14 12.1 0.000 0.000 7,605.804 128,027.875 -66,273.956 -92,903.594 -83,067.552 12-2021 1,177.099 26 21.8 0.000 0.000 11,185.753 103,954.643 -11,111.867 -104,015.461 -91,575.138 12-2022 1,875.618 37 31.0 0.000 0.000 13,844.051 72,110.580 40,724.165 -63,291.296 -63,217.943 12-2023 2,159.970 37 31.0 0.000 0.000 9,843.805 .000 80,296.956 17,005.660 -10,701.054 12-2024 2,159.970 37 31.0 0.000 0.000 6,828.032 .000 54,900.136 71,905.796 21,883.968 12-2025 2,159.970 37 31.0 0.000 0.000 5,371.579 .000 42,687.562 114,593.358 44,901.440 12-2026 2,159.970 37 31.0 0.000 0.000 4,487.748 .000 35,289.574 149,882.932 62,195.340 12-2027 2,159.970 37 31.0 0.000 0.000 3,877.940 .000 30,190.386 180,073.317 75,643.313 12-2028 2,159.970 37 31.0 0.000 0.000 3,436.682 .000 26,502.851 206,576.168 86,373.199 12-2029 2,159.970 37 31.0 0.000 0.000 3,079.050 .000 23,515.826 230,091.994 95,026.672 12-2030 2,159.970 37 31.0 0.000 0.000 2,799.721 .000 21,183.976 251,275.970 102,113.294 12-2031 2,159.970 37 31.0 0.000 0.000 2,564.643 .000 19,222.615 270,498.586 107,959.336 12-2032 2,159.970 37 31.0 0.000 0.000 2,363.894 .000 17,548.316 288,046.901 112,810.679 12-2033 2,159.970 37 31.0 0.000 0.000 2,168.671 .000 15,920.695 303,967.596 116,811.659 12-2034 2,159.970 37 31.0 0.000 0.000 1,995.291 .000 14,475.191 318,442.788 120,118.908 12-2035 2,159.970 37 31.0 0.000 0.000 1,835.772 .000 13,145.252 331,588.039 122,849.458 12-2036 2,159.970 37 31.0 0.000 0.000 1,693.444 .000 11,958.628 343,546.668 125,107.597 12-2037 2,159.970 37 31.0 0.000 0.000 1,553.620 .000 10,792.891 354,339.559 126,960.206 S Tot 36,005.349 0.000 0.000 87,510.039 338,365.005 354,339.559 354,339.559 126,960.206 After 44,942.531 0.000 0.000 14,781.897 .000 78,231.884 432,571.443 134,869.497 Total 80,947.880 0.000 0.000 102,291.938 338,365.005 432,571.443 432,571.443 134,869.497 SEC Pricing YE2018 ______________________Percent Cum. Disc. WTI Cushing Henry Hub 5.00 234,746.406 Year Oil $/STB Gas $/MMBTU 8.00 167,806.299 2019 65.56 3.100 10.00 134,869.497 Thereafter Flat Flat 12.00 108,435.731 Cap 65.56 3.100 15.00 77,626.249 ______________________ 20.00 41,982.369 12 Months in first year 42.932 Year Life (12/2061) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. Summary Cawley, Gillespie & Associates, Inc.

Summary Plot- PUD
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Undeveloped Reserves

Gross Production

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	31,721.	N.A.	N.A.	8.5	127.
Gas - mcf/mo	113,036.	N.A.	N.A.	8.5	818.

	12/2018 Cumulatives	42.93 Year Life (12/2061) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	22,998.5	22,998.5		14,927.001	861,180.457	59,870.803	183,239.816	432,571.443	134,869.497
Gas - mmcf	0.0	108,605.9	108,605.9		51,703.418	96,168.357	33,344.107	338,365.005		



OIL (bbls/mo)
GAS (mcf/mo)
100,000.
1,000,000.
10,000.
100,000.
1,000.
10,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 00/ 0 Last Data 00/ 0
01 / 16 / 2019 12 : 15 : 24 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

SUMMARY

Table II - PUD

Lease Reserve Summary
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Undeveloped Reserves
As of December 31, 2018

OPERATOR / LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt / Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
PHANTOM (WOLFCAMP A) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
A.G. HILL PUD 3 (1.0 WC A)			75.0000 NI	1	419.9	419.9	314.9	18,167.1	1,031.3	4,455.2	6,730.2	1,461.6
1 PUD Oil	11/21	587	100.0000 WI	32.1	1,284.8	1,284.8	713.0	1,326.3	518.4	8,000.0		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
A.G. HILL PUD 4 (1.0 WC B)			75.0000 NI	1	427.9	427.9	320.9	18,513.3	1,146.2	4,563.0	8,126.9	2,273.9
2 PUD Oil	03/21	588	100.0000 WI	33.1	1,942.5	1,942.5	1,078.1	2,005.2	559.9	8,000.0		
PHANTOM (3RD BONE SPRINGS) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
ANTELOPE PUD 1 (1.5 3RD BS)			77.3363 NI	1	291.2	291.2	225.2	12,992.0	1,090.5	3,748.6	6,194.8	1,129.9
3 PUD Oil	07/22	564	100.0000 WI	31.7	3,168.1	3,168.1	1,813.1	3,372.3	488.0	8,000.0		
PHANTOM (WOLFCAMP A) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
BISON PUD 1 (1.5 WC A)			69.3195 NI	1	619.0	619.0	429.1	24,755.8	1,450.1	5,333.9	11,768.0	3,193.1
4 PUD Oil	05/22	590	91.2062 WI	37.0	2,216.1	2,216.1	1,136.8	2,114.4	721.2	9,576.6		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
BISON PUD 2 (1.5 WC B)			69.3195 NI	1	629.9	629.9	436.6	25,191.1	1,559.6	5,429.4	13,146.8	4,400.4
5 PUD Oil	11/20	591	91.2062 WI	37.7	2,859.7	2,859.7	1,466.9	2,728.5	761.9	9,576.6		
E AXIS PUD 1 (1.5 WC B)			75.0000 NI	1	629.6	629.6	472.2	27,243.1	1,686.7	5,939.3	14,006.9	4,330.4
6 PUD Oil	07/21	592	100.0000 WI	37.5	2,858.4	2,858.4	1,586.4	2,950.8	823.9	10,500.0		
PHANTOM (WOLFCAMP A) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
E AXIS PUD 2 (1.5 WC A)			75.0000 NI	1	614.9	614.9	461.2	26,605.8	1,510.4	5,789.9	11,807.2	3,028.6
7 PUD Oil	04/22	593	100.0000 WI	36.5	1,881.5	1,881.5	1,044.3	1,942.3	759.2	10,500.0		
PHANTOM (3RD BONE SPRINGS) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
ELK PUD 1 (1.5 3RD BS)			38.0028 NI	1	511.2	511.2	194.3	11,208.5	768.7	2,502.7	5,927.0	1,509.3
8 PUD Oil	10/22	594	47.5350 WI	36.8	3,302.5	3,302.5	928.7	1,727.4	363.8	4,991.2		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
ELK PUD 2 (1.5 WC B)			38.0028 NI	1	630.9	630.9	239.8	13,833.4	856.4	2,854.9	7,613.7	2,465.4
9 PUD Oil	10/21	595	47.5350 WI	38.4	2,864.5	2,864.5	805.6	1,498.3	418.4	4,991.2		
GRIZZLY PUD 1 (1.5 WC B)			67.3550 NI	1	629.0	629.0	423.7	24,442.8	1,513.3	5,453.6	12,173.8	3,958.5
10 PUD Oil	08/20	596	92.2769 WI	37.2	2,855.7	2,855.7	1,423.4	2,647.5	739.2	9,689.1		
GRIZZLY PUD 2 (1.5 WC B)			67.3550 NI	1	629.0	629.0	423.7	24,442.8	1,513.3	5,454.3	12,173.2	3,926.6
11 PUD Oil	09/20	597	92.2769 WI	37.2	2,855.7	2,855.7	1,423.4	2,647.5	739.2	9,689.1		
PHANTOM (WOLFCAMP A) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
KUDU PUD 1 (1.5 WC A)			38.6422 NI	1	618.5	618.5	239.0	13,788.8	807.7	3,028.6	6,371.2	1,907.7
12 PUD Oil	12/20	598	51.9993 WI	36.7	2,214.2	2,214.2	633.2	1,177.7	401.7	5,459.9		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
KUDU PUD 2 (1.5 WC B)			37.9699 NI	1	629.2	629.2	238.9	13,784.0	853.4	3,049.4	6,947.2	2,133.3
13 PUD Oil	05/21	599	51.5049 WI	37.3	2,856.7	2,856.7	802.7	1,493.0	416.9	5,408.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: 6.294 1/16/2019 12:12:37 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Page 1

Table II - PUD (cont.)

Lease Reserve Summary

Lilis Energy, Inc. Interests

Delaware Basin Properties in Texas and New Mexico

Proved Undeveloped Reserves

As of December 31, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
					MBBL / MMCF							
PHANTOM (2ND BONE SPRINGS) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
LYNX PUD 1 (1.5 2ND BS)			66.5538 NI	1	621.3	621.3	413.5	23,855.0	1,324.4	5,164.3	12,571.8	4,046.2
14 PUD Oil	11/22	600	88.7384 WI	36.4	1,677.4	1,677.4	826.1	1,536.6	670.8	7,099.1		
PHANTOM (WOLFCAMP A) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
MOOSE PUD 1 (1.5 WC A)			62.3836 NI	1	620.3	620.3	387.0	22,325.7	1,307.8	4,568.3	11,377.6	3,394.9
15 PUD Oil	03/22	601	77.2739 WI	37.8	2,220.7	2,220.7	1,025.2	1,906.8	650.4	8,113.8		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
MOOSE PUD 2 (1.5 WC B)			62.3836 NI	1	631.1	631.1	393.7	22,715.3	1,406.3	4,648.8	12,623.5	4,647.7
16 PUD Oil	07/20	602	77.2739 WI	38.5	2,865.4	2,865.4	1,322.8	2,460.4	687.0	8,113.8		
PHANTOM (WOLFCAMP) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
NE AXIS 2H			55.0438 NI	1	614.9	614.9	338.5	19,526.4	1,108.5	4,249.8	12,300.4	6,577.2
17 PUD Oil	05/19	576	73.3917 WI	36.5	1,881.5	1,881.5	766.4	1,425.5	557.2	4,070.7		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
NW AXIS PUD 4 (1.5 WC B)			44.7568 NI	1	629.6	629.6	281.8	16,257.5	1,006.5	3,544.3	8,358.7	2,542.7
18 PUD Oil	09/21	607	59.6758 WI	37.5	2,858.4	2,858.4	946.7	1,760.9	491.7	6,266.0		
OSO PUD 3 (1.5 WC B)			69.8704 NI	1	631.2	631.2	441.0	25,445.4	1,575.3	5,185.3	14,209.2	4,815.4
19 PUD Oil	06/21	609	86.1192 WI	38.6	2,865.8	2,865.8	1,481.7	2,756.1	769.5	9,042.5		
PHANTOM (WOLFCAMP) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
OX 1H 1.5			57.2656 NI	1	629.6	629.6	360.6	20,801.3	1,287.8	4,534.8	13,903.3	7,276.5
20 PUD Oil	05/19	502	76.3541 WI	37.5	2,858.4	2,858.4	1,211.3	2,253.0	629.1	4,808.8		
PHANTOM (3RD BONE SPRINGS) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
OX PUD 1 (1.5 3RD BS)			57.2656 NI	1	290.7	290.7	166.5	9,603.6	806.1	2,839.0	4,316.2	669.9
21 PUD Oil	08/22	610	76.3541 WI	31.3	3,162.6	3,162.6	1,340.2	2,492.8	360.8	6,108.3		
PHANTOM (WOLFCAMP A) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
OX PUD 2 (1.5 WC A)			57.2656 NI	1	614.9	614.9	352.1	20,314.6	1,153.3	4,421.3	9,014.9	2,367.2
22 PUD Oil	01/22	611	76.3541 WI	36.5	1,881.5	1,881.5	797.3	1,483.0	579.7	8,017.2		
TBD (WOLFCAMP A) -- LEA COUNTY, NEW MEXICO												
LILIS ENERGY, INC.												
TBD 17-20 PUD 1 (2.0 WC A)			79.3750 NI	1	685.7	685.7	544.3	31,399.5	2,587.9	6,259.8	11,926.8	2,328.6
23 PUD Oil	12/21	614	100.0000 WI	37.9	2,153.0	2,153.0	1,264.6	2,352.2	1,797.7	13,382.0		
TBD (WOLFCAMP B) -- LEA COUNTY, NEW MEXICO												
LILIS ENERGY, INC.												
TBD 17-20 PUD 2 (2.0 WC B)			79.3750 NI	1	744.1	744.1	590.6	34,073.1	2,983.2	6,683.6	16,109.3	5,106.3
24 PUD Oil	02/20	615	100.0000 WI	39.5	3,378.0	3,378.0	1,984.2	3,690.5	2,061.0	13,382.0		
TBD 17-20 PUD 3 (2.0 WC B)			79.3750 NI	1	744.1	744.1	590.6	34,073.1	2,983.2	6,684.2	16,108.8	5,027.1
25 PUD Oil	04/20	616	100.0000 WI	39.5	3,378.0	3,378.0	1,984.2	3,690.5	2,061.0	13,382.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: 6.294 1/16/2019 12:12:37 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Page 2

Table II - PUD (cont.)

Lease Reserve Summary
Lilis Energy, Inc. Interests
Delaware Basin Properties in Texas and New Mexico
Proved Undeveloped Reserves
As of December 31, 2018

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
TBD (WOLFCAMP XY) -- LEA COUNTY, NEW MEXICO												
LILIS ENERGY, INC.												
TBD 17-20 PUD 4 (2.0 WC XY)			79.3750 NI	1	566.3	566.3	449.5	25,931.3	2,320.8	5,541.4	9,160.3	1,111.9
26 PUD Oil	02/21	617	100.0000 WI	36.6	2,871.0	2,871.0	1,686.3	3,136.6	1,600.2	13,382.0		
TBD (WOLFCAMP A) -- LEA COUNTY, NEW MEXICO												
LILIS ENERGY, INC.												
TBD 18-19 PUD 1 (2.0 WC A)			79.3750 NI	1	786.6	786.6	624.3	36,019.1	2,968.6	6,903.2	14,612.8	3,144.2
27 PUD Oil	02/22	618	100.0000 WI	39.5	2,469.8	2,469.8	1,450.7	2,698.3	2,062.2	14,697.0		
TBD (WOLFCAMP B) -- LEA COUNTY, NEW MEXICO												
LILIS ENERGY, INC.												
TBD 18-19 PUD 2 (2.0 WC B)			79.3750 NI	1	855.0	855.0	678.7	39,154.5	3,428.1	7,382.6	19,490.2	6,366.2
28 PUD Oil	05/20	619	100.0000 WI	41.2	3,881.8	3,881.8	2,280.1	4,240.9	2,368.3	14,697.0		
TBD 18-19 PUD 3 (2.0 WC B)			79.3750 NI	1	855.0	855.0	678.7	39,154.5	3,428.1	7,382.5	19,490.3	6,314.8
29 PUD Oil	06/20	620	100.0000 WI	41.2	3,881.8	3,881.8	2,280.1	4,240.9	2,368.3	14,697.0		
PHANTOM (3RD BONE SPRINGS) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
TBD 22-23 PUD 2 (2.0 3RD BS)			60.6259 NI	1	694.7	694.7	421.2	24,299.1	1,666.4	5,243.0	15,271.7	4,953.0
30 PUD Oil	06/22	622	81.7202 WI	39.4	4,487.9	4,487.9	2,013.4	3,745.0	788.8	8,580.6		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
TBD 22-23 PUD 4 (2.0 WC B)			60.6259 NI	1	854.7	854.7	518.1	29,893.4	1,850.7	6,019.5	15,378.1	5,061.8
31 PUD Oil	01/20	624	81.7202 WI	41.0	3,880.2	3,880.2	1,740.8	3,237.8	904.1	12,010.4		
TBD 22-23 PUD 5 (2.0 WC B)			60.6259 NI	1	854.7	854.7	518.1	29,893.4	1,850.7	6,019.3	15,378.3	4,983.4
32 PUD Oil	03/20	625	81.7202 WI	41.0	3,880.2	3,880.2	1,740.8	3,237.8	904.1	12,010.4		
PHANTOM (WOLFCAMP XY) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
TBD 5-14 PUD 2 (2.0 XY)			58.5000 NI	1	391.1	391.1	228.8	13,199.6	1,432.1	3,630.5	10,288.5	3,214.4
33 PUD Oil	01/21	627	78.0000 WI	37.2	7,020.2	7,020.2	3,039.0	5,652.6	603.6	8,190.0		
PHANTOM (3RD BONE SPRINGS) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
TIGER PUD 1 (1.5 3RD BS)			72.2518 NI	1	511.9	511.9	369.9	21,338.0	1,463.4	4,616.9	11,791.7	3,196.4
34 PUD Oil	09/22	628	87.0568 WI	37.3	3,306.9	3,306.9	1,768.1	3,288.6	692.6	9,141.0		
PHANTOM (WOLFCAMP B) -- WINKLER COUNTY, TEXAS												
LILIS ENERGY, INC.												
TIGER PUD 2 (1.5 WC B)			72.2518 NI	1	631.7	631.7	456.4	26,331.1	1,630.2	5,261.9	15,024.0	5,532.0
35 PUD Oil	10/20	629	87.0568 WI	38.9	2,867.8	2,867.8	1,533.3	2,852.0	796.3	9,141.0		
W AXIS PUD 4 (1.5 WC B)			73.8673 NI	1	629.6	629.6	465.1	26,831.7	1,661.2	5,849.6	13,795.3	4,230.6
36 PUD Oil	08/21	633	98.4898 WI	37.5	2,858.4	2,858.4	1,562.5	2,906.2	811.5	10,341.4		
W SHAMMO PUD 1 (1.5 WC B)			37.9241 NI	1	629.6	629.6	238.8	13,775.6	852.9	3,002.9	7,083.0	2,242.4
37 PUD Oil	04/21	634	50.5655 WI	37.5	2,858.4	2,858.4	802.2	1,492.1	416.6	5,309.4		
GRAND TOTAL				37	22,998.5	22,998.5	14,927.0	861,180.4	59,870.8	183,239.8	432,571.4	134,869.5
					108,605.9	108,605.9	51,703.4	96,168.4	33,344.1	338,365.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: 6.294 1/16/2019 12:12:37 PM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Page 3

Rate-Time History-Forecast Curves And Tabular Reserves and Economics By Property Cawley, Gillespie & Associates, Inc. Petroleum Consultants

Figure 1

LILIS ENERGY, INC. -- A.G. HILL PUD 3 (1.0 WC A)
PHANTOM (WOLFCAMP A) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final		12/2018 Cumulatives	35.03 Year Life (01/2054) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	9,931.	96.3	1.20	8.0	144.	Initial	Final	Oil - mbbls	0.0	419.9	419.9	75.000 NI	314.893	18,167.059	1,031.345	4,455.185	6,730.190	1,461.608
Gas - mcf/mo	30,388.	0.0	0.00	8.0	442.	3,060.	3,060.	Gas - mmcf	0.0	1,284.8	1,284.8	100.000 WI	713.044	1,326.261	518.377	8,000.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : WOLFCAMP A

A.G. HILL PUD 3 (1.0 WC A)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 587

Table 1 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- A.G. HILL PUD 3 (1.0 WC A) PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 25.7 78.8 6.5 19.305 43.714 4.838 57.693 1.860 15.734 12-2022 92.9 284.1 23.3 69.642 157.698 17.454 57.693 1.860 15.734 12-2023 45.7 139.9 11.5 34.282 77.628 8.592 57.693 1.860 15.734 12-2024 31.8 97.2 8.0 23.833 53.967 5.973 57.693 1.860 15.734 12-2025 24.6 75.4 6.2 18.474 41.832 4.630 57.693 1.860 15.734 12-2026 20.3 62.2 5.1 15.239 34.508 3.819 57.693 1.860 15.734 12-2027 17.4 53.2 4.4 13.037 29.522 3.268 57.693 1.860 15.734 12-2028 15.3 46.8 3.8 11.463 25.957 2.873 57.693 1.860 15.734 12-2029 13.6 41.6 3.4 10.205 23.109 2.558 57.693 1.860 15.734 12-2030 12.3 37.7 3.1 9.237 20.916 2.315 57.693 1.860 15.734 12-2031 11.3 34.5 2.8 8.450 19.133 2.118 57.693 1.860 15.734 12-2032 10.4 31.8 2.6 7.792 17.644 1.953 57.693 1.860 15.734 12-2033 9.5 29.2 2.4 7.148 16.187 1.792 57.693 1.860 15.734 12-2034 8.8 26.8 2.2 6.577 14.893 1.648 57.693 1.860 15.734 12-2035 8.1 24.7 2.0 6.051 13.702 1.517 57.693 1.860 15.734 12-2036 7.4 22.8 1.9 5.582 12.640 1.399 57.693 1.860 15.734 12-2037 6.8 20.9 1.7 5.121 11.596 1.284 57.693 1.860 15.734 S Tot 361.9 1,107.5 90.7 271.439 614.646 68.030 57.693 1.860 15.734 After 57.9 177.3 14.5 43.454 98.398 10.891 57.693 1.860 15.734 Total 419.9 1,284.8 105.2 314.893 713.044 78.921 57.693 1.860 15.734 Cum .0 .0 .0 Ult 419.9 1,284.8 105.2 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 1,113.747 81.308 76.128 0.000 0.000 1,271.182 63.227 31.780 4.870 12-2022 4,017.863 293.319 274.634 0.000 0.000 4,585.816 228.094 114.645 5.219 12-2023 1,977.829 144.389 135.191 0.000 0.000 2,257.409 112.282 56.435 5.889 12-2024 1,374.981 100.379 93.984 0.000 0.000 1,569.345 78.058 39.234 6.466 12-2025 1,065.792 77.807 72.850 0.000 0.000 1,216.449 60.505 30.411 7.016 12-2026 879.197 64.185 60.096 0.000 0.000 1,003.477 49.912 25.087 7.536 12-2027 752.168 54.911 51.413 0.000 0.000 858.492 42.701 21.462 8.036 12-2028 661.325 48.279 45.204 0.000 0.000 754.807 37.543 18.870 8.512 12-2029 588.769 42.982 40.244 0.000 0.000 671.996 33.424 16.800 8.998 12-2030 532.904 38.904 36.426 0.000 0.000 608.233 30.253 15.206 9.462 12-2031 487.481 35.588 33.321 0.000 0.000 556.390 27.674 13.910 9.918 12-2032 449.533 32.818 30.727 0.000 0.000 513.078 25.520 12.827 10.370 12-2033 412.416 30.108 28.190 0.000 0.000 470.714 23.413 11.768 10.892 12-2034 379.445 27.701 25.936 0.000 0.000 433.082 21.541 10.827 11.441 12-2035 349.109 25.486 23.863 0.000 0.000 398.458 19.819 9.961 12.038 12-2036 322.042 23.510 22.013 0.000 0.000 367.565 18.282 9.189 12.665 12-2037 295.452 21.569 20.195 0.000 0.000 337.216 16.773 8.430 13.394 S Tot 15,660.055 1,143.241 1,070.416 0.000 0.000 17,873.711 889.022 446.843 7.255 After 2,507.005 183.020 171.362 0.000 0.000 2,861.387 142.323 71.535 21.242 Total 18,167.059 1,326.261 1,241.777 0.000 0.000 20,735.098 1,031.345 518.377 9.185 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 8.893 1 1.0 0.000 0.000 135.906 8,000.000 -6,968.624 -6,968.624 -5,400.564 12-2022 69.600 1 1.0 0.000 0.000 490.282 .000 3,683.194 -3,285.430 -2,739.264 12-2023 69.600 1 1.0 0.000 0.000 241.346 .000 1,777.747 -1,507.683 -1,576.886 12-2024 69.600 1 1.0 0.000 0.000 167.783 .000 1,214.670 -293.013 -855.834 12-2025 69.600 1 1.0 0.000 0.000 130.054 .000 925.879 632.866 -356.519 12-2026 69.600 1 1.0 0.000 0.000 107.285 .000 751.594 1,384.460 11.852 12-2027 69.600 1 1.0 0.000 0.000 91.784 .000 632.945 2,017.405 293.820 12-2028 69.600 1 1.0 0.000 0.000 80.699 .000 548.095 2,565.500 515.742 12-2029 69.600 1 1.0 0.000 0.000 71.845 .000 480.327 3,045.827 692.509 12-2030 69.600 1 1.0 0.000 0.000 65.028 .000 428.147 3,473.973 835.745 12-2031 69.600 1 1.0 0.000 0.000 59.485 .000 385.721 3,859.694 953.054 12-2032 69.600 1 1.0 0.000 0.000 54.855 .000 350.276 4,209.970 1,049.895 12-2033 69.600 1 1.0 0.000 0.000 50.325 .000 315.608 4,525.579 1,129.212 12-2034 69.600 1 1.0 0.000 0.000 46.302 .000 284.812 4,810.390 1,194.288 12-2035 69.600 1 1.0 0.000 0.000 42.600 .000 256.477 5,066.868 1,247.566 12-2036 69.600 1 1.0 0.000 0.000 39.297 .000 231.196 5,298.064 1,291.226 12-2037 69.600 1 1.0 0.000 0.000 36.053 .000 206.360 5,504.425 1,326.650 S Tot 1,122.493 0.000 0.000 1,910.928 8,000.000 5,504.425 5,504.425 1,326.650 After 1,115.845 0.000 0.000 305.919 .000 1,225.766 6,730.190 1,461.608 Total 2,238.338 0.000 0.000 2,216.847 8,000.000 6,730.190 6,730.190 1,461.608 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 3,223.208 Oil Rate 19,922. 143. bbls/mo 96.3% 1.20 0.0% 3,093. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 2,037.059 Gas Rate 60,964. 438. Mcf/mo 0.0% 0.00 0.0% 10.00 1,461.608 GOR 3,060. 3,060. scf/bbl Revenue 12.00 1,007.505 NGL Rate 2,453. 36. bbls/mo Oil 75.0000 75.0000 NGL Yield 40.2 83.9 bbl/MMcf Gas 75.0000 75.0000 15.00 492.257 Gas Shrinkage 63.1 25.9% ______________________________ ______________________ 20.00 -71.998 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 18.1 % Start Date: 11/2021 2 Months in year ‘21 32.201 Year Life (01/2054) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 587 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 1

Figure 2

LILIS ENERGY, INC. -- A.G. HILL PUD 4 (1.0 WC B)

PHANTOM (WOLFCAMP B) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	35.31 Year Life (04/2054) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	10,326.	96.3	1.20	7.8	136.			Oil - mbbls	0.0	427.9	427.9	75.000	NI	320.894	18,513.286	1,146.176	4,562.994	8,126.925	2,273.861
Gas - mcf/mo	46,880.	0.0	0.00	7.8	616.	4,540.	4,540.	Gas - mmcf	0.0	1,942.5	1,942.5	100.000	WI	1,078.076	2,005.222	559.900	8,000.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP B

A.G. HILL PUD 4 (1.0 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 588

Table 2 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- A.G. HILL PUD 4 (1.0 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 98.8 448.4 36.7 74.082 248.885 27.547 57.693 1.860 15.734 12-2022 55.0 249.5 20.4 41.218 138.477 15.327 57.693 1.860 15.734 12-2023 35.7 162.0 13.3 26.761 89.907 9.951 57.693 1.860 15.734 12-2024 27.0 122.7 10.0 20.269 68.097 7.537 57.693 1.860 15.734 12-2025 21.9 99.3 8.1 16.404 55.109 6.100 57.693 1.860 15.734 12-2026 18.5 84.1 6.9 13.889 46.662 5.165 57.693 1.860 15.734 12-2027 16.1 73.2 6.0 12.093 40.627 4.497 57.693 1.860 15.734 12-2028 14.4 65.2 5.3 10.767 36.174 4.004 57.693 1.860 15.734 12-2029 12.9 58.6 4.8 9.678 32.514 3.599 57.693 1.860 15.734 12-2030 11.8 53.4 4.4 8.825 29.648 3.282 57.693 1.860 15.734 12-2031 10.8 49.1 4.0 8.109 27.244 3.015 57.693 1.860 15.734 12-2032 10.0 45.3 3.7 7.480 25.131 2.782 57.693 1.860 15.734 12-2033 9.2 41.5 3.4 6.863 23.056 2.552 57.693 1.860 15.734 12-2034 8.4 38.2 3.1 6.314 21.213 2.348 57.693 1.860 15.734 12-2035 7.7 35.2 2.9 5.809 19.517 2.160 57.693 1.860 15.734 12-2036 7.1 32.4 2.7 5.359 18.004 1.993 57.693 1.860 15.734 12-2037 6.6 29.8 2.4 4.916 16.517 1.828 57.693 1.860 15.734 S Tot 371.8 1,687.9 138.2 278.837 936.782 103.685 57.693 1.860 15.734 After 56.1 254.6 20.9 42.057 141.294 15.639 57.693 1.860 15.734 Total 427.9 1,942.5 159.1 320.894 1,078.076 119.324 57.693 1.860 15.734 Cum .0 .0 .0 Ult 427.9 1,942.5 159.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 4,273.981 462.926 433.437 0.000 0.000 5,170.344 264.606 129.259 4.322 12-2022 2,377.992 257.566 241.159 0.000 0.000 2,876.718 147.224 71.918 4.845 12-2023 1,543.924 167.226 156.574 0.000 0.000 1,867.725 95.586 46.693 5.351 12-2024 1,169.391 126.660 118.591 0.000 0.000 1,414.642 72.398 35.366 5.813 12-2025 946.368 102.504 95.974 0.000 0.000 1,144.845 58.591 28.621 6.263 12-2026 801.309 86.792 81.263 0.000 0.000 969.364 49.610 24.234 6.689 12-2027 697.663 75.566 70.752 0.000 0.000 843.980 43.193 21.100 7.102 12-2028 621.200 67.284 62.998 0.000 0.000 751.481 38.459 18.787 7.495 12-2029 558.340 60.475 56.623 0.000 0.000 675.438 34.567 16.886 7.899 12-2030 509.131 55.145 51.633 0.000 0.000 615.909 31.521 15.398 8.285 12-2031 467.843 50.673 47.445 0.000 0.000 565.962 28.965 14.149 8.671 12-2032 431.571 46.745 43.767 0.000 0.000 522.082 26.719 13.052 9.072 12-2033 395.937 42.885 40.153 0.000 0.000 478.975 24.513 11.974 9.537 12-2034 364.283 39.456 36.943 0.000 0.000 440.682 22.553 11.017 10.026 12-2035 335.159 36.302 33.990 0.000 0.000 405.451 20.750 10.136 10.557 12-2036 309.174 33.487 31.354 0.000 0.000 374.016 19.141 9.350 11.116 12-2037 283.647 30.722 28.765 0.000 0.000 343.134 17.561 8.578 11.765 S Tot 16,086.912 1,742.415 1,631.422 0.000 0.000 19,460.749 995.957 486.519 6.235 After 2,426.373 262.807 246.066 0.000 0.000 2,935.246 150.219 73.381 18.886 Total 18,513.286 2,005.222 1,877.488 0.000 0.000 22,395.995 1,146.176 559.900 7.893 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 55.381 1 1.0 0.000 0.000 521.535 8,000.000 -3,800.437 -3,800.437 -3,286.248 12-2022 69.600 1 1.0 0.000 0.000 290.176 .000 2,297.800 -1,502.637 -1,632.397 12-2023 69.600 1 1.0 0.000 0.000 188.398 .000 1,467.447 -35.190 -673.843 12-2024 69.600 1 1.0 0.000 0.000 142.696 .000 1,094.582 1,059.393 -24.373 12-2025 69.600 1 1.0 0.000 0.000 115.481 .000 872.552 1,931.945 446.059 12-2026 69.600 1 1.0 0.000 0.000 97.780 .000 728.140 2,660.085 802.871 12-2027 69.600 1 1.0 0.000 0.000 85.133 .000 624.955 3,285.040 1,081.245 12-2028 69.600 1 1.0 0.000 0.000 75.802 .000 548.833 3,833.873 1,303.444 12-2029 69.600 1 1.0 0.000 0.000 68.132 .000 486.253 4,320.126 1,482.379 12-2030 69.600 1 1.0 0.000 0.000 62.127 .000 437.264 4,757.389 1,628.655 12-2031 69.600 1 1.0 0.000 0.000 57.089 .000 396.159 5,153.548 1,749.138 12-2032 69.600 1 1.0 0.000 0.000 52.663 .000 360.048 5,513.597 1,848.679 12-2033 69.600 1 1.0 0.000 0.000 48.314 .000 324.573 5,838.170 1,930.250 12-2034 69.600 1 1.0 0.000 0.000 44.452 .000 293.060 6,131.231 1,997.210 12-2035 69.600 1 1.0 0.000 0.000 40.898 .000 264.067 6,395.297 2,052.064 12-2036 69.600 1 1.0 0.000 0.000 37.727 .000 238.197 6,633.494 2,097.046 12-2037 69.600 1 1.0 0.000 0.000 34.612 .000 212.783 6,846.277 2,133.572 S Tot 1,168.981 0.000 0.000 1,963.016 8,000.000 6,846.277 6,846.277 2,133.572 After 1,134.918 0.000 0.000 296.080 .000 1,280.647 8,126.925 2,273.861 Total 2,303.899 0.000 0.000 2,259.095 8,000.000 8,126.925 8,126.925 2,273.861 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 4,282.945 Oil Rate 20,227. 134. bbls/mo 96.3% 1.20 0.0% 3,180. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 2,940.715 Gas Rate 91,831. 610. Mcf/mo 0.0% 0.00 0.0% 10.00 2,273.861 GOR 4,540. 4,540. scf/bbl Revenue 12.00 1,736.516 NGL Rate 3,910. 51. bbls/mo Oil 75.0000 75.0000 NGL Yield 42.6 84.2 bbl/MMcf Gas 75.0000 75.0000 15.00 1,109.263 Gas Shrinkage 62.2 25.6% ______________________________ ______________________ 20.00 386.295 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 18.1 % Start Date: 03/2021 10 Months in year ‘21 33.143 Year Life (04/2054) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 588 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 2

Figure 3

LILIS ENERGY, INC. -- ANTELOPE PUD 1 (1.5 3RD BS)
PHANTOM (3RD BONE SPRINGS) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			12/2018 Cumulatives	35.31 Year Life (04/2054) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	7,065.	96.3	1.20	7.8	104.	Initial	Final	Oil - mbbls	0.0	291.2	291.2	77.336 NI	225.194	12,992.048	1,090.471	3,748.570	6,194.794	1,129.889
Gas - mcf/mo	76,869.	0.0	0.00	7.8	1,129.	10,800.	10,800.	Gas - mmcf	0.0	3,168.1	3,168.1	100.000 WI	1,813.079	3,372.326	488.047	8,000.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir: 3RD BONE SPRINGS

ANTELOPE PUD 1 (1.5 3RD BS)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 564

Cawley, Gillespie & Associates, Inc.

Table 3 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- ANTELOPE PUD 1 (1.5 3RD BS) PHANTOM (3RD BONE SPRINGS) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 47.9 521.0 42.7 37.031 298.146 32.999 57.693 1.860 15.734 12-2023 46.9 510.1 41.8 36.257 291.912 32.309 57.693 1.860 15.734 12-2024 27.6 300.2 24.6 21.341 171.822 19.018 57.693 1.860 15.734 12-2025 20.0 218.0 17.9 15.496 124.762 13.809 57.693 1.860 15.734 12-2026 16.0 173.6 14.2 12.338 99.337 10.995 57.693 1.860 15.734 12-2027 13.3 145.2 11.9 10.322 83.105 9.198 57.693 1.860 15.734 12-2028 11.6 125.7 10.3 8.936 71.948 7.963 57.693 1.860 15.734 12-2029 10.2 110.7 9.1 7.866 63.334 7.010 57.693 1.860 15.734 12-2030 9.1 99.3 8.1 7.059 56.833 6.290 57.693 1.860 15.734 12-2031 8.3 90.2 7.4 6.414 51.640 5.716 57.693 1.860 15.734 12-2032 7.6 83.0 6.8 5.898 47.490 5.256 57.693 1.860 15.734 12-2033 7.0 76.1 6.2 5.411 43.567 4.822 57.693 1.860 15.734 12-2034 6.4 70.0 5.7 4.979 40.084 4.437 57.693 1.860 15.734 12-2035 5.9 64.4 5.3 4.581 36.879 4.082 57.693 1.860 15.734 12-2036 5.5 59.4 4.9 4.225 34.020 3.765 57.693 1.860 15.734 12-2037 5.0 54.5 4.5 3.877 31.211 3.455 57.693 1.860 15.734 S Tot 248.3 2,701.6 221.3 192.032 1,546.091 171.125 57.693 1.860 15.734 After 42.9 466.5 38.2 33.161 266.988 29.551 57.693 1.860 15.734 Total 291.2 3,168.1 259.5 225.194 1,813.079 200.675 57.693 1.860 15.734 Cum .0 .0 .0 Ult 291.2 3,168.1 259.5 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 2,136.434 554.551 519.226 0.000 0.000 3,210.210 179.319 80.255 2.635 12-2023 2,091.767 542.957 508.370 0.000 0.000 3,143.093 175.570 78.577 2.994 12-2024 1,231.235 319.590 299.232 0.000 0.000 1,850.056 103.342 46.251 3.454 12-2025 894.013 232.058 217.275 0.000 0.000 1,343.346 75.038 33.584 3.875 12-2026 711.821 184.766 172.997 0.000 0.000 1,069.584 59.746 26.740 4.268 12-2027 595.507 154.575 144.728 0.000 0.000 894.810 49.983 22.370 4.646 12-2028 515.561 133.823 125.299 0.000 0.000 774.683 43.273 19.367 5.004 12-2029 453.838 117.802 110.298 0.000 0.000 681.938 38.092 17.048 5.366 12-2030 407.249 105.709 98.975 0.000 0.000 611.933 34.182 15.298 5.713 12-2031 370.038 96.050 89.932 0.000 0.000 556.020 31.059 13.900 6.052 12-2032 340.298 88.331 82.704 0.000 0.000 511.333 28.563 12.783 6.377 12-2033 312.191 81.035 75.873 0.000 0.000 469.099 26.203 11.727 6.740 12-2034 287.232 74.556 69.807 0.000 0.000 431.596 24.108 10.790 7.123 12-2035 264.269 68.596 64.226 0.000 0.000 397.091 22.181 9.927 7.539 12-2036 243.780 63.278 59.247 0.000 0.000 366.304 20.461 9.158 7.976 12-2037 223.652 58.053 54.355 0.000 0.000 336.059 18.772 8.401 8.484 S Tot 11,078.885 2,875.729 2,692.543 0.000 0.000 16,647.157 929.892 416.179 4.256 After 1,913.164 496.597 464.963 0.000 0.000 2,874.724 160.579 71.868 14.053 Total 12,992.048 3,372.326 3,157.506 0.000 0.000 19,521.881 1,090.471 488.047 5.699 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2022 32.181 1 1.0 0.000 0.000 252.824 8,000.000 -5,334.369 -5,334.369 -3,934.830 12-2023 69.600 1 1.0 0.000 0.000 247.538 .000 2,571.808 -2,762.561 -2,249.707 12-2024 69.600 1 1.0 0.000 0.000 145.704 .000 1,485.159 -1,277.402 -1,367.456 12-2025 69.600 1 1.0 0.000 0.000 105.797 .000 1,059.328 -218.074 -795.967 12-2026 69.600 1 1.0 0.000 0.000 84.236 .000 829.262 611.188 -389.440 12-2027 69.600 1 1.0 0.000 0.000 70.472 .000 682.385 1,293.573 -85.401 12-2028 69.600 1 1.0 0.000 0.000 61.011 .000 581.432 1,875.005 150.045 12-2029 69.600 1 1.0 0.000 0.000 53.707 .000 503.491 2,378.496 335.352 12-2030 69.600 1 1.0 0.000 0.000 48.194 .000 444.659 2,823.155 484.121 12-2031 69.600 1 1.0 0.000 0.000 43.790 .000 397.671 3,220.826 605.071 12-2032 69.600 1 1.0 0.000 0.000 40.271 .000 360.117 3,580.942 704.632 12-2033 69.600 1 1.0 0.000 0.000 36.945 .000 324.624 3,905.566 786.215 12-2034 69.600 1 1.0 0.000 0.000 33.991 .000 293.107 4,198.673 853.186 12-2035 69.600 1 1.0 0.000 0.000 31.273 .000 264.109 4,462.782 908.049 12-2036 69.600 1 1.0 0.000 0.000 28.849 .000 238.236 4,701.019 953.038 12-2037 69.600 1 1.0 0.000 0.000 26.467 .000 212.819 4,913.838 989.571 S Tot 1,076.181 0.000 0.000 1,311.068 8,000.000 4,913.838 4,913.838 989.571 After 1,134.918 0.000 0.000 226.403 .000 1,280.956 6,194.794 1,129.889 Total 2,211.099 0.000 0.000 1,537.471 8,000.000 6,194.794 6,194.794 1,129.889 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 2,777.822 Oil Rate 13,839. 102. bbls/mo 96.3% 1.20 0.0% 3,180. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 1,659.810 Gas Rate 150,574. 1,119. Mcf/mo 0.0% 0.00 0.0% 10.00 1,129.889 GOR 10,800. 10,800. scf/bbl Revenue 12.00 720.005 NGL Rate 6,412. 94. bbls/mo Oil 77.3363 77.3363 NGL Yield 42.6 84.2 bbl/MMcf Gas 77.3363 77.3363 15.00 267.307 Gas Shrinkage 62.2 25.4% ______________________________ ______________________ 20.00 -204.774 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 17.7 % Start Date: 07/2022 6 Months in year ‘22 31.810 Year Life (04/2054) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 564 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 3

Figure 4

LILIS ENERGY, INC. -- BISON PUD 1 (1.5 WC A)

PHANTOM (WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	40.44 Year Life (06/2059) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,751.	96.3	1.20	8.0	139.			Oil - mbbls	0.0	619.0	619.0	69.319	NI	429.097	24,755.822	1,450.106	5,333.857	11,768.039	3,193.107
Gas - mcf/mo	52,810.	0.0	0.00	8.0	497.	3,580.	3,580.	Gas - mmcf	0.0	2,216.1	2,216.1	91.206	WI	1,136.764	2,114.382	721.247	9,576.649		



OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
10,000.
1,000.
100.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir: WOLFCAMP A

BISON PUD 1 (1.5 WC A)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 590

Table 4 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- BISON PUD 1 (1.5 WC A) PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 122.2 437.4 35.8 84.687 224.353 24.832 57.693 1.860 15.734 12-2023 87.0 311.4 25.5 60.290 159.719 17.678 57.693 1.860 15.734 12-2024 54.1 193.8 15.9 37.527 99.416 11.004 57.693 1.860 15.734 12-2025 40.1 143.5 11.8 27.787 73.613 8.148 57.693 1.860 15.734 12-2026 32.2 115.4 9.5 22.349 59.208 6.553 57.693 1.860 15.734 12-2027 27.1 97.2 8.0 18.814 49.843 5.517 57.693 1.860 15.734 12-2028 23.6 84.5 6.9 16.357 43.334 4.796 57.693 1.860 15.734 12-2029 20.8 74.6 6.1 14.443 38.263 4.235 57.693 1.860 15.734 12-2030 18.7 67.1 5.5 12.990 34.414 3.809 57.693 1.860 15.734 12-2031 17.1 61.1 5.0 11.825 31.327 3.467 57.693 1.860 15.734 12-2032 15.7 56.2 4.6 10.886 28.839 3.192 57.693 1.860 15.734 12-2033 14.4 51.6 4.2 9.987 26.458 2.928 57.693 1.860 15.734 12-2034 13.3 47.5 3.9 9.189 24.342 2.694 57.693 1.860 15.734 12-2035 12.2 43.7 3.6 8.454 22.396 2.479 57.693 1.860 15.734 12-2036 11.3 40.3 3.3 7.799 20.660 2.287 57.693 1.860 15.734 12-2037 10.3 37.0 3.0 7.155 18.954 2.098 57.693 1.860 15.734 S Tot 520.1 1,862.0 152.5 360.539 955.139 105.717 57.693 1.860 15.734 After 98.9 354.1 29.0 68.558 181.625 20.103 57.693 1.860 15.734 Total 619.0 2,216.1 181.5 429.097 1,136.764 125.819 57.693 1.860 15.734 Cum .0 .0 .0 Ult 619.0 2,216.1 181.5 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 4,885.838 417.297 390.715 0.000 0.000 5,693.849 286.195 142.346 4.545 12-2023 3,478.278 297.078 278.154 0.000 0.000 4,053.509 203.745 101.338 4.902 12-2024 2,165.032 184.914 173.135 0.000 0.000 2,523.081 126.820 63.077 5.293 12-2025 1,603.107 136.921 128.199 0.000 0.000 1,868.226 93.904 46.706 5.656 12-2026 1,289.397 110.127 103.112 0.000 0.000 1,502.636 75.528 37.566 5.997 12-2027 1,085.442 92.707 86.802 0.000 0.000 1,264.951 63.581 31.624 6.324 12-2028 943.704 80.601 75.467 0.000 0.000 1,099.772 55.279 27.494 6.634 12-2029 833.268 71.169 66.635 0.000 0.000 971.073 48.810 24.277 6.949 12-2030 749.458 64.011 59.933 0.000 0.000 873.402 43.901 21.835 7.250 12-2031 682.214 58.268 54.556 0.000 0.000 795.038 39.962 19.876 7.546 12-2032 628.035 53.640 50.223 0.000 0.000 731.899 36.788 18.297 7.829 12-2033 576.179 49.211 46.076 0.000 0.000 671.467 33.750 16.787 8.151 12-2034 530.115 45.277 42.393 0.000 0.000 617.784 31.052 15.445 8.489 12-2035 487.734 41.657 39.003 0.000 0.000 568.394 28.570 14.210 8.857 12-2036 449.919 38.427 35.980 0.000 0.000 524.326 26.355 13.108 9.244 12-2037 412.771 35.255 33.009 0.000 0.000 481.034 24.179 12.026 9.693 S Tot 20,800.492 1,776.559 1,663.391 0.000 0.000 24,240.442 1,218.417 606.011 5.942 After 3,955.330 337.823 316.303 0.000 0.000 4,609.456 231.689 115.236 16.417 Total 24,755.822 2,114.382 1,979.694 0.000 0.000 28,849.899 1,450.106 721.247 7.616 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2022 39.931 1 0.9 0.000 0.000 588.329 9,576.649 -4,939.600 -4,939.600 -3,776.140 12-2023 63.480 1 0.9 0.000 0.000 418.837 .000 3,266.110 -1,673.490 -1,637.786 12-2024 63.480 1 0.9 0.000 0.000 260.703 .000 2,009.003 335.512 -444.667 12-2025 63.480 1 0.9 0.000 0.000 193.038 .000 1,471.098 1,806.611 348.848 12-2026 63.480 1 0.9 0.000 0.000 155.263 .000 1,170.799 2,977.410 922.747 12-2027 63.480 1 0.9 0.000 0.000 130.704 .000 975.563 3,952.973 1,357.377 12-2028 63.480 1 0.9 0.000 0.000 113.636 .000 839.884 4,792.856 1,697.456 12-2029 63.480 1 0.9 0.000 0.000 100.338 .000 734.168 5,527.025 1,967.647 12-2030 63.480 1 0.9 0.000 0.000 90.246 .000 653.941 6,180.966 2,186.424 12-2031 63.480 1 0.9 0.000 0.000 82.149 .000 589.572 6,770.538 2,365.732 12-2032 63.480 1 0.9 0.000 0.000 75.625 .000 537.709 7,308.247 2,514.384 12-2033 63.480 1 0.9 0.000 0.000 69.381 .000 488.069 7,796.316 2,637.039 12-2034 63.480 1 0.9 0.000 0.000 63.834 .000 443.974 8,240.290 2,738.477 12-2035 63.480 1 0.9 0.000 0.000 58.731 .000 403.405 8,643.695 2,822.272 12-2036 63.480 1 0.9 0.000 0.000 54.177 .000 367.207 9,010.902 2,891.611 12-2037 63.480 1 0.9 0.000 0.000 49.704 .000 331.646 9,342.548 2,948.539 S Tot 992.123 0.000 0.000 2,504.694 9,576.649 9,342.548 9,342.548 2,948.539 After 1,360.758 0.000 0.000 476.282 .000 2,425.492 11,768.039 3,193.107 Total 2,352.881 0.000 0.000 2,980.976 9,576.649 11,768.039 11,768.039 3,193.107 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 5,986.872 Oil Rate 28,895. 138. bbls/mo 96.3% 1.20 0.0% 3,179. 5,798. $/w/mo Expense 91.2062 91.2062 8.00 4,098.732 Gas Rate 103,447. 494. Mcf/mo 0.0% 0.00 0.0% 10.00 3,193.107 GOR 3,580. 3,580. scf/bbl Revenue 12.00 2,482.114 NGL Rate 4,405. 41. bbls/mo Oil 69.3195 69.3195 NGL Yield 42.6 83.9 bbl/MMcf Gas 69.3195 69.3195 15.00 1,677.467 Gas Shrinkage 62.2 25.9% ______________________________ ______________________ 20.00 793.620 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 16.5 % Start Date: 05/2022 8 Months in year ‘22 37.108 Year Life (06/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 590 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 4

Figure 5

LILIS ENERGY, INC. -- BISON PUD 2 (1.5 WC B)

PHANTOM (WOLFCAMP B) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	39.62 Year Life (08/2058) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,631.	96.3	1.20	8.0	134.	4,540.	4,540.	Oil - mbbls	0.0	629.9	629.9	69.319 NI	436.643	25,191.149	1,559.610	5,429.433	13,146.826	4,400.450
Gas - mcf/mo	66,424.	0.0	0.00	8.0	606.			Gas - mmcf	0.0	2,859.7	2,859.7	91.206 WI	1,466.945	2,728.518	761.859	9,576.649		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP B

BISON PUD 2 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 591

Table 5 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- BISON PUD 2 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 37.9 172.2 14.1 26.287 88.315 9.775 57.693 1.860 15.734 12-2021 136.8 621.1 50.9 94.832 318.597 35.263 57.693 1.860 15.734 12-2022 67.3 305.7 25.0 46.682 156.832 17.359 57.693 1.860 15.734 12-2023 46.7 212.0 17.4 32.376 108.771 12.039 57.693 1.860 15.734 12-2024 36.4 165.3 13.5 25.232 84.771 9.383 57.693 1.860 15.734 12-2025 29.9 135.9 11.1 20.751 69.716 7.716 57.693 1.860 15.734 12-2026 25.6 116.3 9.5 17.753 59.643 6.601 57.693 1.860 15.734 12-2027 22.5 102.0 8.4 15.569 52.305 5.789 57.693 1.860 15.734 12-2028 20.1 91.3 7.5 13.937 46.821 5.182 57.693 1.860 15.734 12-2029 18.1 82.4 6.7 12.578 42.257 4.677 57.693 1.860 15.734 12-2030 16.6 75.4 6.2 11.506 38.655 4.278 57.693 1.860 15.734 12-2031 15.3 69.3 5.7 10.582 35.552 3.935 57.693 1.860 15.734 12-2032 14.1 63.9 5.2 9.762 32.796 3.630 57.693 1.860 15.734 12-2033 12.9 58.7 4.8 8.956 30.088 3.330 57.693 1.860 15.734 12-2034 11.9 54.0 4.4 8.240 27.683 3.064 57.693 1.860 15.734 12-2035 10.9 49.7 4.1 7.581 25.469 2.819 57.693 1.860 15.734 12-2036 10.1 45.8 3.8 6.993 23.495 2.600 57.693 1.860 15.734 12-2037 9.3 42.0 3.4 6.416 21.555 2.386 57.693 1.860 15.734 S Tot 542.5 2,462.8 201.7 376.033 1,263.320 139.827 57.693 1.860 15.734 After 87.4 397.0 32.5 60.610 203.625 22.538 57.693 1.860 15.734 Total 629.9 2,859.7 234.2 436.643 1,466.945 162.365 57.693 1.860 15.734 Cum .0 .0 .0 Ult 629.9 2,859.7 234.2 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 1,516.585 164.265 153.801 0.000 0.000 1,834.651 93.893 45.866 4.027 12-2021 5,471.109 592.590 554.842 0.000 0.000 6,618.541 338.722 165.464 4.228 12-2022 2,693.203 291.708 273.126 0.000 0.000 3,258.036 166.739 81.451 4.611 12-2023 1,867.864 202.313 189.426 0.000 0.000 2,259.603 115.641 56.490 4.944 12-2024 1,455.727 157.674 147.630 0.000 0.000 1,761.031 90.126 44.026 5.252 12-2025 1,197.199 129.672 121.412 0.000 0.000 1,448.282 74.120 36.207 5.554 12-2026 1,024.224 110.936 103.870 0.000 0.000 1,239.030 63.411 30.976 5.841 12-2027 898.206 97.287 91.090 0.000 0.000 1,086.582 55.609 27.165 6.119 12-2028 804.043 87.088 81.540 0.000 0.000 972.671 49.779 24.317 6.384 12-2029 725.653 78.597 73.591 0.000 0.000 877.841 44.926 21.946 6.657 12-2030 663.801 71.898 67.318 0.000 0.000 803.018 41.097 20.075 6.918 12-2031 610.524 66.127 61.915 0.000 0.000 738.566 37.798 18.464 7.186 12-2032 563.190 61.001 57.115 0.000 0.000 681.305 34.868 17.033 7.465 12-2033 516.688 55.964 52.399 0.000 0.000 625.051 31.989 15.626 7.790 12-2034 475.381 51.490 48.210 0.000 0.000 575.080 29.431 14.377 8.132 12-2035 437.375 47.373 44.356 0.000 0.000 529.104 27.078 13.228 8.504 12-2036 403.465 43.700 40.917 0.000 0.000 488.082 24.979 12.202 8.894 12-2037 370.152 40.092 37.538 0.000 0.000 447.782 22.916 11.195 9.348 S Tot 21,694.388 2,349.775 2,200.093 0.000 0.000 26,244.256 1,343.122 656.106 5.461 After 3,496.760 378.743 354.617 0.000 0.000 4,230.120 216.488 105.753 15.841 Total 25,191.149 2,728.518 2,554.710 0.000 0.000 30,474.377 1,559.610 761.859 6.902 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 8.111 1 0.9 0.000 0.000 182.620 9,576.649 -8,072.489 -8,072.489 -6,886.820 12-2021 63.480 1 0.9 0.000 0.000 658.804 .000 5,392.071 -2,680.417 -2,601.684 12-2022 63.480 1 0.9 0.000 0.000 324.302 .000 2,622.065 -58.353 -716.023 12-2023 63.480 1 0.9 0.000 0.000 224.919 .000 1,799.073 1,740.720 458.753 12-2024 63.480 1 0.9 0.000 0.000 175.292 .000 1,388.108 3,128.829 1,282.223 12-2025 63.480 1 0.9 0.000 0.000 144.161 .000 1,130.315 4,259.144 1,891.546 12-2026 63.480 1 0.9 0.000 0.000 123.332 .000 957.832 5,216.975 2,360.868 12-2027 63.480 1 0.9 0.000 0.000 108.158 .000 832.172 6,049.147 2,731.513 12-2028 63.480 1 0.9 0.000 0.000 96.819 .000 738.277 6,787.424 3,030.389 12-2029 63.480 1 0.9 0.000 0.000 87.380 .000 660.110 7,447.534 3,273.286 12-2030 63.480 1 0.9 0.000 0.000 79.932 .000 598.434 8,045.968 3,473.469 12-2031 63.480 1 0.9 0.000 0.000 73.516 .000 545.308 8,591.276 3,639.307 12-2032 63.480 1 0.9 0.000 0.000 67.817 .000 498.109 9,089.385 3,777.013 12-2033 63.480 1 0.9 0.000 0.000 62.217 .000 451.740 9,541.124 3,890.538 12-2034 63.480 1 0.9 0.000 0.000 57.243 .000 410.549 9,951.674 3,984.340 12-2035 63.480 1 0.9 0.000 0.000 52.667 .000 372.652 10,324.325 4,061.748 12-2036 63.480 1 0.9 0.000 0.000 48.583 .000 338.838 10,663.164 4,125.730 12-2037 63.480 1 0.9 0.000 0.000 44.572 .000 305.620 10,968.784 4,178.191 S Tot 1,087.263 0.000 0.000 2,612.333 9,576.649 10,968.784 10,968.784 4,178.191 After 1,308.774 0.000 0.000 421.063 .000 2,178.042 13,146.826 4,400.450 Total 2,396.037 0.000 0.000 3,033.396 9,576.649 13,146.826 13,146.826 4,400.450 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 7,384.112 Oil Rate 29,352. 132. bbls/mo 96.3% 1.20 0.0% 3,092. 5,798. $/w/mo Expense 91.2062 91.2062 8.00 5,392.909 Gas Rate 133,258. 601. Mcf/mo 0.0% 0.00 0.0% 10.00 4,400.450 GOR 4,540. 4,540. scf/bbl Revenue 12.00 3,595.758 NGL Rate 5,362. 50. bbls/mo Oil 69.3195 69.3195 NGL Yield 40.2 84.0 bbl/MMcf Gas 69.3195 69.3195 15.00 2,645.918 Gas Shrinkage 63.1 25.7% ______________________________ ______________________ 20.00 1,524.789 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 16.4 % Start Date: 11/2020 2 Months in year ‘20 37.792 Year Life (08/2058) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 591 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 5

Figure 6

LILIS ENERGY, INC. -- E AXIS PUD 1 (1.5 WC B)

PHANTOM (WOLFCAMP B) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			12/2018 Cumulatives	40.11 Year Life (02/2059) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,984.	96.3	1.20	8.1	135.	Initial	Final	Oil - mbbls	0.0	629.6	629.6	75.000 NI	472.210	27,243.135	1,686.650	5,939.257	14,006.892	4,330.437
Gas - mcf/mo	68,029.	0.0	0.00	8.1	614.	4,540.	4,540.	Gas - mmcf	0.0	2,858.4	2,858.4	100.000 WI	1,586.438	2,950.774	823.918	10,500.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035

TIME (years)

Reservoir : WOLFCAMP B

E AXIS PUD 1 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 592

Table 6 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- E AXIS PUD 1 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 101.6 461.1 37.8 76.166 255.888 28.322 57.693 1.860 15.734 12-2022 99.4 451.4 37.0 74.574 250.538 27.730 57.693 1.860 15.734 12-2023 58.4 265.1 21.7 43.795 147.133 16.285 57.693 1.860 15.734 12-2024 42.6 193.5 15.9 31.972 107.415 11.889 57.693 1.860 15.734 12-2025 33.8 153.6 12.6 25.377 85.257 9.436 57.693 1.860 15.734 12-2026 28.3 128.5 10.5 21.230 71.326 7.894 57.693 1.860 15.734 12-2027 24.4 111.0 9.1 18.333 61.593 6.817 57.693 1.860 15.734 12-2028 21.6 98.2 8.0 16.227 54.516 6.034 57.693 1.860 15.734 12-2029 19.4 87.9 7.2 14.519 48.778 5.399 57.693 1.860 15.734 12-2030 17.6 79.9 6.5 13.192 44.321 4.906 57.693 1.860 15.734 12-2031 16.1 73.2 6.0 12.100 40.652 4.499 57.693 1.860 15.734 12-2032 14.9 67.6 5.5 11.162 37.499 4.150 57.693 1.860 15.734 12-2033 13.7 62.0 5.1 10.240 34.403 3.808 57.693 1.860 15.734 12-2034 12.6 57.0 4.7 9.421 31.652 3.503 57.693 1.860 15.734 12-2035 11.6 52.5 4.3 8.668 29.122 3.223 57.693 1.860 15.734 12-2036 10.7 48.4 4.0 7.996 26.864 2.973 57.693 1.860 15.734 12-2037 9.8 44.4 3.6 7.336 24.646 2.728 57.693 1.860 15.734 S Tot 536.4 2,435.3 199.5 402.310 1,351.600 149.598 57.693 1.860 15.734 After 93.2 423.1 34.7 69.900 234.837 25.992 57.693 1.860 15.734 Total 629.6 2,858.4 234.1 472.210 1,586.438 175.590 57.693 1.860 15.734 Cum .0 .0 .0 Ult 629.6 2,858.4 234.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 4,394.237 475.951 445.633 0.000 0.000 5,315.821 272.052 132.896 4.142 12-2022 4,302.365 466.000 436.316 0.000 0.000 5,204.681 266.364 130.117 4.426 12-2023 2,526.650 273.668 256.235 0.000 0.000 3,056.553 156.427 76.414 4.790 12-2024 1,844.579 199.791 187.064 0.000 0.000 2,231.435 114.200 55.786 5.116 12-2025 1,464.081 158.578 148.477 0.000 0.000 1,771.136 90.643 44.278 5.430 12-2026 1,224.845 132.666 124.215 0.000 0.000 1,481.726 75.831 37.043 5.727 12-2027 1,057.699 114.562 107.264 0.000 0.000 1,279.525 65.483 31.988 6.015 12-2028 936.171 101.399 94.940 0.000 0.000 1,132.510 57.959 28.313 6.288 12-2029 837.633 90.726 84.947 0.000 0.000 1,013.306 51.859 25.333 6.568 12-2030 761.097 82.436 77.185 0.000 0.000 920.719 47.120 23.018 6.836 12-2031 698.095 75.612 70.796 0.000 0.000 844.504 43.220 21.113 7.100 12-2032 643.952 69.748 65.305 0.000 0.000 779.005 39.868 19.475 7.369 12-2033 590.782 63.989 59.913 0.000 0.000 714.684 36.576 17.867 7.680 12-2034 543.551 58.873 55.123 0.000 0.000 657.547 33.652 16.439 8.008 12-2035 500.095 54.167 50.716 0.000 0.000 604.978 30.961 15.124 8.364 12-2036 461.322 49.967 46.784 0.000 0.000 558.073 28.561 13.952 8.739 12-2037 423.232 45.841 42.921 0.000 0.000 511.995 26.203 12.800 9.174 S Tot 23,210.386 2,513.977 2,353.835 0.000 0.000 28,078.197 1,436.978 701.955 5.488 After 4,032.749 436.797 408.973 0.000 0.000 4,878.519 249.672 121.963 15.573 Total 27,243.135 2,950.774 2,762.808 0.000 0.000 32,956.716 1,686.650 823.918 6.981 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 32.181 1 1.0 0.000 0.000 536.209 10,500.000 -6,157.517 -6,157.517 -5,030.413 12-2022 69.600 1 1.0 0.000 0.000 524.999 .000 4,213.602 -1,943.915 -1,993.825 12-2023 69.600 1 1.0 0.000 0.000 308.316 .000 2,445.796 501.881 -395.614 12-2024 69.600 1 1.0 0.000 0.000 225.086 .000 1,766.763 2,268.644 652.863 12-2025 69.600 1 1.0 0.000 0.000 178.655 .000 1,387.959 3,656.604 1,401.237 12-2026 69.600 1 1.0 0.000 0.000 149.462 .000 1,149.789 4,806.392 1,964.697 12-2027 69.600 1 1.0 0.000 0.000 129.066 .000 983.387 5,789.780 2,402.739 12-2028 69.600 1 1.0 0.000 0.000 114.237 .000 862.401 6,652.181 2,751.892 12-2029 69.600 1 1.0 0.000 0.000 102.213 .000 764.302 7,416.483 3,033.147 12-2030 69.600 1 1.0 0.000 0.000 92.873 .000 688.107 8,104.590 3,263.337 12-2031 69.600 1 1.0 0.000 0.000 85.186 .000 625.386 8,729.976 3,453.528 12-2032 69.600 1 1.0 0.000 0.000 78.579 .000 571.483 9,301.459 3,611.518 12-2033 69.600 1 1.0 0.000 0.000 72.091 .000 518.551 9,820.010 3,741.833 12-2034 69.600 1 1.0 0.000 0.000 66.327 .000 471.529 10,291.539 3,849.567 12-2035 69.600 1 1.0 0.000 0.000 61.024 .000 428.268 10,719.807 3,938.527 12-2036 69.600 1 1.0 0.000 0.000 56.293 .000 389.668 11,109.474 4,012.108 12-2037 69.600 1 1.0 0.000 0.000 51.645 .000 351.747 11,461.221 4,072.485 S Tot 1,145.781 0.000 0.000 2,832.262 10,500.000 11,461.221 11,461.221 4,072.485 After 1,469.115 0.000 0.000 492.099 .000 2,545.671 14,006.892 4,330.437 Total 2,614.896 0.000 0.000 3,324.361 10,500.000 14,006.892 14,006.892 4,330.437 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 7,568.661 Oil Rate 29,352. 134. bbls/mo 96.3% 1.20 0.0% 3,180. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 5,396.123 Gas Rate 133,258. 610. Mcf/mo 0.0% 0.00 0.0% 10.00 4,330.437 GOR 4,540. 4,540. scf/bbl Revenue 12.00 3,477.833 NGL Rate 5,674. 51. bbls/mo Oil 75.0000 75.0000 NGL Yield 42.6 83.9 bbl/MMcf Gas 75.0000 75.0000 15.00 2,488.783 Gas Shrinkage 62.2 25.8% ______________________________ ______________________ 20.00 1,355.373 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 18.0 % Start Date: 07/2021 6 Months in year ‘21 37.610 Year Life (02/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 592 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 6

Figure 7

LILIS ENERGY, INC. -- E AXIS PUD 2 (1.5 WC A)

PHANTOM (WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	14,328.	96.3	1.20	8.0	144.
Gas - mcf/mo	43,842.	0.0	0.00	8.0	441.

GOR - scf/bbl Initial	Final
3,060.	3,060.

	12/2018 Cumulatives	39.84 Year Life (11/2058) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	614.9	614.9	75.000 NI	461.163	26,605.784	1,510.412	5,789.937	11,807.177	3,028.587
Gas - mmcf	0.0	1,881.5	1,881.5	100.000 WI	1,044.257	1,942.319	759.167	10,500.000		



OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
10,000.
1,000.
100.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : WOLFCAMP A

E AXIS PUD 2 (1.5 WC A)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 593

Cawley, Gillespie & Associates, Inc.

Table 7 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- E AXIS PUD 2 (1.5 WC A) PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 131.1 401.3 32.9 98.348 222.699 24.649 57.693 1.860 15.734 12-2023 82.1 251.3 20.6 61.597 139.479 15.438 57.693 1.860 15.734 12-2024 52.3 160.1 13.1 39.235 88.844 9.833 57.693 1.860 15.734 12-2025 39.1 119.6 9.8 29.307 66.362 7.345 57.693 1.860 15.734 12-2026 31.6 96.6 7.9 23.682 53.625 5.935 57.693 1.860 15.734 12-2027 26.7 81.6 6.7 19.994 45.274 5.011 57.693 1.860 15.734 12-2028 23.2 71.1 5.8 17.417 39.440 4.365 57.693 1.860 15.734 12-2029 20.5 62.8 5.1 15.402 34.875 3.860 57.693 1.860 15.734 12-2030 18.5 56.6 4.6 13.868 31.402 3.476 57.693 1.860 15.734 12-2031 16.8 51.5 4.2 12.634 28.609 3.167 57.693 1.860 15.734 12-2032 15.5 47.5 3.9 11.636 26.348 2.916 57.693 1.860 15.734 12-2033 14.2 43.6 3.6 10.675 24.173 2.676 57.693 1.860 15.734 12-2034 13.1 40.1 3.3 9.822 22.240 2.462 57.693 1.860 15.734 12-2035 12.0 36.9 3.0 9.037 20.462 2.265 57.693 1.860 15.734 12-2036 11.1 34.0 2.8 8.336 18.876 2.089 57.693 1.860 15.734 12-2037 10.2 31.2 2.6 7.648 17.317 1.917 57.693 1.860 15.734 S Tot 518.2 1,585.6 129.9 388.635 880.026 97.403 57.693 1.860 15.734 After 96.7 295.9 24.2 72.528 164.231 18.177 57.693 1.860 15.734 Total 614.9 1,881.5 154.1 461.163 1,044.257 115.581 57.693 1.860 15.734 Cum .0 .0 .0 Ult 614.9 1,881.5 154.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 5,673.958 414.220 387.833 0.000 0.000 6,476.011 322.111 161.900 4.897 12-2023 3,553.684 259.432 242.906 0.000 0.000 4,056.022 201.743 101.401 5.304 12-2024 2,263.582 165.250 154.723 0.000 0.000 2,583.555 128.504 64.589 5.722 12-2025 1,690.784 123.433 115.571 0.000 0.000 1,929.788 95.986 48.245 6.112 12-2026 1,366.257 99.742 93.388 0.000 0.000 1,559.387 77.563 38.985 6.479 12-2027 1,153.490 84.209 78.845 0.000 0.000 1,316.543 65.484 32.914 6.831 12-2028 1,004.864 73.359 68.686 0.000 0.000 1,146.908 57.046 28.673 7.165 12-2029 888.557 64.868 60.736 0.000 0.000 1,014.161 50.443 25.354 7.504 12-2030 800.066 58.408 54.687 0.000 0.000 913.161 45.420 22.829 7.829 12-2031 728.913 53.213 49.824 0.000 0.000 831.950 41.380 20.799 8.147 12-2032 671.310 49.008 45.886 0.000 0.000 766.204 38.110 19.155 8.454 12-2033 615.881 44.962 42.097 0.000 0.000 702.941 34.964 17.574 8.803 12-2034 566.643 41.367 38.732 0.000 0.000 646.742 32.168 16.169 9.171 12-2035 521.342 38.060 35.635 0.000 0.000 595.037 29.597 14.876 9.571 12-2036 480.922 35.109 32.873 0.000 0.000 548.903 27.302 13.723 9.991 12-2037 441.213 32.210 30.158 0.000 0.000 503.582 25.048 12.590 10.479 S Tot 22,421.466 1,636.848 1,532.580 0.000 0.000 25,590.895 1,272.868 639.772 6.397 After 4,184.318 305.470 286.012 0.000 0.000 4,775.800 237.544 119.395 17.549 Total 26,605.784 1,942.319 1,818.592 0.000 0.000 30,366.695 1,510.412 759.167 8.151 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2022 49.493 1 1.0 0.000 0.000 692.368 10,500.000 -5,249.862 -5,249.862 -4,064.871 12-2023 69.600 1 1.0 0.000 0.000 433.641 .000 3,249.638 -2,000.224 -1,937.920 12-2024 69.600 1 1.0 0.000 0.000 276.215 .000 2,044.647 44.423 -723.744 12-2025 69.600 1 1.0 0.000 0.000 206.319 .000 1,509.638 1,554.061 90.524 12-2026 69.600 1 1.0 0.000 0.000 166.718 .000 1,206.522 2,760.583 681.918 12-2027 69.600 1 1.0 0.000 0.000 140.755 .000 1,007.791 3,768.373 1,130.899 12-2028 69.600 1 1.0 0.000 0.000 122.619 .000 868.970 4,637.343 1,482.752 12-2029 69.600 1 1.0 0.000 0.000 108.427 .000 760.337 5,397.680 1,762.572 12-2030 69.600 1 1.0 0.000 0.000 97.629 .000 677.684 6,075.364 1,989.291 12-2031 69.600 1 1.0 0.000 0.000 88.946 .000 611.225 6,686.589 2,175.183 12-2032 69.600 1 1.0 0.000 0.000 81.917 .000 557.422 7,244.011 2,329.286 12-2033 69.600 1 1.0 0.000 0.000 75.153 .000 505.650 7,749.661 2,456.359 12-2034 69.600 1 1.0 0.000 0.000 69.145 .000 459.660 8,209.321 2,561.381 12-2035 69.600 1 1.0 0.000 0.000 63.617 .000 417.347 8,626.668 2,648.073 12-2036 69.600 1 1.0 0.000 0.000 58.685 .000 379.594 9,006.262 2,719.752 12-2037 69.600 1 1.0 0.000 0.000 53.839 .000 342.505 9,348.767 2,778.543 S Tot 1,093.493 0.000 0.000 2,735.993 10,500.000 9,348.767 9,348.767 2,778.543 After 1,449.857 0.000 0.000 510.594 .000 2,458.410 11,807.177 3,028.587 Total 2,543.350 0.000 0.000 3,246.587 10,500.000 11,807.177 11,807.177 3,028.587 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 5,889.017 Oil Rate 28,743. 143. bbls/mo 96.3% 1.20 0.0% 3,093. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 3,955.132 Gas Rate 87,955. 438. Mcf/mo 0.0% 0.00 0.0% 10.00 3,028.587 GOR 3,060. 3,060. scf/bbl Revenue 12.00 2,302.237 NGL Rate 3,539. 36. bbls/mo Oil 75.0000 75.0000 NGL Yield 40.2 83.8 bbl/MMcf Gas 75.0000 75.0000 15.00 1,482.231 Gas Shrinkage 63.1 25.9% ______________________________ ______________________ 20.00 586.303 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 18.1 % Start Date: 04/2022 9 Months in year ‘22 36.591 Year Life (11/2058) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 593 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 7

Figure 8

LILIS ENERGY, INC. -- ELK PUD 1 (1.5 3RD BS)
PHANTOM (3RD BONE SPRINGS) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	40.66 Year Life (08/2059) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	12,189.	96.3	1.20	8.0	117.	Initial	Final	Oil - mbbls	0.0	511.2	511.2	38.002 NI	194.280	11,208.542	768.686	2,502.738	5,926.963	1,509.299
Gas - mcf/mo	78,743.	0.0	0.00	8.0	757.	6,460.	6,460.	Gas - mmcf	0.0	3,302.5	3,302.5	47.535 WI	928.735	1,727.447	363.835	4,991.175		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir: 3RD BONE SPRINGS

ELK PUD 1 (1.5 3RD BS)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 594

Table 8 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- ELK PUD 1 (1.5 3RD BS) PHANTOM (3RD BONE SPRINGS) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 46.7 301.7 24.7 17.745 84.831 9.389 57.693 1.860 15.734 12-2023 101.2 653.8 53.5 38.459 183.851 20.349 57.693 1.860 15.734 12-2024 52.8 341.3 28.0 20.079 95.985 10.624 57.693 1.860 15.734 12-2025 37.0 239.3 19.6 14.076 67.289 7.448 57.693 1.860 15.734 12-2026 29.0 187.3 15.3 11.016 52.661 5.829 57.693 1.860 15.734 12-2027 24.0 155.1 12.7 9.122 43.605 4.826 57.693 1.860 15.734 12-2028 20.6 133.3 10.9 7.843 37.492 4.150 57.693 1.860 15.734 12-2029 18.1 116.8 9.6 6.870 32.842 3.635 57.693 1.860 15.734 12-2030 16.2 104.4 8.6 6.142 29.362 3.250 57.693 1.860 15.734 12-2031 14.6 94.6 7.7 5.565 26.603 2.944 57.693 1.860 15.734 12-2032 13.4 86.8 7.1 5.108 24.417 2.703 57.693 1.860 15.734 12-2033 12.3 79.6 6.5 4.685 22.396 2.479 57.693 1.860 15.734 12-2034 11.3 73.3 6.0 4.310 20.606 2.281 57.693 1.860 15.734 12-2035 10.4 67.4 5.5 3.966 18.958 2.098 57.693 1.860 15.734 12-2036 9.6 62.2 5.1 3.658 17.488 1.936 57.693 1.860 15.734 12-2037 8.8 57.1 4.7 3.356 16.045 1.776 57.693 1.860 15.734 S Tot 426.3 2,753.8 225.6 162.001 774.431 85.716 57.693 1.860 15.734 After 84.9 548.7 44.9 32.278 154.304 17.079 57.693 1.860 15.734 Total 511.2 3,302.5 270.5 194.280 928.735 102.794 57.693 1.860 15.734 Cum .0 .0 .0 Ult 511.2 3,302.5 270.5 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 1,023.787 157.785 147.734 0.000 0.000 1,329.305 70.212 33.233 3.270 12-2023 2,218.825 341.963 320.179 0.000 0.000 2,880.967 152.168 72.024 3.487 12-2024 1,158.410 178.533 167.160 0.000 0.000 1,504.103 79.444 37.603 3.855 12-2025 812.088 125.158 117.185 0.000 0.000 1,054.431 55.693 26.361 4.183 12-2026 635.549 97.950 91.710 0.000 0.000 825.209 43.586 20.630 4.488 12-2027 526.248 81.105 75.938 0.000 0.000 683.291 36.090 17.082 4.780 12-2028 452.478 69.735 65.293 0.000 0.000 587.507 31.031 14.688 5.056 12-2029 396.355 61.086 57.194 0.000 0.000 514.635 27.182 12.866 5.335 12-2030 354.358 54.613 51.134 0.000 0.000 460.105 24.302 11.503 5.601 12-2031 321.057 49.481 46.329 0.000 0.000 416.867 22.018 10.422 5.862 12-2032 294.681 45.416 42.523 0.000 0.000 382.620 20.209 9.566 6.111 12-2033 270.292 41.657 39.003 0.000 0.000 350.952 18.537 8.774 6.384 12-2034 248.682 38.327 35.885 0.000 0.000 322.894 17.055 8.072 6.671 12-2035 228.801 35.263 33.016 0.000 0.000 297.080 15.691 7.427 6.982 12-2036 211.062 32.529 30.457 0.000 0.000 274.047 14.475 6.851 7.310 12-2037 193.635 29.843 27.942 0.000 0.000 251.420 13.280 6.285 7.690 S Tot 9,346.307 1,440.441 1,348.684 0.000 0.000 12,135.432 640.973 303.386 4.537 After 1,862.235 287.005 268.723 0.000 0.000 2,417.964 127.713 60.449 13.453 Total 11,208.542 1,727.447 1,617.407 0.000 0.000 14,553.396 768.686 363.835 6.018 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2022 7.026 1 0.5 0.000 0.000 117.198 4,991.175 -3,889.538 -3,889.538 -2,773.378 12-2023 33.084 1 0.5 0.000 0.000 254.000 .000 2,369.691 -1,519.847 -1,218.122 12-2024 33.084 1 0.5 0.000 0.000 132.609 .000 1,221.363 -298.484 -492.322 12-2025 33.084 1 0.5 0.000 0.000 92.964 .000 846.329 547.845 -35.681 12-2026 33.084 1 0.5 0.000 0.000 72.754 .000 655.154 1,202.998 285.513 12-2027 33.084 1 0.5 0.000 0.000 60.242 .000 536.792 1,739.790 524.688 12-2028 33.084 1 0.5 0.000 0.000 51.797 .000 456.906 2,196.696 709.709 12-2029 33.084 1 0.5 0.000 0.000 45.373 .000 396.130 2,592.826 855.502 12-2030 33.084 1 0.5 0.000 0.000 40.565 .000 350.651 2,943.477 972.818 12-2031 33.084 1 0.5 0.000 0.000 36.753 .000 314.590 3,258.067 1,068.499 12-2032 33.084 1 0.5 0.000 0.000 33.734 .000 286.027 3,544.095 1,147.573 12-2033 33.084 1 0.5 0.000 0.000 30.942 .000 259.616 3,803.710 1,212.816 12-2034 33.084 1 0.5 0.000 0.000 28.468 .000 236.215 4,039.925 1,266.785 12-2035 33.084 1 0.5 0.000 0.000 26.192 .000 214.685 4,254.611 1,311.380 12-2036 33.084 1 0.5 0.000 0.000 24.161 .000 195.475 4,450.086 1,348.291 12-2037 33.084 1 0.5 0.000 0.000 22.166 .000 176.604 4,626.690 1,378.605 S Tot 503.291 0.000 0.000 1,069.917 4,991.175 4,626.690 4,626.690 1,378.605 After 716.350 0.000 0.000 213.179 .000 1,300.273 5,926.963 1,509.299 Total 1,219.641 0.000 0.000 1,283.097 4,991.175 5,926.963 5,926.963 1,509.299 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 2,928.218 Oil Rate 23,877. 116. bbls/mo 96.3% 1.20 0.0% 3,178. 5,799. $/w/mo Expense 47.5350 47.5350 8.00 1,965.623 Gas Rate 154,246. 749. Mcf/mo 0.0% 0.00 0.0% 10.00 1,509.299 GOR 6,460. 6,460. scf/bbl Revenue 12.00 1,154.535 NGL Rate 6,568. 63. bbls/mo Oil 38.0028 38.0028 NGL Yield 42.6 84.3 bbl/MMcf Gas 38.0028 38.0028 15.00 758.135 Gas Shrinkage 62.2 25.6% ______________________________ ______________________ 20.00 332.154 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 8.5 % Start Date: 10/2022 3 Months in year ‘22 36.910 Year Life (08/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 594 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 8

Figure 9
LILIS ENERGY, INC. -- ELK PUD 2 (1.5 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	41.21 Year Life (03/2060) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,984.	96.3	1.20	7.9	126.			Oil - mbbls	0.0	630.9	630.9	38.002	NI	239.777	13,833.393	856.439	2,854.881	7,613.748	2,465.418
Gas - mcf/mo	68,029.	0.0	0.00	7.9	573.	4,540.	4,540.	Gas - mmcf	0.0	2,864.5	2,864.5	47.535	WI	805.554	1,498.331	418.365	4,991.175		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir: WOLFCAMP B

ELK PUD 2 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 595

Table 9 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- ELK PUD 2 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 57.4 260.6 21.3 21.815 73.288 8.112 57.693 1.860 15.734 12-2022 124.4 564.8 46.3 47.278 158.835 17.580 57.693 1.860 15.734 12-2023 64.8 294.2 24.1 24.628 82.741 9.158 57.693 1.860 15.734 12-2024 45.7 207.4 17.0 17.359 58.318 6.455 57.693 1.860 15.734 12-2025 35.6 161.8 13.3 13.542 45.496 5.036 57.693 1.860 15.734 12-2026 29.5 134.0 11.0 11.213 37.672 4.170 57.693 1.860 15.734 12-2027 25.3 114.9 9.4 9.617 32.308 3.576 57.693 1.860 15.734 12-2028 22.3 101.2 8.3 8.470 28.456 3.150 57.693 1.860 15.734 12-2029 19.9 90.2 7.4 7.551 25.367 2.808 57.693 1.860 15.734 12-2030 18.0 81.7 6.7 6.841 22.983 2.544 57.693 1.860 15.734 12-2031 16.5 74.8 6.1 6.263 21.040 2.329 57.693 1.860 15.734 12-2032 15.2 69.0 5.7 5.776 19.404 2.148 57.693 1.860 15.734 12-2033 13.9 63.3 5.2 5.299 17.802 1.970 57.693 1.860 15.734 12-2034 12.8 58.2 4.8 4.875 16.379 1.813 57.693 1.860 15.734 12-2035 11.8 53.6 4.4 4.485 15.069 1.668 57.693 1.860 15.734 12-2036 10.9 49.4 4.0 4.138 13.901 1.539 57.693 1.860 15.734 12-2037 10.0 45.3 3.7 3.796 12.753 1.412 57.693 1.860 15.734 S Tot 534.0 2,424.5 198.6 202.944 681.811 75.464 57.693 1.860 15.734 After 96.9 440.0 36.0 36.833 123.743 13.696 57.693 1.860 15.734 Total 630.9 2,864.5 234.6 239.777 805.554 89.160 57.693 1.860 15.734 Cum .0 .0 .0 Ult 630.9 2,864.5 234.6 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 1,258.540 136.316 127.632 0.000 0.000 1,522.488 77.917 38.062 3.845 12-2022 2,727.600 295.433 276.614 0.000 0.000 3,299.648 168.869 82.491 4.054 12-2023 1,420.865 153.898 144.094 0.000 0.000 1,718.857 87.967 42.971 4.411 12-2024 1,001.466 108.471 101.562 0.000 0.000 1,211.500 62.002 30.287 4.724 12-2025 781.279 84.622 79.232 0.000 0.000 945.134 48.370 23.628 5.022 12-2026 646.916 70.069 65.606 0.000 0.000 782.591 40.051 19.565 5.303 12-2027 554.812 60.093 56.265 0.000 0.000 671.171 34.349 16.779 5.575 12-2028 488.657 52.928 49.556 0.000 0.000 591.141 30.253 14.779 5.834 12-2029 435.612 47.182 44.177 0.000 0.000 526.971 26.969 13.174 6.098 12-2030 394.676 42.748 40.025 0.000 0.000 477.449 24.435 11.936 6.350 12-2031 361.303 39.134 36.641 0.000 0.000 437.077 22.369 10.927 6.598 12-2032 333.218 36.092 33.793 0.000 0.000 403.103 20.630 10.078 6.845 12-2033 305.705 33.112 31.002 0.000 0.000 369.819 18.927 9.245 7.131 12-2034 281.265 30.465 28.524 0.000 0.000 340.253 17.413 8.506 7.432 12-2035 258.778 28.029 26.243 0.000 0.000 313.051 16.021 7.826 7.760 12-2036 238.715 25.856 24.209 0.000 0.000 288.780 14.779 7.219 8.104 12-2037 219.005 23.721 22.210 0.000 0.000 264.936 13.559 6.623 8.503 S Tot 11,708.414 1,268.169 1,187.385 0.000 0.000 14,163.968 724.880 354.099 5.133 After 2,124.979 230.162 215.500 0.000 0.000 2,570.642 131.560 64.266 14.741 Total 13,833.393 1,498.331 1,402.886 0.000 0.000 16,734.609 856.439 418.365 6.609 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 7.026 1 0.5 0.000 0.000 144.071 4,991.175 -3,735.764 -3,735.764 -2,933.729 12-2022 33.084 1 0.5 0.000 0.000 312.242 .000 2,702.962 -1,032.802 -982.496 12-2023 33.084 1 0.5 0.000 0.000 162.653 .000 1,392.180 359.379 -72.415 12-2024 33.084 1 0.5 0.000 0.000 114.643 .000 971.483 1,330.862 504.208 12-2025 33.084 1 0.5 0.000 0.000 89.437 .000 750.614 2,081.476 908.970 12-2026 33.084 1 0.5 0.000 0.000 74.056 .000 615.835 2,697.311 1,210.782 12-2027 33.084 1 0.5 0.000 0.000 63.512 .000 523.446 3,220.757 1,443.956 12-2028 33.084 1 0.5 0.000 0.000 55.939 .000 457.086 3,677.843 1,629.018 12-2029 33.084 1 0.5 0.000 0.000 49.867 .000 403.876 4,081.719 1,777.643 12-2030 33.084 1 0.5 0.000 0.000 45.180 .000 362.813 4,444.533 1,899.016 12-2031 33.084 1 0.5 0.000 0.000 41.360 .000 329.337 4,773.870 1,999.173 12-2032 33.084 1 0.5 0.000 0.000 38.145 .000 301.166 5,075.035 2,082.432 12-2033 33.084 1 0.5 0.000 0.000 34.996 .000 273.567 5,348.603 2,151.181 12-2034 33.084 1 0.5 0.000 0.000 32.198 .000 249.051 5,597.654 2,208.083 12-2035 33.084 1 0.5 0.000 0.000 29.624 .000 226.495 5,824.150 2,255.131 12-2036 33.084 1 0.5 0.000 0.000 27.327 .000 206.370 6,030.520 2,294.099 12-2037 33.084 1 0.5 0.000 0.000 25.071 .000 186.599 6,217.119 2,326.128 S Tot 536.376 0.000 0.000 1,340.319 4,991.175 6,217.119 6,217.119 2,326.128 After 734.930 0.000 0.000 243.257 .000 1,396.630 7,613.748 2,465.418 Total 1,271.305 0.000 0.000 1,583.576 4,991.175 7,613.748 7,613.748 2,465.418 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 4,179.047 Oil Rate 29,352. 125. bbls/mo 96.3% 1.20 0.0% 3,178. 5,524. $/w/mo Expense 47.5350 47.5350 8.00 3,028.366 Gas Rate 133,258. 568. Mcf/mo 0.0% 0.00 0.0% 10.00 2,465.418 GOR 4,540. 4,540. scf/bbl Revenue 12.00 2,015.688 NGL Rate 5,674. 44. bbls/mo Oil 38.0028 38.0028 NGL Yield 42.6 78.6 bbl/MMcf Gas 38.0028 38.0028 15.00 1,494.630 Gas Shrinkage 62.2 26.0% ______________________________ ______________________ 20.00 898.078 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 8.0 % Start Date: 10/2021 3 Months in year ‘21 38.466 Year Life (03/2060) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 595 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 9

Figure 10

LILIS ENERGY, INC. -- GRIZZLY PUD 1 (1.5 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	38.82 Year Life (10/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,984.	96.3	1.20	8.0	140.	Initial	Final	Oil - mbbls	0.0	629.0	629.0	67.355 NI	423.671	24,442.774	1,513.277	5,453.637	12,173.829	3,958.540
Gas - mcf/mo	68,029.	0.0	0.00	8.0	636.	4,540.	4,540.	Gas - mmcf	0.0	2,855.7	2,855.7	92.276 WI	1,423.366	2,647.460	739.226	9,689.078		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir: WOLFCAMP B

GRIZZLY PUD 1 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 596

Table 10 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- GRIZZLY PUD 1 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 88.4 401.2 32.9 59.520 199.965 22.133 57.693 1.860 15.734 12-2021 106.4 483.2 39.6 71.689 240.847 26.657 57.693 1.860 15.734 12-2022 60.4 274.2 22.5 40.676 136.654 15.125 57.693 1.860 15.734 12-2023 43.5 197.5 16.2 29.300 98.436 10.895 57.693 1.860 15.734 12-2024 34.5 156.7 12.8 23.254 78.123 8.647 57.693 1.860 15.734 12-2025 28.7 130.3 10.7 19.330 64.942 7.188 57.693 1.860 15.734 12-2026 24.7 112.3 9.2 16.655 55.954 6.193 57.693 1.860 15.734 12-2027 21.8 98.9 8.1 14.680 49.318 5.459 57.693 1.860 15.734 12-2028 19.6 88.9 7.3 13.190 44.314 4.905 57.693 1.860 15.734 12-2029 17.7 80.5 6.6 11.939 40.111 4.440 57.693 1.860 15.734 12-2030 16.2 73.8 6.0 10.944 36.769 4.070 57.693 1.860 15.734 12-2031 14.9 67.9 5.6 10.069 33.827 3.744 57.693 1.860 15.734 12-2032 13.8 62.6 5.1 9.288 31.204 3.454 57.693 1.860 15.734 12-2033 12.7 57.4 4.7 8.521 28.628 3.169 57.693 1.860 15.734 12-2034 11.6 52.8 4.3 7.840 26.339 2.915 57.693 1.860 15.734 12-2035 10.7 48.6 4.0 7.213 24.233 2.682 57.693 1.860 15.734 12-2036 9.9 44.9 3.7 6.654 22.355 2.474 57.693 1.860 15.734 12-2037 9.1 41.1 3.4 6.105 20.509 2.270 57.693 1.860 15.734 S Tot 544.7 2,472.8 202.5 366.867 1,232.527 136.419 57.693 1.860 15.734 After 84.3 382.9 31.4 56.804 190.839 21.122 57.693 1.860 15.734 Total 629.0 2,855.7 233.9 423.671 1,423.366 157.541 57.693 1.860 15.734 Cum .0 .0 .0 Ult 629.0 2,855.7 233.9 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 3,433.899 371.934 348.242 0.000 0.000 4,154.076 212.596 103.852 4.242 12-2021 4,135.944 447.975 419.438 0.000 0.000 5,003.357 256.060 125.084 4.512 12-2022 2,346.696 254.177 237.985 0.000 0.000 2,838.858 145.286 70.971 4.891 12-2023 1,690.389 183.090 171.427 0.000 0.000 2,044.907 104.654 51.123 5.232 12-2024 1,341.567 145.309 136.052 0.000 0.000 1,622.928 83.058 40.573 5.548 12-2025 1,115.216 120.792 113.097 0.000 0.000 1,349.105 69.044 33.728 5.859 12-2026 960.871 104.074 97.445 0.000 0.000 1,162.390 59.489 29.060 6.155 12-2027 846.907 91.731 85.887 0.000 0.000 1,024.525 52.433 25.613 6.443 12-2028 760.991 82.425 77.174 0.000 0.000 920.590 47.114 23.015 6.718 12-2029 688.815 74.607 69.855 0.000 0.000 833.277 42.645 20.832 7.001 12-2030 631.413 68.390 64.033 0.000 0.000 763.836 39.091 19.096 7.272 12-2031 580.893 62.918 58.910 0.000 0.000 702.721 35.964 17.568 7.556 12-2032 535.856 58.040 54.343 0.000 0.000 648.238 33.175 16.206 7.853 12-2033 491.611 53.248 49.856 0.000 0.000 594.715 30.436 14.868 8.199 12-2034 452.308 48.991 45.870 0.000 0.000 547.169 28.003 13.679 8.562 12-2035 416.147 45.074 42.203 0.000 0.000 503.424 25.764 12.586 8.957 12-2036 383.883 41.579 38.931 0.000 0.000 464.393 23.767 11.610 9.372 12-2037 352.187 38.146 35.716 0.000 0.000 426.050 21.804 10.651 9.855 S Tot 21,165.593 2,292.500 2,146.466 0.000 0.000 25,604.559 1,310.383 640.114 5.704 After 3,277.181 354.960 332.349 0.000 0.000 3,964.489 202.894 99.112 16.452 Total 24,442.774 2,647.460 2,478.815 0.000 0.000 29,569.048 1,513.277 739.226 7.145 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 24.343 1 0.9 0.000 0.000 430.550 9,689.078 -6,306.343 -6,306.343 -5,580.555 12-2021 64.225 1 0.9 0.000 0.000 518.574 .000 4,039.415 -2,266.929 -2,377.076 12-2022 64.225 1 0.9 0.000 0.000 294.234 .000 2,264.142 -2.787 -749.518 12-2023 64.225 1 0.9 0.000 0.000 211.945 .000 1,612.961 1,610.174 303.533 12-2024 64.225 1 0.9 0.000 0.000 168.209 .000 1,266.864 2,877.038 1,055.001 12-2025 64.225 1 0.9 0.000 0.000 139.828 .000 1,042.280 3,919.318 1,616.830 12-2026 64.225 1 0.9 0.000 0.000 120.476 .000 889.141 4,808.459 2,052.476 12-2027 64.225 1 0.9 0.000 0.000 106.187 .000 776.067 5,584.527 2,398.121 12-2028 64.225 1 0.9 0.000 0.000 95.415 .000 690.822 6,275.349 2,677.780 12-2029 64.225 1 0.9 0.000 0.000 86.365 .000 619.210 6,894.559 2,905.623 12-2030 64.225 1 0.9 0.000 0.000 79.168 .000 562.256 7,456.815 3,093.703 12-2031 64.225 1 0.9 0.000 0.000 72.834 .000 512.131 7,968.946 3,249.452 12-2032 64.225 1 0.9 0.000 0.000 67.187 .000 467.445 8,436.391 3,378.681 12-2033 64.225 1 0.9 0.000 0.000 61.639 .000 423.547 8,859.938 3,485.122 12-2034 64.225 1 0.9 0.000 0.000 56.711 .000 384.551 9,244.489 3,572.984 12-2035 64.225 1 0.9 0.000 0.000 52.177 .000 348.672 9,593.161 3,645.411 12-2036 64.225 1 0.9 0.000 0.000 48.132 .000 316.660 9,909.821 3,705.206 12-2037 64.225 1 0.9 0.000 0.000 44.158 .000 285.211 10,195.032 3,754.164 S Tot 1,116.164 0.000 0.000 2,653.787 9,689.078 10,195.032 10,195.032 3,754.164 After 1,272.786 0.000 0.000 410.900 .000 1,978.797 12,173.829 3,958.540 Total 2,388.950 0.000 0.000 3,064.687 9,689.078 12,173.829 12,173.829 3,958.540 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 6,781.472 Oil Rate 29,352. 138. bbls/mo 96.3% 1.20 0.0% 3,180. 5,716. $/w/mo Expense 92.2769 92.2769 8.00 4,900.656 Gas Rate 133,258. 629. Mcf/mo 0.0% 0.00 0.0% 10.00 3,958.540 GOR 4,540. 4,540. scf/bbl Revenue 12.00 3,191.816 NGL Rate 5,674. 51. bbls/mo Oil 67.3550 67.3550 NGL Yield 42.6 81.5 bbl/MMcf Gas 67.3550 67.3550 15.00 2,282.721 Gas Shrinkage 62.2 25.5% ______________________________ ______________________ 20.00 1,202.064 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 16.2 % Start Date: 08/2020 5 Months in year ‘20 37.245 Year Life (10/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 596 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 10

Figure 11
LILIS ENERGY, INC. -- GRIZZLY PUD 2 (1.5 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	38.91 Year Life (11/2057) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,631.	96.3	1.20	8.0	140.	Initial	Final	Oil - mbbls	0.0	629.0	629.0	67.355	NI	423.671	24,442.774	1,513.277	5,454.308	12,173.158	3,926.611
Gas - mcf/mo	66,424.	0.0	0.00	8.0	636.	4,540.	4,540.	Gas - mmcf	0.0	2,855.7	2,855.7	92.276	WI	1,423.366	2,647.460	739.226	9,689.078		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : WOLFCAMP B

GRIZZLY PUD 2 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 597

Cawley, Gillespie & Associates, Inc.

Table 11 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- GRIZZLY PUD 2 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 73.6 334.2 27.4 49.584 166.584 18.438 57.693 1.860 15.734 12-2021 114.7 520.9 42.7 77.276 259.615 28.735 57.693 1.860 15.734 12-2022 62.5 284.0 23.3 42.128 141.535 15.665 57.693 1.860 15.734 12-2023 44.5 202.1 16.6 29.990 100.753 11.152 57.693 1.860 15.734 12-2024 35.1 159.5 13.1 23.663 79.498 8.799 57.693 1.860 15.734 12-2025 29.1 132.1 10.8 19.602 65.856 7.289 57.693 1.860 15.734 12-2026 25.0 113.6 9.3 16.850 56.610 6.266 57.693 1.860 15.734 12-2027 22.0 99.9 8.2 14.827 49.814 5.513 57.693 1.860 15.734 12-2028 19.8 89.7 7.3 13.306 44.704 4.948 57.693 1.860 15.734 12-2029 17.9 81.1 6.6 12.033 40.425 4.474 57.693 1.860 15.734 12-2030 16.4 74.3 6.1 11.023 37.032 4.099 57.693 1.860 15.734 12-2031 15.1 68.3 5.6 10.140 34.067 3.771 57.693 1.860 15.734 12-2032 13.9 63.1 5.2 9.354 31.426 3.478 57.693 1.860 15.734 12-2033 12.7 57.8 4.7 8.582 28.831 3.191 57.693 1.860 15.734 12-2034 11.7 53.2 4.4 7.896 26.526 2.936 57.693 1.860 15.734 12-2035 10.8 49.0 4.0 7.264 24.405 2.701 57.693 1.860 15.734 12-2036 9.9 45.2 3.7 6.701 22.513 2.492 57.693 1.860 15.734 12-2037 9.1 41.4 3.4 6.148 20.654 2.286 57.693 1.860 15.734 S Tot 543.9 2,469.5 202.3 366.368 1,230.851 136.233 57.693 1.860 15.734 After 85.1 386.2 31.6 57.303 192.515 21.308 57.693 1.860 15.734 Total 629.0 2,855.7 233.9 423.671 1,423.366 157.541 57.693 1.860 15.734 Cum .0 .0 .0 Ult 629.0 2,855.7 233.9 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 2,860.665 309.846 290.109 0.000 0.000 3,460.620 177.107 86.515 4.227 12-2021 4,458.249 482.884 452.124 0.000 0.000 5,393.258 276.015 134.831 4.476 12-2022 2,430.504 263.254 246.485 0.000 0.000 2,940.243 150.475 73.506 4.861 12-2023 1,730.188 187.401 175.464 0.000 0.000 2,093.052 107.118 52.326 5.204 12-2024 1,365.189 147.867 138.448 0.000 0.000 1,651.505 84.520 41.288 5.522 12-2025 1,130.912 122.492 114.689 0.000 0.000 1,368.093 70.016 34.202 5.834 12-2026 972.143 105.295 98.588 0.000 0.000 1,176.026 60.186 29.401 6.131 12-2027 855.425 92.653 86.751 0.000 0.000 1,034.830 52.960 25.871 6.419 12-2028 767.689 83.150 77.854 0.000 0.000 928.693 47.528 23.217 6.694 12-2029 694.205 75.191 70.401 0.000 0.000 839.798 42.979 20.995 6.978 12-2030 635.936 68.880 64.492 0.000 0.000 769.308 39.371 19.233 7.249 12-2031 585.018 63.365 59.328 0.000 0.000 707.711 36.219 17.693 7.531 12-2032 539.661 58.452 54.729 0.000 0.000 652.842 33.411 16.321 7.826 12-2033 495.103 53.626 50.210 0.000 0.000 598.938 30.652 14.973 8.169 12-2034 455.521 49.339 46.196 0.000 0.000 551.055 28.202 13.776 8.530 12-2035 419.103 45.394 42.502 0.000 0.000 506.999 25.947 12.675 8.922 12-2036 386.610 41.875 39.207 0.000 0.000 467.691 23.935 11.692 9.335 12-2037 354.688 38.417 35.970 0.000 0.000 429.075 21.959 10.727 9.813 S Tot 21,136.808 2,289.382 2,143.547 0.000 0.000 25,569.738 1,308.601 639.243 5.698 After 3,305.965 358.078 335.268 0.000 0.000 3,999.311 204.676 99.983 16.403 Total 24,442.774 2,647.460 2,478.815 0.000 0.000 29,569.048 1,513.277 739.226 7.146 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 18.911 1 0.9 0.000 0.000 358.676 9,689.078 -6,869.668 -6,869.668 -5,999.179 12-2021 64.225 1 0.9 0.000 0.000 558.985 .000 4,359.202 -2,510.466 -2,540.137 12-2022 64.225 1 0.9 0.000 0.000 304.742 .000 2,347.295 -163.170 -852.578 12-2023 64.225 1 0.9 0.000 0.000 216.935 .000 1,652.449 1,489.279 226.318 12-2024 64.225 1 0.9 0.000 0.000 171.170 .000 1,290.302 2,779.580 991.715 12-2025 64.225 1 0.9 0.000 0.000 141.796 .000 1,057.854 3,837.434 1,561.951 12-2026 64.225 1 0.9 0.000 0.000 121.889 .000 900.325 4,737.759 2,003.083 12-2027 64.225 1 0.9 0.000 0.000 107.255 .000 784.519 5,522.278 2,352.497 12-2028 64.225 1 0.9 0.000 0.000 96.254 .000 697.468 6,219.746 2,634.848 12-2029 64.225 1 0.9 0.000 0.000 87.041 .000 624.558 6,844.304 2,864.661 12-2030 64.225 1 0.9 0.000 0.000 79.735 .000 566.744 7,411.048 3,054.243 12-2031 64.225 1 0.9 0.000 0.000 73.351 .000 516.224 7,927.272 3,211.236 12-2032 64.225 1 0.9 0.000 0.000 67.664 .000 471.221 8,398.494 3,341.509 12-2033 64.225 1 0.9 0.000 0.000 62.077 .000 427.011 8,825.504 3,448.821 12-2034 64.225 1 0.9 0.000 0.000 57.114 .000 387.738 9,213.242 3,537.411 12-2035 64.225 1 0.9 0.000 0.000 52.548 .000 351.605 9,564.847 3,610.447 12-2036 64.225 1 0.9 0.000 0.000 48.474 .000 319.365 9,884.212 3,670.753 12-2037 64.225 1 0.9 0.000 0.000 44.472 .000 287.693 10,171.905 3,720.136 S Tot 1,110.731 0.000 0.000 2,650.178 9,689.078 10,171.905 10,171.905 3,720.136 After 1,278.890 0.000 0.000 414.509 .000 2,001.253 12,173.158 3,926.611 Total 2,389.621 0.000 0.000 3,064.687 9,689.078 12,173.158 12,173.158 3,926.611 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 6,753.329 Oil Rate 29,352. 138. bbls/mo 96.3% 1.20 0.0% 3,092. 5,799. $/w/mo Expense 92.2769 92.2769 8.00 4,868.697 Gas Rate 133,258. 629. Mcf/mo 0.0% 0.00 0.0% 10.00 3,926.611 GOR 4,540. 4,540. scf/bbl Revenue 12.00 3,161.235 NGL Rate 5,362. 53. bbls/mo Oil 67.3550 67.3550 NGL Yield 40.2 84.3 bbl/MMcf Gas 67.3550 67.3550 15.00 2,255.781 Gas Shrinkage 63.1 25.3% ______________________________ ______________________ 20.00 1,183.587 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 16.8 % Start Date: 09/2020 4 Months in year ‘20 37.246 Year Life (11/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 597 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 11

Figure 12

LILIS ENERGY, INC. -- KUDU PUD 1 (1.5 WC A)

PHANTOM (WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	38.72 Year Life (09/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,751.	96.3	1.20	8.1	143.			Oil - mbbls	0.0	618.5	618.5	38.642 NI	239.003	13,788.768	807.696	3,028.567	6,371.218	1,907.714
Gas - mcf/mo	52,810.	0.0	0.00	8.1	511.	3,580.	3,580.	Gas - mmcf	0.0	2,214.2	2,214.2	51.999 WI	633.167	1,177.692	401.728	5,459.922		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir: WOLFCAMP A

KUDU PUD 1 (1.5 WC A)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 598

Table 12 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- KUDU PUD 1 (1.5 WC A) PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 15.0 53.8 4.4 5.806 15.380 1.702 57.693 1.860 15.734 12-2021 149.9 536.6 44.0 57.920 153.442 16.983 57.693 1.860 15.734 12-2022 68.9 246.8 20.2 26.637 70.568 7.811 57.693 1.860 15.734 12-2023 47.1 168.7 13.8 18.210 48.241 5.339 57.693 1.860 15.734 12-2024 36.5 130.6 10.7 14.099 37.351 4.134 57.693 1.860 15.734 12-2025 29.9 107.0 8.8 11.551 30.602 3.387 57.693 1.860 15.734 12-2026 25.5 91.3 7.5 9.858 26.116 2.891 57.693 1.860 15.734 12-2027 22.3 80.0 6.5 8.630 22.863 2.531 57.693 1.860 15.734 12-2028 20.0 71.5 5.9 7.715 20.440 2.262 57.693 1.860 15.734 12-2029 18.0 64.4 5.3 6.956 18.429 2.040 57.693 1.860 15.734 12-2030 16.5 58.9 4.8 6.359 16.845 1.864 57.693 1.860 15.734 12-2031 15.1 54.2 4.4 5.847 15.491 1.715 57.693 1.860 15.734 12-2032 14.0 50.0 4.1 5.394 14.290 1.582 57.693 1.860 15.734 12-2033 12.8 45.8 3.8 4.949 13.110 1.451 57.693 1.860 15.734 12-2034 11.8 42.2 3.5 4.553 12.062 1.335 57.693 1.860 15.734 12-2035 10.8 38.8 3.2 4.189 11.097 1.228 57.693 1.860 15.734 12-2036 10.0 35.8 2.9 3.864 10.237 1.133 57.693 1.860 15.734 12-2037 9.2 32.8 2.7 3.545 9.392 1.040 57.693 1.860 15.734 S Tot 533.3 1,909.3 156.4 206.083 545.955 60.427 57.693 1.860 15.734 After 85.2 305.0 25.0 32.920 87.213 9.653 57.693 1.860 15.734 Total 618.5 2,214.2 181.4 239.003 633.167 70.080 57.693 1.860 15.734 Cum .0 .0 .0 Ult 618.5 2,214.2 181.4 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 334.944 28.607 26.785 0.000 0.000 390.336 19.620 9.758 4.528 12-2021 3,341.578 285.402 267.222 0.000 0.000 3,894.203 195.737 97.355 4.736 12-2022 1,536.784 131.256 122.895 0.000 0.000 1,790.934 90.019 44.773 5.186 12-2023 1,050.567 89.728 84.013 0.000 0.000 1,224.308 61.538 30.608 5.571 12-2024 813.405 69.473 65.047 0.000 0.000 947.925 47.646 23.698 5.926 12-2025 666.425 56.919 53.293 0.000 0.000 776.637 39.037 19.416 6.273 12-2026 568.736 48.575 45.481 0.000 0.000 662.793 33.314 16.570 6.603 12-2027 497.897 42.525 39.816 0.000 0.000 580.238 29.165 14.506 6.923 12-2028 445.126 38.018 35.596 0.000 0.000 518.740 26.074 12.969 7.227 12-2029 401.329 34.277 32.094 0.000 0.000 467.700 23.508 11.693 7.541 12-2030 366.846 31.332 29.336 0.000 0.000 427.514 21.488 10.688 7.841 12-2031 337.349 28.813 26.977 0.000 0.000 393.139 19.761 9.828 8.146 12-2032 311.194 26.579 24.886 0.000 0.000 362.659 18.229 9.066 8.464 12-2033 285.500 24.384 22.831 0.000 0.000 332.715 16.724 8.318 8.834 12-2034 262.675 22.435 21.006 0.000 0.000 306.115 15.387 7.653 9.224 12-2035 241.674 20.641 19.326 0.000 0.000 281.642 14.156 7.041 9.647 12-2036 222.937 19.041 17.828 0.000 0.000 259.806 13.059 6.495 10.092 12-2037 204.530 17.469 16.356 0.000 0.000 238.355 11.981 5.959 10.608 S Tot 11,889.496 1,015.476 950.789 0.000 0.000 13,855.761 696.443 346.394 6.187 After 1,899.272 162.216 151.883 0.000 0.000 2,213.371 111.252 55.334 17.633 Total 13,788.768 1,177.692 1,102.672 0.000 0.000 16,069.132 807.696 401.728 7.764 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 1.654 1 0.5 0.000 0.000 41.250 5,459.922 -5,141.868 -5,141.868 -4,339.944 12-2021 36.191 1 0.5 0.000 0.000 411.528 .000 3,153.391 -1,988.477 -1,831.188 12-2022 36.191 1 0.5 0.000 0.000 189.261 .000 1,430.690 -557.787 -802.124 12-2023 36.191 1 0.5 0.000 0.000 129.381 .000 966.589 408.802 -170.904 12-2024 36.191 1 0.5 0.000 0.000 100.174 .000 740.215 1,149.017 268.235 12-2025 36.191 1 0.5 0.000 0.000 82.073 .000 599.920 1,748.937 591.645 12-2026 36.191 1 0.5 0.000 0.000 70.042 .000 506.675 2,255.612 839.913 12-2027 36.191 1 0.5 0.000 0.000 61.318 .000 439.058 2,694.670 1,035.471 12-2028 36.191 1 0.5 0.000 0.000 54.819 .000 388.687 3,083.357 1,192.825 12-2029 36.191 1 0.5 0.000 0.000 49.425 .000 346.883 3,430.240 1,320.467 12-2030 36.191 1 0.5 0.000 0.000 45.178 .000 313.968 3,744.207 1,425.494 12-2031 36.191 1 0.5 0.000 0.000 41.546 .000 285.813 4,030.020 1,512.415 12-2032 36.191 1 0.5 0.000 0.000 38.325 .000 260.848 4,290.868 1,584.529 12-2033 36.191 1 0.5 0.000 0.000 35.160 .000 236.322 4,527.190 1,643.919 12-2034 36.191 1 0.5 0.000 0.000 32.349 .000 214.535 4,741.725 1,692.935 12-2035 36.191 1 0.5 0.000 0.000 29.763 .000 194.490 4,936.215 1,733.336 12-2036 36.191 1 0.5 0.000 0.000 27.456 .000 176.605 5,112.820 1,766.684 12-2037 36.191 1 0.5 0.000 0.000 25.189 .000 159.035 5,271.855 1,793.983 S Tot 616.909 0.000 0.000 1,464.237 5,459.922 5,271.855 5,271.855 1,793.983 After 713.518 0.000 0.000 233.903 .000 1,099.363 6,371.218 1,907.714 Total 1,330.428 0.000 0.000 1,698.139 5,459.922 6,371.218 6,371.218 1,907.714 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 3,425.854 Oil Rate 28,895. 141. bbls/mo 96.3% 1.20 0.0% 3,178. 5,798. $/w/mo Expense 51.9993 51.9993 8.00 2,411.234 Gas Rate 103,447. 507. Mcf/mo 0.0% 0.00 0.0% 10.00 1,907.714 GOR 3,580. 3,580. scf/bbl Revenue 12.00 1,501.248 NGL Rate 4,405. 42. bbls/mo Oil 38.6422 38.6422 NGL Yield 42.6 84.1 bbl/MMcf Gas 38.6422 38.6422 15.00 1,024.525 Gas Shrinkage 62.2 26.0% ______________________________ ______________________ 20.00 468.540 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 9.4 % Start Date: 12/2020 1 Months in year ‘20 36.807 Year Life (09/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 598 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 12

Figure 13
LILIS ENERGY, INC. -- KUDU PUD 2 (1.5 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	14,984.	96.3	1.20	8.1	138.	Initial	Final
Gas - mcf/mo	68,029.	0.0	0.00	8.1	627.	4,540.	4,540.

	12/2018 Cumulatives	39.71 Year Life (09/2058) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	629.2	629.2	37.969 NI	238.920	13,783.950	853.378	3,049.378	6,947.153	2,133.322
Gas - mmcf	0.0	2,856.7	2,856.7	51.504 WI	802.675	1,492.975	416.870	5,408.018		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : WOLFCAMP B

KUDU PUD 2 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 599

Table 13 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- KUDU PUD 2 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 124.1 563.4 46.1 47.120 158.304 17.521 57.693 1.860 15.734 12-2022 88.3 401.1 32.9 33.545 112.699 12.474 57.693 1.860 15.734 12-2023 54.9 249.1 20.4 20.832 69.987 7.746 57.693 1.860 15.734 12-2024 40.8 185.4 15.2 15.509 52.103 5.767 57.693 1.860 15.734 12-2025 32.8 148.7 12.2 12.435 41.777 4.624 57.693 1.860 15.734 12-2026 27.6 125.2 10.3 10.468 35.169 3.893 57.693 1.860 15.734 12-2027 23.9 108.5 8.9 9.078 30.498 3.376 57.693 1.860 15.734 12-2028 21.2 96.4 7.9 8.060 27.077 2.997 57.693 1.860 15.734 12-2029 19.0 86.4 7.1 7.228 24.283 2.688 57.693 1.860 15.734 12-2030 17.3 78.7 6.4 6.579 22.104 2.447 57.693 1.860 15.734 12-2031 15.9 72.2 5.9 6.041 20.295 2.246 57.693 1.860 15.734 12-2032 14.7 66.6 5.5 5.573 18.722 2.072 57.693 1.860 15.734 12-2033 13.5 61.1 5.0 5.113 17.176 1.901 57.693 1.860 15.734 12-2034 12.4 56.2 4.6 4.704 15.803 1.749 57.693 1.860 15.734 12-2035 11.4 51.7 4.2 4.328 14.539 1.609 57.693 1.860 15.734 12-2036 10.5 47.7 3.9 3.992 13.412 1.484 57.693 1.860 15.734 12-2037 9.6 43.8 3.6 3.663 12.305 1.362 57.693 1.860 15.734 S Tot 538.0 2,442.4 200.0 204.267 686.255 75.956 57.693 1.860 15.734 After 91.3 414.3 33.9 34.653 116.420 12.886 57.693 1.860 15.734 Total 629.2 2,856.7 234.0 238.920 802.675 88.842 57.693 1.860 15.734 Cum .0 .0 .0 Ult 629.2 2,856.7 234.0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 2,718.485 294.446 275.690 0.000 0.000 3,288.621 168.304 82.216 4.241 12-2022 1,935.317 209.619 196.266 0.000 0.000 2,341.203 119.817 58.530 4.569 12-2023 1,201.849 130.175 121.883 0.000 0.000 1,453.908 74.408 36.348 4.930 12-2024 894.747 96.912 90.739 0.000 0.000 1,082.399 55.395 27.060 5.258 12-2025 717.422 77.706 72.756 0.000 0.000 867.884 44.416 21.697 5.575 12-2026 603.941 65.414 61.247 0.000 0.000 730.603 37.391 18.265 5.876 12-2027 523.733 56.727 53.113 0.000 0.000 633.573 32.425 15.839 6.167 12-2028 464.977 50.363 47.155 0.000 0.000 562.494 28.787 14.062 6.444 12-2029 416.999 45.166 42.289 0.000 0.000 504.455 25.817 12.611 6.728 12-2030 379.585 41.114 38.495 0.000 0.000 459.193 23.500 11.480 7.000 12-2031 348.524 37.750 35.345 0.000 0.000 421.619 21.577 10.540 7.269 12-2032 321.502 34.823 32.604 0.000 0.000 388.929 19.905 9.723 7.546 12-2033 294.957 31.948 29.912 0.000 0.000 356.816 18.261 8.920 7.867 12-2034 271.375 29.393 27.521 0.000 0.000 328.290 16.801 8.207 8.205 12-2035 249.680 27.043 25.321 0.000 0.000 302.044 15.458 7.551 8.573 12-2036 230.322 24.947 23.358 0.000 0.000 278.626 14.259 6.966 8.959 12-2037 211.305 22.887 21.429 0.000 0.000 255.621 13.082 6.391 9.408 S Tot 11,784.720 1,276.433 1,195.124 0.000 0.000 14,256.277 729.604 356.407 5.595 After 1,999.230 216.542 202.748 0.000 0.000 2,418.520 123.774 60.463 15.862 Total 13,783.950 1,492.975 1,397.872 0.000 0.000 16,674.797 853.378 416.870 7.084 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 22.549 1 0.5 0.000 0.000 337.480 5,408.018 -2,729.946 -2,729.946 -2,299.213 12-2022 35.847 1 0.5 0.000 0.000 240.256 .000 1,886.752 -843.194 -940.502 12-2023 35.847 1 0.5 0.000 0.000 149.201 .000 1,158.104 314.910 -183.899 12-2024 35.847 1 0.5 0.000 0.000 111.076 .000 853.020 1,167.930 322.270 12-2025 35.847 1 0.5 0.000 0.000 89.063 .000 676.860 1,844.791 687.205 12-2026 35.847 1 0.5 0.000 0.000 74.975 .000 564.125 2,408.916 963.647 12-2027 35.847 1 0.5 0.000 0.000 65.018 .000 484.444 2,893.359 1,179.432 12-2028 35.847 1 0.5 0.000 0.000 57.723 .000 426.074 3,319.433 1,351.930 12-2029 35.847 1 0.5 0.000 0.000 51.767 .000 378.412 3,697.845 1,491.179 12-2030 35.847 1 0.5 0.000 0.000 47.123 .000 341.243 4,039.088 1,605.332 12-2031 35.847 1 0.5 0.000 0.000 43.267 .000 310.386 4,349.474 1,699.726 12-2032 35.847 1 0.5 0.000 0.000 39.912 .000 283.542 4,633.016 1,778.113 12-2033 35.847 1 0.5 0.000 0.000 36.617 .000 257.171 4,890.187 1,842.742 12-2034 35.847 1 0.5 0.000 0.000 33.689 .000 233.745 5,123.932 1,896.148 12-2035 35.847 1 0.5 0.000 0.000 30.996 .000 212.192 5,336.123 1,940.225 12-2036 35.847 1 0.5 0.000 0.000 28.593 .000 192.961 5,529.084 1,976.661 12-2037 35.847 1 0.5 0.000 0.000 26.232 .000 174.069 5,703.153 2,006.540 S Tot 596.108 0.000 0.000 1,462.988 5,408.018 5,703.153 5,703.153 2,006.540 After 742.092 0.000 0.000 248.190 .000 1,244.001 6,947.153 2,133.322 Total 1,338.200 0.000 0.000 1,711.178 5,408.018 6,947.153 6,947.153 2,133.322 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 3,751.452 Oil Rate 29,352. 137. bbls/mo 96.3% 1.20 0.0% 3,180. 5,799. $/w/mo Expense 51.5049 51.5049 8.00 2,666.967 Gas Rate 133,258. 622. Mcf/mo 0.0% 0.00 0.0% 10.00 2,133.322 GOR 4,540. 4,540. scf/bbl Revenue 12.00 1,705.350 NGL Rate 5,674. 52. bbls/mo Oil 37.9699 37.9699 NGL Yield 42.6 84.0 bbl/MMcf Gas 37.9699 37.9699 15.00 1,207.436 Gas Shrinkage 62.2 26.0% ______________________________ ______________________ 20.00 634.207 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 9.3 % Start Date: 05/2021 8 Months in year ‘21 37.377 Year Life (09/2058) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 599 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 13

Figure 14

LILIS ENERGY, INC. -- LYNX PUD 1 (1.5 2ND BS)

PHANTOM (2ND BONE SPRINGS) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	14,479.	96.3	1.20	8.0	147.	2,700.	2,700.
Gas - mcf/mo	39,094.	0.0	0.00	8.0	396.		

	12/2018 Cumulatives	40.36 Year Life (05/2059) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	621.3	621.3	66.553 NI	413.483	23,854.990	1,324.419	5,164.335	12,571.756	4,046.175
Gas - mmcf	0.0	1,677.4	1,677.4	88.738 WI	826.139	1,536.618	670.759	7,099.074		



OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
10,000.
1,000.
100.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir: 2ND BONE SPRINGS

LYNX PUD 1 (1.5 2ND BS)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 600

Table 14 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- LYNX PUD 1 (1.5 2ND BS) PHANTOM (2ND BONE SPRINGS) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 37.5 101.3 8.3 24.977 49.904 5.523 57.693 1.860 15.734 12-2023 135.4 365.5 29.9 90.105 180.029 19.926 57.693 1.860 15.734 12-2024 66.8 180.3 14.8 44.453 88.817 9.830 57.693 1.860 15.734 12-2025 46.2 124.7 10.2 30.737 61.413 6.797 57.693 1.860 15.734 12-2026 35.9 97.0 7.9 23.901 47.755 5.286 57.693 1.860 15.734 12-2027 29.6 80.0 6.6 19.717 39.394 4.360 57.693 1.860 15.734 12-2028 25.4 68.6 5.6 16.911 33.789 3.740 57.693 1.860 15.734 12-2029 22.2 60.0 4.9 14.788 29.546 3.270 57.693 1.860 15.734 12-2030 19.8 53.6 4.4 13.204 26.381 2.920 57.693 1.860 15.734 12-2031 18.0 48.5 4.0 11.951 23.878 2.643 57.693 1.860 15.734 12-2032 16.5 44.5 3.6 10.961 21.900 2.424 57.693 1.860 15.734 12-2033 15.1 40.8 3.3 10.053 20.085 2.223 57.693 1.860 15.734 12-2034 13.9 37.5 3.1 9.249 18.479 2.045 57.693 1.860 15.734 12-2035 12.8 34.5 2.8 8.509 17.002 1.882 57.693 1.860 15.734 12-2036 11.8 31.8 2.6 7.850 15.684 1.736 57.693 1.860 15.734 12-2037 10.8 29.2 2.4 7.202 14.389 1.593 57.693 1.860 15.734 S Tot 517.7 1,397.9 114.5 344.567 688.445 76.198 57.693 1.860 15.734 After 103.5 279.6 22.9 68.916 137.694 15.240 57.693 1.860 15.734 Total 621.3 1,677.4 137.4 413.483 826.139 91.439 57.693 1.860 15.734 Cum .0 .0 .0 Ult 621.3 1,677.4 137.4 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 1,440.988 92.821 86.908 0.000 0.000 1,620.717 80.003 40.518 4.981 12-2023 5,198.391 334.854 313.524 0.000 0.000 5,846.769 288.612 146.169 5.231 12-2024 2,564.607 165.199 154.676 0.000 0.000 2,884.482 142.386 72.112 5.708 12-2025 1,773.326 114.229 106.952 0.000 0.000 1,994.507 98.454 49.863 6.128 12-2026 1,378.943 88.825 83.166 0.000 0.000 1,550.934 76.558 38.773 6.517 12-2027 1,137.522 73.273 68.606 0.000 0.000 1,279.402 63.155 31.985 6.888 12-2028 975.655 62.847 58.843 0.000 0.000 1,097.345 54.168 27.434 7.240 12-2029 853.149 54.956 51.455 0.000 0.000 959.559 47.366 23.989 7.595 12-2030 761.761 49.069 45.943 0.000 0.000 856.773 42.293 21.419 7.935 12-2031 689.481 44.413 41.584 0.000 0.000 775.478 38.280 19.387 8.267 12-2032 632.369 40.734 38.139 0.000 0.000 711.242 35.109 17.781 8.583 12-2033 579.959 37.358 34.978 0.000 0.000 652.295 32.199 16.307 8.928 12-2034 533.593 34.371 32.182 0.000 0.000 600.146 29.625 15.004 9.289 12-2035 490.933 31.623 29.609 0.000 0.000 552.166 27.256 13.804 9.682 12-2036 452.871 29.172 27.313 0.000 0.000 509.356 25.143 12.734 10.095 12-2037 415.478 26.763 25.058 0.000 0.000 467.300 23.067 11.682 10.575 S Tot 19,879.027 1,280.507 1,198.938 0.000 0.000 22,358.472 1,103.675 558.962 6.603 After 3,975.963 256.112 239.797 0.000 0.000 4,471.872 220.744 111.797 17.729 Total 23,854.990 1,536.618 1,438.735 0.000 0.000 26,830.343 1,324.419 670.759 8.458 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2022 7.892 1 0.9 0.000 0.000 175.837 7,099.074 -5,782.607 -5,782.607 -4,081.205 12-2023 61.762 1 0.9 0.000 0.000 634.337 .000 4,715.889 -1,066.719 -983.441 12-2024 61.762 1 0.9 0.000 0.000 312.948 .000 2,295.274 1,228.556 380.758 12-2025 61.762 1 0.9 0.000 0.000 216.391 .000 1,568.037 2,796.592 1,226.860 12-2026 61.762 1 0.9 0.000 0.000 168.266 .000 1,205.574 4,002.166 1,817.924 12-2027 61.762 1 0.9 0.000 0.000 138.807 .000 983.693 4,985.859 2,256.234 12-2028 61.762 1 0.9 0.000 0.000 119.055 .000 834.927 5,820.786 2,594.338 12-2029 61.762 1 0.9 0.000 0.000 104.106 .000 722.336 6,543.122 2,860.193 12-2030 61.762 1 0.9 0.000 0.000 92.954 .000 638.345 7,181.467 3,073.765 12-2031 61.762 1 0.9 0.000 0.000 84.134 .000 571.915 7,753.382 3,247.710 12-2032 61.762 1 0.9 0.000 0.000 77.165 .000 519.425 8,272.807 3,391.310 12-2033 61.762 1 0.9 0.000 0.000 70.770 .000 471.257 8,744.064 3,509.740 12-2034 61.762 1 0.9 0.000 0.000 65.112 .000 428.643 9,172.708 3,607.675 12-2035 61.762 1 0.9 0.000 0.000 59.906 .000 389.437 9,562.144 3,688.569 12-2036 61.762 1 0.9 0.000 0.000 55.262 .000 354.455 9,916.599 3,755.500 12-2037 61.762 1 0.9 0.000 0.000 50.699 .000 320.089 10,236.688 3,810.443 S Tot 934.321 0.000 0.000 2,425.751 7,099.074 10,236.688 10,236.688 3,810.443 After 1,319.094 0.000 0.000 485.169 .000 2,335.067 12,571.756 4,046.175 Total 2,253.415 0.000 0.000 2,910.920 7,099.074 12,571.756 12,571.756 4,046.175 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 6,852.781 Oil Rate 29,047. 145. bbls/mo 96.3% 1.20 0.0% 3,092. 5,715. $/w/mo Expense 88.7384 88.7384 8.00 4,961.405 Gas Rate 78,429. 393. Mcf/mo 0.0% 0.00 0.0% 10.00 4,046.175 GOR 2,700. 2,700. scf/bbl Revenue 12.00 3,322.073 NGL Rate 3,155. 32. bbls/mo Oil 66.5538 66.5538 NGL Yield 40.2 81.2 bbl/MMcf Gas 66.5538 66.5538 15.00 2,493.849 Gas Shrinkage 63.1 25.9% ______________________________ ______________________ 20.00 1,565.880 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 15.6 % Start Date: 11/2022 2 Months in year ‘22 36.528 Year Life (05/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 600 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 14

Figure 15

LILIS ENERGY, INC. -- MOOSE PUD 1 (1.5 WC A)

PHANTOM (WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl			12/2018 Cumulatives	41.08 Year Life (02/2060) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,751.	96.3	1.20	8.1	130.	Initial	Final	Oil - mbbls	0.0	620.3	620.3	62.383 NI	386.976	22,325.725	1,307.759	4,568.313	11,377.634	3,394.944
Gas - mcf/mo	52,810.	0.0	0.00	8.1	464.	3,580.	3,580.	Gas - mmcf	0.0	2,220.7	2,220.7	77.273 WI	1,025.177	1,906.829	650.448	8,113.761		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035

Reservoir: WOLFCAMP A

TIME (years)

MOOSE PUD 1 (1.5 WC A)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 601

Table 15 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- MOOSE PUD 1 (1.5 WC A) PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 141.1 505.2 41.4 88.028 233.204 25.812 57.693 1.860 15.734 12-2023 78.5 281.1 23.0 48.978 129.752 14.361 57.693 1.860 15.734 12-2024 51.1 182.9 15.0 31.873 84.439 9.346 57.693 1.860 15.734 12-2025 38.5 137.8 11.3 24.011 63.610 7.040 57.693 1.860 15.734 12-2026 31.2 111.9 9.2 19.492 51.637 5.715 57.693 1.860 15.734 12-2027 26.5 94.7 7.8 16.504 43.722 4.839 57.693 1.860 15.734 12-2028 23.1 82.7 6.8 14.406 38.165 4.224 57.693 1.860 15.734 12-2029 20.5 73.2 6.0 12.757 33.797 3.741 57.693 1.860 15.734 12-2030 18.4 66.0 5.4 11.500 30.465 3.372 57.693 1.860 15.734 12-2031 16.8 60.2 4.9 10.486 27.780 3.075 57.693 1.860 15.734 12-2032 15.5 55.4 4.5 9.661 25.594 2.833 57.693 1.860 15.734 12-2033 14.2 50.9 4.2 8.863 23.481 2.599 57.693 1.860 15.734 12-2034 13.1 46.8 3.8 8.155 21.604 2.391 57.693 1.860 15.734 12-2035 12.0 43.1 3.5 7.503 19.877 2.200 57.693 1.860 15.734 12-2036 11.1 39.7 3.3 6.921 18.336 2.029 57.693 1.860 15.734 12-2037 10.2 36.4 3.0 6.350 16.822 1.862 57.693 1.860 15.734 S Tot 521.8 1,867.9 153.0 325.489 862.286 95.440 57.693 1.860 15.734 After 98.6 352.9 28.9 61.487 162.891 18.029 57.693 1.860 15.734 Total 620.3 2,220.7 181.9 386.976 1,025.177 113.469 57.693 1.860 15.734 Cum .0 .0 .0 Ult 620.3 2,220.7 181.9 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 5,078.597 433.760 406.129 0.000 0.000 5,918.486 297.486 147.962 4.305 12-2023 2,825.671 241.339 225.966 0.000 0.000 3,292.976 165.517 82.324 4.680 12-2024 1,838.868 157.057 147.052 0.000 0.000 2,142.977 107.714 53.574 5.041 12-2025 1,385.254 118.314 110.777 0.000 0.000 1,614.345 81.143 40.359 5.380 12-2026 1,124.530 96.046 89.927 0.000 0.000 1,310.503 65.871 32.763 5.698 12-2027 952.162 81.324 76.143 0.000 0.000 1,109.629 55.774 27.741 6.004 12-2028 831.137 70.987 66.465 0.000 0.000 968.589 48.685 24.215 6.295 12-2029 736.013 62.863 58.858 0.000 0.000 857.734 43.113 21.443 6.590 12-2030 663.453 56.665 53.056 0.000 0.000 773.173 38.863 19.329 6.873 12-2031 604.980 51.671 48.380 0.000 0.000 705.031 35.438 17.626 7.150 12-2032 557.379 47.605 44.573 0.000 0.000 649.557 32.649 16.239 7.418 12-2033 511.358 43.675 40.893 0.000 0.000 595.925 29.953 14.898 7.725 12-2034 470.476 40.183 37.623 0.000 0.000 548.282 27.559 13.707 8.048 12-2035 432.862 36.971 34.616 0.000 0.000 504.449 25.356 12.611 8.399 12-2036 399.302 34.104 31.932 0.000 0.000 465.338 23.390 11.633 8.768 12-2037 366.333 31.288 29.295 0.000 0.000 426.916 21.458 10.673 9.197 S Tot 18,778.375 1,603.851 1,501.685 0.000 0.000 21,883.911 1,099.969 547.098 5.606 After 3,547.350 302.977 283.677 0.000 0.000 4,134.004 207.791 103.350 15.844 Total 22,325.725 1,906.829 1,785.362 0.000 0.000 26,017.915 1,307.759 650.448 7.233 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2022 42.795 1 0.8 0.000 0.000 575.729 8,113.761 -3,259.247 -3,259.247 -2,604.781 12-2023 53.783 1 0.8 0.000 0.000 320.329 .000 2,671.022 -588.224 -857.033 12-2024 53.783 1 0.8 0.000 0.000 208.461 .000 1,719.444 1,131.220 163.924 12-2025 53.783 1 0.8 0.000 0.000 157.038 .000 1,282.022 2,413.242 855.383 12-2026 53.783 1 0.8 0.000 0.000 127.481 .000 1,030.606 3,443.848 1,360.531 12-2027 53.783 1 0.8 0.000 0.000 107.941 .000 864.391 4,308.239 1,745.616 12-2028 53.783 1 0.8 0.000 0.000 94.221 .000 747.686 5,055.925 2,048.353 12-2029 53.783 1 0.8 0.000 0.000 83.437 .000 655.958 5,711.882 2,289.755 12-2030 53.783 1 0.8 0.000 0.000 75.212 .000 585.987 6,297.870 2,485.794 12-2031 53.783 1 0.8 0.000 0.000 68.583 .000 529.602 6,827.471 2,646.860 12-2032 53.783 1 0.8 0.000 0.000 63.187 .000 483.700 7,311.171 2,780.581 12-2033 53.783 1 0.8 0.000 0.000 57.969 .000 439.321 7,750.493 2,890.985 12-2034 53.783 1 0.8 0.000 0.000 53.335 .000 399.899 8,150.391 2,982.352 12-2035 53.783 1 0.8 0.000 0.000 49.071 .000 363.628 8,514.020 3,057.885 12-2036 53.783 1 0.8 0.000 0.000 45.266 .000 331.266 8,845.286 3,120.437 12-2037 53.783 1 0.8 0.000 0.000 41.529 .000 299.474 9,144.759 3,171.841 S Tot 849.534 0.000 0.000 2,128.790 8,113.761 9,144.759 9,144.759 3,171.841 After 1,187.847 0.000 0.000 402.141 .000 2,232.875 11,377.634 3,394.944 Total 2,037.382 0.000 0.000 2,530.931 8,113.761 11,377.634 11,377.634 3,394.944 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 6,017.269 Oil Rate 28,895. 129. bbls/mo 96.3% 1.20 0.0% 3,179. 5,798. $/w/mo Expense 77.2739 77.2739 8.00 4,249.750 Gas Rate 103,447. 462. Mcf/mo 0.0% 0.00 0.0% 10.00 3,394.944 GOR 3,580. 3,580. scf/bbl Revenue 12.00 2,718.767 NGL Rate 4,405. 38. bbls/mo Oil 62.3836 62.3836 NGL Yield 42.6 83.7 bbl/MMcf Gas 62.3836 62.3836 15.00 1,945.503 Gas Shrinkage 62.2 25.8% ______________________________ ______________________ 20.00 1,079.884 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.8 % Start Date: 03/2022 10 Months in year ‘22 37.920 Year Life (02/2060) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 601 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 15

Figure 16

LILIS ENERGY, INC. -- MOOSE PUD 2 (1.5 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl			12/2018 Cumulatives	40.09 Year Life (02/2059) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,984.	96.3	1.20	8.1	124.	Initial	Final	Oil - mbbls	0.0	631.1	631.1	62.383 NI	393.729	22,715.319	1,406.328	4,648.776	12,623.455	4,647.698
Gas - mcf/mo	68,029.	0.0	0.00	8.1	565.	4,540.	4,540.	Gas - mmcf	0.0	2,865.4	2,865.4	77.273 WI	1,322.771	2,460.355	686.983	8,113.761		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir: WOLFCAMP B

MOOSE PUD 2 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 602

Table 16 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- MOOSE PUD 2 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 101.6 461.1 37.8 63.354 212.843 23.558 57.693 1.860 15.734 12-2021 99.4 451.4 37.0 62.029 208.393 23.065 57.693 1.860 15.734 12-2022 58.4 265.1 21.7 36.428 122.383 13.546 57.693 1.860 15.734 12-2023 42.5 193.1 15.8 26.530 89.130 9.865 57.693 1.860 15.734 12-2024 33.9 154.1 12.6 21.172 71.130 7.873 57.693 1.860 15.734 12-2025 28.3 128.5 10.5 17.659 59.328 6.566 57.693 1.860 15.734 12-2026 24.4 111.0 9.1 15.249 51.232 5.670 57.693 1.860 15.734 12-2027 21.6 98.0 8.0 13.462 45.228 5.006 57.693 1.860 15.734 12-2028 19.4 88.1 7.2 12.111 40.689 4.504 57.693 1.860 15.734 12-2029 17.6 79.9 6.5 10.973 36.865 4.080 57.693 1.860 15.734 12-2030 16.1 73.2 6.0 10.065 33.813 3.743 57.693 1.860 15.734 12-2031 14.8 67.4 5.5 9.260 31.109 3.443 57.693 1.860 15.734 12-2032 13.7 62.2 5.1 8.542 28.697 3.176 57.693 1.860 15.734 12-2033 12.6 57.0 4.7 7.837 26.328 2.914 57.693 1.860 15.734 12-2034 11.6 52.5 4.3 7.210 24.223 2.681 57.693 1.860 15.734 12-2035 10.6 48.3 4.0 6.634 22.286 2.467 57.693 1.860 15.734 12-2036 9.8 44.5 3.6 6.119 20.559 2.275 57.693 1.860 15.734 12-2037 9.0 40.9 3.3 5.614 18.861 2.088 57.693 1.860 15.734 S Tot 545.4 2,476.2 202.8 340.248 1,143.097 126.520 57.693 1.860 15.734 After 85.7 389.2 31.9 53.481 179.674 19.887 57.693 1.860 15.734 Total 631.1 2,865.4 234.7 393.729 1,322.771 146.407 57.693 1.860 15.734 Cum .0 .0 .0 Ult 631.1 2,865.4 234.7 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 3,655.044 395.887 370.669 0.000 0.000 4,421.601 226.287 110.540 3.848 12-2021 3,578.627 387.610 362.919 0.000 0.000 4,329.157 221.556 108.229 4.111 12-2022 2,101.621 227.632 213.132 0.000 0.000 2,542.384 130.113 63.560 4.450 12-2023 1,530.593 165.782 155.222 0.000 0.000 1,851.597 94.761 46.290 4.755 12-2024 1,221.489 132.303 123.875 0.000 0.000 1,477.666 75.624 36.942 5.040 12-2025 1,018.803 110.349 103.320 0.000 0.000 1,232.472 63.075 30.812 5.321 12-2026 879.774 95.291 89.221 0.000 0.000 1,064.285 54.468 26.607 5.588 12-2027 776.680 84.124 78.765 0.000 0.000 939.570 48.085 23.489 5.848 12-2028 698.737 75.682 70.861 0.000 0.000 845.280 43.260 21.132 6.095 12-2029 633.067 68.569 64.201 0.000 0.000 765.837 39.194 19.146 6.351 12-2030 580.663 62.893 58.887 0.000 0.000 702.442 35.949 17.561 6.596 12-2031 534.224 57.863 54.177 0.000 0.000 646.264 33.074 16.157 6.854 12-2032 492.805 53.377 49.977 0.000 0.000 596.159 30.510 14.904 7.125 12-2033 452.115 48.970 45.850 0.000 0.000 546.935 27.991 13.673 7.440 12-2034 415.970 45.055 42.185 0.000 0.000 503.209 25.753 12.580 7.771 12-2035 382.714 41.453 38.812 0.000 0.000 462.979 23.694 11.574 8.130 12-2036 353.042 38.239 35.803 0.000 0.000 427.084 21.857 10.677 8.509 12-2037 323.892 35.082 32.847 0.000 0.000 391.821 20.052 9.796 8.948 S Tot 19,629.859 2,126.161 1,990.723 0.000 0.000 23,746.742 1,215.304 593.669 5.162 After 3,085.460 334.194 312.906 0.000 0.000 3,732.560 191.024 93.314 15.405 Total 22,715.319 2,460.355 2,303.628 0.000 0.000 27,479.302 1,406.328 686.983 6.554 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 24.867 1 0.8 0.000 0.000 414.350 8,113.761 -4,468.205 -4,468.205 -4,029.919 12-2021 53.783 1 0.8 0.000 0.000 405.687 .000 3,539.902 -928.303 -1,223.937 12-2022 53.783 1 0.8 0.000 0.000 238.248 .000 2,056.681 1,128.377 254.294 12-2023 53.783 1 0.8 0.000 0.000 173.514 .000 1,483.250 2,611.628 1,222.597 12-2024 53.783 1 0.8 0.000 0.000 138.473 .000 1,172.846 3,784.473 1,918.267 12-2025 53.783 1 0.8 0.000 0.000 115.495 .000 969.307 4,753.780 2,440.746 12-2026 53.783 1 0.8 0.000 0.000 99.735 .000 829.693 5,583.473 2,847.255 12-2027 53.783 1 0.8 0.000 0.000 88.047 .000 726.165 6,309.638 3,170.670 12-2028 53.783 1 0.8 0.000 0.000 79.212 .000 647.894 6,957.533 3,432.946 12-2029 53.783 1 0.8 0.000 0.000 71.767 .000 581.948 7,539.481 3,647.076 12-2030 53.783 1 0.8 0.000 0.000 65.826 .000 529.323 8,068.804 3,824.138 12-2031 53.783 1 0.8 0.000 0.000 60.562 .000 482.689 8,551.492 3,970.932 12-2032 53.783 1 0.8 0.000 0.000 55.866 .000 441.096 8,992.588 4,092.876 12-2033 53.783 1 0.8 0.000 0.000 51.254 .000 400.235 9,392.823 4,193.457 12-2034 53.783 1 0.8 0.000 0.000 47.156 .000 363.937 9,756.760 4,276.609 12-2035 53.783 1 0.8 0.000 0.000 43.386 .000 330.542 10,087.302 4,345.269 12-2036 53.783 1 0.8 0.000 0.000 40.022 .000 300.745 10,388.047 4,402.058 12-2037 53.783 1 0.8 0.000 0.000 36.718 .000 271.472 10,659.519 4,448.657 S Tot 939.172 0.000 0.000 2,225.317 8,113.761 10,659.519 10,659.519 4,448.657 After 1,134.506 0.000 0.000 349.780 .000 1,963.936 12,623.455 4,647.698 Total 2,073.679 0.000 0.000 2,575.097 8,113.761 12,623.455 12,623.455 4,647.698 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 7,392.395 Oil Rate 29,352. 123. bbls/mo 96.3% 1.20 0.0% 3,179. 5,798. $/w/mo Expense 77.2739 77.2739 8.00 5,565.969 Gas Rate 133,258. 562. Mcf/mo 0.0% 0.00 0.0% 10.00 4,647.698 GOR 4,540. 4,540. scf/bbl Revenue 12.00 3,897.321 NGL Rate 5,674. 47. bbls/mo Oil 62.3836 62.3836 NGL Yield 42.6 83.8 bbl/MMcf Gas 62.3836 62.3836 15.00 3,002.124 Gas Shrinkage 62.2 25.9% ______________________________ ______________________ 20.00 1,925.477 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.8 % Start Date: 07/2020 6 Months in year ‘20 38.596 Year Life (02/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 602 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 16

Figure 17
LILIS ENERGY, INC. -- NE AXIS 2H
PHANTOM (WOLFCAMP) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl	
Oil - bbls/mo	20,929.	96.3	1.20	8.0	145.	Initial	Final
Gas - mcf/mo	64,043.	0.0	0.00	8.0	443.	3,060.	3,060.

	12/2018 Cumulatives	36.90 Year Life (11/2055) Remaining Reserves	Ultimate Recovery	Current Interest %	Net Oil Prod. Net Gas Sales mbbl/mmcf	Oil Revenue Gas Revenue M$	Prod. Tax Adv. Tax M$	Expenses Investments M$	Future Net Cash Flow M$	Cash Flow Disc. @10.0% M$
Oil - mbbls	0.0	614.9	614.9	55.043 NI	338.455	19,526.433	1,108.517	4,249.840	12,300.409	6,577.204
Gas - mmcf	0.0	1,881.5	1,881.5	73.391 WI	766.398	1,425.501	557.166	4,070.697		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : WOLFCAMP

NE AXIS 2H

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 576

Table 17 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- NE AXIS 2H PHANTOM (WOLFCAMP) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 124.2 379.9 31.1 68.341 154.751 17.128 57.693 1.860 15.734 12-2020 85.5 261.5 21.4 47.045 106.530 11.791 57.693 1.860 15.734 12-2021 53.3 163.0 13.3 29.314 66.379 7.347 57.693 1.860 15.734 12-2022 39.7 121.4 9.9 21.829 49.430 5.471 57.693 1.860 15.734 12-2023 31.9 97.7 8.0 17.580 39.807 4.406 57.693 1.860 15.734 12-2024 27.0 82.5 6.8 14.848 33.622 3.721 57.693 1.860 15.734 12-2025 23.3 71.4 5.8 12.846 29.088 3.220 57.693 1.860 15.734 12-2026 20.7 63.3 5.2 11.380 25.769 2.852 57.693 1.860 15.734 12-2027 18.6 56.9 4.7 10.239 23.184 2.566 57.693 1.860 15.734 12-2028 17.0 52.0 4.3 9.347 21.164 2.343 57.693 1.860 15.734 12-2029 15.5 47.6 3.9 8.558 19.380 2.145 57.693 1.860 15.734 12-2030 14.3 43.8 3.6 7.874 17.830 1.973 57.693 1.860 15.734 12-2031 13.2 40.3 3.3 7.245 16.405 1.816 57.693 1.860 15.734 12-2032 12.1 37.2 3.0 6.683 15.133 1.675 57.693 1.860 15.734 12-2033 11.1 34.1 2.8 6.131 13.883 1.537 57.693 1.860 15.734 12-2034 10.2 31.4 2.6 5.641 12.773 1.414 57.693 1.860 15.734 12-2035 9.4 28.9 2.4 5.190 11.752 1.301 57.693 1.860 15.734 12-2036 8.7 26.6 2.2 4.788 10.841 1.200 57.693 1.860 15.734 12-2037 8.0 24.4 2.0 4.392 9.946 1.101 57.693 1.860 15.734 S Tot 543.7 1,663.7 136.3 299.271 677.669 75.006 57.693 1.860 15.734 After 71.2 217.8 17.8 39.184 88.729 9.821 57.693 1.860 15.734 Total 614.9 1,881.5 154.1 338.455 766.398 84.827 57.693 1.860 15.734 Cum .0 .0 .0 Ult 614.9 1,881.5 154.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 3,942.786 287.838 269.502 0.000 0.000 4,500.126 223.832 112.503 4.886 12-2020 2,714.182 198.145 185.523 0.000 0.000 3,097.850 154.084 77.446 5.275 12-2021 1,691.216 123.465 115.600 0.000 0.000 1,930.281 96.010 48.257 5.702 12-2022 1,259.385 91.940 86.083 0.000 0.000 1,437.408 71.495 35.935 6.090 12-2023 1,014.216 74.041 69.325 0.000 0.000 1,157.582 57.577 28.940 6.457 12-2024 856.628 62.537 58.553 0.000 0.000 977.718 48.631 24.443 6.804 12-2025 741.111 54.104 50.657 0.000 0.000 845.872 42.073 21.147 7.152 12-2026 656.555 47.931 44.878 0.000 0.000 749.364 37.273 18.734 7.485 12-2027 590.693 43.123 40.376 0.000 0.000 674.192 33.534 16.855 7.809 12-2028 539.230 39.366 36.858 0.000 0.000 615.454 30.612 15.386 8.119 12-2029 493.757 36.046 33.750 0.000 0.000 563.553 28.031 14.089 8.445 12-2030 454.282 33.164 31.052 0.000 0.000 518.497 25.790 12.962 8.782 12-2031 417.963 30.513 28.569 0.000 0.000 477.045 23.728 11.926 9.148 12-2032 385.558 28.147 26.354 0.000 0.000 440.059 21.888 11.001 9.533 12-2033 353.723 25.823 24.178 0.000 0.000 403.725 20.081 10.093 9.979 12-2034 325.444 23.759 22.245 0.000 0.000 371.448 18.475 9.286 10.449 12-2035 299.426 21.859 20.467 0.000 0.000 341.752 16.998 8.544 10.960 12-2036 276.211 20.164 18.880 0.000 0.000 315.255 15.681 7.881 11.497 12-2037 253.405 18.499 17.321 0.000 0.000 289.226 14.386 7.231 12.121 S Tot 17,265.771 1,260.464 1,180.171 0.000 0.000 19,706.406 980.179 492.660 6.637 After 2,260.662 165.037 154.524 0.000 0.000 2,580.223 128.338 64.506 19.721 Total 19,526.433 1,425.501 1,334.695 0.000 0.000 22,286.629 1,108.517 557.166 8.152 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 33.230 1 0.7 0.000 0.000 481.121 4,070.697 -421.257 -421.257 -497.462 12-2020 51.081 1 0.7 0.000 0.000 331.200 .000 2,484.039 2,062.783 1,666.895 12-2021 51.081 1 0.7 0.000 0.000 206.372 .000 1,528.561 3,591.344 2,875.047 12-2022 51.081 1 0.7 0.000 0.000 153.677 .000 1,125.219 4,716.563 3,682.939 12-2023 51.081 1 0.7 0.000 0.000 123.760 .000 896.224 5,612.788 4,267.693 12-2024 51.081 1 0.7 0.000 0.000 104.531 .000 749.033 6,361.821 4,711.830 12-2025 51.081 1 0.7 0.000 0.000 90.435 .000 641.137 7,002.958 5,057.339 12-2026 51.081 1 0.7 0.000 0.000 80.117 .000 562.160 7,565.118 5,332.724 12-2027 51.081 1 0.7 0.000 0.000 72.080 .000 500.643 8,065.761 5,555.670 12-2028 51.081 1 0.7 0.000 0.000 65.800 .000 452.575 8,518.335 5,738.861 12-2029 51.081 1 0.7 0.000 0.000 60.251 .000 410.102 8,928.437 5,889.753 12-2030 51.081 1 0.7 0.000 0.000 55.434 .000 373.231 9,301.668 6,014.603 12-2031 51.081 1 0.7 0.000 0.000 51.002 .000 339.308 9,640.976 6,117.794 12-2032 51.081 1 0.7 0.000 0.000 47.048 .000 309.041 9,950.017 6,203.232 12-2033 51.081 1 0.7 0.000 0.000 43.163 .000 279.307 10,229.324 6,273.425 12-2034 51.081 1 0.7 0.000 0.000 39.713 .000 252.893 10,482.217 6,331.207 12-2035 51.081 1 0.7 0.000 0.000 36.538 .000 228.591 10,710.808 6,378.692 12-2036 51.081 1 0.7 0.000 0.000 33.705 .000 206.908 10,917.716 6,417.763 12-2037 51.081 1 0.7 0.000 0.000 30.922 .000 185.607 11,103.323 6,449.624 S Tot 952.681 0.000 0.000 2,106.867 4,070.697 11,103.323 11,103.323 6,449.624 After 914.434 0.000 0.000 275.859 .000 1,197.087 12,300.409 6,577.204 Total 1,867.115 0.000 0.000 2,382.725 4,070.697 12,300.409 12,300.409 6,577.204 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 8,624.455 Oil Rate 28,743. 143. bbls/mo 96.3% 1.20 0.0% 4,676. 5,799. $/w/mo Expense 73.3917 73.3917 8.00 7,275.523 Gas Rate 87,955. 438. Mcf/mo 0.0% 0.00 0.0% 10.00 6,577.204 GOR 3,060. 3,060. scf/bbl Revenue 12.00 5,993.148 NGL Rate 5,342. 37. bbls/mo Oil 55.0438 55.0438 NGL Yield 60.7 84.2 bbl/MMcf Gas 55.0438 55.0438 15.00 5,275.573 Gas Shrinkage 46.1 25.9% ______________________________ ______________________ 20.00 4,369.302 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.4 % Start Date: 05/2019 8 Months in year ‘19 36.568 Year Life (11/2055) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 576 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 17

Figure 18

LILIS ENERGY, INC. -- NW AXIS PUD 4 (1.5 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final		12/2018 Cumulatives	40.27 Year Life (04/2059) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,631.	96.3	1.20	7.8	135.	Initial	Final	Oil - mbbls	0.0	629.6	629.6	44.756 NI	281.795	16,257.544	1,006.521	3,544.307	8,358.705	2,542.720
Gas - mcf/mo	66,424.	0.0	0.00	7.8	615.	4,540.	4,540.	Gas - mmcf	0.0	2,858.4	2,858.4	59.675 WI	946.719	1,760.897	491.679	6,265.954		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir: WOLFCAMP B

NW AXIS PUD 4 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 607

Cawley, Gillespie & Associates, Inc.

Table 18 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- NW AXIS PUD 4 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 73.6 334.2 27.4 32.948 110.694 12.252 57.693 1.860 15.734 12-2022 114.7 520.9 42.7 51.349 172.512 19.094 57.693 1.860 15.734 12-2023 62.5 284.0 23.3 27.994 94.048 10.409 57.693 1.860 15.734 12-2024 44.6 202.6 16.6 19.976 67.110 7.428 57.693 1.860 15.734 12-2025 35.0 159.0 13.0 15.676 52.666 5.829 57.693 1.860 15.734 12-2026 29.1 132.1 10.8 13.026 43.761 4.844 57.693 1.860 15.734 12-2027 25.0 113.6 9.3 11.197 37.617 4.164 57.693 1.860 15.734 12-2028 22.1 100.2 8.2 9.878 33.186 3.673 57.693 1.860 15.734 12-2029 19.7 89.4 7.3 8.817 29.620 3.278 57.693 1.860 15.734 12-2030 17.9 81.1 6.6 7.996 26.862 2.973 57.693 1.860 15.734 12-2031 16.4 74.3 6.1 7.325 24.608 2.724 57.693 1.860 15.734 12-2032 15.1 68.5 5.6 6.756 22.697 2.512 57.693 1.860 15.734 12-2033 13.8 62.9 5.1 6.198 20.823 2.305 57.693 1.860 15.734 12-2034 12.7 57.8 4.7 5.702 19.158 2.120 57.693 1.860 15.734 12-2035 11.7 53.2 4.4 5.247 17.626 1.951 57.693 1.860 15.734 12-2036 10.8 49.1 4.0 4.840 16.260 1.800 57.693 1.860 15.734 12-2037 9.9 45.0 3.7 4.440 14.917 1.651 57.693 1.860 15.734 S Tot 534.8 2,428.0 198.9 239.363 804.165 89.007 57.693 1.860 15.734 After 94.8 430.4 35.3 42.432 142.554 15.778 57.693 1.860 15.734 Total 629.6 2,858.4 234.1 281.795 946.719 104.785 57.693 1.860 15.734 Cum .0 .0 .0 Ult 629.6 2,858.4 234.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 1,900.887 205.890 192.775 0.000 0.000 2,299.552 117.686 57.489 4.114 12-2022 2,962.468 320.873 300.433 0.000 0.000 3,583.773 183.409 89.594 4.357 12-2023 1,615.049 174.930 163.787 0.000 0.000 1,953.766 99.989 48.844 4.731 12-2024 1,152.450 124.825 116.873 0.000 0.000 1,394.148 71.349 34.854 5.062 12-2025 904.401 97.958 91.718 0.000 0.000 1,094.077 55.992 27.352 5.378 12-2026 751.481 81.395 76.210 0.000 0.000 909.086 46.525 22.727 5.677 12-2027 645.980 69.968 65.511 0.000 0.000 781.459 39.993 19.536 5.966 12-2028 569.891 61.726 57.794 0.000 0.000 689.412 35.283 17.235 6.241 12-2029 508.654 55.094 51.584 0.000 0.000 615.331 31.491 15.383 6.522 12-2030 461.293 49.964 46.781 0.000 0.000 558.038 28.559 13.951 6.791 12-2031 422.574 45.770 42.854 0.000 0.000 511.199 26.162 12.780 7.055 12-2032 389.761 42.216 39.527 0.000 0.000 471.503 24.130 11.788 7.320 12-2033 357.579 38.730 36.263 0.000 0.000 432.573 22.138 10.814 7.627 12-2034 328.992 35.634 33.364 0.000 0.000 397.989 20.368 9.950 7.950 12-2035 302.689 32.785 30.697 0.000 0.000 366.171 18.740 9.154 8.302 12-2036 279.222 30.243 28.317 0.000 0.000 337.782 17.287 8.445 8.671 12-2037 256.167 27.746 25.979 0.000 0.000 309.892 15.860 7.747 9.100 S Tot 13,809.539 1,495.747 1,400.467 0.000 0.000 16,705.753 854.963 417.644 5.477 After 2,448.005 265.150 248.259 0.000 0.000 2,961.414 151.558 74.035 15.467 Total 16,257.544 1,760.897 1,648.726 0.000 0.000 19,667.167 1,006.521 491.679 6.981 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 12.230 1 0.6 0.000 0.000 231.957 6,265.954 -4,385.763 -4,385.763 -3,483.827 12-2022 41.534 1 0.6 0.000 0.000 361.497 .000 2,907.738 -1,478.025 -1,386.151 12-2023 41.534 1 0.6 0.000 0.000 197.077 .000 1,566.321 88.296 -362.371 12-2024 41.534 1 0.6 0.000 0.000 140.628 .000 1,105.783 1,194.079 293.928 12-2025 41.534 1 0.6 0.000 0.000 110.360 .000 858.838 2,052.917 757.036 12-2026 41.534 1 0.6 0.000 0.000 91.700 .000 706.600 2,759.517 1,103.324 12-2027 41.534 1 0.6 0.000 0.000 78.826 .000 601.569 3,361.086 1,371.296 12-2028 41.534 1 0.6 0.000 0.000 69.541 .000 525.819 3,886.904 1,584.184 12-2029 41.534 1 0.6 0.000 0.000 62.069 .000 464.854 4,351.758 1,755.248 12-2030 41.534 1 0.6 0.000 0.000 56.290 .000 417.704 4,769.462 1,894.983 12-2031 41.534 1 0.6 0.000 0.000 51.565 .000 379.157 5,148.620 2,010.292 12-2032 41.534 1 0.6 0.000 0.000 47.561 .000 346.490 5,495.110 2,106.081 12-2033 41.534 1 0.6 0.000 0.000 43.634 .000 314.452 5,809.562 2,185.105 12-2034 41.534 1 0.6 0.000 0.000 40.145 .000 285.992 6,095.554 2,250.448 12-2035 41.534 1 0.6 0.000 0.000 36.936 .000 259.807 6,355.361 2,304.415 12-2036 41.534 1 0.6 0.000 0.000 34.072 .000 236.444 6,591.804 2,349.062 12-2037 41.534 1 0.6 0.000 0.000 31.259 .000 213.492 6,805.296 2,385.708 S Tot 676.779 0.000 0.000 1,685.118 6,265.954 6,805.296 6,805.296 2,385.708 After 883.692 0.000 0.000 298.719 .000 1,553.409 8,358.705 2,542.720 Total 1,560.470 0.000 0.000 1,983.837 6,265.954 8,358.705 8,358.705 2,542.720 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 4,479.362 Oil Rate 29,352. 134. bbls/mo 96.3% 1.20 0.0% 3,091. 5,799. $/w/mo Expense 59.6758 59.6758 8.00 3,178.348 Gas Rate 133,258. 610. Mcf/mo 0.0% 0.00 0.0% 10.00 2,542.720 GOR 4,540. 4,540. scf/bbl Revenue 12.00 2,035.856 NGL Rate 5,362. 51. bbls/mo Oil 44.7568 44.7568 NGL Yield 40.2 83.9 bbl/MMcf Gas 44.7568 44.7568 15.00 1,450.365 Gas Shrinkage 63.1 25.8% ______________________________ ______________________ 20.00 784.178 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 10.8 % Start Date: 09/2021 4 Months in year ‘21 37.612 Year Life (04/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 607 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 18

Figure 19

LILIS ENERGY, INC. -- OSO PUD 3 (1.5 WC B)

PHANTOM (WOLFCAMP B) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	14,631.	96.3	1.20	8.0	125.		
Gas - mcf/mo	66,424.	0.0	0.00	8.0	565.	4,540.	4,540.

	12/2018 Cumulatives	41.07 Year Life (01/2060) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	631.2	631.2	69.870 NI	441.049	25,445.360	1,575.348	5,185.288	14,209.208	4,815.418
Gas - mmcf	0.0	2,865.8	2,865.8	86.119 WI	1,481.749	2,756.053	769.548	9,042.512		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir: WOLFCAMP B

OSO PUD 3 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 27 21 API:

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 609

Cawley, Gillespie & Associates, Inc.

Table 19 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- OSO PUD 3 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 113.1 513.6 42.1 79.046 265.563 29.393 57.693 1.860 15.734 12-2022 93.6 424.9 34.8 65.399 219.714 24.318 57.693 1.860 15.734 12-2023 56.6 256.9 21.0 39.544 132.852 14.704 57.693 1.860 15.734 12-2024 41.7 189.5 15.5 29.158 97.958 10.842 57.693 1.860 15.734 12-2025 33.3 151.1 12.4 23.261 78.149 8.650 57.693 1.860 15.734 12-2026 27.9 126.8 10.4 19.521 65.584 7.259 57.693 1.860 15.734 12-2027 24.2 109.8 9.0 16.893 56.753 6.282 57.693 1.860 15.734 12-2028 21.4 97.3 8.0 14.975 50.309 5.568 57.693 1.860 15.734 12-2029 19.2 87.2 7.1 13.414 45.066 4.988 57.693 1.860 15.734 12-2030 17.5 79.3 6.5 12.199 40.985 4.536 57.693 1.860 15.734 12-2031 16.0 72.7 6.0 11.195 37.612 4.163 57.693 1.860 15.734 12-2032 14.8 67.1 5.5 10.327 34.696 3.840 57.693 1.860 15.734 12-2033 13.6 61.6 5.0 9.475 31.831 3.523 57.693 1.860 15.734 12-2034 12.5 56.6 4.6 8.717 29.286 3.241 57.693 1.860 15.734 12-2035 11.5 52.1 4.3 8.020 26.945 2.982 57.693 1.860 15.734 12-2036 10.6 48.1 3.9 7.398 24.856 2.751 57.693 1.860 15.734 12-2037 9.7 44.1 3.6 6.788 22.804 2.524 57.693 1.860 15.734 S Tot 537.2 2,438.8 199.7 375.331 1,260.961 139.566 57.693 1.860 15.734 After 94.1 427.0 35.0 65.718 220.787 24.437 57.693 1.860 15.734 Total 631.2 2,865.8 234.7 441.049 1,481.749 164.003 57.693 1.860 15.734 Cum .0 .0 .0 Ult 631.2 2,865.8 234.7 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 4,560.383 493.947 462.482 0.000 0.000 5,516.812 282.338 137.920 3.841 12-2022 3,773.045 408.668 382.636 0.000 0.000 4,564.349 233.593 114.109 4.121 12-2023 2,281.400 247.104 231.364 0.000 0.000 2,759.868 141.244 68.997 4.454 12-2024 1,682.182 182.201 170.595 0.000 0.000 2,034.978 104.146 50.874 4.753 12-2025 1,342.019 145.358 136.098 0.000 0.000 1,623.475 83.086 40.587 5.042 12-2026 1,126.235 121.985 114.215 0.000 0.000 1,362.435 69.726 34.061 5.316 12-2027 974.598 105.561 98.837 0.000 0.000 1,178.996 60.338 29.475 5.582 12-2028 863.933 93.575 87.614 0.000 0.000 1,045.122 53.487 26.128 5.834 12-2029 773.889 83.822 78.482 0.000 0.000 936.193 47.912 23.405 6.092 12-2030 703.811 76.232 71.376 0.000 0.000 851.418 43.574 21.285 6.339 12-2031 645.897 69.959 65.502 0.000 0.000 781.358 39.988 19.534 6.584 12-2032 595.814 64.534 60.423 0.000 0.000 720.772 36.887 18.019 6.834 12-2033 546.619 59.206 55.434 0.000 0.000 661.259 33.842 16.531 7.124 12-2034 502.918 54.472 51.002 0.000 0.000 608.393 31.136 15.210 7.429 12-2035 462.711 50.117 46.925 0.000 0.000 559.754 28.647 13.994 7.760 12-2036 426.837 46.232 43.287 0.000 0.000 516.356 26.426 12.909 8.109 12-2037 391.594 42.415 39.713 0.000 0.000 473.721 24.244 11.843 8.514 S Tot 21,653.885 2,345.388 2,195.985 0.000 0.000 26,195.259 1,340.614 654.881 5.079 After 3,791.475 410.664 384.505 0.000 0.000 4,586.644 234.734 114.666 14.789 Total 25,445.360 2,756.053 2,580.490 0.000 0.000 30,781.902 1,575.348 769.548 6.526 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 32.633 1 0.9 0.000 0.000 514.423 9,042.512 -4,493.015 -4,493.015 -3,747.739 12-2022 59.939 1 0.9 0.000 0.000 425.609 .000 3,731.099 -761.916 -1,059.942 12-2023 59.939 1 0.9 0.000 0.000 257.348 .000 2,232.341 1,470.425 398.614 12-2024 59.939 1 0.9 0.000 0.000 189.754 .000 1,630.265 3,100.690 1,366.031 12-2025 59.939 1 0.9 0.000 0.000 151.383 .000 1,288.480 4,389.171 2,060.741 12-2026 59.939 1 0.9 0.000 0.000 127.042 .000 1,071.667 5,460.837 2,585.904 12-2027 59.939 1 0.9 0.000 0.000 109.937 .000 919.306 6,380.144 2,995.393 12-2028 59.939 1 0.9 0.000 0.000 97.454 .000 808.114 7,188.257 3,322.562 12-2029 59.939 1 0.9 0.000 0.000 87.297 .000 717.640 7,905.898 3,586.642 12-2030 59.939 1 0.9 0.000 0.000 79.392 .000 647.228 8,553.126 3,803.155 12-2031 59.939 1 0.9 0.000 0.000 72.859 .000 589.039 9,142.164 3,982.291 12-2032 59.939 1 0.9 0.000 0.000 67.209 .000 538.717 9,680.881 4,131.222 12-2033 59.939 1 0.9 0.000 0.000 61.660 .000 489.287 10,170.168 4,254.182 12-2034 59.939 1 0.9 0.000 0.000 56.730 .000 445.378 10,615.546 4,355.940 12-2035 59.939 1 0.9 0.000 0.000 52.195 .000 404.979 11,020.525 4,440.062 12-2036 59.939 1 0.9 0.000 0.000 48.148 .000 368.934 11,389.459 4,509.727 12-2037 59.939 1 0.9 0.000 0.000 44.173 .000 333.523 11,722.981 4,566.976 S Tot 991.656 0.000 0.000 2,442.614 9,042.512 11,722.981 11,722.981 4,566.976 After 1,323.329 0.000 0.000 427.688 .000 2,486.226 14,209.208 4,815.418 Total 2,314.986 0.000 0.000 2,870.302 9,042.512 14,209.208 14,209.208 4,815.418 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 7,971.602 Oil Rate 29,352. 123. bbls/mo 96.3% 1.20 0.0% 3,092. 5,798. $/w/mo Expense 86.1192 86.1192 8.00 5,857.757 Gas Rate 133,258. 559. Mcf/mo 0.0% 0.00 0.0% 10.00 4,815.418 GOR 4,540. 4,540. scf/bbl Revenue 12.00 3,977.188 NGL Rate 5,362. 47. bbls/mo Oil 69.8704 69.8704 NGL Yield 40.2 84.3 bbl/MMcf Gas 69.8704 69.8704 15.00 2,997.627 Gas Shrinkage 63.1 25.6% ______________________________ ______________________ 20.00 1,859.699 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 15.5 % Start Date: 06/2021 7 Months in year ‘21 38.662 Year Life (01/2060) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 609 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 19

Figure 20

LILIS ENERGY, INC. -- OX 1H 1.5
PHANTOM (WOLFCAMP) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	10,792.	96.3	1.20	8.0	135.		
Gas - mcf/mo	48,994.	0.0	0.00	8.0	615.	4,540.	4,540.

	12/2018 Cumulatives	37.95 Year Life (12/2056) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	629.6	629.6	57.265 NI	360.552	20,801.261	1,287.827	4,534.844	13,903.258	7,276.482
Gas - mmcf	0.0	2,858.4	2,858.4	76.354 WI	1,211.311	2,253.038	629.095	4,808.793		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP

OX 1H 1.5

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 502

Table 20 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- OX 1H 1.5 PHANTOM (WOLFCAMP) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 122.4 555.7 45.5 70.088 235.467 26.062 57.693 1.860 15.734 12-2020 89.3 405.6 33.2 51.155 171.861 19.022 57.693 1.860 15.734 12-2021 55.1 250.1 20.5 31.542 105.970 11.729 57.693 1.860 15.734 12-2022 40.9 185.5 15.2 23.397 78.606 8.700 57.693 1.860 15.734 12-2023 32.8 149.1 12.2 18.804 63.174 6.992 57.693 1.860 15.734 12-2024 27.7 125.8 10.3 15.862 53.290 5.898 57.693 1.860 15.734 12-2025 23.9 108.7 8.9 13.711 46.063 5.098 57.693 1.860 15.734 12-2026 21.2 96.2 7.9 12.139 40.782 4.514 57.693 1.860 15.734 12-2027 19.1 86.5 7.1 10.916 36.673 4.059 57.693 1.860 15.734 12-2028 17.4 79.0 6.5 9.961 33.465 3.704 57.693 1.860 15.734 12-2029 15.9 72.3 5.9 9.119 30.637 3.391 57.693 1.860 15.734 12-2030 14.7 66.5 5.4 8.390 28.188 3.120 57.693 1.860 15.734 12-2031 13.5 61.2 5.0 7.719 25.934 2.870 57.693 1.860 15.734 12-2032 12.4 56.5 4.6 7.121 23.924 2.648 57.693 1.860 15.734 12-2033 11.4 51.8 4.2 6.533 21.948 2.429 57.693 1.860 15.734 12-2034 10.5 47.7 3.9 6.011 20.194 2.235 57.693 1.860 15.734 12-2035 9.7 43.8 3.6 5.530 18.579 2.056 57.693 1.860 15.734 12-2036 8.9 40.4 3.3 5.101 17.139 1.897 57.693 1.860 15.734 12-2037 8.2 37.1 3.0 4.680 15.724 1.740 57.693 1.860 15.734 S Tot 554.9 2,519.4 206.3 317.781 1,067.616 118.166 57.693 1.860 15.734 After 74.7 339.1 27.8 42.771 143.695 15.904 57.693 1.860 15.734 Total 629.6 2,858.4 234.1 360.552 1,211.311 134.070 57.693 1.860 15.734 Cum .0 .0 .0 Ult 629.6 2,858.4 234.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 4,043.555 437.968 410.069 0.000 0.000 4,891.592 250.341 122.290 4.167 12-2020 2,951.284 319.661 299.298 0.000 0.000 3,570.243 182.717 89.256 4.484 12-2021 1,819.772 197.104 184.549 0.000 0.000 2,201.425 112.664 55.036 4.843 12-2022 1,349.866 146.207 136.894 0.000 0.000 1,632.967 83.572 40.824 5.168 12-2023 1,084.849 117.503 110.018 0.000 0.000 1,312.370 67.164 32.809 5.476 12-2024 915.115 99.118 92.805 0.000 0.000 1,107.038 56.656 27.676 5.767 12-2025 791.020 85.677 80.220 0.000 0.000 956.917 48.973 23.923 6.059 12-2026 700.326 75.854 71.022 0.000 0.000 847.202 43.358 21.180 6.338 12-2027 629.770 68.212 63.867 0.000 0.000 761.849 38.990 19.046 6.610 12-2028 574.684 62.246 58.280 0.000 0.000 695.210 35.579 17.380 6.869 12-2029 526.119 56.985 53.355 0.000 0.000 636.459 32.573 15.911 7.142 12-2030 484.056 52.429 49.090 0.000 0.000 585.574 29.968 14.639 7.423 12-2031 445.357 48.238 45.165 0.000 0.000 538.759 27.572 13.469 7.729 12-2032 410.828 44.498 41.663 0.000 0.000 496.989 25.435 12.425 8.050 12-2033 376.907 40.824 38.223 0.000 0.000 455.954 23.335 11.399 8.423 12-2034 346.774 37.560 35.167 0.000 0.000 419.501 21.469 10.488 8.815 12-2035 319.050 34.557 32.356 0.000 0.000 385.963 19.753 9.649 9.241 12-2036 294.314 31.878 29.847 0.000 0.000 356.039 18.221 8.901 9.690 12-2037 270.013 29.246 27.383 0.000 0.000 326.642 16.717 8.166 10.210 S Tot 18,333.659 1,985.766 1,859.271 0.000 0.000 22,178.696 1,135.055 554.467 5.635 After 2,467.603 267.272 250.247 0.000 0.000 2,985.122 152.772 74.628 16.979 Total 20,801.261 2,253.038 2,109.518 0.000 0.000 25,163.818 1,287.827 629.095 6.981 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 32.714 1 0.8 0.000 0.000 493.417 4,808.793 -815.963 -815.963 -880.168 12-2020 53.142 1 0.8 0.000 0.000 360.132 .000 2,884.995 2,069.033 1,633.865 12-2021 53.142 1 0.8 0.000 0.000 222.059 .000 1,758.524 3,827.556 3,023.825 12-2022 53.142 1 0.8 0.000 0.000 164.718 .000 1,290.711 5,118.267 3,950.550 12-2023 53.142 1 0.8 0.000 0.000 132.379 .000 1,026.875 6,145.142 4,620.554 12-2024 53.142 1 0.8 0.000 0.000 111.668 .000 857.897 7,003.039 5,129.241 12-2025 53.142 1 0.8 0.000 0.000 96.525 .000 734.354 7,737.393 5,524.985 12-2026 53.142 1 0.8 0.000 0.000 85.458 .000 644.064 8,381.457 5,840.493 12-2027 53.142 1 0.8 0.000 0.000 76.848 .000 573.822 8,955.279 6,096.026 12-2028 53.142 1 0.8 0.000 0.000 70.126 .000 518.982 9,474.261 6,306.097 12-2029 53.142 1 0.8 0.000 0.000 64.200 .000 470.633 9,944.894 6,479.259 12-2030 53.142 1 0.8 0.000 0.000 59.067 .000 428.757 10,373.651 6,622.682 12-2031 53.142 1 0.8 0.000 0.000 54.345 .000 390.230 10,763.881 6,741.359 12-2032 53.142 1 0.8 0.000 0.000 50.132 .000 355.855 11,119.737 6,839.739 12-2033 53.142 1 0.8 0.000 0.000 45.992 .000 322.085 11,441.822 6,920.683 12-2034 53.142 1 0.8 0.000 0.000 42.315 .000 292.087 11,733.909 6,987.419 12-2035 53.142 1 0.8 0.000 0.000 38.932 .000 264.487 11,998.396 7,042.359 12-2036 53.142 1 0.8 0.000 0.000 35.914 .000 239.861 12,238.257 7,087.653 12-2037 53.142 1 0.8 0.000 0.000 32.949 .000 215.668 12,453.925 7,124.673 S Tot 989.279 0.000 0.000 2,237.176 4,808.793 12,453.925 12,453.925 7,124.673 After 1,007.279 0.000 0.000 301.111 .000 1,449.333 13,903.258 7,276.482 Total 1,996.557 0.000 0.000 2,538.287 4,808.793 13,903.258 13,903.258 7,276.482 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 9,632.391 Oil Rate 29,352. 134. bbls/mo 96.3% 1.20 0.0% 2,244. 5,799. $/w/mo Expense 76.3541 76.3541 8.00 8,078.269 Gas Rate 133,258. 610. Mcf/mo 0.0% 0.00 0.0% 10.00 7,276.482 GOR 4,540. 4,540. scf/bbl Revenue 12.00 6,607.316 NGL Rate 4,087. 49. bbls/mo Oil 57.2656 57.2656 NGL Yield 30.7 81.3 bbl/MMcf Gas 57.2656 57.2656 15.00 5,786.956 Gas Shrinkage 72.8 26.0% ______________________________ ______________________ 20.00 4,753.763 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.3 % Start Date: 05/2019 8 Months in year ‘19 37.622 Year Life (12/2056) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 502 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 20

Figure 21

LILIS ENERGY, INC. -- OX PUD 1 (1.5 3RD BS)

PHANTOM (3RD BONE SPRINGS) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	34.99 Year Life (12/2053) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	7,065.	96.3	1.20	8.0	107.			Oil - mbbls	0.0	290.7	290.7	57.265 NI	166.461	9,603.599	806.065	2,839.016	4,316.217	669.857
Gas - mcf/mo	76,869.	0.0	0.00	8.0	1,169.	10,800.	10,800.	Gas - mmcf	0.0	3,162.6	3,162.6	76.354 WI	1,340.211	2,492.792	360.760	6,108.331		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : 3RD BONE SPRINGS

OX PUD 1 (1.5 3RD BS)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 610

Table 21 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- OX PUD 1 (1.5 3RD BS) PHANTOM (3RD BONE SPRINGS) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 41.7 453.3 37.1 23.860 192.103 21.262 57.693 1.860 15.734 12-2023 50.2 546.0 44.7 28.738 231.378 25.609 57.693 1.860 15.734 12-2024 28.5 310.5 25.4 16.343 131.579 14.563 57.693 1.860 15.734 12-2025 20.5 223.0 18.3 11.737 94.496 10.459 57.693 1.860 15.734 12-2026 16.2 176.6 14.5 9.294 74.824 8.282 57.693 1.860 15.734 12-2027 13.5 147.2 12.1 7.749 62.389 6.905 57.693 1.860 15.734 12-2028 11.7 127.2 10.4 6.694 53.892 5.965 57.693 1.860 15.734 12-2029 10.3 111.8 9.2 5.883 47.363 5.242 57.693 1.860 15.734 12-2030 9.2 100.2 8.2 5.272 42.450 4.698 57.693 1.860 15.734 12-2031 8.4 90.9 7.4 4.786 38.535 4.265 57.693 1.860 15.734 12-2032 7.7 83.6 6.8 4.399 35.416 3.920 57.693 1.860 15.734 12-2033 7.0 76.7 6.3 4.035 32.490 3.596 57.693 1.860 15.734 12-2034 6.5 70.5 5.8 3.713 29.892 3.309 57.693 1.860 15.734 12-2035 6.0 64.9 5.3 3.416 27.502 3.044 57.693 1.860 15.734 12-2036 5.5 59.9 4.9 3.151 25.370 2.808 57.693 1.860 15.734 12-2037 5.0 54.9 4.5 2.891 23.275 2.576 57.693 1.860 15.734 S Tot 247.9 2,697.1 220.9 141.961 1,142.954 126.505 57.693 1.860 15.734 After 42.8 465.5 38.1 24.500 197.257 21.833 57.693 1.860 15.734 Total 290.7 3,162.6 259.0 166.461 1,340.211 148.337 57.693 1.860 15.734 Cum .0 .0 .0 Ult 290.7 3,162.6 259.0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 1,376.562 357.312 334.551 0.000 0.000 2,068.425 115.540 51.711 2.699 12-2023 1,657.994 430.363 402.948 0.000 0.000 2,491.305 139.162 62.283 3.043 12-2024 942.861 244.737 229.147 0.000 0.000 1,416.745 79.138 35.419 3.523 12-2025 677.132 175.762 164.566 0.000 0.000 1,017.461 56.834 25.437 3.960 12-2026 536.170 139.173 130.307 0.000 0.000 805.650 45.003 20.141 4.368 12-2027 447.061 116.043 108.651 0.000 0.000 671.755 37.523 16.794 4.758 12-2028 386.175 100.239 93.854 0.000 0.000 580.268 32.413 14.507 5.128 12-2029 339.394 88.096 82.484 0.000 0.000 509.975 28.487 12.749 5.503 12-2030 304.184 78.956 73.927 0.000 0.000 457.067 25.531 11.427 5.861 12-2031 276.128 71.674 67.108 0.000 0.000 414.911 23.176 10.373 6.211 12-2032 253.782 65.874 61.678 0.000 0.000 381.333 21.301 9.533 6.546 12-2033 232.812 60.431 56.581 0.000 0.000 349.823 19.541 8.746 6.918 12-2034 214.199 55.599 52.058 0.000 0.000 321.856 17.979 8.046 7.310 12-2035 197.074 51.154 47.896 0.000 0.000 296.124 16.541 7.403 7.736 12-2036 181.795 47.188 44.182 0.000 0.000 273.166 15.259 6.829 8.184 12-2037 166.785 43.292 40.534 0.000 0.000 250.611 13.999 6.265 8.703 S Tot 8,190.108 2,125.894 1,990.473 0.000 0.000 12,306.475 687.426 307.662 4.381 After 1,413.491 366.898 343.526 0.000 0.000 2,123.915 118.640 53.098 14.285 Total 9,603.599 2,492.792 2,333.999 0.000 0.000 14,430.390 806.065 360.760 5.839 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2022 20.143 1 0.8 0.000 0.000 167.976 6,108.331 -4,395.275 -4,395.275 -3,200.381 12-2023 53.142 1 0.8 0.000 0.000 202.318 .000 2,034.401 -2,360.875 -1,866.745 12-2024 53.142 1 0.8 0.000 0.000 115.053 .000 1,133.993 -1,226.882 -1,193.015 12-2025 53.142 1 0.8 0.000 0.000 82.628 .000 799.420 -427.462 -761.715 12-2026 53.142 1 0.8 0.000 0.000 65.426 .000 621.937 194.475 -456.813 12-2027 53.142 1 0.8 0.000 0.000 54.553 .000 509.742 704.218 -229.690 12-2028 53.142 1 0.8 0.000 0.000 47.123 .000 433.082 1,137.300 -54.313 12-2029 53.142 1 0.8 0.000 0.000 41.415 .000 374.181 1,511.482 83.404 12-2030 53.142 1 0.8 0.000 0.000 37.118 .000 329.848 1,841.330 193.763 12-2031 53.142 1 0.8 0.000 0.000 33.695 .000 294.524 2,135.854 283.342 12-2032 53.142 1 0.8 0.000 0.000 30.968 .000 266.389 2,402.243 356.991 12-2033 53.142 1 0.8 0.000 0.000 28.409 .000 239.986 2,642.229 417.303 12-2034 53.142 1 0.8 0.000 0.000 26.138 .000 216.551 2,858.780 466.782 12-2035 53.142 1 0.8 0.000 0.000 24.048 .000 194.989 3,053.769 507.287 12-2036 53.142 1 0.8 0.000 0.000 22.184 .000 175.752 3,229.521 540.477 12-2037 53.142 1 0.8 0.000 0.000 20.352 .000 156.852 3,386.373 567.402 S Tot 817.280 0.000 0.000 999.403 6,108.331 3,386.373 3,386.373 567.402 After 849.851 0.000 0.000 172.482 .000 929.844 4,316.217 669.857 Total 1,667.131 0.000 0.000 1,171.885 6,108.331 4,316.217 4,316.217 669.857 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 1,848.142 Oil Rate 13,839. 106. bbls/mo 96.3% 1.20 0.0% 3,179. 5,799. $/w/mo Expense 76.3541 76.3541 8.00 1,046.989 Gas Rate 150,574. 1,157. Mcf/mo 0.0% 0.00 0.0% 10.00 669.857 GOR 10,800. 10,800. scf/bbl Revenue 12.00 380.049 NGL Rate 6,412. 94. bbls/mo Oil 57.2656 57.2656 NGL Yield 42.6 81.5 bbl/MMcf Gas 57.2656 57.2656 15.00 63.004 Gas Shrinkage 62.2 25.3% ______________________________ ______________________ 20.00 -261.331 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.1 % Start Date: 08/2022 5 Months in year ‘22 31.409 Year Life (12/2053) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 610 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 21

Figure 22

LILIS ENERGY, INC. -- OX PUD 2 (1.5 WC A)

PHANTOM (WOLFCAMP A) FIELD

WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	39.59 Year Life (08/2058) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,674.	96.3	1.20	8.0	144.			Oil - mbbls	0.0	614.9	614.9	57.265 NI	352.117	20,314.619	1,153.262	4,421.265	9,014.862	2,367.225
Gas - mcf/mo	44,902.	0.0	0.00	8.0	441.	3,060.	3,060.	Gas - mmcf	0.0	1,881.5	1,881.5	76.354 WI	797.334	1,483.041	579.656	8,017.185		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir: WOLFCAMP A

OX PUD 2 (1.5 WC A)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 611

Table 22 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- OX PUD 2 (1.5 WC A) PHANTOM (WOLFCAMP A) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 156.3 478.4 39.2 89.533 202.739 22.440 57.693 1.860 15.734 12-2023 71.5 218.9 17.9 40.969 92.771 10.268 57.693 1.860 15.734 12-2024 48.2 147.6 12.1 27.621 62.546 6.923 57.693 1.860 15.734 12-2025 36.9 112.8 9.2 21.118 47.820 5.293 57.693 1.860 15.734 12-2026 30.2 92.4 7.6 17.285 39.140 4.332 57.693 1.860 15.734 12-2027 25.7 78.6 6.4 14.713 33.315 3.687 57.693 1.860 15.734 12-2028 22.5 68.9 5.6 12.890 29.187 3.230 57.693 1.860 15.734 12-2029 20.0 61.2 5.0 11.445 25.916 2.868 57.693 1.860 15.734 12-2030 18.1 55.2 4.5 10.338 23.409 2.591 57.693 1.860 15.734 12-2031 16.5 50.5 4.1 9.442 21.381 2.366 57.693 1.860 15.734 12-2032 15.2 46.5 3.8 8.704 19.709 2.181 57.693 1.860 15.734 12-2033 13.9 42.7 3.5 7.985 18.082 2.001 57.693 1.860 15.734 12-2034 12.8 39.3 3.2 7.347 16.636 1.841 57.693 1.860 15.734 12-2035 11.8 36.1 3.0 6.759 15.306 1.694 57.693 1.860 15.734 12-2036 10.9 33.3 2.7 6.235 14.119 1.563 57.693 1.860 15.734 12-2037 10.0 30.6 2.5 5.721 12.954 1.434 57.693 1.860 15.734 S Tot 520.6 1,592.9 130.5 298.106 675.031 74.714 57.693 1.860 15.734 After 94.3 288.6 23.6 54.011 122.303 13.537 57.693 1.860 15.734 Total 614.9 1,881.5 154.1 352.117 797.334 88.251 57.693 1.860 15.734 Cum .0 .0 .0 Ult 614.9 1,881.5 154.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 5,165.423 377.095 353.073 0.000 0.000 5,895.591 293.241 147.390 4.941 12-2023 2,363.635 172.554 161.562 0.000 0.000 2,697.751 134.184 67.444 5.413 12-2024 1,593.556 116.335 108.925 0.000 0.000 1,818.817 90.466 45.470 5.820 12-2025 1,218.378 88.946 83.280 0.000 0.000 1,390.604 69.167 34.765 6.204 12-2026 997.226 72.801 68.164 0.000 0.000 1,138.190 56.613 28.455 6.567 12-2027 848.814 61.967 58.019 0.000 0.000 968.800 48.187 24.220 6.916 12-2028 743.635 54.288 50.830 0.000 0.000 848.753 42.216 21.219 7.247 12-2029 660.296 48.204 45.133 0.000 0.000 753.634 37.485 18.841 7.585 12-2030 596.425 43.541 40.768 0.000 0.000 680.734 33.859 17.018 7.908 12-2031 544.738 39.768 37.235 0.000 0.000 621.740 30.925 15.544 8.225 12-2032 502.149 36.659 34.324 0.000 0.000 573.131 28.507 14.328 8.534 12-2033 460.688 33.632 31.490 0.000 0.000 525.809 26.153 13.145 8.891 12-2034 423.857 30.943 28.972 0.000 0.000 483.772 24.062 12.094 9.267 12-2035 389.971 28.469 26.656 0.000 0.000 445.096 22.139 11.127 9.675 12-2036 359.736 26.262 24.589 0.000 0.000 410.587 20.422 10.265 10.104 12-2037 330.034 24.094 22.559 0.000 0.000 376.686 18.736 9.417 10.602 S Tot 17,198.561 1,255.557 1,175.577 0.000 0.000 19,629.696 976.364 490.742 6.418 After 3,116.058 227.484 212.993 0.000 0.000 3,556.535 176.899 88.913 17.721 Total 20,314.619 1,483.041 1,388.570 0.000 0.000 23,186.231 1,153.262 579.656 8.152 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 8,017.185 -8,017.185 -8,017.185 -6,095.770 12-2022 51.142 1 0.8 0.000 0.000 630.314 .000 4,773.503 -3,243.682 -2,648.762 12-2023 53.142 1 0.8 0.000 0.000 288.424 .000 2,154.557 -1,089.125 -1,239.552 12-2024 53.142 1 0.8 0.000 0.000 194.455 .000 1,435.283 346.158 -387.450 12-2025 53.142 1 0.8 0.000 0.000 148.673 .000 1,084.856 1,431.014 197.624 12-2026 53.142 1 0.8 0.000 0.000 121.687 .000 878.293 2,309.307 628.098 12-2027 53.142 1 0.8 0.000 0.000 103.577 .000 739.673 3,048.981 957.613 12-2028 53.142 1 0.8 0.000 0.000 90.742 .000 641.433 3,690.413 1,217.324 12-2029 53.142 1 0.8 0.000 0.000 80.573 .000 563.592 4,254.006 1,424.732 12-2030 53.142 1 0.8 0.000 0.000 72.779 .000 503.935 4,757.941 1,593.320 12-2031 53.142 1 0.8 0.000 0.000 66.472 .000 455.658 5,213.598 1,731.897 12-2032 53.142 1 0.8 0.000 0.000 61.275 .000 415.879 5,629.477 1,846.869 12-2033 53.142 1 0.8 0.000 0.000 56.216 .000 377.153 6,006.629 1,941.650 12-2034 53.142 1 0.8 0.000 0.000 51.721 .000 342.752 6,349.381 2,019.961 12-2035 53.142 1 0.8 0.000 0.000 47.586 .000 311.101 6,660.482 2,084.584 12-2036 53.142 1 0.8 0.000 0.000 43.897 .000 282.861 6,943.343 2,137.997 12-2037 53.142 1 0.8 0.000 0.000 40.273 .000 255.118 7,198.461 2,181.788 S Tot 848.280 0.000 0.000 2,098.665 8,017.185 7,198.461 7,198.461 2,181.788 After 1,094.082 0.000 0.000 380.239 .000 1,816.402 9,014.862 2,367.225 Total 1,942.361 0.000 0.000 2,478.904 8,017.185 9,014.862 9,014.862 2,367.225 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 4,550.660 Oil Rate 28,743. 143. bbls/mo 96.3% 1.20 0.0% 3,179. 5,799. $/w/mo Expense 76.3541 76.3541 8.00 3,077.526 Gas Rate 87,955. 438. Mcf/mo 0.0% 0.00 0.0% 10.00 2,367.225 GOR 3,060. 3,060. scf/bbl Revenue 12.00 1,807.469 NGL Rate 3,745. 36. bbls/mo Oil 57.2656 57.2656 NGL Yield 42.6 83.8 bbl/MMcf Gas 57.2656 57.2656 15.00 1,171.253 Gas Shrinkage 62.2 26.0% ______________________________ ______________________ 20.00 468.115 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.8 % Start Date: 01/2022 12 Months in year ‘22 36.595 Year Life (08/2058) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 611 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 22

Figure 23

LILIS ENERGY, INC. -- TBD 17-20 PUD 1 (2.0 WC A)

TBD (WOLFCAMP A) FIELD

LEA COUNTY, NEW MEXICO

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	16,304.	96.3	1.20	8.0	143.	Initial	Final
Gas - mcf/mo	51,195.	0.0	0.00	8.0	450.	3,140.	3,140.

	12/2018 Cumulatives	40.87 Year Life (11/2059) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	685.7	685.7	79.375 NI	544.254	31,399.524	2,587.860	6,259.789	11,926.750	2,328.555
Gas - mmcf	0.0	2,153.0	2,153.0	100.000 WI	1,264.628	2,352.208	1,797.705	13,382.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP A

TBD 17-20 PUD 1 (2.0 WC A)
S:19, T:26S, R:36E 3
NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 614

Table 23 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 17-20 PUD 1 (2.0 WC A) TBD (WOLFCAMP A) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 16.6 52.1 4.3 13.181 30.627 3.390 57.693 1.860 15.734 12-2022 165.7 520.2 42.6 131.498 305.548 33.819 57.693 1.860 15.734 12-2023 76.2 239.2 19.6 60.475 140.521 15.553 57.693 1.860 15.734 12-2024 52.2 163.9 13.4 41.440 96.290 10.658 57.693 1.860 15.734 12-2025 40.2 126.2 10.3 31.911 74.149 8.207 57.693 1.860 15.734 12-2026 33.0 103.7 8.5 26.225 60.937 6.745 57.693 1.860 15.734 12-2027 28.2 88.5 7.3 22.381 52.004 5.756 57.693 1.860 15.734 12-2028 24.7 77.7 6.4 19.644 45.644 5.052 57.693 1.860 15.734 12-2029 22.0 69.1 5.7 17.466 40.584 4.492 57.693 1.860 15.734 12-2030 19.9 62.5 5.1 15.793 36.697 4.062 57.693 1.860 15.734 12-2031 18.2 57.1 4.7 14.436 33.544 3.713 57.693 1.860 15.734 12-2032 16.8 52.7 4.3 13.310 30.928 3.423 57.693 1.860 15.734 12-2033 15.4 48.3 4.0 12.211 28.374 3.140 57.693 1.860 15.734 12-2034 14.2 44.4 3.6 11.235 26.106 2.889 57.693 1.860 15.734 12-2035 13.0 40.9 3.3 10.337 24.018 2.658 57.693 1.860 15.734 12-2036 12.0 37.7 3.1 9.535 22.156 2.452 57.693 1.860 15.734 12-2037 11.0 34.6 2.8 8.748 20.327 2.250 57.693 1.860 15.734 S Tot 579.3 1,819.0 149.0 459.826 1,068.452 118.259 57.693 1.860 15.734 After 106.4 334.0 27.4 84.428 196.176 21.713 57.693 1.860 15.734 Total 685.7 2,153.0 176.3 544.254 1,264.628 139.972 57.693 1.860 15.734 Cum .0 .0 .0 Ult 685.7 2,153.0 176.3 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 760.431 56.966 53.337 0.000 0.000 870.734 62.673 43.537 4.435 12-2022 7,586.465 568.319 532.117 0.000 0.000 8,686.901 625.255 434.345 4.620 12-2023 3,488.997 261.369 244.719 0.000 0.000 3,995.084 287.553 199.754 5.020 12-2024 2,390.778 179.098 167.690 0.000 0.000 2,737.566 197.041 136.878 5.360 12-2025 1,841.044 137.917 129.131 0.000 0.000 2,108.091 151.734 105.405 5.682 12-2026 1,513.000 113.342 106.122 0.000 0.000 1,732.464 124.697 86.623 5.987 12-2027 1,291.215 96.728 90.566 0.000 0.000 1,478.509 106.418 73.925 6.280 12-2028 1,133.301 84.898 79.490 0.000 0.000 1,297.690 93.403 64.884 6.559 12-2029 1,007.665 75.486 70.678 0.000 0.000 1,153.830 83.049 57.691 6.843 12-2030 911.147 68.256 63.908 0.000 0.000 1,043.311 75.094 52.166 7.114 12-2031 832.858 62.391 58.417 0.000 0.000 953.667 68.642 47.683 7.381 12-2032 767.903 57.525 53.861 0.000 0.000 879.290 63.288 43.964 7.643 12-2033 704.500 52.776 49.414 0.000 0.000 806.689 58.063 40.334 7.946 12-2034 648.177 48.556 45.463 0.000 0.000 742.196 53.421 37.110 8.265 12-2035 596.357 44.674 41.829 0.000 0.000 682.860 49.150 34.143 8.611 12-2036 550.121 41.211 38.586 0.000 0.000 629.917 45.339 31.496 8.975 12-2037 504.699 37.808 35.400 0.000 0.000 577.906 41.596 28.895 9.398 S Tot 26,528.657 1,987.321 1,860.727 0.000 0.000 30,376.705 2,186.417 1,518.835 5.842 After 4,870.867 364.887 341.644 0.000 0.000 5,577.399 401.443 278.870 15.882 Total 31,399.524 2,352.208 2,202.371 0.000 0.000 35,954.103 2,587.860 1,797.705 7.399 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 3.181 1 1.0 0.000 0.000 87.678 13,382.000 -12,708.334 -12,708.334 -9,750.323 12-2022 69.600 1 1.0 0.000 0.000 874.718 .000 6,682.983 -6,025.351 -4,916.594 12-2023 69.600 1 1.0 0.000 0.000 402.281 .000 3,035.896 -2,989.455 -2,931.339 12-2024 69.600 1 1.0 0.000 0.000 275.656 .000 2,058.390 -931.064 -1,709.413 12-2025 69.600 1 1.0 0.000 0.000 212.272 .000 1,569.081 638.017 -863.233 12-2026 69.600 1 1.0 0.000 0.000 174.449 .000 1,277.095 1,915.112 -237.317 12-2027 69.600 1 1.0 0.000 0.000 148.877 .000 1,079.689 2,994.801 243.658 12-2028 69.600 1 1.0 0.000 0.000 130.669 .000 939.132 3,933.933 623.898 12-2029 69.600 1 1.0 0.000 0.000 116.184 .000 827.306 4,761.239 928.350 12-2030 69.600 1 1.0 0.000 0.000 105.055 .000 741.396 5,502.635 1,176.375 12-2031 69.600 1 1.0 0.000 0.000 96.028 .000 671.713 6,174.348 1,380.657 12-2032 69.600 1 1.0 0.000 0.000 88.539 .000 613.898 6,788.246 1,550.372 12-2033 69.600 1 1.0 0.000 0.000 81.229 .000 557.463 7,345.709 1,690.466 12-2034 69.600 1 1.0 0.000 0.000 74.735 .000 507.331 7,853.040 1,806.379 12-2035 69.600 1 1.0 0.000 0.000 68.760 .000 461.207 8,314.246 1,902.181 12-2036 69.600 1 1.0 0.000 0.000 63.429 .000 420.053 8,734.299 1,981.498 12-2037 69.600 1 1.0 0.000 0.000 58.192 .000 379.624 9,113.923 2,046.660 S Tot 1,116.781 0.000 0.000 3,058.749 13,382.000 9,113.923 9,113.923 2,046.660 After 1,522.649 0.000 0.000 561.610 .000 2,812.827 11,926.750 2,328.555 Total 2,639.430 0.000 0.000 3,620.359 13,382.000 11,926.750 11,926.750 2,328.555 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 5,421.036 Oil Rate 31,937. 142. bbls/mo 96.3% 1.20 0.0% 3,180. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 3,324.737 Gas Rate 100,283. 446. Mcf/mo 0.0% 0.00 0.0% 10.00 2,328.555 GOR 3,140. 3,140. scf/bbl Revenue 12.00 1,552.842 NGL Rate 4,270. 37. bbls/mo Oil 79.3750 79.3750 NGL Yield 42.6 84.0 bbl/MMcf Gas 79.3750 79.3750 15.00 685.010 Gas Shrinkage 62.2 25.5% ______________________________ ______________________ 20.00 -246.962 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 38.3 % Start Date: 12/2021 1 Months in year ‘21 37.959 Year Life (11/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 614 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 23

Figure 24

LILIS ENERGY, INC. -- TBD 17-20 PUD 2 (2.0 WC B)
TBD (WOLFCAMP B) FIELD
LEA COUNTY, NEW MEXICO

Reserve Category : PUD

As of 01/2019

	Q_i (As of 01/2019)	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final		12/2018 Cumulatives	40.71 Year Life (09/2059) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	16,756.	96.3	1.20	8.1	135.	4,540.	4,540.	Oil - mbbls	0.0	744.1	744.1	79.375 NI	590.595	34,073.098	2,983.175	6,683.621	16,109.348	5,106.275
Gas - mcf/mo	76,070.	0.0	0.00	8.1	612.			Gas - mmcf	0.0	3,378.0	3,378.0	100.000 WI	1,984.164	3,690.545	2,060.955	13,382.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP B

TBD 17-20 PUD 2 (2.0 WC B)
S:19, T:26S, R:36E 3
NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 615

Cawley, Gillespie & Associates, Inc.

Table 24 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 17-20 PUD 2 (2.0 WC B) TBD (WOLFCAMP B) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 178.3 809.5 66.3 141.531 475.489 52.628 57.693 1.860 15.734 12-2021 89.7 407.4 33.4 71.226 239.292 26.485 57.693 1.860 15.734 12-2022 59.3 269.4 22.1 47.092 158.211 17.511 57.693 1.860 15.734 12-2023 45.2 205.0 16.8 35.849 120.438 13.330 57.693 1.860 15.734 12-2024 36.9 167.5 13.7 29.291 98.406 10.892 57.693 1.860 15.734 12-2025 31.2 141.8 11.6 24.792 83.291 9.219 57.693 1.860 15.734 12-2026 27.2 123.7 10.1 21.624 72.650 8.041 57.693 1.860 15.734 12-2027 24.2 110.0 9.0 19.230 64.606 7.151 57.693 1.860 15.734 12-2028 21.9 99.5 8.1 17.397 58.446 6.469 57.693 1.860 15.734 12-2029 19.9 90.5 7.4 15.831 53.185 5.887 57.693 1.860 15.734 12-2030 18.3 83.2 6.8 14.551 48.886 5.411 57.693 1.860 15.734 12-2031 16.9 76.6 6.3 13.388 44.978 4.978 57.693 1.860 15.734 12-2032 15.6 70.6 5.8 12.350 41.491 4.592 57.693 1.860 15.734 12-2033 14.3 64.8 5.3 11.330 38.065 4.213 57.693 1.860 15.734 12-2034 13.1 59.6 4.9 10.424 35.022 3.876 57.693 1.860 15.734 12-2035 12.1 54.9 4.5 9.591 32.222 3.566 57.693 1.860 15.734 12-2036 11.1 50.6 4.1 8.847 29.724 3.290 57.693 1.860 15.734 12-2037 10.2 46.4 3.8 8.117 27.270 3.018 57.693 1.860 15.734 S Tot 645.6 2,931.1 240.1 512.463 1,721.671 190.558 57.693 1.860 15.734 After 98.4 446.9 36.6 78.132 262.493 29.053 57.693 1.860 15.734 Total 744.1 3,378.0 276.7 590.595 1,984.164 219.611 57.693 1.860 15.734 Cum .0 .0 .0 Ult 744.1 3,378.0 276.7 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 8,165.346 884.410 828.072 0.000 0.000 9,877.828 714.894 493.891 3.931 12-2021 4,109.246 445.083 416.731 0.000 0.000 4,971.060 359.774 248.553 4.235 12-2022 2,716.882 294.272 275.527 0.000 0.000 3,286.682 237.869 164.334 4.513 12-2023 2,068.221 224.014 209.744 0.000 0.000 2,501.980 181.077 125.099 4.770 12-2024 1,689.883 183.036 171.376 0.000 0.000 2,044.294 147.953 102.215 5.011 12-2025 1,430.317 154.921 145.053 0.000 0.000 1,730.291 125.227 86.515 5.250 12-2026 1,247.576 135.128 126.520 0.000 0.000 1,509.225 109.228 75.461 5.479 12-2027 1,109.448 120.167 112.512 0.000 0.000 1,342.127 97.135 67.106 5.701 12-2028 1,003.673 108.710 101.785 0.000 0.000 1,214.168 87.874 60.708 5.913 12-2029 913.323 98.924 92.623 0.000 0.000 1,104.870 79.963 55.244 6.132 12-2030 839.502 90.929 85.136 0.000 0.000 1,015.567 73.500 50.778 6.347 12-2031 772.386 83.659 78.330 0.000 0.000 934.375 67.624 46.719 6.578 12-2032 712.502 77.173 72.257 0.000 0.000 861.932 62.381 43.097 6.820 12-2033 653.673 70.801 66.291 0.000 0.000 790.764 57.230 39.538 7.102 12-2034 601.413 65.141 60.991 0.000 0.000 727.545 52.655 36.377 7.398 12-2035 553.332 59.933 56.115 0.000 0.000 669.379 48.445 33.469 7.720 12-2036 510.431 55.286 51.764 0.000 0.000 617.482 44.689 30.874 8.059 12-2037 468.286 50.721 47.490 0.000 0.000 566.498 41.000 28.325 8.452 S Tot 29,565.439 3,202.309 2,998.319 0.000 0.000 35,766.067 2,588.519 1,788.303 5.040 After 4,507.660 488.236 457.135 0.000 0.000 5,453.031 394.656 272.652 14.425 Total 34,073.098 3,690.545 3,455.455 0.000 0.000 41,219.098 2,983.175 2,060.955 6.281 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 13,382.000 -13,382.000 -13,382.000 -12,213.962 12-2020 61.000 1 1.0 0.000 0.000 941.463 .000 7,666.580 -5,715.420 -5,550.859 12-2021 69.600 1 1.0 0.000 0.000 473.795 .000 3,819.338 -1,896.082 -2,528.012 12-2022 69.600 1 1.0 0.000 0.000 313.256 .000 2,501.623 605.540 -730.863 12-2023 69.600 1 1.0 0.000 0.000 238.465 .000 1,887.738 2,493.278 501.200 12-2024 69.600 1 1.0 0.000 0.000 194.843 .000 1,529.684 4,022.962 1,408.394 12-2025 69.600 1 1.0 0.000 0.000 164.915 .000 1,284.034 5,306.995 2,100.448 12-2026 69.600 1 1.0 0.000 0.000 143.845 .000 1,111.090 6,418.085 2,644.789 12-2027 69.600 1 1.0 0.000 0.000 127.919 .000 980.367 7,398.453 3,081.394 12-2028 69.600 1 1.0 0.000 0.000 115.723 .000 880.263 8,278.716 3,437.721 12-2029 69.600 1 1.0 0.000 0.000 105.306 .000 794.757 9,073.473 3,730.144 12-2030 69.600 1 1.0 0.000 0.000 96.794 .000 724.894 9,798.367 3,972.625 12-2031 69.600 1 1.0 0.000 0.000 89.056 .000 661.376 10,459.743 4,173.761 12-2032 69.600 1 1.0 0.000 0.000 82.151 .000 604.703 11,064.446 4,340.934 12-2033 69.600 1 1.0 0.000 0.000 75.368 .000 549.027 11,613.473 4,478.907 12-2034 69.600 1 1.0 0.000 0.000 69.343 .000 499.570 12,113.043 4,593.047 12-2035 69.600 1 1.0 0.000 0.000 63.799 .000 454.066 12,567.109 4,687.366 12-2036 69.600 1 1.0 0.000 0.000 58.853 .000 413.466 12,980.575 4,765.440 12-2037 69.600 1 1.0 0.000 0.000 53.993 .000 373.580 13,354.155 4,829.565 S Tot 1,244.200 0.000 0.000 3,408.889 13,382.000 13,354.155 13,354.155 4,829.565 After 1,510.799 0.000 0.000 519.732 .000 2,755.193 16,109.348 5,106.275 Total 2,754.999 0.000 0.000 3,928.622 13,382.000 16,109.348 16,109.348 5,106.275 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 8,891.395 Oil Rate 34,522. 133. bbls/mo 96.3% 1.20 0.0% 2,999. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 6,373.631 Gas Rate 156,734. 607. Mcf/mo 0.0% 0.00 0.0% 10.00 5,106.275 GOR 4,540. 4,540. scf/bbl Revenue 12.00 4,068.963 NGL Rate 5,936. 51. bbls/mo Oil 79.3750 79.3750 NGL Yield 37.9 84.1 bbl/MMcf Gas 79.3750 79.3750 15.00 2,828.192 Gas Shrinkage 64.1 25.5% ______________________________ ______________________ 20.00 1,328.104 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 38.0 % Start Date: 02/2020 11 Months in year ‘20 39.632 Year Life (09/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 615 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 24

Figure 25

LILIS ENERGY, INC. -- TBD 17-20 PUD 3 (2.0 WC B)

TBD (WOLFCAMP B) FIELD

LEA COUNTY, NEW MEXICO

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			12/2018 Cumulatives	40.87 Year Life (11/2059) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	17,208.	96.3	1.20	8.0	135.	Initial	Final	Oil - mbbls	0.0	744.1	744.1	79.375 NI	590.595	34,073.098	2,983.175	6,684.155	16,108.814	5,027.065
Gas - mcf/mo	78,125.	0.0	0.00	8.0	612.	4,540.	4,540.	Gas - mmcf	0.0	3,378.0	3,378.0	100.000 WI	1,984.164	3,690.545	2,060.955	13,382.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir: WOLFCAMP B

TBD 17-20 PUD 3 (2.0 WC B)
S:19, T:26S, R:36E 3
NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 616

Table 25 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 17-20 PUD 3 (2.0 WC B) TBD (WOLFCAMP B) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 157.5 715.0 58.6 125.012 419.990 46.485 57.693 1.860 15.734 12-2021 98.6 447.8 36.7 78.297 263.046 29.114 57.693 1.860 15.734 12-2022 62.7 284.6 23.3 49.757 167.163 18.502 57.693 1.860 15.734 12-2023 47.0 213.2 17.5 37.277 125.236 13.861 57.693 1.860 15.734 12-2024 38.0 172.7 14.1 30.193 101.436 11.227 57.693 1.860 15.734 12-2025 32.0 145.4 11.9 25.414 85.382 9.450 57.693 1.860 15.734 12-2026 27.8 126.3 10.3 22.083 74.190 8.211 57.693 1.860 15.734 12-2027 24.7 112.0 9.2 19.583 65.792 7.282 57.693 1.860 15.734 12-2028 22.3 101.1 8.3 17.678 59.392 6.574 57.693 1.860 15.734 12-2029 20.2 91.9 7.5 16.060 53.955 5.972 57.693 1.860 15.734 12-2030 18.6 84.4 6.9 14.752 49.561 5.485 57.693 1.860 15.734 12-2031 17.1 77.6 6.4 13.573 45.598 5.047 57.693 1.860 15.734 12-2032 15.8 71.6 5.9 12.520 42.063 4.656 57.693 1.860 15.734 12-2033 14.5 65.7 5.4 11.486 38.590 4.271 57.693 1.860 15.734 12-2034 13.3 60.4 5.0 10.568 35.505 3.930 57.693 1.860 15.734 12-2035 12.2 55.6 4.6 9.723 32.666 3.616 57.693 1.860 15.734 12-2036 11.3 51.3 4.2 8.969 30.134 3.335 57.693 1.860 15.734 12-2037 10.4 47.1 3.9 8.229 27.646 3.060 57.693 1.860 15.734 S Tot 644.0 2,923.8 239.5 511.175 1,717.343 190.079 57.693 1.860 15.734 After 100.1 454.3 37.2 79.420 266.821 29.532 57.693 1.860 15.734 Total 744.1 3,378.0 276.7 590.595 1,984.164 219.611 57.693 1.860 15.734 Cum .0 .0 .0 Ult 744.1 3,378.0 276.7 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 7,212.281 781.181 731.419 0.000 0.000 8,724.881 631.451 436.244 3.912 12-2021 4,517.159 489.265 458.099 0.000 0.000 5,464.522 395.487 273.226 4.186 12-2022 2,870.614 310.924 291.118 0.000 0.000 3,472.655 251.329 173.633 4.469 12-2023 2,150.622 232.939 218.101 0.000 0.000 2,601.663 188.292 130.083 4.729 12-2024 1,741.914 188.671 176.653 0.000 0.000 2,107.238 152.508 105.362 4.972 12-2025 1,466.223 158.810 148.694 0.000 0.000 1,773.728 128.371 88.686 5.212 12-2026 1,274.027 137.993 129.203 0.000 0.000 1,541.223 111.544 77.061 5.442 12-2027 1,129.809 122.373 114.577 0.000 0.000 1,366.759 98.917 68.338 5.665 12-2028 1,019.909 110.469 103.432 0.000 0.000 1,233.810 89.295 61.691 5.877 12-2029 926.536 100.356 93.963 0.000 0.000 1,120.854 81.120 56.043 6.098 12-2030 851.080 92.183 86.311 0.000 0.000 1,029.573 74.514 51.479 6.311 12-2031 783.038 84.813 79.410 0.000 0.000 947.261 68.557 47.363 6.538 12-2032 722.329 78.237 73.253 0.000 0.000 873.819 63.241 43.691 6.778 12-2033 662.688 71.777 67.205 0.000 0.000 801.670 58.020 40.084 7.055 12-2034 609.707 66.039 61.832 0.000 0.000 737.579 53.381 36.879 7.348 12-2035 560.963 60.759 56.889 0.000 0.000 678.611 49.114 33.931 7.665 12-2036 517.471 56.049 52.478 0.000 0.000 625.998 45.306 31.300 7.999 12-2037 474.745 51.421 48.145 0.000 0.000 574.311 41.565 28.716 8.387 S Tot 29,491.115 3,194.259 2,990.782 0.000 0.000 35,676.156 2,582.012 1,783.808 5.031 After 4,581.983 496.286 464.673 0.000 0.000 5,542.942 401.163 277.147 14.335 Total 34,073.098 3,690.545 3,455.455 0.000 0.000 41,219.098 2,983.175 2,060.955 6.282 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 49.493 1 1.0 0.000 0.000 831.575 13,382.000 -6,605.882 -6,605.882 -6,194.684 12-2021 69.600 1 1.0 0.000 0.000 520.828 .000 4,205.382 -2,400.501 -2,864.660 12-2022 69.600 1 1.0 0.000 0.000 330.981 .000 2,647.112 246.611 -962.664 12-2023 69.600 1 1.0 0.000 0.000 247.966 .000 1,965.721 2,212.333 320.409 12-2024 69.600 1 1.0 0.000 0.000 200.842 .000 1,578.925 3,791.258 1,256.855 12-2025 69.600 1 1.0 0.000 0.000 169.055 .000 1,318.015 5,109.273 1,967.250 12-2026 69.600 1 1.0 0.000 0.000 146.895 .000 1,136.123 6,245.396 2,523.870 12-2027 69.600 1 1.0 0.000 0.000 130.267 .000 999.637 7,245.033 2,969.065 12-2028 69.600 1 1.0 0.000 0.000 117.595 .000 895.629 8,140.663 3,331.617 12-2029 69.600 1 1.0 0.000 0.000 106.829 .000 807.262 8,947.925 3,628.645 12-2030 69.600 1 1.0 0.000 0.000 98.129 .000 735.851 9,683.776 3,874.791 12-2031 69.600 1 1.0 0.000 0.000 90.284 .000 671.457 10,355.233 4,078.992 12-2032 69.600 1 1.0 0.000 0.000 83.284 .000 614.003 10,969.235 4,248.736 12-2033 69.600 1 1.0 0.000 0.000 76.408 .000 557.559 11,526.794 4,388.854 12-2034 69.600 1 1.0 0.000 0.000 70.299 .000 507.419 12,034.214 4,504.787 12-2035 69.600 1 1.0 0.000 0.000 64.679 .000 461.288 12,495.502 4,600.606 12-2036 69.600 1 1.0 0.000 0.000 59.664 .000 420.128 12,915.630 4,679.938 12-2037 69.600 1 1.0 0.000 0.000 54.738 .000 379.692 13,295.322 4,745.112 S Tot 1,232.693 0.000 0.000 3,400.320 13,382.000 13,295.322 13,295.322 4,745.112 After 1,522.839 0.000 0.000 528.302 .000 2,813.491 16,108.814 5,027.065 Total 2,755.533 0.000 0.000 3,928.622 13,382.000 16,108.814 16,108.814 5,027.065 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 8,820.435 Oil Rate 34,522. 133. bbls/mo 96.3% 1.20 0.0% 3,093. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 6,293.651 Gas Rate 156,734. 607. Mcf/mo 0.0% 0.00 0.0% 10.00 5,027.065 GOR 4,540. 4,540. scf/bbl Revenue 12.00 3,994.044 NGL Rate 6,306. 51. bbls/mo Oil 79.3750 79.3750 NGL Yield 40.2 84.0 bbl/MMcf Gas 79.3750 79.3750 15.00 2,764.147 Gas Shrinkage 63.1 25.7% ______________________________ ______________________ 20.00 1,289.083 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 38.0 % Start Date: 04/2020 9 Months in year ‘20 39.629 Year Life (11/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 616 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 25

Figure 26

LILIS ENERGY, INC. -- TBD 17-20 PUD 4 (2.0 WC XY)

TBD (WOLFCAMP XY) FIELD

LEA COUNTY, NEW MEXICO

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			12/2018 Cumulatives	38.79 Year Life (10/2057) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	12,465.	96.3	1.20	8.0	132.	Initial	Final	Oil - mbbls	0.0	566.3	566.3	79.375 NI	449.473	25,931.348	2,320.757	5,541.445	9,160.264	1,111.873
Gas - mcf/mo	63,199.	0.0	0.00	8.0	668.	5,070.	5,070.	Gas - mmcf	0.0	2,871.0	2,871.0	100.000 WI	1,686.332	3,136.578	1,600.235	13,382.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035

TIME (years)

Reservoir: WOLFCAMP XY

TBD 17-20 PUD 4 (2.0 WC XY)
S:19, T:26S, R:36E 3
NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 617

Table 26 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 17-20 PUD 4 (2.0 WC XY) TBD (WOLFCAMP XY) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 136.4 691.7 56.7 108.289 406.277 44.968 57.693 1.860 15.734 12-2022 68.9 349.2 28.6 54.678 205.140 22.705 57.693 1.860 15.734 12-2023 45.5 230.8 18.9 36.129 135.549 15.003 57.693 1.860 15.734 12-2024 34.7 176.1 14.4 27.564 103.413 11.446 57.693 1.860 15.734 12-2025 28.2 143.1 11.7 22.396 84.025 9.300 57.693 1.860 15.734 12-2026 24.0 121.4 9.9 19.011 71.326 7.895 57.693 1.860 15.734 12-2027 20.9 105.9 8.7 16.581 62.210 6.886 57.693 1.860 15.734 12-2028 18.6 94.4 7.7 14.783 55.463 6.139 57.693 1.860 15.734 12-2029 16.8 85.0 7.0 13.300 49.900 5.523 57.693 1.860 15.734 12-2030 15.3 77.5 6.3 12.137 45.537 5.040 57.693 1.860 15.734 12-2031 14.1 71.3 5.8 11.156 41.856 4.633 57.693 1.860 15.734 12-2032 13.0 65.7 5.4 10.291 38.611 4.274 57.693 1.860 15.734 12-2033 11.9 60.3 4.9 9.442 35.423 3.921 57.693 1.860 15.734 12-2034 10.9 55.5 4.5 8.687 32.591 3.607 57.693 1.860 15.734 12-2035 10.1 51.1 4.2 7.992 29.986 3.319 57.693 1.860 15.734 12-2036 9.3 47.1 3.9 7.373 27.661 3.062 57.693 1.860 15.734 12-2037 8.5 43.2 3.5 6.764 25.377 2.809 57.693 1.860 15.734 S Tot 487.0 2,469.2 202.2 386.574 1,450.347 160.527 57.693 1.860 15.734 After 79.2 401.8 32.9 62.899 235.985 26.119 57.693 1.860 15.734 Total 566.3 2,871.0 235.1 449.473 1,686.332 186.647 57.693 1.860 15.734 Cum .0 .0 .0 Ult 566.3 2,871.0 235.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 6,247.471 755.675 707.538 0.000 0.000 7,710.685 559.125 385.534 3.807 12-2022 3,154.506 381.560 357.254 0.000 0.000 3,893.319 282.316 194.666 4.182 12-2023 2,084.393 252.122 236.062 0.000 0.000 2,572.576 186.545 128.629 4.526 12-2024 1,590.224 192.349 180.096 0.000 0.000 1,962.669 142.319 98.133 4.842 12-2025 1,292.089 156.287 146.332 0.000 0.000 1,594.708 115.637 79.735 5.150 12-2026 1,096.813 132.667 124.216 0.000 0.000 1,353.696 98.161 67.685 5.442 12-2027 956.622 115.710 108.339 0.000 0.000 1,180.671 85.614 59.034 5.725 12-2028 852.877 103.161 96.590 0.000 0.000 1,052.628 76.329 52.631 5.994 12-2029 767.331 92.814 86.902 0.000 0.000 947.047 68.673 47.352 6.271 12-2030 700.246 84.700 79.304 0.000 0.000 864.250 62.669 43.213 6.536 12-2031 643.642 77.853 72.894 0.000 0.000 794.388 57.603 39.719 6.802 12-2032 593.740 71.817 67.242 0.000 0.000 732.799 53.137 36.640 7.078 12-2033 544.716 65.887 61.690 0.000 0.000 672.293 48.750 33.615 7.399 12-2034 501.167 60.620 56.758 0.000 0.000 618.545 44.853 30.927 7.737 12-2035 461.100 55.773 52.221 0.000 0.000 569.094 41.267 28.455 8.105 12-2036 425.351 51.449 48.172 0.000 0.000 524.972 38.067 26.249 8.491 12-2037 390.231 47.201 44.194 0.000 0.000 481.626 34.924 24.081 8.939 S Tot 22,302.519 2,697.646 2,525.804 0.000 0.000 27,525.968 1,995.990 1,376.298 5.113 After 3,628.829 438.932 410.972 0.000 0.000 4,478.734 324.766 223.937 15.062 Total 25,931.348 3,136.578 2,936.776 0.000 0.000 32,004.702 2,320.757 1,600.235 6.505 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 13,382.000 -13,382.000 -13,382.000 -11,101.429 12-2021 60.900 1 1.0 0.000 0.000 720.332 .000 5,984.794 -7,397.206 -6,373.207 12-2022 69.600 1 1.0 0.000 0.000 363.714 .000 2,983.023 -4,414.183 -4,226.701 12-2023 69.600 1 1.0 0.000 0.000 240.330 .000 1,947.472 -2,466.711 -2,954.726 12-2024 69.600 1 1.0 0.000 0.000 183.353 .000 1,469.264 -997.447 -2,083.000 12-2025 69.600 1 1.0 0.000 0.000 148.978 .000 1,180.758 183.311 -1,446.433 12-2026 69.600 1 1.0 0.000 0.000 126.462 .000 991.788 1,175.099 -960.445 12-2027 69.600 1 1.0 0.000 0.000 110.298 .000 856.126 2,031.225 -579.115 12-2028 69.600 1 1.0 0.000 0.000 98.336 .000 755.731 2,786.956 -273.162 12-2029 69.600 1 1.0 0.000 0.000 88.473 .000 672.948 3,459.904 -25.534 12-2030 69.600 1 1.0 0.000 0.000 80.738 .000 608.030 4,067.934 177.863 12-2031 69.600 1 1.0 0.000 0.000 74.212 .000 553.254 4,621.187 346.118 12-2032 69.600 1 1.0 0.000 0.000 68.458 .000 504.963 5,126.151 485.720 12-2033 69.600 1 1.0 0.000 0.000 62.806 .000 457.523 5,583.674 600.699 12-2034 69.600 1 1.0 0.000 0.000 57.785 .000 415.381 5,999.055 695.605 12-2035 69.600 1 1.0 0.000 0.000 53.165 .000 376.608 6,375.663 773.835 12-2036 69.600 1 1.0 0.000 0.000 49.043 .000 342.013 6,717.676 838.418 12-2037 69.600 1 1.0 0.000 0.000 44.994 .000 308.027 7,025.703 891.292 S Tot 1,174.500 0.000 0.000 2,571.476 13,382.000 7,025.703 7,025.703 891.292 After 1,377.066 0.000 0.000 418.403 .000 2,134.561 9,160.264 1,111.873 Total 2,551.566 0.000 0.000 2,989.879 13,382.000 9,160.264 9,160.264 1,111.873 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 3,772.349 Oil Rate 26,462. 130. bbls/mo 96.3% 1.20 0.0% 2,899. 5,716. $/w/mo Expense 100.0000 100.0000 8.00 1,979.434 Gas Rate 134,164. 663. Mcf/mo 0.0% 0.00 0.0% 10.00 1,111.873 GOR 5,070. 5,070. scf/bbl Revenue 12.00 426.880 NGL Rate 4,761. 53. bbls/mo Oil 79.3750 79.3750 NGL Yield 35.5 81.3 bbl/MMcf Gas 79.3750 79.3750 15.00 -352.578 Gas Shrinkage 65.1 25.7% ______________________________ ______________________ 20.00 -1,212.702 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 36.7 % Start Date: 02/2021 11 Months in year ‘21 36.712 Year Life (10/2057) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 617 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 26

Figure 27

LILIS ENERGY, INC. -- TBD 18-19 PUD 1 (2.0 WC A)
TBD (WOLFCAMP A) FIELD
LEA COUNTY, NEW MEXICO

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	42.64 Year Life (08/2061) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	17,193.	96.3	1.20	8.0	144.	3,140.	3,140.	Oil - mbbls	0.0	786.6	786.6	79.375 NI	624.326	36,019.087	2,968.591	6,903.153	14,612.814	3,144.174
Gas - mcf/mo	53,987.	0.0	0.00	8.0	451.			Gas - mmcf	0.0	2,469.8	2,469.8	100.000 WI	1,450.683	2,698.270	2,062.187	14,697.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
1,000.
100.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP A

TBD 18-19 PUD 1 (2.0 WC A)
S:19, T:26S, R:36E 3
NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 618

Cawley, Gillespie & Associates, Inc.

Table 27 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 18-19 PUD 1 (2.0 WC A) TBD (WOLFCAMP A) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 188.2 590.9 48.4 149.364 347.061 38.413 57.693 1.860 15.734 12-2023 95.0 298.3 24.4 75.417 175.240 19.396 57.693 1.860 15.734 12-2024 62.9 197.6 16.2 49.950 116.064 12.846 57.693 1.860 15.734 12-2025 47.8 149.9 12.3 37.902 88.069 9.748 57.693 1.860 15.734 12-2026 38.9 122.2 10.0 30.891 71.778 7.945 57.693 1.860 15.734 12-2027 33.0 103.7 8.5 26.222 60.930 6.744 57.693 1.860 15.734 12-2028 28.9 90.7 7.4 22.930 53.279 5.897 57.693 1.860 15.734 12-2029 25.6 80.4 6.6 20.332 47.242 5.229 57.693 1.860 15.734 12-2030 23.1 72.6 5.9 18.345 42.627 4.718 57.693 1.860 15.734 12-2031 21.1 66.2 5.4 16.741 38.900 4.306 57.693 1.860 15.734 12-2032 19.4 61.0 5.0 15.429 35.850 3.968 57.693 1.860 15.734 12-2033 17.8 56.0 4.6 14.155 32.890 3.640 57.693 1.860 15.734 12-2034 16.4 51.5 4.2 13.023 30.260 3.349 57.693 1.860 15.734 12-2035 15.1 47.4 3.9 11.982 27.841 3.081 57.693 1.860 15.734 12-2036 13.9 43.7 3.6 11.053 25.682 2.843 57.693 1.860 15.734 12-2037 12.8 40.1 3.3 10.140 23.562 2.608 57.693 1.860 15.734 S Tot 660.0 2,072.4 169.7 523.876 1,217.277 134.731 57.693 1.860 15.734 After 126.6 397.4 32.5 100.450 233.406 25.834 57.693 1.860 15.734 Total 786.6 2,469.8 202.3 624.326 1,450.683 160.565 57.693 1.860 15.734 Cum .0 .0 .0 Ult 786.6 2,469.8 202.3 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 8,617.202 645.534 604.413 0.000 0.000 9,867.149 710.205 493.357 4.542 12-2023 4,351.043 325.946 305.183 0.000 0.000 4,982.172 358.601 249.109 4.873 12-2024 2,881.772 215.880 202.128 0.000 0.000 3,299.780 237.507 164.989 5.176 12-2025 2,186.665 163.808 153.373 0.000 0.000 2,503.846 180.219 125.192 5.461 12-2026 1,782.192 133.508 125.003 0.000 0.000 2,040.703 146.883 102.035 5.729 12-2027 1,512.845 113.331 106.111 0.000 0.000 1,732.287 124.684 86.614 5.987 12-2028 1,322.876 99.100 92.787 0.000 0.000 1,514.762 109.028 75.738 6.232 12-2029 1,172.984 87.871 82.273 0.000 0.000 1,343.129 96.674 67.156 6.482 12-2030 1,058.388 79.286 74.236 0.000 0.000 1,211.909 87.229 60.595 6.720 12-2031 965.857 72.354 67.745 0.000 0.000 1,105.957 79.603 55.298 6.954 12-2032 890.114 66.680 62.433 0.000 0.000 1,019.227 73.361 50.961 7.181 12-2033 816.619 61.175 57.278 0.000 0.000 935.072 67.303 46.754 7.443 12-2034 751.333 56.284 52.699 0.000 0.000 860.315 61.923 43.016 7.718 12-2035 691.265 51.784 48.486 0.000 0.000 791.535 56.972 39.577 8.016 12-2036 637.671 47.769 44.726 0.000 0.000 730.167 52.555 36.508 8.330 12-2037 585.020 43.825 41.033 0.000 0.000 669.879 48.216 33.494 8.695 S Tot 30,223.846 2,264.136 2,119.908 0.000 0.000 34,607.889 2,490.964 1,730.394 5.636 After 5,795.241 434.134 406.480 0.000 0.000 6,635.856 477.627 331.793 14.816 Total 36,019.087 2,698.270 2,526.388 0.000 0.000 41,243.745 2,968.591 2,062.187 7.113 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 14,697.000 -14,697.000 -14,697.000 -11,084.656 12-2022 60.900 1 1.0 0.000 0.000 993.562 .000 7,609.124 -7,087.876 -5,619.389 12-2023 69.600 1 1.0 0.000 0.000 501.674 .000 3,803.189 -3,284.687 -3,131.388 12-2024 69.600 1 1.0 0.000 0.000 332.268 .000 2,495.416 -789.271 -1,649.813 12-2025 69.600 1 1.0 0.000 0.000 252.122 .000 1,876.713 1,087.442 -637.657 12-2026 69.600 1 1.0 0.000 0.000 205.486 .000 1,516.698 2,604.140 105.723 12-2027 69.600 1 1.0 0.000 0.000 174.431 .000 1,276.958 3,881.098 674.592 12-2028 69.600 1 1.0 0.000 0.000 152.527 .000 1,107.869 4,988.967 1,123.158 12-2029 69.600 1 1.0 0.000 0.000 135.245 .000 974.453 5,963.420 1,481.765 12-2030 69.600 1 1.0 0.000 0.000 122.032 .000 872.453 6,835.873 1,773.636 12-2031 69.600 1 1.0 0.000 0.000 111.363 .000 790.093 7,625.966 2,013.921 12-2032 69.600 1 1.0 0.000 0.000 102.630 .000 722.675 8,348.640 2,213.706 12-2033 69.600 1 1.0 0.000 0.000 94.156 .000 657.259 9,005.899 2,378.878 12-2034 69.600 1 1.0 0.000 0.000 86.628 .000 599.148 9,605.048 2,515.767 12-2035 69.600 1 1.0 0.000 0.000 79.703 .000 545.684 10,150.731 2,629.116 12-2036 69.600 1 1.0 0.000 0.000 73.523 .000 497.980 10,648.711 2,723.147 12-2037 69.600 1 1.0 0.000 0.000 67.453 .000 451.117 11,099.828 2,800.580 S Tot 1,104.900 0.000 0.000 3,484.803 14,697.000 11,099.828 11,099.828 2,800.580 After 1,645.259 0.000 0.000 668.190 .000 3,512.986 14,612.814 3,144.174 Total 2,750.159 0.000 0.000 4,152.994 14,697.000 14,612.814 14,612.814 3,144.174 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 6,809.514 Oil Rate 36,500. 142. bbls/mo 96.3% 1.20 0.0% 2,899. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 4,322.081 Gas Rate 114,610. 446. Mcf/mo 0.0% 0.00 0.0% 10.00 3,144.174 GOR 3,140. 3,140. scf/bbl Revenue 12.00 2,228.454 NGL Rate 4,067. 37. bbls/mo Oil 79.3750 79.3750 NGL Yield 35.5 84.2 bbl/MMcf Gas 79.3750 79.3750 15.00 1,204.955 Gas Shrinkage 65.1 25.5% ______________________________ ______________________ 20.00 105.163 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 38.3 % Start Date: 02/2022 11 Months in year ‘22 39.565 Year Life (08/2061) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 618 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 27

Figure 28

LILIS ENERGY, INC. -- TBD 18-19 PUD 2 (2.0 WC B)

TBD (WOLFCAMP B) FIELD

LEA COUNTY, NEW MEXICO

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	42.58 Year Life (08/2061) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	20,186.	96.3	1.20	8.0	134.	Initial	Final	Oil - mbbls	0.0	855.0	855.0	79.375	NI	678.672	39,154.487	3,428.062	7,382.629	19,490.184	6,366.154
Gas - mcf/mo	91,646.	0.0	0.00	8.0	610.	4,540.	4,540.	Gas - mmcf	0.0	3,881.8	3,881.8	100.000	WI	2,280.066	4,240.923	2,368.309	14,697.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP B

◆ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

TBD 18-19 PUD 2 (2.0 WC B)
S:19, T:26S, R:36E 3
NM OIL

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 619

Cawley, Gillespie & Associates, Inc.

Table 28 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 18-19 PUD 2 (2.0 WC B) TBD (WOLFCAMP B) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 167.2 759.0 62.2 132.698 445.813 49.344 57.693 1.860 15.734 12-2021 119.0 540.3 44.3 94.469 317.379 35.128 57.693 1.860 15.734 12-2022 73.9 335.6 27.5 58.666 197.095 21.815 57.693 1.860 15.734 12-2023 54.9 249.2 20.4 43.570 146.377 16.201 57.693 1.860 15.734 12-2024 44.3 200.9 16.5 35.126 118.008 13.061 57.693 1.860 15.734 12-2025 37.1 168.6 13.8 29.480 99.042 10.962 57.693 1.860 15.734 12-2026 32.2 146.2 12.0 25.565 85.889 9.506 57.693 1.860 15.734 12-2027 28.5 129.5 10.6 22.638 76.056 8.418 57.693 1.860 15.734 12-2028 25.7 116.8 9.6 20.414 68.582 7.591 57.693 1.860 15.734 12-2029 23.3 106.0 8.7 18.529 62.249 6.890 57.693 1.860 15.734 12-2030 21.4 97.3 8.0 17.013 57.156 6.326 57.693 1.860 15.734 12-2031 19.7 89.5 7.3 15.652 52.586 5.820 57.693 1.860 15.734 12-2032 18.2 82.6 6.8 14.439 48.509 5.369 57.693 1.860 15.734 12-2033 16.7 75.8 6.2 13.247 44.504 4.926 57.693 1.860 15.734 12-2034 15.4 69.7 5.7 12.188 40.946 4.532 57.693 1.860 15.734 12-2035 14.1 64.1 5.3 11.213 37.672 4.170 57.693 1.860 15.734 12-2036 13.0 59.2 4.8 10.344 34.752 3.846 57.693 1.860 15.734 12-2037 12.0 54.3 4.4 9.490 31.882 3.529 57.693 1.860 15.734 S Tot 736.7 3,344.5 273.9 584.741 1,964.497 217.435 57.693 1.860 15.734 After 118.3 537.3 44.0 93.931 315.569 34.928 57.693 1.860 15.734 Total 855.0 3,881.8 317.9 678.672 2,280.066 252.363 57.693 1.860 15.734 Cum .0 .0 .0 Ult 855.0 3,881.8 317.9 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 7,655.738 829.213 776.391 0.000 0.000 9,261.342 670.277 463.067 3.875 12-2021 5,450.198 590.325 552.721 0.000 0.000 6,593.244 477.177 329.662 4.101 12-2022 3,384.621 366.597 343.245 0.000 0.000 4,094.462 296.331 204.723 4.351 12-2023 2,513.664 272.261 254.918 0.000 0.000 3,040.843 220.077 152.042 4.579 12-2024 2,026.492 219.495 205.513 0.000 0.000 2,451.499 177.424 122.575 4.792 12-2025 1,700.806 184.219 172.484 0.000 0.000 2,057.509 148.909 102.875 5.003 12-2026 1,474.925 159.753 149.577 0.000 0.000 1,784.254 129.133 89.213 5.203 12-2027 1,306.073 141.464 132.453 0.000 0.000 1,579.990 114.350 78.999 5.399 12-2028 1,177.728 127.563 119.437 0.000 0.000 1,424.727 103.113 71.236 5.585 12-2029 1,068.978 115.784 108.408 0.000 0.000 1,293.170 93.591 64.659 5.777 12-2030 981.506 106.309 99.537 0.000 0.000 1,187.353 85.933 59.368 5.963 12-2031 903.035 97.810 91.579 0.000 0.000 1,092.425 79.063 54.621 6.160 12-2032 833.022 90.227 84.479 0.000 0.000 1,007.728 72.933 50.386 6.368 12-2033 764.242 82.777 77.504 0.000 0.000 924.523 66.911 46.226 6.608 12-2034 703.142 76.159 71.308 0.000 0.000 850.609 61.562 42.530 6.862 12-2035 646.928 70.070 65.607 0.000 0.000 782.605 56.640 39.130 7.137 12-2036 596.771 64.638 60.520 0.000 0.000 721.929 52.249 36.096 7.427 12-2037 547.497 59.301 55.523 0.000 0.000 662.322 47.935 33.116 7.763 S Tot 33,735.366 3,653.965 3,421.204 0.000 0.000 40,810.535 2,953.606 2,040.527 4.857 After 5,419.121 586.959 549.569 0.000 0.000 6,555.649 474.456 327.782 13.390 Total 39,154.487 4,240.923 3,970.773 0.000 0.000 47,366.184 3,428.062 2,368.309 6.038 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 43.781 1 1.0 0.000 0.000 882.705 14,697.000 -7,495.488 -7,495.488 -6,938.364 12-2021 69.600 1 1.0 0.000 0.000 628.407 .000 5,088.398 -2,407.090 -2,907.976 12-2022 69.600 1 1.0 0.000 0.000 390.246 .000 3,133.562 726.472 -656.262 12-2023 69.600 1 1.0 0.000 0.000 289.825 .000 2,309.299 3,035.772 851.131 12-2024 69.600 1 1.0 0.000 0.000 233.654 .000 1,848.246 4,884.018 1,947.332 12-2025 69.600 1 1.0 0.000 0.000 196.103 .000 1,540.021 6,424.039 2,777.396 12-2026 69.600 1 1.0 0.000 0.000 170.059 .000 1,326.250 7,750.289 3,427.168 12-2027 69.600 1 1.0 0.000 0.000 150.590 .000 1,166.451 8,916.740 3,946.657 12-2028 69.600 1 1.0 0.000 0.000 135.792 .000 1,044.987 9,961.727 4,369.669 12-2029 69.600 1 1.0 0.000 0.000 123.253 .000 942.067 10,903.794 4,716.299 12-2030 69.600 1 1.0 0.000 0.000 113.167 .000 859.285 11,763.079 5,003.732 12-2031 69.600 1 1.0 0.000 0.000 104.120 .000 785.021 12,548.100 5,242.468 12-2032 69.600 1 1.0 0.000 0.000 96.047 .000 718.762 13,266.861 5,441.172 12-2033 69.600 1 1.0 0.000 0.000 88.117 .000 653.669 13,920.530 5,605.441 12-2034 69.600 1 1.0 0.000 0.000 81.072 .000 595.845 14,516.375 5,741.576 12-2035 69.600 1 1.0 0.000 0.000 74.591 .000 542.644 15,059.019 5,854.293 12-2036 69.600 1 1.0 0.000 0.000 68.808 .000 495.177 15,554.196 5,947.795 12-2037 69.600 1 1.0 0.000 0.000 63.126 .000 448.545 16,002.741 6,024.786 S Tot 1,226.981 0.000 0.000 3,889.681 14,697.000 16,002.741 16,002.741 6,024.786 After 1,641.143 0.000 0.000 624.824 .000 3,487.444 19,490.184 6,366.154 Total 2,868.124 0.000 0.000 4,514.505 14,697.000 19,490.184 19,490.184 6,366.154 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 10,823.688 Oil Rate 39,541. 133. bbls/mo 96.3% 1.20 0.0% 3,180. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 7,850.766 Gas Rate 179,519. 607. Mcf/mo 0.0% 0.00 0.0% 10.00 6,366.154 GOR 4,540. 4,540. scf/bbl Revenue 12.00 5,157.870 NGL Rate 7,644. 50. bbls/mo Oil 79.3750 79.3750 NGL Yield 42.6 83.8 bbl/MMcf Gas 79.3750 79.3750 15.00 3,722.096 Gas Shrinkage 62.2 25.9% ______________________________ ______________________ 20.00 2,003.789 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 37.9 % Start Date: 05/2020 8 Months in year ‘20 41.254 Year Life (08/2061) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 619 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 28

Figure 29
LILIS ENERGY, INC. -- TBD 18-19 PUD 3 (2.0 WC B)
TBD (WOLFCAMP B) FIELD
LEA COUNTY, NEW MEXICO

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			12/2018 Cumulatives	42.67 Year Life (09/2061) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	19,710.	96.3	1.20	8.1	134.	Initial	Final	Oil - mbbls	0.0	855.0	855.0	79.375 NI	678.672	39,154.486	3,428.062	7,382.548	19,490.264	6,314.836
Gas - mcf/mo	89,483.	0.0	0.00	8.1	610.	4,540.	4,540.	Gas - mmcf	0.0	3,881.8	3,881.8	100.000 WI	2,280.066	4,240.923	2,368.309	14,697.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir: WOLFCAMP B

TBD 18-19 PUD 3 (2.0 WC B)
S:19, T:26S, R:36E 3
NM OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out
(DEFAULT) ASN 620

Cawley, Gillespie & Associates, Inc.

Table 29 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 18-19 PUD 3 (2.0 WC B) TBD (WOLFCAMP B) FIELD -- LEA COUNTY, NEW MEXICO (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 152.4 691.9 56.7 120.972 406.419 44.983 57.693 1.860 15.734 12-2021 126.1 572.5 46.9 100.087 336.252 37.217 57.693 1.860 15.734 12-2022 76.2 346.1 28.4 60.518 203.317 22.504 57.693 1.860 15.734 12-2023 56.1 254.6 20.9 44.515 149.553 16.553 57.693 1.860 15.734 12-2024 45.0 204.2 16.7 35.707 119.962 13.278 57.693 1.860 15.734 12-2025 37.6 170.9 14.0 29.875 100.369 11.109 57.693 1.860 15.734 12-2026 32.6 147.9 12.1 25.853 86.856 9.613 57.693 1.860 15.734 12-2027 28.8 130.7 10.7 22.858 76.794 8.500 57.693 1.860 15.734 12-2028 25.9 117.8 9.6 20.588 69.167 7.656 57.693 1.860 15.734 12-2029 23.5 106.8 8.7 18.670 62.723 6.942 57.693 1.860 15.734 12-2030 21.6 98.0 8.0 17.134 57.562 6.371 57.693 1.860 15.734 12-2031 19.9 90.2 7.4 15.764 52.960 5.862 57.693 1.860 15.734 12-2032 18.3 83.2 6.8 14.541 48.854 5.407 57.693 1.860 15.734 12-2033 16.8 76.3 6.2 13.341 44.820 4.961 57.693 1.860 15.734 12-2034 15.5 70.2 5.8 12.274 41.237 4.564 57.693 1.860 15.734 12-2035 14.2 64.6 5.3 11.293 37.940 4.199 57.693 1.860 15.734 12-2036 13.1 59.6 4.9 10.417 34.998 3.874 57.693 1.860 15.734 12-2037 12.0 54.7 4.5 9.557 32.109 3.554 57.693 1.860 15.734 S Tot 735.7 3,340.1 273.6 583.966 1,961.891 217.146 57.693 1.860 15.734 After 119.3 541.7 44.4 94.706 318.175 35.216 57.693 1.860 15.734 Total 855.0 3,881.8 317.9 678.672 2,280.066 252.363 57.693 1.860 15.734 Cum .0 .0 .0 Ult 855.0 3,881.8 317.9 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 6,979.236 755.939 707.785 0.000 0.000 8,442.961 611.048 422.148 3.866 12-2021 5,774.290 625.428 585.588 0.000 0.000 6,985.307 505.552 349.265 4.078 12-2022 3,491.468 378.170 354.080 0.000 0.000 4,223.718 305.686 211.186 4.331 12-2023 2,568.204 278.169 260.449 0.000 0.000 3,106.822 224.852 155.341 4.560 12-2024 2,060.052 223.130 208.916 0.000 0.000 2,492.097 180.362 124.605 4.774 12-2025 1,723.596 186.687 174.795 0.000 0.000 2,085.078 150.905 104.254 4.985 12-2026 1,491.530 161.551 151.260 0.000 0.000 1,804.342 130.587 90.217 5.186 12-2027 1,318.753 142.838 133.739 0.000 0.000 1,595.330 115.460 79.766 5.382 12-2028 1,187.778 128.651 120.456 0.000 0.000 1,436.886 103.993 71.844 5.569 12-2029 1,077.116 116.665 109.234 0.000 0.000 1,303.015 94.304 65.151 5.761 12-2030 988.485 107.065 100.245 0.000 0.000 1,195.796 86.544 59.790 5.947 12-2031 909.448 98.505 92.230 0.000 0.000 1,100.183 79.624 55.009 6.143 12-2032 838.938 90.868 85.079 0.000 0.000 1,014.885 73.451 50.744 6.349 12-2033 769.669 83.365 78.054 0.000 0.000 931.089 67.386 46.554 6.588 12-2034 708.136 76.700 71.814 0.000 0.000 856.650 61.999 42.833 6.840 12-2035 651.522 70.568 66.073 0.000 0.000 788.163 57.042 39.408 7.113 12-2036 601.009 65.097 60.950 0.000 0.000 727.057 52.620 36.353 7.401 12-2037 551.386 59.722 55.918 0.000 0.000 667.025 48.275 33.351 7.734 S Tot 33,690.618 3,649.118 3,416.666 0.000 0.000 40,756.402 2,949.688 2,037.820 4.853 After 5,463.868 591.806 554.107 0.000 0.000 6,609.781 478.374 330.489 13.345 Total 39,154.486 4,240.923 3,970.773 0.000 0.000 47,366.183 3,428.062 2,368.309 6.038 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 37.893 1 1.0 0.000 0.000 804.705 14,697.000 -8,129.833 -8,129.833 -7,404.504 12-2021 69.600 1 1.0 0.000 0.000 665.775 .000 5,395.115 -2,734.718 -3,129.684 12-2022 69.600 1 1.0 0.000 0.000 402.566 .000 3,234.681 499.963 -805.062 12-2023 69.600 1 1.0 0.000 0.000 296.113 .000 2,360.915 2,860.878 736.102 12-2024 69.600 1 1.0 0.000 0.000 237.524 .000 1,880.007 4,740.885 1,851.173 12-2025 69.600 1 1.0 0.000 0.000 198.730 .000 1,561.589 6,302.474 2,692.879 12-2026 69.600 1 1.0 0.000 0.000 171.973 .000 1,341.965 7,644.439 3,350.360 12-2027 69.600 1 1.0 0.000 0.000 152.052 .000 1,178.451 8,822.890 3,875.199 12-2028 69.600 1 1.0 0.000 0.000 136.951 .000 1,054.498 9,877.389 4,302.065 12-2029 69.600 1 1.0 0.000 0.000 124.191 .000 949.769 10,827.158 4,651.531 12-2030 69.600 1 1.0 0.000 0.000 113.972 .000 865.890 11,693.047 4,941.173 12-2031 69.600 1 1.0 0.000 0.000 104.859 .000 791.090 12,484.138 5,181.755 12-2032 69.600 1 1.0 0.000 0.000 96.729 .000 724.361 13,208.498 5,382.006 12-2033 69.600 1 1.0 0.000 0.000 88.743 .000 658.805 13,867.303 5,547.566 12-2034 69.600 1 1.0 0.000 0.000 81.648 .000 600.571 14,467.874 5,684.781 12-2035 69.600 1 1.0 0.000 0.000 75.120 .000 546.993 15,014.867 5,798.401 12-2036 69.600 1 1.0 0.000 0.000 69.296 .000 499.188 15,514.055 5,892.660 12-2037 69.600 1 1.0 0.000 0.000 63.575 .000 452.224 15,966.279 5,970.283 S Tot 1,221.093 0.000 0.000 3,884.522 14,697.000 15,966.279 15,966.279 5,970.283 After 1,646.950 0.000 0.000 629.983 .000 3,523.985 19,490.264 6,314.836 Total 2,868.043 0.000 0.000 4,514.505 14,697.000 19,490.264 19,490.264 6,314.836 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 10,778.947 Oil Rate 39,541. 133. bbls/mo 96.3% 1.20 0.0% 3,093. 5,800. $/w/mo Expense 100.0000 100.0000 8.00 7,799.628 Gas Rate 179,519. 607. Mcf/mo 0.0% 0.00 0.0% 10.00 6,314.836 GOR 4,540. 4,540. scf/bbl Revenue 12.00 5,108.466 NGL Rate 7,223. 50. bbls/mo Oil 79.3750 79.3750 NGL Yield 40.2 83.8 bbl/MMcf Gas 79.3750 79.3750 15.00 3,678.173 Gas Shrinkage 63.1 25.9% ______________________________ ______________________ 20.00 1,972.985 Oil Severance 7.1 7.1 % Gas Severance 7.9 7.9 % NGL Severance 7.9 7.9 % Ad___________________________________________ Valorem 37.9 % Start Date: 06/2020 7 Months in year ‘20 41.255 Year Life (09/2061) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 620 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 29

Figure 30

LILIS ENERGY, INC. -- TBD 22-23 PUD 2 (2.0 3RD BS)
PHANTOM (3RD BONE SPRINGS) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	42.93 Year Life (12/2061) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	16,071.	96.3	1.20	8.0	127.	Initial	Final	Oil - mbbls	0.0	694.7	694.7	60.625 NI	421.181	24,299.125	1,666.442	5,242.959	15,271.688	4,952.995
Gas - mcf/mo	103,819.	0.0	0.00	8.0	818.	6,460.	6,460.	Gas - mmcf	0.0	4,487.9	4,487.9	81.720 WI	2,013.415	3,744.952	788.762	8,580.621		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : 3RD BONE SPRINGS

TBD 22-23 PUD 2 (2.0 3RD BS)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 622

Table 30 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 22-23 PUD 2 (2.0 3RD BS) PHANTOM (3RD BONE SPRINGS) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 124.3 802.8 65.8 75.340 360.154 39.863 57.693 1.860 15.734 12-2023 102.8 664.2 54.4 62.332 297.974 32.980 57.693 1.860 15.734 12-2024 62.3 402.5 33.0 37.776 180.586 19.988 57.693 1.860 15.734 12-2025 45.7 295.2 24.2 27.704 132.436 14.658 57.693 1.860 15.734 12-2026 36.6 236.2 19.3 22.171 105.985 11.731 57.693 1.860 15.734 12-2027 30.7 198.3 16.2 18.606 88.944 9.844 57.693 1.860 15.734 12-2028 26.6 172.0 14.1 16.142 77.166 8.541 57.693 1.860 15.734 12-2029 23.5 151.6 12.4 14.231 68.031 7.530 57.693 1.860 15.734 12-2030 21.1 136.2 11.2 12.785 61.117 6.765 57.693 1.860 15.734 12-2031 19.2 123.9 10.1 11.627 55.583 6.152 57.693 1.860 15.734 12-2032 17.6 114.0 9.3 10.699 51.143 5.661 57.693 1.860 15.734 12-2033 16.2 104.6 8.6 9.815 46.920 5.193 57.693 1.860 15.734 12-2034 14.9 96.2 7.9 9.030 43.169 4.778 57.693 1.860 15.734 12-2035 13.7 88.5 7.3 8.308 39.718 4.396 57.693 1.860 15.734 12-2036 12.6 81.7 6.7 7.664 36.638 4.055 57.693 1.860 15.734 12-2037 11.6 74.9 6.1 7.031 33.613 3.720 57.693 1.860 15.734 S Tot 579.4 3,742.9 306.6 351.263 1,679.177 185.855 57.693 1.860 15.734 After 115.3 745.0 61.0 69.918 334.238 36.994 57.693 1.860 15.734 Total 694.7 4,487.9 367.6 421.181 2,013.415 222.849 57.693 1.860 15.734 Cum .0 .0 .0 Ult 694.7 4,487.9 367.6 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 4,346.554 669.886 627.213 0.000 0.000 5,643.653 298.088 141.091 3.517 12-2023 3,596.133 554.232 518.927 0.000 0.000 4,669.292 246.624 116.732 3.751 12-2024 2,179.422 335.890 314.493 0.000 0.000 2,829.806 149.466 70.745 4.028 12-2025 1,598.314 246.330 230.639 0.000 0.000 2,075.283 109.613 51.882 4.284 12-2026 1,279.094 197.132 184.575 0.000 0.000 1,660.802 87.721 41.520 4.523 12-2027 1,073.427 165.435 154.897 0.000 0.000 1,393.760 73.616 34.844 4.753 12-2028 931.284 143.528 134.386 0.000 0.000 1,209.198 63.868 30.230 4.971 12-2029 821.041 126.538 118.477 0.000 0.000 1,066.056 56.307 26.651 5.192 12-2030 737.602 113.678 106.437 0.000 0.000 957.718 50.585 23.943 5.403 12-2031 670.810 103.384 96.799 0.000 0.000 870.994 46.004 21.775 5.610 12-2032 617.229 95.127 89.067 0.000 0.000 801.423 42.330 20.036 5.808 12-2033 566.260 87.271 81.712 0.000 0.000 735.244 38.834 18.381 6.032 12-2034 520.989 80.294 75.179 0.000 0.000 676.463 35.730 16.912 6.267 12-2035 479.337 73.875 69.169 0.000 0.000 622.381 32.873 15.560 6.523 12-2036 442.174 68.147 63.806 0.000 0.000 574.128 30.324 14.353 6.791 12-2037 405.665 62.521 58.538 0.000 0.000 526.723 27.821 13.168 7.103 S Tot 20,265.338 3,123.269 2,924.315 0.000 0.000 26,312.922 1,389.804 657.823 4.501 After 4,033.787 621.682 582.081 0.000 0.000 5,237.550 276.638 130.939 12.420 Total 24,299.125 3,744.952 3,506.395 0.000 0.000 31,550.472 1,666.442 788.762 5.815 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2022 30.967 1 0.8 0.000 0.000 536.202 8,580.621 -3,943.316 -3,943.316 -3,007.830 12-2023 56.877 1 0.8 0.000 0.000 443.628 .000 3,805.430 -137.886 -515.552 12-2024 56.877 1 0.8 0.000 0.000 268.859 .000 2,283.859 2,145.973 840.923 12-2025 56.877 1 0.8 0.000 0.000 197.172 .000 1,659.739 3,805.712 1,736.225 12-2026 56.877 1 0.8 0.000 0.000 157.792 .000 1,316.892 5,122.603 2,381.745 12-2027 56.877 1 0.8 0.000 0.000 132.421 .000 1,096.002 6,218.605 2,870.036 12-2028 56.877 1 0.8 0.000 0.000 114.886 .000 943.338 7,161.942 3,252.005 12-2029 56.877 1 0.8 0.000 0.000 101.286 .000 824.934 7,986.876 3,555.600 12-2030 56.877 1 0.8 0.000 0.000 90.993 .000 735.320 8,722.196 3,801.602 12-2031 56.877 1 0.8 0.000 0.000 82.753 .000 663.584 9,385.781 4,003.418 12-2032 56.877 1 0.8 0.000 0.000 76.143 .000 606.037 9,991.818 4,170.959 12-2033 56.877 1 0.8 0.000 0.000 69.855 .000 551.296 10,543.114 4,309.501 12-2034 56.877 1 0.8 0.000 0.000 64.271 .000 502.674 11,045.788 4,424.349 12-2035 56.877 1 0.8 0.000 0.000 59.132 .000 457.939 11,503.727 4,519.471 12-2036 56.877 1 0.8 0.000 0.000 54.548 .000 418.025 11,921.752 4,598.404 12-2037 56.877 1 0.8 0.000 0.000 50.044 .000 378.814 12,300.565 4,663.426 S Tot 884.125 0.000 0.000 2,499.984 8,580.621 12,300.565 12,300.565 4,663.426 After 1,361.232 0.000 0.000 497.618 .000 2,971.122 15,271.688 4,952.995 Total 2,245.357 0.000 0.000 2,997.602 8,580.621 15,271.688 15,271.688 4,952.995 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 8,334.962 Oil Rate 32,241. 126. bbls/mo 96.3% 1.20 0.0% 3,092. 5,799. $/w/mo Expense 81.7202 81.7202 8.00 6,056.384 Gas Rate 208,281. 814. Mcf/mo 0.0% 0.00 0.0% 10.00 4,952.995 GOR 6,460. 6,460. scf/bbl Revenue 12.00 4,078.116 NGL Rate 8,381. 66. bbls/mo Oil 60.6259 60.6259 NGL Yield 40.2 81.1 bbl/MMcf Gas 60.6259 60.6259 15.00 3,073.392 Gas Shrinkage 63.1 25.9% ______________________________ ______________________ 20.00 1,938.276 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 14.2 % Start Date: 06/2022 7 Months in year ‘22 39.515 Year Life (12/2061) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 622 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 30

Figure 31

LILIS ENERGY, INC. -- TBD 22-23 PUD 4 (2.0 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl			12/2018 Cumulatives	42.03 Year Life (01/2061) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	20,186.	96.3	1.20	8.0	137.	Initial	Final	Oil - mbbls	0.0	854.7	854.7	60.625 NI	518.149	29,893.444	1,850.733	6,019.546	15,378.094	5,061.825
Gas - mcf/mo	91,646.	0.0	0.00	8.0	623.	4,540.	4,540.	Gas - mmcf	0.0	3,880.2	3,880.2	81.720 WI	1,740.772	3,237.836	904.072	12,010.418		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP B

TBD 22-23 PUD 4 (2.0 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 624

Table 31 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 22-23 PUD 4 (2.0 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 215.4 978.1 80.1 130.608 438.789 48.566 57.693 1.860 15.734 12-2021 98.3 446.2 36.5 59.583 200.176 22.156 57.693 1.860 15.734 12-2022 66.1 300.3 24.6 40.098 134.714 14.910 57.693 1.860 15.734 12-2023 50.7 230.3 18.9 30.756 103.329 11.437 57.693 1.860 15.734 12-2024 41.6 189.0 15.5 25.237 84.786 9.384 57.693 1.860 15.734 12-2025 35.3 160.4 13.1 21.419 71.958 7.964 57.693 1.860 15.734 12-2026 30.9 140.2 11.5 18.718 62.883 6.960 57.693 1.860 15.734 12-2027 27.5 124.8 10.2 16.668 55.999 6.198 57.693 1.860 15.734 12-2028 24.9 113.0 9.3 15.095 50.714 5.613 57.693 1.860 15.734 12-2029 22.7 103.0 8.4 13.748 46.188 5.112 57.693 1.860 15.734 12-2030 20.8 94.7 7.8 12.640 42.466 4.700 57.693 1.860 15.734 12-2031 19.2 87.1 7.1 11.630 39.070 4.324 57.693 1.860 15.734 12-2032 17.7 80.3 6.6 10.728 36.041 3.989 57.693 1.860 15.734 12-2033 16.2 73.7 6.0 9.842 33.065 3.660 57.693 1.860 15.734 12-2034 14.9 67.8 5.6 9.055 30.422 3.367 57.693 1.860 15.734 12-2035 13.7 62.4 5.1 8.331 27.990 3.098 57.693 1.860 15.734 12-2036 12.7 57.6 4.7 7.685 25.820 2.858 57.693 1.860 15.734 12-2037 11.6 52.8 4.3 7.051 23.688 2.622 57.693 1.860 15.734 S Tot 740.4 3,361.6 275.3 448.893 1,508.101 166.920 57.693 1.860 15.734 After 114.2 518.6 42.5 69.256 232.671 25.753 57.693 1.860 15.734 Total 854.7 3,880.2 317.8 518.149 1,740.772 192.672 57.693 1.860 15.734 Cum .0 .0 .0 Ult 854.7 3,880.2 317.8 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 7,535.121 816.148 764.159 0.000 0.000 9,115.429 466.507 227.886 4.183 12-2021 3,437.529 372.328 348.610 0.000 0.000 4,158.466 212.821 103.962 4.480 12-2022 2,313.384 250.569 234.607 0.000 0.000 2,798.560 143.224 69.964 4.738 12-2023 1,774.427 192.193 179.950 0.000 0.000 2,146.570 109.857 53.664 4.977 12-2024 1,455.991 157.702 147.656 0.000 0.000 1,761.350 90.142 44.034 5.201 12-2025 1,235.704 133.842 125.316 0.000 0.000 1,494.863 76.504 37.372 5.424 12-2026 1,079.867 116.963 109.513 0.000 0.000 1,306.342 66.856 32.659 5.637 12-2027 961.645 104.158 97.523 0.000 0.000 1,163.327 59.536 29.083 5.844 12-2028 870.894 94.329 88.320 0.000 0.000 1,053.543 53.918 26.339 6.042 12-2029 793.161 85.909 80.437 0.000 0.000 959.507 49.105 23.988 6.247 12-2030 729.240 78.986 73.954 0.000 0.000 882.180 45.148 22.054 6.448 12-2031 670.939 72.671 68.042 0.000 0.000 811.652 41.539 20.291 6.665 12-2032 618.921 67.037 62.767 0.000 0.000 748.724 38.318 18.718 6.893 12-2033 567.818 61.502 57.584 0.000 0.000 686.904 35.154 17.173 7.158 12-2034 522.422 56.585 52.980 0.000 0.000 631.987 32.344 15.800 7.437 12-2035 480.656 52.061 48.745 0.000 0.000 581.462 29.758 14.537 7.740 12-2036 443.390 48.025 44.966 0.000 0.000 536.381 27.451 13.410 8.058 12-2037 406.781 44.059 41.253 0.000 0.000 492.093 25.184 12.302 8.428 S Tot 25,897.890 2,805.067 2,626.382 0.000 0.000 31,329.340 1,603.365 783.233 5.214 After 3,995.554 432.769 405.201 0.000 0.000 4,833.523 247.369 120.838 14.451 Total 29,893.444 3,237.836 3,031.583 0.000 0.000 36,162.863 1,850.733 904.072 6.448 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 12,010.418 -12,010.418 -12,010.418 -11,051.133 12-2020 54.737 1 0.8 0.000 0.000 929.552 .000 7,436.748 -4,573.670 -4,553.273 12-2021 56.877 1 0.8 0.000 0.000 424.062 .000 3,360.744 -1,212.926 -1,893.977 12-2022 56.877 1 0.8 0.000 0.000 285.385 .000 2,243.110 1,030.184 -282.683 12-2023 56.877 1 0.8 0.000 0.000 218.898 .000 1,707.274 2,737.458 831.543 12-2024 56.877 1 0.8 0.000 0.000 179.615 .000 1,390.682 4,128.140 1,656.273 12-2025 56.877 1 0.8 0.000 0.000 152.440 .000 1,171.671 5,299.811 2,287.753 12-2026 56.877 1 0.8 0.000 0.000 133.215 .000 1,016.736 6,316.547 2,785.859 12-2027 56.877 1 0.8 0.000 0.000 118.631 .000 899.199 7,215.746 3,186.310 12-2028 56.877 1 0.8 0.000 0.000 107.436 .000 808.973 8,024.719 3,513.774 12-2029 56.877 1 0.8 0.000 0.000 97.846 .000 731.690 8,756.410 3,782.990 12-2030 56.877 1 0.8 0.000 0.000 89.961 .000 668.139 9,424.549 4,006.485 12-2031 56.877 1 0.8 0.000 0.000 82.769 .000 610.176 10,034.725 4,192.049 12-2032 56.877 1 0.8 0.000 0.000 76.352 .000 558.459 10,593.184 4,346.436 12-2033 56.877 1 0.8 0.000 0.000 70.047 .000 507.652 11,100.836 4,474.011 12-2034 56.877 1 0.8 0.000 0.000 64.447 .000 462.520 11,563.356 4,579.685 12-2035 56.877 1 0.8 0.000 0.000 59.295 .000 420.995 11,984.351 4,667.134 12-2036 56.877 1 0.8 0.000 0.000 54.698 .000 383.945 12,368.296 4,739.632 12-2037 56.877 1 0.8 0.000 0.000 50.181 .000 347.548 12,715.844 4,799.288 S Tot 1,021.650 0.000 0.000 3,194.830 12,010.418 12,715.844 12,715.844 4,799.288 After 1,310.165 0.000 0.000 492.902 .000 2,662.250 15,378.094 5,061.825 Total 2,331.815 0.000 0.000 3,687.731 12,010.418 15,378.094 15,378.094 5,061.825 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 8,600.049 Oil Rate 39,541. 136. bbls/mo 96.3% 1.20 0.0% 3,180. 5,799. $/w/mo Expense 81.7202 81.7202 8.00 6,246.395 Gas Rate 179,519. 618. Mcf/mo 0.0% 0.00 0.0% 10.00 5,061.825 GOR 4,540. 4,540. scf/bbl Revenue 12.00 4,091.501 NGL Rate 7,644. 51. bbls/mo Oil 60.6259 60.6259 NGL Yield 42.6 84.0 bbl/MMcf Gas 60.6259 60.6259 15.00 2,928.794 Gas Shrinkage 62.2 25.9% ______________________________ ______________________ 20.00 1,517.317 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 14.8 % Start Date: 01/2020 12 Months in year ‘20 41.037 Year Life (01/2061) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 624 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 31

Figure 32

LILIS ENERGY, INC. -- TBD 22-23 PUD 5 (2.0 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	42.20 Year Life (03/2061) Remaining Reserves	Ultimate Recovery	Current Interest %	Net Oil Prod. Net Gas Sales mbbl/mmcf	Oil Revenue Gas Revenue M$	Prod. Tax Adv. Tax M$	Expenses Investments M$	Future Net Cash Flow M$	Cash Flow Disc.@10.0% M$
Oil - bbls/mo	20,186.	96.3	1.20	7.8	137.	4,540.	4,540.	Oil - mbbls	0.0	854.7	854.7	60.625 NI	518.149	29,893.444	1,850.733	6,019.319	15,378.321	4,983.410
Gas - mcf/mo	91,646.	0.0	0.00	7.8	622.			Gas - mmcf	0.0	3,880.2	3,880.2	81.720 WI	1,740.772	3,237.836	904.072	12,010.418		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP B

TBD 22-23 PUD 5 (2.0 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 625

Table 32 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 22-23 PUD 5 (2.0 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 193.1 876.7 71.8 117.066 393.294 43.531 57.693 1.860 15.734 12-2021 107.4 487.8 39.9 65.134 218.824 24.220 57.693 1.860 15.734 12-2022 69.8 316.7 25.9 42.289 142.073 15.725 57.693 1.860 15.734 12-2023 52.7 239.3 19.6 31.952 107.346 11.881 57.693 1.860 15.734 12-2024 42.9 194.7 15.9 25.999 87.347 9.668 57.693 1.860 15.734 12-2025 36.2 164.4 13.5 21.948 73.737 8.161 57.693 1.860 15.734 12-2026 31.5 143.1 11.7 19.109 64.199 7.106 57.693 1.860 15.734 12-2027 28.0 127.1 10.4 16.971 57.015 6.311 57.693 1.860 15.734 12-2028 25.3 114.9 9.4 15.337 51.527 5.703 57.693 1.860 15.734 12-2029 23.0 104.4 8.6 13.945 46.851 5.186 57.693 1.860 15.734 12-2030 21.1 96.0 7.9 12.814 43.051 4.765 57.693 1.860 15.734 12-2031 19.4 88.3 7.2 11.790 39.609 4.384 57.693 1.860 15.734 12-2032 17.9 81.4 6.7 10.876 36.538 4.044 57.693 1.860 15.734 12-2033 16.5 74.7 6.1 9.978 33.522 3.710 57.693 1.860 15.734 12-2034 15.1 68.7 5.6 9.180 30.842 3.414 57.693 1.860 15.734 12-2035 13.9 63.2 5.2 8.446 28.376 3.141 57.693 1.860 15.734 12-2036 12.9 58.3 4.8 7.791 26.176 2.897 57.693 1.860 15.734 12-2037 11.8 53.5 4.4 7.148 24.015 2.658 57.693 1.860 15.734 S Tot 738.6 3,353.2 274.6 447.774 1,504.341 166.504 57.693 1.860 15.734 After 116.1 527.0 43.2 70.375 236.431 26.169 57.693 1.860 15.734 Total 854.7 3,880.2 317.8 518.149 1,740.772 192.672 57.693 1.860 15.734 Cum .0 .0 .0 Ult 854.7 3,880.2 317.8 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 6,753.850 731.527 684.928 0.000 0.000 8,170.305 418.138 204.258 4.165 12-2021 3,757.762 407.013 381.086 0.000 0.000 4,545.861 232.647 113.647 4.435 12-2022 2,439.747 264.255 247.422 0.000 0.000 2,951.425 151.047 73.786 4.697 12-2023 1,843.399 199.663 186.945 0.000 0.000 2,230.007 114.127 55.750 4.938 12-2024 1,499.975 162.466 152.117 0.000 0.000 1,814.558 92.865 45.364 5.165 12-2025 1,266.248 137.151 128.414 0.000 0.000 1,531.812 78.395 38.295 5.389 12-2026 1,102.464 119.411 111.804 0.000 0.000 1,333.679 68.255 33.342 5.602 12-2027 979.095 106.048 99.293 0.000 0.000 1,184.436 60.617 29.611 5.811 12-2028 884.843 95.840 89.735 0.000 0.000 1,070.417 54.782 26.760 6.009 12-2029 804.542 87.142 81.591 0.000 0.000 973.275 49.810 24.332 6.214 12-2030 739.297 80.075 74.974 0.000 0.000 894.346 45.771 22.359 6.414 12-2031 680.192 73.673 68.980 0.000 0.000 822.846 42.111 20.571 6.628 12-2032 627.456 67.961 63.632 0.000 0.000 759.050 38.846 18.976 6.853 12-2033 575.649 62.350 58.378 0.000 0.000 696.377 35.639 17.409 7.114 12-2034 529.627 57.365 53.711 0.000 0.000 640.703 32.790 16.018 7.389 12-2035 487.285 52.779 49.417 0.000 0.000 589.481 30.168 14.737 7.688 12-2036 449.505 48.687 45.586 0.000 0.000 543.778 27.829 13.594 8.002 12-2037 412.391 44.667 41.822 0.000 0.000 498.880 25.532 12.472 8.367 S Tot 25,833.328 2,798.074 2,619.835 0.000 0.000 31,251.237 1,599.367 781.281 5.205 After 4,060.116 439.762 411.748 0.000 0.000 4,911.626 251.366 122.791 14.357 Total 29,893.444 3,237.836 3,031.583 0.000 0.000 36,162.863 1,850.733 904.072 6.448 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 45.257 1 0.8 0.000 0.000 833.172 12,010.418 -5,340.937 -5,340.937 -5,111.539 12-2021 56.877 1 0.8 0.000 0.000 463.567 .000 3,679.123 -1,661.814 -2,199.038 12-2022 56.877 1 0.8 0.000 0.000 300.973 .000 2,368.741 706.927 -497.226 12-2023 56.877 1 0.8 0.000 0.000 227.406 .000 1,775.847 2,482.774 661.850 12-2024 56.877 1 0.8 0.000 0.000 185.041 .000 1,434.411 3,917.185 1,512.556 12-2025 56.877 1 0.8 0.000 0.000 156.208 .000 1,202.038 5,119.223 2,160.425 12-2026 56.877 1 0.8 0.000 0.000 136.003 .000 1,039.202 6,158.425 2,669.550 12-2027 56.877 1 0.8 0.000 0.000 120.784 .000 916.548 7,074.973 3,077.735 12-2028 56.877 1 0.8 0.000 0.000 109.156 .000 822.841 7,897.814 3,410.817 12-2029 56.877 1 0.8 0.000 0.000 99.250 .000 743.006 8,640.820 3,684.200 12-2030 56.877 1 0.8 0.000 0.000 91.202 .000 678.138 9,318.958 3,911.039 12-2031 56.877 1 0.8 0.000 0.000 83.910 .000 619.376 9,938.334 4,099.401 12-2032 56.877 1 0.8 0.000 0.000 77.405 .000 566.945 10,505.279 4,256.134 12-2033 56.877 1 0.8 0.000 0.000 71.014 .000 515.438 11,020.717 4,385.666 12-2034 56.877 1 0.8 0.000 0.000 65.336 .000 469.683 11,490.400 4,492.976 12-2035 56.877 1 0.8 0.000 0.000 60.113 .000 427.586 11,917.985 4,581.794 12-2036 56.877 1 0.8 0.000 0.000 55.452 .000 390.025 12,308.010 4,655.440 12-2037 56.877 1 0.8 0.000 0.000 50.874 .000 353.125 12,661.135 4,716.054 S Tot 1,012.171 0.000 0.000 3,186.865 12,010.418 12,661.135 12,661.135 4,716.054 After 1,319.417 0.000 0.000 500.866 .000 2,717.186 15,378.321 4,983.410 Total 2,331.588 0.000 0.000 3,687.731 12,010.418 15,378.321 15,378.321 4,983.410 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 8,531.589 Oil Rate 39,541. 136. bbls/mo 96.3% 1.20 0.0% 3,180. 5,335. $/w/mo Expense 81.7202 81.7202 8.00 6,168.129 Gas Rate 179,519. 618. Mcf/mo 0.0% 0.00 0.0% 10.00 4,983.410 GOR 4,540. 4,540. scf/bbl Revenue 12.00 4,016.267 NGL Rate 7,644. 46. bbls/mo Oil 60.6259 60.6259 NGL Yield 42.6 75.8 bbl/MMcf Gas 60.6259 60.6259 15.00 2,862.567 Gas Shrinkage 62.2 25.9% ______________________________ ______________________ 20.00 1,472.820 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.3 % Start Date: 03/2020 10 Months in year ‘20 41.034 Year Life (03/2061) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 625 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 32

Figure 33

LILIS ENERGY, INC. -- TBD 5-14 PUD 2 (2.0 XY)
PHANTOM (WOLFCAMP XY) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	9,317.	96.3	1.20	7.8	87.	Initial	Final
Gas - mcf/mo	167,235.	0.0	0.00	7.8	1,554.	17,900.	17,900.

	12/2018 Cumulatives	39.24 Year Life (03/2058) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	391.1	391.1	58.500 NI	228.791	13,199.592	1,432.051	3,630.511	10,288.530	3,214.355
Gas - mmcf	0.0	7,020.2	7,020.2	78.000 WI	3,039.030	5,652.597	603.618	8,190.000		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir: WOLFCAMP XY

TBD 5-14 PUD 2 (2.0 XY)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 627

Table 33 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TBD 5-14 PUD 2 (2.0 XY) PHANTOM (WOLFCAMP XY) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 99.3 1,781.9 145.9 58.072 771.368 85.377 57.693 1.860 15.734 12-2022 45.4 815.4 66.8 26.573 352.969 39.067 57.693 1.860 15.734 12-2023 30.6 548.4 44.9 17.873 237.411 26.277 57.693 1.860 15.734 12-2024 23.5 421.6 34.5 13.740 182.504 20.200 57.693 1.860 15.734 12-2025 19.2 344.0 28.2 11.211 148.919 16.483 57.693 1.860 15.734 12-2026 16.3 292.8 24.0 9.543 126.756 14.030 57.693 1.860 15.734 12-2027 14.3 255.9 21.0 8.339 110.764 12.260 57.693 1.860 15.734 12-2028 12.7 228.4 18.7 7.445 98.889 10.945 57.693 1.860 15.734 12-2029 11.5 205.7 16.9 6.705 89.066 9.858 57.693 1.860 15.734 12-2030 10.5 187.9 15.4 6.124 81.347 9.004 57.693 1.860 15.734 12-2031 9.6 172.8 14.2 5.631 74.791 8.278 57.693 1.860 15.734 12-2032 8.9 159.4 13.1 5.194 68.992 7.636 57.693 1.860 15.734 12-2033 8.1 146.2 12.0 4.765 63.296 7.006 57.693 1.860 15.734 12-2034 7.5 134.5 11.0 4.384 58.236 6.446 57.693 1.860 15.734 12-2035 6.9 123.8 10.1 4.034 53.580 5.930 57.693 1.860 15.734 12-2036 6.4 114.2 9.4 3.721 49.426 5.471 57.693 1.860 15.734 12-2037 5.8 104.7 8.6 3.414 45.345 5.019 57.693 1.860 15.734 S Tot 336.4 6,037.6 494.5 196.767 2,613.659 289.285 57.693 1.860 15.734 After 54.7 982.6 80.5 32.024 425.372 47.081 57.693 1.860 15.734 Total 391.1 7,020.2 575.0 228.791 3,039.030 336.366 57.693 1.860 15.734 Cum .0 .0 .0 Ult 391.1 7,020.2 575.0 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 3,350.328 1,434.745 1,343.351 0.000 0.000 6,128.424 363.484 153.211 1.904 12-2022 1,533.069 656.522 614.701 0.000 0.000 2,804.292 166.326 70.107 2.178 12-2023 1,031.160 441.584 413.455 0.000 0.000 1,886.199 111.873 47.155 2.417 12-2024 792.680 339.457 317.834 0.000 0.000 1,449.971 86.000 36.249 2.636 12-2025 646.807 276.989 259.344 0.000 0.000 1,183.140 70.173 29.579 2.850 12-2026 550.547 235.766 220.748 0.000 0.000 1,007.061 59.730 25.177 3.053 12-2027 481.087 206.021 192.897 0.000 0.000 880.005 52.194 22.000 3.250 12-2028 429.512 183.934 172.218 0.000 0.000 785.664 46.599 19.642 3.437 12-2029 386.845 165.663 155.110 0.000 0.000 707.618 41.970 17.690 3.630 12-2030 353.321 151.306 141.668 0.000 0.000 646.294 38.332 16.157 3.815 12-2031 324.844 139.111 130.250 0.000 0.000 594.205 35.243 14.855 4.001 12-2032 299.659 128.326 120.151 0.000 0.000 548.136 32.511 13.703 4.195 12-2033 274.917 117.730 110.231 0.000 0.000 502.878 29.826 12.572 4.421 12-2034 252.938 108.318 101.418 0.000 0.000 462.674 27.442 11.567 4.658 12-2035 232.716 99.658 93.310 0.000 0.000 425.684 25.248 10.642 4.916 12-2036 214.673 91.932 86.076 0.000 0.000 392.681 23.290 9.817 5.188 12-2037 196.948 84.341 78.969 0.000 0.000 360.258 21.367 9.006 5.503 S Tot 11,352.050 4,861.405 4,551.730 0.000 0.000 20,765.184 1,231.608 519.130 2.811 After 1,847.542 791.192 740.792 0.000 0.000 3,379.526 200.444 84.488 9.919 Total 13,199.592 5,652.597 5,292.522 0.000 0.000 24,144.710 1,432.051 603.618 3.806 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 8,190.000 -8,190.000 -8,190.000 -6,849.438 12-2021 52.245 1 0.8 0.000 0.000 408.826 .000 5,150.658 -3,039.342 -2,758.435 12-2022 54.288 1 0.8 0.000 0.000 187.074 .000 2,326.497 -712.844 -1,084.715 12-2023 54.288 1 0.8 0.000 0.000 125.828 .000 1,547.055 834.211 -74.355 12-2024 54.288 1 0.8 0.000 0.000 96.727 .000 1,176.707 2,010.918 623.763 12-2025 54.288 1 0.8 0.000 0.000 78.927 .000 950.173 2,961.091 1,136.002 12-2026 54.288 1 0.8 0.000 0.000 67.181 .000 800.685 3,761.777 1,528.340 12-2027 54.288 1 0.8 0.000 0.000 58.705 .000 692.818 4,454.595 1,836.926 12-2028 54.288 1 0.8 0.000 0.000 52.411 .000 612.724 5,067.319 2,084.980 12-2029 54.288 1 0.8 0.000 0.000 47.205 .000 546.465 5,613.784 2,286.063 12-2030 54.288 1 0.8 0.000 0.000 43.114 .000 494.402 6,108.186 2,451.448 12-2031 54.288 1 0.8 0.000 0.000 39.639 .000 450.180 6,558.366 2,588.357 12-2032 54.288 1 0.8 0.000 0.000 36.566 .000 411.068 6,969.434 2,701.999 12-2033 54.288 1 0.8 0.000 0.000 33.547 .000 372.645 7,342.078 2,795.648 12-2034 54.288 1 0.8 0.000 0.000 30.865 .000 338.512 7,680.591 2,872.991 12-2035 54.288 1 0.8 0.000 0.000 28.397 .000 307.109 7,987.700 2,936.784 12-2036 54.288 1 0.8 0.000 0.000 26.196 .000 279.090 8,266.790 2,989.485 12-2037 54.288 1 0.8 0.000 0.000 24.033 .000 251.564 8,518.353 3,032.666 S Tot 920.853 0.000 0.000 1,385.241 8,190.000 8,518.353 8,518.353 3,032.666 After 1,098.970 0.000 0.000 225.447 .000 1,770.177 10,288.530 3,214.355 Total 2,019.823 0.000 0.000 1,610.688 8,190.000 10,288.530 10,288.530 3,214.355 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 5,615.246 Oil Rate 18,250. 86. bbls/mo 96.3% 1.20 0.0% 3,179. 5,800. $/w/mo Expense 78.0000 78.0000 8.00 4,010.165 Gas Rate 327,587. 1,548. Mcf/mo 0.0% 0.00 0.0% 10.00 3,214.355 GOR 17,900. 17,900. scf/bbl Revenue 12.00 2,572.199 NGL Rate 13,950. 129. bbls/mo Oil 58.5000 58.5000 NGL Yield 42.6 83.7 bbl/MMcf Gas 58.5000 58.5000 15.00 1,819.205 Gas Shrinkage 62.2 25.8% ______________________________ ______________________ 20.00 940.859 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 13.6 % Start Date: 01/2021 12 Months in year ‘21 37.247 Year Life (03/2058) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 627 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 33

Figure 34
LILIS ENERGY, INC. -- TIGER PUD 1 (1.5 3RD BS)
PHANTOM (3RD BONE SPRINGS) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	41.07 Year Life (01/2060) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	11,902.	96.3	1.20	8.0	112.	Initial	Final	Oil - mbbls	0.0	511.9	511.9	72.251	NI	369.855	21,337.959	1,463.364	4,616.950	11,791.711	3,196.446
Gas - mcf/mo	76,885.	0.0	0.00	8.0	726.	6,460.	6,460.	Gas - mmcf	0.0	3,306.9	3,306.9	87.056	WI	1,768.054	3,288.580	692.641	9,140.968		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir: 3RD BONE SPRINGS

TIGER PUD 1 (1.5 3RD BS)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 628

Table 34 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TIGER PUD 1 (1.5 3RD BS) PHANTOM (3RD BONE SPRINGS) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2022 59.9 386.9 31.7 43.268 206.838 22.893 57.693 1.860 15.734 12-2023 93.3 602.9 49.4 67.432 322.350 35.678 57.693 1.860 15.734 12-2024 51.0 329.4 27.0 36.844 176.131 19.495 57.693 1.860 15.734 12-2025 36.2 233.8 19.1 26.149 125.005 13.836 57.693 1.860 15.734 12-2026 28.5 184.1 15.1 20.586 98.409 10.892 57.693 1.860 15.734 12-2027 23.7 152.9 12.5 17.105 81.770 9.050 57.693 1.860 15.734 12-2028 20.4 131.8 10.8 14.741 70.470 7.800 57.693 1.860 15.734 12-2029 17.9 115.6 9.5 12.934 61.831 6.844 57.693 1.860 15.734 12-2030 16.0 103.5 8.5 11.578 55.347 6.126 57.693 1.860 15.734 12-2031 14.5 93.9 7.7 10.500 50.194 5.556 57.693 1.860 15.734 12-2032 13.3 86.2 7.1 9.644 46.102 5.103 57.693 1.860 15.734 12-2033 12.2 79.1 6.5 8.846 42.290 4.681 57.693 1.860 15.734 12-2034 11.3 72.8 6.0 8.139 38.909 4.306 57.693 1.860 15.734 12-2035 10.4 67.0 5.5 7.489 35.798 3.962 57.693 1.860 15.734 12-2036 9.6 61.8 5.1 6.908 33.023 3.655 57.693 1.860 15.734 12-2037 8.8 56.7 4.6 6.338 30.296 3.353 57.693 1.860 15.734 S Tot 427.0 2,758.3 225.9 308.502 1,474.761 163.230 57.693 1.860 15.734 After 84.9 548.6 44.9 61.353 293.293 32.462 57.693 1.860 15.734 Total 511.9 3,306.9 270.8 369.855 1,768.054 195.692 57.693 1.860 15.734 Cum .0 .0 .0 Ult 511.9 3,306.9 270.8 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2022 2,496.250 384.719 360.212 0.000 0.000 3,241.181 171.194 81.030 3.165 12-2023 3,890.321 599.572 561.378 0.000 0.000 5,051.271 266.800 126.282 3.392 12-2024 2,125.654 327.603 306.735 0.000 0.000 2,759.991 145.778 69.000 3.740 12-2025 1,508.634 232.509 217.698 0.000 0.000 1,958.840 103.463 48.971 4.054 12-2026 1,187.662 183.041 171.381 0.000 0.000 1,542.084 81.450 38.552 4.347 12-2027 986.847 152.092 142.403 0.000 0.000 1,281.342 67.678 32.034 4.627 12-2028 850.474 131.074 122.725 0.000 0.000 1,104.273 58.326 27.607 4.892 12-2029 746.212 115.005 107.679 0.000 0.000 968.896 51.175 24.222 5.160 12-2030 667.965 102.946 96.388 0.000 0.000 867.300 45.809 21.682 5.417 12-2031 605.772 93.361 87.414 0.000 0.000 786.546 41.544 19.664 5.668 12-2032 556.383 85.749 80.287 0.000 0.000 722.419 38.157 18.060 5.907 12-2033 510.377 78.659 73.648 0.000 0.000 662.684 35.002 16.567 6.172 12-2034 469.574 72.370 67.760 0.000 0.000 609.704 32.204 15.243 6.450 12-2035 432.033 66.584 62.343 0.000 0.000 560.960 29.629 14.024 6.752 12-2036 398.537 61.422 57.509 0.000 0.000 517.468 27.332 12.937 7.069 12-2037 365.631 56.351 52.761 0.000 0.000 474.742 25.075 11.869 7.438 S Tot 17,798.325 2,743.056 2,568.321 0.000 0.000 23,109.703 1,220.615 577.743 4.375 After 3,539.634 545.524 510.774 0.000 0.000 4,595.932 242.749 114.898 13.154 Total 21,337.959 3,288.580 3,079.095 0.000 0.000 27,705.634 1,463.364 692.641 5.831 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2022 17.841 1 0.9 0.000 0.000 275.267 9,140.968 -6,445.118 -6,445.118 -4,653.211 12-2023 60.592 1 0.9 0.000 0.000 428.995 .000 4,168.603 -2,276.515 -1,919.137 12-2024 60.592 1 0.9 0.000 0.000 234.401 .000 2,250.221 -26.294 -582.129 12-2025 60.592 1 0.9 0.000 0.000 166.361 .000 1,579.454 1,553.161 270.020 12-2026 60.592 1 0.9 0.000 0.000 130.966 .000 1,230.524 2,783.685 873.270 12-2027 60.592 1 0.9 0.000 0.000 108.822 .000 1,012.217 3,795.902 1,324.267 12-2028 60.592 1 0.9 0.000 0.000 93.784 .000 863.965 4,659.867 1,674.116 12-2029 60.592 1 0.9 0.000 0.000 82.287 .000 750.620 5,410.487 1,950.374 12-2030 60.592 1 0.9 0.000 0.000 73.658 .000 665.558 6,076.046 2,173.045 12-2031 60.592 1 0.9 0.000 0.000 66.800 .000 597.947 6,673.993 2,354.904 12-2032 60.592 1 0.9 0.000 0.000 61.354 .000 544.256 7,218.249 2,505.367 12-2033 60.592 1 0.9 0.000 0.000 56.280 .000 494.243 7,712.492 2,629.573 12-2034 60.592 1 0.9 0.000 0.000 51.781 .000 449.885 8,162.377 2,732.361 12-2035 60.592 1 0.9 0.000 0.000 47.641 .000 409.074 8,571.451 2,817.333 12-2036 60.592 1 0.9 0.000 0.000 43.948 .000 372.661 8,944.112 2,887.702 12-2037 60.592 1 0.9 0.000 0.000 40.319 .000 336.888 9,281.000 2,945.529 S Tot 926.714 0.000 0.000 1,962.663 9,140.968 9,281.000 9,281.000 2,945.529 After 1,337.249 0.000 0.000 390.324 .000 2,510.711 11,791.711 3,196.446 Total 2,263.963 0.000 0.000 2,352.987 9,140.968 11,791.711 11,791.711 3,196.446 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 5,971.813 Oil Rate 23,877. 111. bbls/mo 96.3% 1.20 0.0% 3,092. 5,799. $/w/mo Expense 87.0568 87.0568 8.00 4,092.212 Gas Rate 154,246. 719. Mcf/mo 0.0% 0.00 0.0% 10.00 3,196.446 GOR 6,460. 6,460. scf/bbl Revenue 12.00 2,496.645 NGL Rate 6,206. 60. bbls/mo Oil 72.2518 72.2518 NGL Yield 40.2 84.2 bbl/MMcf Gas 72.2518 72.2518 15.00 1,709.380 Gas Shrinkage 63.1 25.6% ______________________________ ______________________ 20.00 852.661 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 15.5 % Start Date: 09/2022 4 Months in year ‘22 37.403 Year Life (01/2060) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 628 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 34

Figure 35

LILIS ENERGY, INC. -- TIGER PUD 2 (1.5 WC B)

PHANTOM (WOLFCAMP B) FIELD

WINKLER COUNTY, TEXAS

Reserve Category : PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	40.71 Year Life (09/2059) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,984.	96.3	1.20	8.1	121.	Initial	Final	Oil - mbbls	0.0	631.7	631.7	72.251 NI	456.402	26,331.115	1,630.186	5,261.938	15,023.996	5,531.958
Gas - mcf/mo	68,029.	0.0	0.00	8.1	550.	4,540.	4,540.	Gas - mmcf	0.0	2,867.8	2,867.8	87.056 WI	1,533.329	2,851.991	796.336	9,140.968		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir : WOLFCAMP B

TIGER PUD 2 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

Cawley, Gillespie & Associates, Inc.

MKR G:\CGA8538\PHD \PUD.out

(DEFAULT) ASN 629

Table 35 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- TIGER PUD 2 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 57.4 260.6 21.3 41.474 139.337 15.422 57.693 1.860 15.734 12-2021 124.4 564.8 46.3 89.886 301.981 33.424 57.693 1.860 15.734 12-2022 64.8 294.2 24.1 46.824 157.308 17.411 57.693 1.860 15.734 12-2023 45.6 206.9 16.9 32.924 110.611 12.243 57.693 1.860 15.734 12-2024 35.7 162.3 13.3 25.825 86.762 9.603 57.693 1.860 15.734 12-2025 29.5 134.0 11.0 21.319 71.622 7.927 57.693 1.860 15.734 12-2026 25.3 114.9 9.4 18.283 61.425 6.799 57.693 1.860 15.734 12-2027 22.2 100.9 8.3 16.062 53.961 5.973 57.693 1.860 15.734 12-2028 19.9 90.5 7.4 14.397 48.367 5.353 57.693 1.860 15.734 12-2029 18.0 81.7 6.7 13.006 43.696 4.836 57.693 1.860 15.734 12-2030 16.5 74.8 6.1 11.906 40.001 4.427 57.693 1.860 15.734 12-2031 15.2 68.8 5.6 10.952 36.795 4.073 57.693 1.860 15.734 12-2032 14.0 63.5 5.2 10.103 33.942 3.757 57.693 1.860 15.734 12-2033 12.8 58.2 4.8 9.269 31.140 3.447 57.693 1.860 15.734 12-2034 11.8 53.6 4.4 8.528 28.650 3.171 57.693 1.860 15.734 12-2035 10.9 49.3 4.0 7.846 26.360 2.918 57.693 1.860 15.734 12-2036 10.0 45.5 3.7 7.238 24.316 2.691 57.693 1.860 15.734 12-2037 9.2 41.7 3.4 6.640 22.308 2.469 57.693 1.860 15.734 S Tot 543.2 2,466.2 202.0 392.482 1,318.583 145.944 57.693 1.860 15.734 After 88.5 401.6 32.9 63.920 214.746 23.769 57.693 1.860 15.734 Total 631.7 2,867.8 234.9 456.402 1,533.329 169.712 57.693 1.860 15.734 Cum .0 .0 .0 Ult 631.7 2,867.8 234.9 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 2,392.765 259.167 242.657 0.000 0.000 2,894.589 148.138 72.365 3.703 12-2021 5,185.775 561.685 525.905 0.000 0.000 6,273.365 321.057 156.834 3.905 12-2022 2,701.380 292.593 273.955 0.000 0.000 3,267.929 167.245 81.698 4.249 12-2023 1,899.475 205.737 192.631 0.000 0.000 2,297.843 117.598 57.446 4.553 12-2024 1,489.922 161.377 151.097 0.000 0.000 1,802.396 92.243 45.060 4.833 12-2025 1,229.932 133.217 124.731 0.000 0.000 1,487.880 76.146 37.197 5.109 12-2026 1,054.821 114.250 106.973 0.000 0.000 1,276.045 65.305 31.901 5.371 12-2027 926.653 100.368 93.975 0.000 0.000 1,120.996 57.370 28.025 5.625 12-2028 830.588 89.963 84.232 0.000 0.000 1,004.784 51.423 25.120 5.867 12-2029 750.366 81.274 76.097 0.000 0.000 907.737 46.456 22.693 6.117 12-2030 686.917 74.402 69.662 0.000 0.000 830.981 42.528 20.775 6.356 12-2031 631.862 68.439 64.079 0.000 0.000 764.380 39.119 19.109 6.602 12-2032 582.873 63.133 59.111 0.000 0.000 705.117 36.086 17.628 6.860 12-2033 534.747 57.920 54.230 0.000 0.000 646.897 33.107 16.172 7.160 12-2034 491.995 53.289 49.895 0.000 0.000 595.179 30.460 14.879 7.475 12-2035 452.662 49.029 45.906 0.000 0.000 547.596 28.025 13.690 7.818 12-2036 417.566 45.228 42.347 0.000 0.000 505.141 25.852 12.629 8.178 12-2037 383.089 41.493 38.850 0.000 0.000 463.433 23.717 11.586 8.596 S Tot 22,643.389 2,452.564 2,296.334 0.000 0.000 27,392.287 1,401.875 684.807 5.006 After 3,687.726 399.427 373.983 0.000 0.000 4,461.136 228.311 111.528 14.954 Total 26,331.115 2,851.991 2,670.317 0.000 0.000 31,853.423 1,630.186 796.336 6.399 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 12.868 1 0.9 0.000 0.000 263.856 9,140.968 -6,743.606 -6,743.606 -5,827.806 12-2021 60.592 1 0.9 0.000 0.000 571.848 .000 5,163.035 -1,580.570 -1,728.247 12-2022 60.592 1 0.9 0.000 0.000 297.888 .000 2,660.506 1,079.936 184.740 12-2023 60.592 1 0.9 0.000 0.000 209.460 .000 1,852.748 2,932.683 1,394.474 12-2024 60.592 1 0.9 0.000 0.000 164.297 .000 1,440.205 4,372.889 2,248.812 12-2025 60.592 1 0.9 0.000 0.000 135.627 .000 1,178.317 5,551.206 2,883.993 12-2026 60.592 1 0.9 0.000 0.000 116.318 .000 1,001.929 6,553.135 3,374.911 12-2027 60.592 1 0.9 0.000 0.000 102.184 .000 872.825 7,425.960 3,763.656 12-2028 60.592 1 0.9 0.000 0.000 91.591 .000 776.059 8,202.019 4,077.822 12-2029 60.592 1 0.9 0.000 0.000 82.745 .000 695.251 8,897.271 4,333.648 12-2030 60.592 1 0.9 0.000 0.000 75.748 .000 631.339 9,528.610 4,544.836 12-2031 60.592 1 0.9 0.000 0.000 69.677 .000 575.883 10,104.493 4,719.971 12-2032 60.592 1 0.9 0.000 0.000 64.275 .000 526.536 10,631.029 4,865.535 12-2033 60.592 1 0.9 0.000 0.000 58.968 .000 478.059 11,109.088 4,985.674 12-2034 60.592 1 0.9 0.000 0.000 54.253 .000 434.995 11,544.083 5,085.060 12-2035 60.592 1 0.9 0.000 0.000 49.916 .000 395.374 11,939.457 5,167.187 12-2036 60.592 1 0.9 0.000 0.000 46.046 .000 360.023 12,299.479 5,235.169 12-2037 60.592 1 0.9 0.000 0.000 42.244 .000 325.294 12,624.773 5,291.006 S Tot 1,042.924 0.000 0.000 2,496.940 9,140.968 12,624.773 12,624.773 5,291.006 After 1,315.420 0.000 0.000 406.654 .000 2,399.223 15,023.996 5,531.958 Total 2,358.344 0.000 0.000 2,903.594 9,140.968 15,023.996 15,023.996 5,531.958 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 8,776.818 Oil Rate 29,352. 120. bbls/mo 96.3% 1.20 0.0% 3,179. 5,799. $/w/mo Expense 87.0568 87.0568 8.00 6,614.096 Gas Rate 133,258. 545. Mcf/mo 0.0% 0.00 0.0% 10.00 5,531.958 GOR 4,540. 4,540. scf/bbl Revenue 12.00 4,650.973 NGL Rate 5,674. 45. bbls/mo Oil 72.2518 72.2518 NGL Yield 42.6 84.1 bbl/MMcf Gas 72.2518 72.2518 15.00 3,604.829 Gas Shrinkage 62.2 25.7% ______________________________ ______________________ 20.00 2,356.103 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 15.6 % Start Date: 10/2020 3 Months in year ‘20 38.967 Year Life (09/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 629 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 35

Figure 36

LILIS ENERGY, INC. -- W AXIS PUD 4 (1.5 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category : PUD — As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}
Oil - bbls/mo	14,984.	96.3	1.20	7.8	135.
Gas - mcf/mo	68,029.	0.0	0.00	7.8	615.

GOR - scf/bbl Initial	Final
4,540.	4,540.

	12/2018 Cumulatives	40.19 Year Life (03/2059) Remaining Reserves	Ultimate Recovery
Oil - mbbls	0.0	629.6	629.6
Gas - mmcf	0.0	2,858.4	2,858.4

Current Interest %	NetOil Prod. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
73.867 NI	465.079	26,831.694	1,661.177	5,849.623	13,795.287	4,230.645
98.489 WI	1,562.478	2,906.210	811.475	10,341.424		



OIL (bbls/mo)
GAS (mcf/mo)
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
TIME (years)

Reservoir : WOLFCAMP B

W AXIS PUD 4 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 633

Table 36 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- W AXIS PUD 4 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 88.4 401.2 32.9 65.275 219.299 24.272 57.693 1.860 15.734 12-2022 106.4 483.2 39.6 78.620 264.133 29.235 57.693 1.860 15.734 12-2023 60.4 274.2 22.5 44.609 149.867 16.588 57.693 1.860 15.734 12-2024 43.6 198.0 16.2 32.210 108.213 11.977 57.693 1.860 15.734 12-2025 34.4 156.3 12.8 25.425 85.417 9.454 57.693 1.860 15.734 12-2026 28.7 130.3 10.7 21.199 71.221 7.883 57.693 1.860 15.734 12-2027 24.7 112.3 9.2 18.265 61.364 6.792 57.693 1.860 15.734 12-2028 21.9 99.2 8.1 16.141 54.226 6.002 57.693 1.860 15.734 12-2029 19.5 88.7 7.3 14.424 48.459 5.364 57.693 1.860 15.734 12-2030 17.7 80.5 6.6 13.094 43.990 4.869 57.693 1.860 15.734 12-2031 16.2 73.8 6.0 12.003 40.324 4.463 57.693 1.860 15.734 12-2032 15.0 68.0 5.6 11.071 37.195 4.117 57.693 1.860 15.734 12-2033 13.8 62.4 5.1 10.157 34.124 3.777 57.693 1.860 15.734 12-2034 12.7 57.4 4.7 9.345 31.396 3.475 57.693 1.860 15.734 12-2035 11.6 52.8 4.3 8.598 28.886 3.197 57.693 1.860 15.734 12-2036 10.7 48.7 4.0 7.931 26.646 2.949 57.693 1.860 15.734 12-2037 9.9 44.7 3.7 7.276 24.446 2.706 57.693 1.860 15.734 S Tot 535.6 2,431.7 199.2 395.643 1,329.204 147.119 57.693 1.860 15.734 After 94.0 426.8 35.0 69.435 233.275 25.819 57.693 1.860 15.734 Total 629.6 2,858.4 234.1 465.079 1,562.478 172.938 57.693 1.860 15.734 Cum .0 .0 .0 Ult 629.6 2,858.4 234.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 3,765.911 407.896 381.912 0.000 0.000 4,555.719 233.151 113.893 4.128 12-2022 4,535.834 491.288 459.992 0.000 0.000 5,487.114 280.818 137.178 4.392 12-2023 2,573.589 278.752 260.995 0.000 0.000 3,113.337 159.334 77.833 4.760 12-2024 1,858.286 201.276 188.454 0.000 0.000 2,248.016 115.048 56.200 5.089 12-2025 1,466.820 158.875 148.755 0.000 0.000 1,774.449 90.812 44.361 5.404 12-2026 1,223.042 132.471 124.032 0.000 0.000 1,479.545 75.720 36.989 5.702 12-2027 1,053.774 114.137 106.866 0.000 0.000 1,274.778 65.240 31.869 5.991 12-2028 931.193 100.860 94.435 0.000 0.000 1,126.488 57.651 28.162 6.265 12-2029 832.166 90.134 84.392 0.000 0.000 1,006.693 51.520 25.167 6.545 12-2030 755.414 81.821 76.609 0.000 0.000 913.844 46.768 22.846 6.813 12-2031 692.462 75.002 70.225 0.000 0.000 837.689 42.871 20.942 7.078 12-2032 638.731 69.183 64.776 0.000 0.000 772.689 39.544 19.317 7.344 12-2033 585.992 63.470 59.427 0.000 0.000 708.890 36.279 17.722 7.654 12-2034 539.144 58.396 54.676 0.000 0.000 652.216 33.379 16.305 7.979 12-2035 496.040 53.727 50.305 0.000 0.000 600.073 30.710 15.002 8.333 12-2036 457.582 49.562 46.405 0.000 0.000 553.549 28.329 13.839 8.705 12-2037 419.801 45.470 42.573 0.000 0.000 507.844 25.990 12.696 9.136 S Tot 22,825.781 2,472.319 2,314.831 0.000 0.000 27,612.931 1,413.167 690.323 5.483 After 4,005.913 433.891 406.252 0.000 0.000 4,846.055 248.010 121.151 15.520 Total 26,831.694 2,906.210 2,721.082 0.000 0.000 32,458.986 1,661.177 811.475 6.981 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 25.982 1 1.0 0.000 0.000 459.538 10,341.424 -6,618.269 -6,618.269 -5,328.776 12-2022 68.549 1 1.0 0.000 0.000 553.488 .000 4,447.082 -2,171.188 -2,122.411 12-2023 68.549 1 1.0 0.000 0.000 314.044 .000 2,493.577 322.390 -492.777 12-2024 68.549 1 1.0 0.000 0.000 226.758 .000 1,781.460 2,103.849 564.483 12-2025 68.549 1 1.0 0.000 0.000 178.990 .000 1,391.737 3,495.587 1,314.919 12-2026 68.549 1 1.0 0.000 0.000 149.242 .000 1,149.045 4,644.632 1,878.026 12-2027 68.549 1 1.0 0.000 0.000 128.587 .000 980.532 5,625.164 2,314.803 12-2028 68.549 1 1.0 0.000 0.000 113.629 .000 858.497 6,483.661 2,662.379 12-2029 68.549 1 1.0 0.000 0.000 101.546 .000 759.911 7,243.572 2,942.020 12-2030 68.549 1 1.0 0.000 0.000 92.180 .000 683.501 7,927.072 3,170.670 12-2031 68.549 1 1.0 0.000 0.000 84.498 .000 620.828 8,547.901 3,359.476 12-2032 68.549 1 1.0 0.000 0.000 77.941 .000 567.337 9,115.237 3,516.319 12-2033 68.549 1 1.0 0.000 0.000 71.506 .000 514.833 9,630.070 3,645.700 12-2034 68.549 1 1.0 0.000 0.000 65.789 .000 468.193 10,098.264 3,752.672 12-2035 68.549 1 1.0 0.000 0.000 60.530 .000 425.282 10,523.546 3,841.012 12-2036 68.549 1 1.0 0.000 0.000 55.837 .000 386.995 10,910.541 3,914.087 12-2037 68.549 1 1.0 0.000 0.000 51.226 .000 349.382 11,259.923 3,974.059 S Tot 1,122.764 0.000 0.000 2,785.330 10,341.424 11,259.923 11,259.923 3,974.059 After 1,452.705 0.000 0.000 488.824 .000 2,535.365 13,795.287 4,230.645 Total 2,575.469 0.000 0.000 3,274.154 10,341.424 13,795.287 13,795.287 4,230.645 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 7,423.493 Oil Rate 29,352. 134. bbls/mo 96.3% 1.20 0.0% 3,180. 5,334. $/w/mo Expense 98.4898 98.4898 8.00 5,279.985 Gas Rate 133,258. 610. Mcf/mo 0.0% 0.00 0.0% 10.00 4,230.645 GOR 4,540. 4,540. scf/bbl Revenue 12.00 3,392.500 NGL Rate 5,674. 46. bbls/mo Oil 73.8673 73.8673 NGL Yield 42.6 75.8 bbl/MMcf Gas 73.8673 73.8673 15.00 2,422.285 Gas Shrinkage 62.2 25.8% ______________________________ ______________________ 20.00 1,314.419 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 16.0 % Start Date: 08/2021 5 Months in year ‘21 37.611 Year Life (03/2059) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 633 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 36

Figure 37

LILIS ENERGY, INC. -- W SHAMMO PUD 1 (1.5 WC B)
PHANTOM (WOLFCAMP B) FIELD
WINKLER COUNTY, TEXAS

Reserve Category: PUD

As of 01/2019

	As of 01/2019 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		12/2018 Cumulatives	39.86 Year Life (11/2058) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	14,631.	96.3	1.20	8.0	135.	4,540.	4,540.	Oil - mbbls	0.0	629.6	629.6	37.924 NI	238.775	13,775.622	852.863	3,002.905	7,082.960	2,242.366
Gas - mcf/mo	66,424.	0.0	0.00	8.0	614.			Gas - mmcf	0.0	2,858.4	2,858.4	50.565 WI	802.190	1,492.073	416.618	5,309.376		



OIL (bbls/mo) Δ
GAS (mcf/mo) ∇
10,000.
100,000.
1,000.
10,000.
100.
1,000.
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
TIME (years)

Reservoir: WOLFCAMP B

W SHAMMO PUD 1 (1.5 WC B)

TX OIL

♦ ⊗ ✻ -- Annual Averages Perfs: 0. - 0. Status:
First Production 00/ 0 First Data 12/2049 Last Data 01/1900
01 / 16 / 2019 12 : 15 : 28 21 API:

MKR G:\CGA8538\PHD \PUD.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 634

Table 37 Reserve Estimates and Economic Forecasts as of December 31, 2018 Lilis Energy, Inc. Interests Proved Undeveloped Reserves LILIS ENERGY, INC. -- W SHAMMO PUD 1 (1.5 WC B) PHANTOM (WOLFCAMP B) FIELD -- WINKLER COUNTY, TEXAS (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL End Production Production Production Production Sales Production Price Price Price Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL 12-2019 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2020 .0 .0 .0 .000 .000 .000 .000 .000 .000 12-2021 133.9 607.9 49.8 50.783 170.609 18.883 57.693 1.860 15.734 12-2022 83.9 380.8 31.2 31.806 106.855 11.827 57.693 1.860 15.734 12-2023 53.3 242.0 19.8 20.212 67.905 7.516 57.693 1.860 15.734 12-2024 40.0 181.7 14.9 15.180 50.998 5.645 57.693 1.860 15.734 12-2025 32.2 146.4 12.0 12.228 41.082 4.547 57.693 1.860 15.734 12-2026 27.2 123.6 10.1 10.324 34.684 3.839 57.693 1.860 15.734 12-2027 23.7 107.4 8.8 8.971 30.138 3.336 57.693 1.860 15.734 12-2028 21.0 95.5 7.8 7.976 26.795 2.966 57.693 1.860 15.734 12-2029 18.9 85.7 7.0 7.161 24.057 2.663 57.693 1.860 15.734 12-2030 17.2 78.1 6.4 6.524 21.918 2.426 57.693 1.860 15.734 12-2031 15.8 71.7 5.9 5.993 20.133 2.228 57.693 1.860 15.734 12-2032 14.6 66.2 5.4 5.528 18.572 2.056 57.693 1.860 15.734 12-2033 13.4 60.7 5.0 5.072 17.038 1.886 57.693 1.860 15.734 12-2034 12.3 55.9 4.6 4.666 15.676 1.735 57.693 1.860 15.734 12-2035 11.3 51.4 4.2 4.293 14.423 1.596 57.693 1.860 15.734 12-2036 10.4 47.4 3.9 3.960 13.305 1.473 57.693 1.860 15.734 12-2037 9.6 43.5 3.6 3.633 12.206 1.351 57.693 1.860 15.734 S Tot 538.7 2,445.8 200.3 204.308 686.392 75.971 57.693 1.860 15.734 After 90.9 412.6 33.8 34.468 115.798 12.817 57.693 1.860 15.734 Total 629.6 2,858.4 234.1 238.775 802.190 88.788 57.693 1.860 15.734 Cum .0 .0 .0 Ult 629.6 2,858.4 234.1 (11) (12) (13) (14) (15) (16) (17) (18) (19) (20) Oil Gas NGL Hedge Other Total Production Ad Valorem End Revenue Revenue Revenue Revenue Revenue Revenue Taxes Taxes $/BOE6 Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 .000 .000 0.000 0.000 .000 .000 .000 .000 12-2021 2,929.785 317.333 297.118 0.000 0.000 3,544.236 181.386 88.606 4.181 12-2022 1,834.968 198.750 186.090 0.000 0.000 2,219.808 113.605 55.495 4.522 12-2023 1,166.106 126.304 118.258 0.000 0.000 1,410.668 72.195 35.267 4.874 12-2024 875.757 94.855 88.813 0.000 0.000 1,059.425 54.219 26.486 5.194 12-2025 705.476 76.412 71.544 0.000 0.000 853.432 43.677 21.336 5.505 12-2026 595.612 64.512 60.403 0.000 0.000 720.527 36.875 18.013 5.800 12-2027 517.537 56.056 52.485 0.000 0.000 626.078 32.041 15.652 6.085 12-2028 460.143 49.839 46.664 0.000 0.000 556.646 28.488 13.916 6.357 12-2029 413.120 44.746 41.896 0.000 0.000 499.761 25.577 12.494 6.636 12-2030 376.379 40.767 38.170 0.000 0.000 455.315 23.302 11.383 6.902 12-2031 345.727 37.447 35.061 0.000 0.000 418.235 21.404 10.456 7.167 12-2032 318.923 34.543 32.343 0.000 0.000 385.809 19.745 9.645 7.441 12-2033 292.590 31.691 29.672 0.000 0.000 353.954 18.115 8.849 7.759 12-2034 269.198 29.158 27.300 0.000 0.000 325.656 16.666 8.141 8.094 12-2035 247.676 26.826 25.118 0.000 0.000 299.620 15.334 7.491 8.458 12-2036 228.474 24.747 23.170 0.000 0.000 276.391 14.145 6.910 8.840 12-2037 209.609 22.703 21.257 0.000 0.000 253.570 12.977 6.339 9.284 S Tot 11,787.079 1,276.689 1,195.363 0.000 0.000 14,259.131 729.750 356.478 5.505 After 1,988.543 215.384 201.664 0.000 0.000 2,405.591 123.113 60.140 15.724 Total 13,775.622 1,492.073 1,397.027 0.000 0.000 16,664.722 852.863 416.618 6.980 (21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31) Operating Wells Workover 3rd Party Other Future Net Cumulative Cum.Cash Flow End Expense Gross Net Expense COPAS Deductions Investment Cash Flow Cash Flow Disc.@ 10. % Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$ 12-2019 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2020 .000 0 0.0 0.000 0.000 0.000 .000 .000 .000 .000 12-2021 25.027 1 0.5 0.000 0.000 357.509 5,309.376 -2,417.668 -2,417.668 -2,075.495 12-2022 35.194 1 0.5 0.000 0.000 223.913 .000 1,791.601 -626.067 -785.688 12-2023 35.194 1 0.5 0.000 0.000 142.295 .000 1,125.718 499.651 -50.314 12-2024 35.194 1 0.5 0.000 0.000 106.865 .000 836.662 1,336.313 446.124 12-2025 35.194 1 0.5 0.000 0.000 86.086 .000 667.140 2,003.453 805.807 12-2026 35.194 1 0.5 0.000 0.000 72.680 .000 557.765 2,561.218 1,079.127 12-2027 35.194 1 0.5 0.000 0.000 63.153 .000 480.039 3,041.257 1,292.948 12-2028 35.194 1 0.5 0.000 0.000 56.149 .000 422.900 3,464.157 1,464.158 12-2029 35.194 1 0.5 0.000 0.000 50.411 .000 376.086 3,840.242 1,602.550 12-2030 35.194 1 0.5 0.000 0.000 45.928 .000 339.509 4,179.751 1,716.123 12-2031 35.194 1 0.5 0.000 0.000 42.188 .000 308.993 4,488.745 1,810.093 12-2032 35.194 1 0.5 0.000 0.000 38.917 .000 282.308 4,771.053 1,888.139 12-2033 35.194 1 0.5 0.000 0.000 35.703 .000 256.093 5,027.146 1,952.497 12-2034 35.194 1 0.5 0.000 0.000 32.849 .000 232.805 5,259.952 2,005.688 12-2035 35.194 1 0.5 0.000 0.000 30.223 .000 211.380 5,471.331 2,049.596 12-2036 35.194 1 0.5 0.000 0.000 27.880 .000 192.263 5,663.594 2,085.901 12-2037 35.194 1 0.5 0.000 0.000 25.578 .000 173.482 5,837.076 2,115.679 S Tot 588.124 0.000 0.000 1,438.326 5,309.376 5,837.076 5,837.076 2,115.679 After 733.802 0.000 0.000 242.653 .000 1,245.884 7,082.960 2,242.366 Total 1,321.926 0.000 0.000 1,680.979 5,309.376 7,082.960 7,082.960 2,242.366 _________________________________________________________________Evaluation Parameters (Gross) _____________________________Expenses (Gross) ______________________________Percent Interests ______________________Percent Cum. Disc. ________________________________ Initial Final Units ___________________Dei n Def _____________________________ Initial Final Units ________________ Final 5.00 3,874.004 Oil Rate 29,352. 134. bbls/mo 96.3% 1.20 0.0% 3,093. 5,798. $/w/mo Expense 50.5655 50.5655 8.00 2,781.444 Gas Rate 133,258. 610. Mcf/mo 0.0% 0.00 0.0% 10.00 2,242.366 GOR 4,540. 4,540. scf/bbl Revenue 12.00 1,808.984 NGL Rate 5,362. 51. bbls/mo Oil 37.9241 37.9241 NGL Yield 40.2 83.9 bbl/MMcf Gas 37.9241 37.9241 15.00 1,303.099 Gas Shrinkage 63.1 26.2% ______________________________ ______________________ 20.00 717.246 Oil Severance 4.6 4.6 % Gas Severance 7.5 7.5 % NGL Severance 7.5 7.5 % Ad___________________________________________ Valorem 9.1 % Start Date: 04/2021 9 Months in year ‘21 37.610 Year Life (11/2058) THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 634 DEFAULT 1/16/2019 12:12:37 TEXAS REGISTERED ENGINEERING FIRM F-693. OIL PUD Cawley, Gillespie & Associates, Inc. Table 37

APPENDIX Explanatory Comments for Summary Tables HEADINGS Table I Description of Table Information Identity of Interest Evaluated Property Description – Location Reserve Classification and Development Status Effective Date of Evaluation FORECAST (Columns) (1) (11) (21) Calendar or Fiscal years/months commencing on effective date. (2) (3) (4) Gross Production (8/8th) for the years/months which are economical. These are expressed as thousands of barrels (Mbbl) and millions of cubic feet (MMcf) of gas at standard conditions. Total future production, cumulative production to effective date and ultimate recovery at the effective date are shown following the annual/monthly forecasts. (5) (6) (7) Net Production accruable to evaluated interest is calculated by multiplying the revenue interest times the gross production. These values take into account changes in interest and gas shrinkage. (8) Average (volume weighted) gross liquid price per barrel before deducting production-severance taxes. (9) Average (volume weighted) gross gas price per Mcf before deducting production-severance taxes. (10) Average (volume weighted) gross NGL price per barrel before deducting production-severance taxes. (12) Revenue derived from oil sales -- column (5) times column (8). (13) Revenue derived from gas sales -- column (6) times column (9). (14) Revenue derived from NGL sales -- column (7) times column (10). (15) Revenue derived from hedge positions. (16) Revenue derived from other sources not included in column (12) through column (15); may include revenue from electrical sales, pipeline gas transportation, 3rd party saltwater disposal, etc. (17) Total Revenue – sum of column (12) through column (16). (18) Production-Severance taxes deducted from gross oil, gas and NGL revenue. (19) Ad Valorem taxes. (20) $/BOE6 – is the total of column (22), column (25), column (26), and column (27) divided by Barrels of Oil Equivalent (“BOE”). BOE is net oil production column (5) plus net gas production column (6) converted to oil at six Mcf gas per one bbl oil plus net NGL production column (7) converted to oil at one bbl NGL per 0.65 bbls of oil. (22) Operating Expenses are direct operating expenses to the evaluated working interest and may include combined fixed rate administrative overhead charges for operated oil and gas producers known as COPAS. (23) Average gross wells. (24) Average net wells are gross wells times working interest. (25) Workover Expenses are non-direct operating expenses and may include maintenance, well service, compressor, tubing, and pump repair. (26) 3rd Party COPAS are combined fixed rate administrative overhead charges for non-operated oil and gas producers. (27) Other Deductions may include compression-gathering expenses, transportation costs and water disposal costs. (28) Investments, if any, include re-completions, future drilling costs, pumping units, etc. and may include either tangible or intangible or both, and the costs for plugging and the salvage value of equipment at abandonment may be shown as negative investments at end of life. (29) (30) Future Net Cash Flow is column (17) less the total of column (18), column (19), column (22), column (25), column (26), column (27) and column (28). The data in column (29) are accumulated in column (30). Federal income taxes have not been considered. (31) Cumulative Discounted Cash Flow is calculated by discounting monthly cash flows at the specified annual rates. MISCELLANEOUS DCF Profile • The cumulative cash flow discounted at six different interest rates are shown at the bottom of columns (30-31). Interest has been compounded monthly. The DCF’s for the “Without Hedge” case may be shown to the left of the main DCF profile. Life • The economic life of the appraised property is noted in the lower right-hand corner of the table. Footnotes • Comments regarding the evaluation may be shown in the lower left-hand footnotes. Price Deck • A table of oil and gas prices, price caps and escalation rates may be shown in the lower middle footnotes. Differentials • Total annual price adjustments may be shown in gray font to the left of column (8), column (9) and column (10). Appendix Cawley, Gillespie & Associates, Inc. Page 1

APPENDIX Methods Employed in the Estimation of Reserves The four methods customarily employed in the estimation of reserves are (1) production performance, (2) material balance, (3) volumetric and (4) analogy. Most estimates, although based primarily on one method, utilize other methods depending on the nature and extent of the data available and the characteristics of the reservoirs. Basic information includes production, pressure, geological and laboratory data. However, a large variation exists in the quality, quantity and types of information available on individual properties. Operators are generally required by regulatory authorities to file monthly production reports and may be required to measure and report periodically such data as well pressures, gas-oil ratios, well tests, etc. As a general rule, an operator has complete discretion in obtaining and/or making available geological and engineering data. The resulting lack of uniformity in data renders impossible the application of identical methods to all properties, and may result in significant differences in the accuracy and reliability of estimates. A brief discussion of each method, its basis, data requirements, applicability and generalization as to its relative degree of accuracy follows: Production performance. This method employs graphical analyses of production data on the premise that all factors which have controlled the performance to date will continue to control and that historical trends can be extrapolated to predict future performance. The only information required is production history. Capacity production can usually be analyzed from graphs of rates versus time or cumulative production. This procedure is referred to as "decline curve" analysis. Both capacity and restricted production can, in some cases, be analyzed from graphs of producing rate relationships of the various production components. Reserve estimates obtained by this method are generally considered to have a relatively high degree of accuracy with the degree of accuracy increasing as production history accumulates. Material balance. This method employs the analysis of the relationship of production and pressure performance on the premise that the reservoir volume and its initial hydrocarbon content are fixed and that this initial hydrocarbon volume and recoveries therefrom can be estimated by analyzing changes in pressure with respect to production relationships. This method requires reliable pressure and temperature data, production data, fluid analyses and knowledge of the nature of the reservoir. The material balance method is applicable to all reservoirs, but the time and expense required for its use is dependent on the nature of the reservoir and its fluids. Reserves for depletion type reservoirs can be estimated from graphs of pressures corrected for compressibility versus cumulative production, requiring only data that are usually available. Estimates for other reservoir types require extensive data and involve complex calculations most suited to computer models which makes this method generally applicable only to reservoirs where there is economic justification for its use. Reserve estimates obtained by this method are generally considered to have a degree of accuracy that is directly related to the complexity of the reservoir and the quality and quantity of data available. Volumetric. This method employs analyses of physical measurements of rock and fluid properties to calculate the volume of hydrocarbons in-place. The data required are well information sufficient to determine reservoir subsurface datum, thickness, storage volume, fluid content and location. The volumetric method is most applicable to reservoirs which are not susceptible to analysis by production performance or material balance methods. These are most commonly newly developed and/or no-pressure depleting reservoirs. The amount of hydrocarbons in-place that can be recovered is not an integral part of the volumetric calculations but is an estimate inferred by other methods and a knowledge of the nature of the reservoir. Reserve estimates obtained by this method are generally considered to have a low degree of accuracy; but the degree of accuracy can be relatively high where rock quality and subsurface control is good and the nature of the reservoir is uncomplicated. Analogy. This method which employs experience and judgment to estimate reserves, is based on observations of similar situations and includes consideration of theoretical performance. The analogy method is a common approach used for “resource plays,” where an abundance of wells with similar production profiles facilitates the reliable estimation of future reserves with a relatively high degree of accuracy. The analogy method may also be applicable where the data are insufficient or so inconclusive that reliable reserve estimates cannot be made by other methods. Reserve estimates obtained in this manner are generally considered to have a relatively low degree of accuracy. Much of the information used in the estimation of reserves is itself arrived at by the use of estimates. These estimates are subject to continuing change as additional information becomes available. Reserve estimates which presently appear to be correct may be found to contain substantial errors as time passes and new information is obtained about well and reservoir performance. Appendix Cawley, Gillespie & Associates, Inc. Page 2

APPENDIX Reserve Definitions and Classifications The Securities and Exchange Commission, in SX Reg. 210.4-10 dated November 18, 1981, as amended on September 19, 1989 and January 1, 2010, requires adherence to the following definitions of oil and gas reserves: "(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations— prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. "(i) The area of a reservoir considered as proved includes: (A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data. "(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty. "(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty. "(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when: (A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities. "(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions. "(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered: “(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and “(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well. "(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. “(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances. “(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time. “(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty. Appendix Cawley, Gillespie & Associates, Inc. Page 3

"(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered. “(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates. “(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir. “(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves. “(iv) See also guidelines in paragraphs (17)(iv) and (17)(vi) of this section (below). "(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. “(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates. “(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project. “(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves. “(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects. “(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir. “(vi) Pursuant to paragraph (22)(iii) of this section (above), where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.” Instruction 4 of Item 2(b) of Securities and Exchange Commission Regulation S-K was revised January 1, 2010 to state that "a registrant engaged in oil and gas producing activities shall provide the information required by Subpart 1200 of Regulation S–K." This is relevant in that Instruction 2 to paragraph (a)(2) states: “The registrant is permitted, but not required, to disclose probable or possible reserves pursuant to paragraphs (a)(2)(iv) through (a)(2)(vii) of this Item.” "(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. “Note to paragraph (26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).” Appendix Cawley, Gillespie & Associates, Inc. Page 4

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Professional Qualifications of Primary Technical Person

The evaluation summarized by this report was conducted by a proficient team of geologists and reservoir engineers who integrate geological, geophysical, engineering and economic data to produce high quality reserve estimates and economic forecasts. This report was supervised by Todd Brooker, President of Cawley, Gillespie & Associates (CG&A).

Prior to joining CG&A, Mr. Brooker worked in Gulf of Mexico drilling and production engineering at Chevron. Mr. Brooker has been an employee of CG&A since 1992. His responsibilities include reserve and economic evaluations, fair market valuations, field studies, pipeline resource studies and acquisition/divestiture analysis. His reserve reports are routinely used for public company SEC disclosures. His experience includes significant projects in both conventional and unconventional resources in every major U.S. producing basin and abroad, including oil and gas shale plays, coalbed methane fields, waterfloods and complex, faulted structures.

Mr. Brooker graduated with honors from the University of Texas at Austin in 1989 with a Bachelor of Science degree in Petroleum Engineering, and is a registered Professional Engineer in the State of Texas. He is also a member of the Society of Petroleum Engineers (SPE) and the Society of Petroleum Evaluation Engineers (SPEE).

Based on his educational background, professional training and more than 20 years of experience, Mr. Brooker and CG&A continue to deliver professional, ethical and reliable engineering and geological services to the petroleum industry.

CAWLEY, GILLESPIE & ASSOCIATES, INC.
TEXAS REGISTERED ENGINEERING FIRM F-693